497(c)
                                                      1940 Act File No. 811-5762
                    MONEY
                    MARKET FUNDS

                    PROSPECTUS

                    March 31, 1999

                    FIRSTAR STELLAR TREASURY FUND

                    FIRSTAR STELLAR TAX-FREE MONEY MARKET FUND

                    FIRSTAR STELLAR OHIO TAX-FREE MONEY MARKET FUND

                    FIRSTAR STELLAR FUNDS (LOGO)

                               TABLE OF CONTENTS


THE FUNDS
Overview of the Funds.............................................3
TREASURY FUND.....................................................4
TAX-FREE MONEY MARKET FUND........................................6
OHIO TAX-FREE MONEY MARKET FUND...................................9
Management of the Funds...........................................12
Distribution of Shares............................................12
YOUR ACCOUNT INFORMATION
Description of Classes............................................13
Price of Shares...................................................14
Purchasing Shares.................................................14
Selling Shares....................................................16
Exchanging Shares.................................................17
Dividends, Capital Gain Distributions and Taxes...................18
ADDITIONAL INFORMATION
Financial Highlights..............................................20
Year 2000 Issue...................................................22
FOR MORE INFORMATION
See the last page for more information about the funds.



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

OVERVIEW

GOAL OF THE MONEY MARKET FUNDS

The goal of the Firstar Stellar money market funds is to provide current income while preserving capital. The advantage of the TAX-FREE MONEY MARKET FUND is that the interest income is exempt from federal income tax. The benefit of the OHIO TAX-FREE MONEY MARKET FUND is that the interest income is exempt from both federal and Ohio state income tax.


STRATEGIES OF THE FUNDS

The TREASURY FUND invests exclusively in short-term U.S. Treasury obligations. The TAX-FREE MONEY MARKET FUND and the OHIO TAX-FREE MONEY MARKET FUND primarily invest in short-term municipal securities. Each of the funds strives to maintain a share price of $1.00.


PRINCIPAL RISKS COMMON TO THESE FUNDS


The main risks of investing in the funds are:


O INTEREST RISKS:   The rate of income will vary from day to day depending on
  short-term interest rates. It is possible that a major change in interest rates could cause the value of your investment to decline.

O CREDIT RISKS: The funds can also be affected by changes in the credit quality rating or changes in the issuer's financial condition. A default on a security or a repurchase agreement held by one of the funds could cause the value of your investment to decline.

O Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF FIRSTAR BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST

These funds may be appropriate for people who:

O want to save money rather than "invest"
O require stability of principal
O prefer to receive income with relatively fewer risks

TREASURY FUND

INVESTMENT GOAL

The TREASURY FUND seeks to achieve stability of principal and current income consistent with stability of principal.


INVESTMENT POLICIES AND PORTFOLIO SECURITIES


The fund intends to achieve its investment goal by investing exclusively in short-term U.S. Treasury obligations that have a maturity of 397 days or less from the date of purchase. The fund may purchase repurchase agreements collateralized by U.S. Treasury obligations. The fund intends to invest in the agreements that provide for repurchase within 397 days from the date of acquisition. The average maturity of these securities is 120 days or less. The average maturity, however, of all the securities in the fund's portfolio will be 90 days or less on a dollar-weighted basis. Securities subject to repurchase agreements are marked to market on a daily basis. U.S. Treasury obligations are issued by the U.S. government and are fully guaranteed as to principal and interest by the United States government. The fund may also retain assets in cash and may purchase U.S. Treasury obligations on a when-issued or delayed delivery basis.

INVESTMENT RISKS

The following risks are specific to this fund in addition to the risks mentioned in the Overview section.

REPURCHASE AGREEMENTS

Arrangements in which banks, broker/dealers and other financial institutions sell securities to the fund and agree to repurchase them at a certain time and price within one year.


REPURCHASE AGREEMENT RISKS   One of the risks of investing in repurchase
agreements is that the seller may not repurchase the securities from the fund, which may result in the fund selling the security for less than the agreed upon price. Another risk of repurchase agreements is that the seller may default or file for bankruptcy. That could mean the fund might have to wait through lengthy court actions before selling the securities.

WHEN ISSUED/DELAYED DELIVERY

Securities with payment and delivery scheduled for a future time.


WHEN-ISSUED AND DELAYED DELIVERY TRANSACTION RISKS   One of the risks of
investing in when-issued or delayed delivery transactions is if the seller chooses not to complete the transaction, the fund could miss an advantageous price or yield.

Another risk is that because settlement dates may be a month or more after entering into the transactions, the market values of the securities may have dropped from the agreed upon purchase price. However, the fund may cancel a commitment to purchase securities prior to settlement if the fund's investment adviser believes it is appropriate.

The fund may enter into transactions to sell its purchase commitments to third parties at current market rates and simultaneously acquire other commitments to purchase similar securities at later dates. The fund may realize short-term profits or losses on the sale of these kinds of commitments.

The Statement of Additional Information contains more information about the fund and the types of securities in which it may invest.

                                PAST PERFORMANCE


The bar chart and table below illustrate the variability of the TREASURY FUND'S returns. The bar chart indicates the risks of investing in the fund by showing the changes in the fund's performance from year to year (on a calendar year basis). The table shows the fund's average annual returns for one-year, five-year and since the fund's inception ended December 31, 1998. The fund's past performance is not necessarily an indication of how the fund will perform in the future.
                            TREASURY FUND - C SHARES
                       CALENDAR YEAR RETURNS AS OF 12/31
                       1990                        7.64%
                       1991                        5.49%
                       1992                        3.26%
                       1993                        2.54%
                       1994                        3.51%
                       1995                        5.26%
                       1996                        4.77%
                       1997                        4.86%
                       1998                        4.61%

                       BEST QUARTER:  Q3    1989   2.08%
                       WORST QUARTER: Q4    1993   0.62%


----------------------------------------------------------------------------
Average annual total return                   1  Year   5  Year    Since
through 12/31/98                                                 inception
----------------------------------------------------------------------------
Treasury Fund            C Shares1<F1>         4.61%     4.60%     4.93%
                         Y Shares2<F2>         4.77%      N/A      4.85%
----------------------------------------------------------------------------
For up-to-date yield information, please call 1-800-677-FUND.


1<F1> C Shares commenced operations April 15, 1989.
2<F2> Y Shares commenced operations March 25, 1997.

                                 FUND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

----------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)               CLASS Y   CLASS C
----------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
(as a percentage of offering price)                       None      None
MAXIMUM DEFERRED SALES CHARGE (LOAD)
(as a percentage of offering price)                       None      None
MAXIMUM SALES CHARGE (LOAD) IMPOSED
  ON REINVESTED DIVIDENDS                                 None      None
REDEMPTION FEE                                            None      None
EXCHANGE FEE                                              None      None

----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)                    CLASS Y   CLASS C
----------------------------------------------------------------------------
MANAGEMENT FEES                                          0.50%     0.50%
DISTRIBUTION AND SERVICE (12B-1) FEES1<F3>                 None    0.25%
OTHER EXPENSES2<F4>                                      0.43%     0.43%
TOTAL ANNUAL FUND OPERATING EXPENSES                     0.93%     1.18%
----------------------------------------------------------------------------
1<F3> Y shares are not subject to a Rule 12b-1 Plan.   C shares of the
     TREASURY FUND can pay up to 0.25% of average daily net assets for 12b-1 fees. However, the investment adviser has chosen to waive a portion of this fee so that the actual amount imposed is 0.15% of average daily net assets. The adviser can reduce the waiver at any time.
2<F4>"Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the fund not listed above, plus (2) an annual shareholder servicing fee of 0.25% of average daily net assets. For the foreseeable future, the fund plans to limit the shareholder servicing fee to an annual rate of 0.10% of average daily net assets.

EXAMPLE The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that:

1.You invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods,

2.Your investment has a 5% return each year, and

3.The fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR        3 YEARS        5 YEARS        10 YEARS
-------------------------------------------------------------------------
CLASS Y           $95            $296           $515          $1,143
CLASS C           $120           $375           $649          $1,432

                      Class descriptions are on page 13.

TAX-FREE MONEY MARKET FUND

INVESTMENT GOAL

The TAX-FREE MONEY MARKET FUND seeks to provide current income exempt from federal regular income tax consistent with stability of principal.

WHAT IS FEDERAL REGULAR INCOME TAX?

Federal regular income tax refers to normal income tax that most U.S. taxpayers compute and pay each year. It does not include the federal alternative minimum tax.

   INVESTMENT POLICIES AND PORTFOLIO SECURITIES

The fund intends to achieve its investment goal by investing its assets so that at least 80% of its annual interest income is exempt from federal regular income tax and not subject to the alternative minimum tax. The fund's portfolio consists of municipal securities maturing in 397 days or less. The average maturity, however, of all the securities in the fund's portfolio will be 90 days or less on a dollar-weighted basis.

The municipal securities in which the fund invests are primarily debt obligations issued by or on behalf of states, territories and possessions of the United States, and any political subdivision or financing authority of any of these, the income from which is exempt from federal regular income tax.

When selling securities, the adviser considers three factors: (1) Have the objectives of the fund been met? (2) Has the attractiveness of the securities deteriorated? (3) Has the adviser's outlook changed? If the adviser can answer each question positively, then the adviser will sell the securities.

                        EXAMPLES OF MUNICIPAL SECURITIES
                        --------------------------------
O tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues

O bond anticipation notes that are intended to be refinanced through a later issuance of longer term bonds

O municipal commercial paper and other short-term notes

O variable rate demand notes

O municipal bonds and leases

O construction loan notes insured by the Federal Housing Association and financed by the Federal or Government National Mortgage Associations

O participation interests in any of the above

PARTICIPATION INTERESTS   The fund may purchase interests in municipal
securities from financial institutions such as commercial and investment banks, savings associations and insurance companies. Financial institutions provide guarantees, letters of credit or insurance to the fund on the underlying municipal securities.

MUNICIPAL LEASES   The fund may also invest in municipal leases, which are
obligations issued by state and local governments to finance the acquisition of equipment and facilities. Municipal leases may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation interest. Municipal leases may be considered illiquid.

VARIABLE RATE DEMAND NOTES   The fund may invest in variable rate demand notes,
which are obligations with variable or floating interest rates. The notes provide the fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. These securities usually bear interest at a rate that allow the securities to trade at par. Most variable rate demand notes allow the fund to demand the repurchase of the security on not more than 7 days notice. Other notes only permit the fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. The fund treats variable rate demand notes as maturing on the later of the date of the next interest adjustment or the date on which the fund may next tender the security for repurchase.

TEMPORARY INVESTMENTS   From time to time, the fund may invest in tax-exempt or
taxable short-term temporary investments when the fund's investment adviser determines that market conditions call for a temporary defensive posture. During such times, it is possible for the fund not to reach its investment objective. Although the fund is permitted to make taxable, temporary investments, the adviser currently has no intention to generate income subject to federal regular income tax.

INVESTMENT RISKS

The following risks are specific to this fund in addition to the risks mentioned in the Overview section.


MUNICIPAL SECURITIES RISKS   One of the risks of investing in municipal
securities is that the yield produced by such securities depends on a variety of factors including the general conditions of the short-term municipal note market and the municipal bond market. Other factors include the size of the particular offering, the maturity of the obligations and the rating of the issue. The ability of the fund to achieve its investment objective also depends on the ability of the issuers of the municipal securities to meet their obligations for the payment of interest and principal when due.


CREDIT RISKS   Another risk is that the fund may invest more than 25% of its total assets in securities credit-enhanced by banks. Credit-enhanced securities are investments backed by a guaranty, letter of credit or insurance. Any bankruptcy, receivership, default or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security causing the fund to lose money.


TAX RISKS   The fund may be more adversely impacted by changes in tax rates and policies than other funds. Because interest income on municipal obligations is normally not subject to regular federal income taxation, the attractiveness of municipal obligations in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of such interest income. Therefore, any proposed or actual changes in such rates or exempt status can significantly affect the demand for and supply, liquidity and marketability of municipal obligations, which could in turn affect the fund's ability to acquire and dispose of municipal obligations at desirable yield and price levels.

The Statement of Additional Information contains more information about the fund and the types of securities in which it may invest.

                                PAST PERFORMANCE


The bar chart and table below illustrate the variability of the TAX-FREE MONEY MARKET FUND'S returns. The bar chart indicates the risks of investing in the fund by showing the changes in the fund's performance from year to year (on a calendar year basis). The table shows the fund's average annual returns for one-year, five-year, and since the fund's inception ended December 31, 1998. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

                     TAX-FREE MONEY MARKET FUND - C SHARES
                       CALENDAR YEAR RETURNS AS OF 12/31
                       1992                        2.44%
                       1993                        1.88%
                       1994                        2.29%
                       1995                        3.33%
                       1996                        2.86%
                       1997                        3.04%
                       1998                        2.79%

                       BEST QUARTER:  Q3    1991   1.01%
                       WORST QUARTER: Q1    1994   0.43%

-------------------------------------------------------------------------------
Average annual total return
through 12/31/98                    1  Year        5  Year    Since Inception
-------------------------------------------------------------------------------
Tax-Free Money Market Fund1<F5>      2.79%          2.86%          2.79%
-------------------------------------------------------------------------------
For up-to-date yield information, please call 1-800-677-FUND.

1<F5> C Shares commenced operations March 15, 1991.

                                 FUND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

-------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                         CLASS C
-------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
(as a percentage of offering price)                                 None
MAXIMUM DEFERRED SALES CHARGE (LOAD)
(as a percentage of offering price)                                 None
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED DIVIDENDS         None
REDEMPTION FEE                                                      None
EXCHANGE FEE                                                        None

-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)                              CLASS C
-------------------------------------------------------------------------------
MANAGEMENT FEES1<F6>                                               0.55%
DISTRIBUTION AND SERVICE (12B-1) FEES2<F7>                         0.25%
OTHER EXPENSES3<F8>                                                0.50%
TOTAL ANNUAL FUND OPERATING EXPENSES                               1.30%
-------------------------------------------------------------------------------
1<F6> The fund's investment adviser voluntarily waives a portion of this fee each year. The adviser can terminate this voluntary waiver at any time. With the waiver for the year ended November 30, 1998, the management fee was 0.45%.

2<F7> Currently, C shares of the fund are not paying or accruing Rule 12b-1 fees. The class can pay up to 0.25% of average daily net assets as a Rule 12b-1 fee to the fund's distributor if a Y class of shares is created.

3<F8> "Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the fund not listed above, plus
(2) an annual shareholder servicing fee of 0.25% of average daily net assets. For the foreseeable future, the fund plans to limit the shareholder servicing fee to an annual rate of 0.10% of average daily net assets.

EXAMPLE The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that:

1.You invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods,

2.Your investment has a 5% return each year, and

3.The fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR        3 YEARS        5 YEARS        10 YEARS
---------------------------------------------------------------------
CLASS C           $132           $412           $713          $1,568
                      Class descriptions are on page 13.

OHIO TAX-FREE MONEY MARKET FUND

INVESTMENT GOAL

The OHIO TAX-FREE MONEY MARKET FUND seeks to provide current income exempt from federal income tax and the personal income taxes imposed by the state of Ohio and Ohio municipalities consistent with stability of principal.

                     EXAMPLES OF OHIO MUNICIPAL SECURITIES
                     -------------------------------------
 . tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues
 . bond anticipation notes that are intended to be refinanced through a later issuance of longer term bonds
 . municipal commercial paper and other short-term notes
 . variable rate demand notes
 . municipal bonds and leases
 . participation interests in any of the above


INVESTMENT POLICIES AND PORTFOLIO SECURITIES

The fund intends to achieve its investment goal by investing its assets so that at least 80% of its annual interest income is exempt from federal income tax and not subject to the alternative minimum tax and the personal income taxes imposed by the state of Ohio and Ohio municipalities. In addition, the fund will invest its assets so that under normal circumstances, at least 65% of the value of its total assets will be invested in Ohio municipal securities exempt from federal regular income tax and Ohio State income tax. The fund's portfolio consists of municipal securities maturing in 397 days or less. The average maturity, however, of all the securities in the fund's portfolio will be 90 days or less on a dollar-weighted basis.

The municipal securities in which the fund invests are primarily debt obligations issued by or on behalf of Ohio and its political subdivisions and financing authorities and obligations of other states, territories and possessions of the United States and any political subdivision or financing authority of any of these. The income from such obligations must be exempt from federal income tax (including alternative minimum tax) and the personal income taxes imposed by the State of Ohio and other municipalities.

When selling securities, the adviser considers three factors: (1) Have the objectives of the fund been met? (2) Has the attractiveness of the securities deteriorated? (3) Has the adviser's outlook changed? If the adviser can answer each question positively, then the adviser will sell the securities.

PARTICIPATION INTERESTS   The fund may purchase interests in municipal
securities from financial institutions such as commercial and investment banks, savings associations and insurance companies. Financial institutions provide guarantees, letters of credit or insurance to the fund on the underlying municipal securities.

MUNICIPAL LEASES   The fund may also invest in municipal leases, which are
obligations issued by state and local governments to finance the acquisition of equipment and facilities. Municipal leases may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation interest. Municipal leases may be considered illiquid.

VARIABLE RATE DEMAND NOTES   The fund may invest in variable rate demand notes,
which are obligations with variable or floating interest rates. The notes provide the fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. These securities usually bear interest at a rate that allow the securities to trade at par. Most variable rate demand notes allow the fund to demand the repurchase of the security on not more than 7 days' notice. Other notes only permit the fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. The fund treats variable rate demand notes as maturing on the later of the date of the next interest adjustment or the date on which the fund may next tender the security for repurchase.


TEMPORARY INVESTMENTS   From time to time, the fund may invest in tax-exempt or
taxable short-term temporary investments when the fund's investment adviser determines that market conditions call for a temporary defensive posture. During such times, it is possible for the fund not to reach its investment objective. Although the fund is permitted to make taxable temporary investments, the adviser currently has no intention to generate income subject to federal regular income tax.

INVESTMENT RISKS

The following risks are specific to this fund in addition to the risks mentioned in the Overview section.

MUNICIPAL SECURITIES RISKS   One of the risks of investing in municipal
securities is that the yield produced by such securities depends on a variety of factors. Factors affecting the yield include the general conditions of the short-term municipal note market and the municipal bond market. Other factors are the size of the particular offering, the maturity of the obligations and the rating of the issue. The ability of the fund to achieve its investment objective also depends on the ability of the issuers of the municipal securities to meet their obligations for the payment of interest and principal when due.


CREDIT RISKS   Another risk is that the fund may invest more than 25% of its total assets in securities credit-enhanced by banks. Credit-enhanced securities are investments backed by a guaranty, letter of credit or insurance. Any bankruptcy, receivership, default or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security causing the fund to lose money.


TAX RISKS   The fund may be more adversely impacted by changes in tax rates and policies than other funds. Because interest income on municipal obligations is normally not subject to regular federal income taxation, the attractiveness of municipal obligations in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of such interest income. Therefore, any proposed or actual changes in such rates or exempt status can significantly affect the demand for and supply, liquidity and marketability of municipal obligations, which could in turn affect the fund's ability to acquire and dispose of municipal obligations at desirable yield and price levels.


NON-DIVERSIFICATION RISKS   Investing in the fund has added risks because the
fund is a non-diversified fund under the Investment Company Act of 1940, as amended. Compared with other mutual funds, this fund may invest a greater percentage of its assets in a more limited number of issues concentrated in one state, which as a result, can increase the fund's volatility. The value of the fund's securities can be impacted by economic or political developments affecting certain securities.

OHIO STATE SPECIFIC RISKS   Ohio's economy is largely composed of manufacturing
which is concentrated in the automobile sector and other durable goods. The exposure to these industries, particularly the auto sector, leaves Ohio vulnerable to an economic slowdown associated with business cycles. Furthermore, population growth, as in many states around the Great Lakes, has been stagnant.


The fund's concentration in securities issued by Ohio and its political subdivisions provides a greater level of risk than a fund whose assets are diversified across numerous states and municipal issuers. The ability of Ohio or its municipalities to meet their obligations will depend on:

     (1)the availability of tax and other revenues;
     (2)economic, political and demographic conditions within the state; and
     (3)the underlying fiscal condition of the state, its counties and its municipalities.

The Statement of Additional Information contains more information about the fund and the types of securities in which it may invest.

                                PAST PERFORMANCE


The bar chart and table below illustrate the variability of the OHIO TAX-FREE MONEY MARKET FUND'S returns. Although the fund has been in operation for only one full calendar year, the bar chart is intended to give some indication of the risks of an investment in the fund. The table shows the fund's average annual returns for one-year and since the fund's inception ended December 31, 1998.
The fund's past performance is not necessarily an indication of how the fund will perform in the future.

                   OHIO TAX-FREE MONEY MARKET FUND - C SHARES
                        CALENDAR YEAR RETURN AS OF 12/31
                       1998                        2.85%

                       BEST QUARTER:  Q2    1998   0.78%
                       WORST QUARTER: Q1    1998   0.63%

------------------------------------------------------------------
Average annual total return              1  Year       Since
through 12/31/98                                     Inception
------------------------------------------------------------------
Ohio Tax-Free Money Market Fund1<F9>      2.85%        2.85%
------------------------------------------------------------------
For up-to-date yield information, please call 1-800-677-FUND.

1<F9> C Shares commenced operations December 2, 1997.


                                 FUND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


---------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                       CLASS C
---------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
(as a percentage of offering price)                              None
MAXIMUM DEFERRED SALES CHARGE (LOAD)
(as a percentage of offering price)                              None
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED DIVIDENDS      None
REDEMPTION FEE                                                   None
EXCHANGE FEE                                                     None
---------------------------------------------------------------------------

---------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES
DEDUCTED FROM FUND ASSETS)                                      CLASS C
---------------------------------------------------------------------------
MANAGEMENT FEES1<F10>                                            0.55%
DISTRIBUTION AND SERVICE (12B-1) FEES2<F11>                      0.25%
OTHER EXPENSES3<F12>                                             0.74%
TOTAL ANNUAL FUND OPERATING EXPENSES                             1.54%
---------------------------------------------------------------------------
1<F10> The fund's investment adviser voluntarily waives a portion of this fee eachy ear. The adviser can terminate this voluntary waiver at any time. With the waiver for the year ended November 30, 1998, the management fee was 0.15%. 2<F11> Currently, C shares of the fund are not paying or accruing Rule 12b-1 fees. The class can pay up to 0.25% of average daily net assets as a Rule 12b-1 fee to the distributor if a Y class of shares is created.
3<F12> "Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the fund not listed above, plus
(2) an annual shareholder servicing fee of 0.25% of average daily net assets. For the foreseeable future, the fund plans to limit the shareholder servicing fee to an annual rate of 0.10% of average daily net assets.

EXAMPLE The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that:

1.You invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods,

2.Your investment has a 5% return each year, and

3.The fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 YEAR           3 YEARS          5 YEARS     10 YEARS
----------------------------------------------------------------------------
CLASS C                $157             $486              $839       $1,834
                      Class descriptions are on page 13.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER

The investment adviser for the funds is Firstar Bank, N.A. The adviser is located at 425 Walnut Street, Cincinnati, Ohio 45202. The investment decisions made by Firstar Bank are subject to direction of the funds' board of trustees. (The Statement of Additional Information contains more information regarding the board of trustees.) The adviser conducts investment research and supervision for the funds and is responsible for the purchase and sale of securities for the funds' portfolios. The adviser charges an annual fee for its services and voluntarily waives a portion of those fees as shown:

The amounts shown represent a percentage of each fund's average daily net assets.

                                              Before               After
                                              waivers              waivers
------------------------------------------------------------------------------
Treasury Fund                                 0.50%                0.50%
Tax-Free Money Market Fund                    0.55%                0.45%
Ohio Tax-Free Money Market Fund               0.55%                0.15%
------------------------------------------------------------------------------

The adviser was wholly owned by StarBanc Corporation until November 20, 1998 when StarBanc Corporation merged with Firstar Corporation. The new entity retained the "Firstar" name and Firstar Corporation is now the parent company of the adviser. Firstar Bank, N.A. was known as Star Bank, N.A. prior to the merger.


The merger has produced no significant changes to the management of the adviser. Together, the two banks have become the 21st largest bank in the United States and have blended an expertise of trust administration and investments together with extensive knowledge in the mutual fund industry. Firstar Bank's assets under management, including mutual funds, have a market value in excess of $12 billion.

FUND ADMINISTRATION, FUND ACCOUNTING, DIVIDEND DISBURSEMENT, AND CUSTODY
SERVICES

Firstar Mutual Fund Services, LLC, an affiliate of the funds' investment adviser, provides administrative, accounting and dividend disbursement services to the Firstar Stellar Funds and is located in Milwaukee, Wisconsin. Firstar Bank, N.A., the funds' investment adviser, also serves as custodian for the funds.

DISTRIBUTION OF SHARES

DISTRIBUTOR


Edgewood Services, Inc. is the distributor for shares of the funds. Edgewood is based in Pittsburgh, Pennsylvania and is the distributor for a number of investment companies around the country.

RULE 12B-1 PLAN


The funds have adopted a Rule 12b-1 Plan under the Investment Company Act of 1940. Under the 12b-1 Plan, class C shares may pay up to an annual rate of 0.25% of the average daily net asset value of shares to Edgewood. Edgewood uses this fee to finance activities that promote the sale of the funds' shares. Such activities include, but are not necessarily limited to, advertising, printing and mailing prospectuses to persons other than current shareholders, printing and mailing sales literature, and compensating underwriters, dealers and sales personnel.

Currently, the TAX-FREE MONEY MARKET FUND and the OHIO TAX-FREE MONEY MARKET FUND are not paying or accruing Rule 12b-1 fees. These funds will only start paying the Rule 12b-1 fee when a second "Y" class of shares is created for the funds. Whenever Edgewood deems it appropriate, Edgewood may, from time to time, voluntarily reduce its compensation under the Rule 12b-1 Plan to the extent expenses of the shares exceed a certain limit. Rule 12b-1 fees are paid out of fund assets on an on-going basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


Edgewood may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers and broker/dealers as agents to provide sales or administrative services for their clients or customers who beneficially own shares of the funds. Financial institutions will receive fees from the distributor based upon shares owned by their clients or customers. Edgewood will determine the schedule of such fees and the basis upon which such fees will be paid.

DESCRIPTION OF CLASSES

CLASS C SHARES


Class C shares are regular retail shares and may be purchased by individuals or IRAs. With class C shares, you pay no sales charge when you invest. In the case of the TREASURY FUND, an annual Rule 12b-1 fee (as discussed previously) is assessed against the shares of the fund. All of the money market funds sell class C shares.

CLASS Y SHARES

The Y class of shares is available only to Firstar Bank's trust or institutional customers. With class Y shares, not only do you not pay any sales charges, you also do not pay a Rule 12b-1 fee. Similar to the C shares, however, the Y shares pay investment management fees and other fees. Currently, only the TREASURY FUND sells class Y shares.

   PRICE OF SHARES

                                      NAV=
                               Assets- Liabilites
                              --------------------
                              # outstanding shares

WHAT SHARES COST

Shares of the funds are sold at their net asset value (NAV) next determined after an order is received. The funds attempt to stabilize the net asset value of their shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value is calculated by subtracting the total liabilities of each fund from the fund's total assets. The difference is divided by the number of fund shares outstanding. The funds cannot guarantee that their net asset value will always remain at $1.00 per share. There is no sales charge imposed by any of the funds.


The net asset value for each fund is determined on the days the New York Stock Exchange is open, Monday through Friday, except on:

     o New Year's Day                  o Good Friday       o  Labor Day
     o Martin Luther King, Jr.'s Day   o Memorial Day      o  Thanksgiving Day
     o Presidents' Day                 o Independence Day  o  Christmas Day

The net asset value for the TAX-FREE MONEY MARKET FUND and OHIO TAX-FREE MONEY MARKET FUND is determined as of 10:00 a.m. (Eastern time). The net asset value for the TREASURY FUND is determined as of 2:00 p.m. (Eastern time).

PURCHASING SHARES

OPENING AN ACCOUNT

To open an account, first determine if you are buying class C shares or class Y shares (See page 13 for class descriptions.) The minimum initial investment amounts for each fund are as follows:


--------------------------------------------------------------------------------
Class C Shares
--------------------------------------------------------------------------------
  o     $1,000 for individuals
  o     $500 for Education IRA customers
  o $25 for Firstar Bank Connections Group Banking customers and Firstar Bank employees and members of their immediate family, participants in the Firstar Bank Student Finance 101 Program who establish an automatic investment program and persons contributing to SIMPLE IRAs

--------------------------------------------------------------------------------
Class Y Shares
--------------------------------------------------------------------------------
  o     $1,000 for trust or institutional customers of Firstar Bank  ($1,000 may be determined by combining the amount in all mutual fund accounts you maintain with Firstar Bank)

               ADDITIONAL INVESTMENTS MAY BE MADE IN ANY AMOUNT.

TIMING OF REQUESTS


The price per share will be the net asset value next computed after the time your request is received in good order and accepted by the funds or by the funds' authorized agent. All requests (telephone orders and federal funds wire) received in good order by the funds before the following times, will be executed on the same day. Requests received after the following times will be executed the next business day.

                                          DAILY DEADLINES FOR PURCHASE ORDERS
                                          -----------------------------------
TREASURY FUND                             2:00 p.m. (Eastern time)
TAX-FREE MONEY MARKET FUND                10:00 a.m. (Eastern time)
OHIO TAX-FREE MONEY MARKET FUND           10:00 a.m. (Eastern time)

RECEIPT OF ORDERS

Shares may only be purchased on days the New York Stock Exchange and the Federal Reserve wire system are open for business. Your order will be considered received after your check is converted into federal funds and received by Firstar Bank. If you are paying with federal funds (wire), your order will be considered received when the federal funds are received by Firstar Bank.


When making a purchase request, make sure your request is in good order. "Good order" means your lpurchase request includes:
  o   the name of the fund
  o   the dollar amount of shares to be purchased
  o   purchase application or investment stub
  o   check payable to Firstar Stellar Funds

METHODS OF BUYING


  ------------------------------------------------------------------------------------------------------------------------------
                                        TO OPEN AN ACCOUNT                                TO ADD TO AN ACCOUNT
  ------------------------------------------------------------------------------------------------------------------------------
  BY TELEPHONE
  (Firstar Bank customers only)         Call Firstar Stellar Funds at 1-800-677-FUND      Call Firstar Stellar Funds at
                                        to place the order. (NOTE:  For security reasons, 1-800-677-FUND to place the order.
                                        requests by telephone will be recorded.)          (NOTE:  For security reasons, requests by
                                                                                          telephone will be recorded.)
  ------------------------------------------------------------------------------------------------------------------------------
  BY MAIL                               Make your check payable to "Firstar Stellar       Fill out the investment stub from an
                                        Funds."  Forward the check and your application   account statement, or indicate the fund
                                        to the address below.  No third party checks      name and account number on your check.
                                        will be accepted.  If your check is returned      Make your check payable to "Firstar
                                        for any reason, a $25 fee will be assessed        Stellar Funds."  Forward the check and
                                        against your account.                             stub to the address below.
  ------------------------------------------------------------------------------------------------------------------------------
  BY FEDERAL FUNDS WIRE                 Forward your application to Firstar Stellar       Call Firstar Stellar Funds at
                                        Funds at the address below.  Call                 1-800-677-FUND to notify of incoming
                                        1-800-677-FUND to obtain an account number.       wire.  Use the following instructions:
                                        Wire funds using the instructions to the right.
                                                                                          Firstar Bank, N.A.
                                                                                          Milwaukee, WI  53202
                                                                                          ABA #:  075000022
                                                                                          Credit:  Firstar Mutual Fund Services, LLC
                                                                                          Account #:  112-952-137
                                                                                          Further Credit:(name of fund, share class)
                                                                                                         (name/title on the account)
                                                                                                         (account #)
  ------------------------------------------------------------------------------------------------------------------------------
  THROUGH SHAREHOLDER SERVICE           To purchase shares for another investor, call     To purchase shares for another investor,
  ORGANIZATIONS                         Firstar Stellar Funds at 1-800-677-FUND.          call Firstar Stellar Funds at
                                                                                          1-800-677-FUND.
  ------------------------------------------------------------------------------------------------------------------------------
  VIA A SWEEP ACCOUNT                   Refer to your sweep account or other account      Refer to your sweep or other account
                                        agreement.  Call 1-800-677-FUND to obtain         agreement for information on the frequency
                                        further information.                              of automatic purchase, redemptions and
                                                                                          statement and confirmation schedules.
  ------------------------------------------------------------------------------------------------------------------------------
  BY EXCHANGE                           Call 1-800-677-FUND to obtain exchange            Call 1-800-677-FUND to obtain exchange
                                        information.  See page 17.                        information.  See page 17.
  ------------------------------------------------------------------------------------------------------------------------------

ADDRESS FOR FIRSTAR STELLAR FUNDS

You should use the following addresses when sending documents by mail or by overnight delivery:

BY MAIL                                 BY OVERNIGHT DELIVERY
-------                                 ----------------------
Firstar Stellar Funds                   Firstar Stellar Funds
c/o Firstar Mutual Fund Services, LLC   c/o Firstar Mutual Fund Services, LLC
P.O. Box 701                            615 E. Michigan Street, Third Floor
Milwaukee, Wisconsin  53201-0701        Milwaukee, Wisconsin  53202

NOTE: The funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposits in the mail or with such services, or receipt at Firstar Mutual Fund Services, LLC's post office box of purchase applications or redemption requests do not constitute receipt by Firstar Mutual Fund Services, LLC or the funds.


SELLING SHARES

METHODS OF SELLING


------------------------------------------------------------------------------------------------------------------------------------
                                                       TO SELL SOME OR ALL OF YOUR SHARES
------------------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE                                           Call Firstar Stellar Funds at 1-800-677-FUND to sell any amount of shares.
                                                       (NOTE:  For security reasons, requests by telephone will be recorded.)
------------------------------------------------------------------------------------------------------------------------------------
BY MAIL                                                Send a letter of instruction to Firstar Stellar Funds requesting the dollar amount or the number of shares that you wish to redeem.  The letter should contain the fund's name, the account number and the number of shares or the dollar amount of shares to be redeemed.  Be sure to have all shareholders sign the letter. If your account is an IRA, the signature must be guaranteed and your request must indicate whether or not 10% withholding should apply.
                                                       Requests submitted without an election whether or not to withhold will be subject to withholding.
------------------------------------------------------------------------------------------------------------------------------------
BY FEDERAL FUNDS WIRE                                  Call Firstar Stellar Funds at 1-800-677-FUND to request the amount of money you want.  Be sure to have all necessary information from your bank.  Your bank may charge a fee to receive wired funds.
------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER SERVICE ORGANIZATION                       Consult your account agreement for information on redeeming shares.
------------------------------------------------------------------------------------------------------------------------------------
VIA A SWEEP ACCOUNT                                    If you invested through a sweep account, your account may be subject to automatic redemptions when your deposit account falls below the required minimum.  Refer to your sweep or other account agreement for more information.
------------------------------------------------------------------------------------------------------------------------------------
BY EXCHANGE                                            Call Firstar Stellar Funds at 1-800-677-FUND.  See page 17 for further information.
------------------------------------------------------------------------------------------------------------------------------------



TIMING OF REQUESTS

All requests received in good order by Firstar Bank before the following times will be executed on the same day. Requests received after the following times will be executed the next business day.


                                   DAILY DEADLINES FOR REDEMPTION ORDERS
                                   -------------------------------------
TREASURY FUND                      2:00 p.m. (Eastern time)
TAX-FREE MONEY MARKET FUND         10:00 a.m. (Eastern time)
OHIO TAX-FREE MONEY MARKET FUND    10:00 a.m. (Eastern time)

WHEN REDEMPTION PROCEEDS ARE MAILED

If your redemption request is in good order, Firstar Stellar Funds will normally send your redemption proceeds to you on the next business day and no later than 7 calendar days after receipt of your proper redemption request. Checks are sent to the address on record.


If you purchase shares using a check and soon after request a redemption, Firstar Stellar Funds will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within 12 days).

When making a redemption request, make sure your request is in good order. "Good order" means your letter of instruction includes:
o     the name of the fund
o     the number of shares or the dollar amount of shares to be redeemed
o signatures of all registered shareholders exactly as the shares are registered (guaranteed for IRAs)
o     the account registration number

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, Firstar Stellar Funds may mail you a notice if your account falls below $1,000 requesting that you bring the account back up to $1,000 or close it out. If you do not respond to the request within 30 days, Firstar Stellar Funds may close the account on your behalf and send you the proceeds. If you purchase shares through a sweep account, you are not subject to any investment minimum. If you have an account through a shareholder service organization, consult your account agreement for information on accounts with low balances.

SIGNATURE GUARANTEES

You will need your signature guaranteed if:
     o you are redeeming shares from an IRA account
     o you request a redemption to be made payable to a person not on record with the funds, or
     o you request that a redemption be mailed to an address other than that on record with the funds

You may obtain signature guarantees from most trust companies, commercial banks or other eligible guarantor institutions.

EXCHANGING SHARES


You can exchange shares between the Firstar Stellar Funds within the same class. You also may exchange class C shares (no-load money market funds) for class A or B shares of any Firstar Stellar Fund. However, you may not exchange shares from class B to class C and then to class A.

Exercising the exchange privilege is really two transactions: a sale of one fund and the purchase of another.


Exercising the exchange privilege is really two transactions: a sale of one fund and the purchase of another. The same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Keep in mind that some funds may have higher sales charges than other funds and you may have to pay the difference in fees. Exchanges also have the same tax consequences as ordinary sales and purchases causing you to realize short or long-term capital gains or losses. Generally, exchanges may only be made between identically registered accounts unless you send written instructions with a signature guarantee.


The SAI contains more information on exchanges. You may also call 1-800-677-FUND to learn more about exchanges or other Firstar Stellar Funds.

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

DIVIDENDS


The funds declare dividends on a daily basis and pay them to you on a monthly basis. Unless you provide a written request to receive payments in cash, your dividends will automatically be reinvested in additional shares of the fund. Dividends paid in cash will be mailed to you via the U.S. Postal Service. Keep in mind that undeliverable checks or checks not deposited within six months will be reinvested in additional shares of the fund at the then current net asset value. Dividends are earned on the day shares of the fund are purchased. If you are investing through a shareholder service organization, consult your account agreement for dividend payment information. Dividends paid in cash or in additional shares are treated the same for tax purposes.

CAPITAL GAINS


If any of the funds realize capital gains, you could earn more dividends. Capital losses could result in a decrease in dividends for you. If a fund realizes net long-term capital gains (not very common), the fund would distribute them every 12 months.

TAX INFORMATION

The funds will pay no federal income tax because they expect to meet certain Internal Revenue Code requirements. The funds will be treated as single, separate entities for federal income tax purposes so that income (including capital gains, if any) and losses realized by one fund will not be combined for tax purposes with those realized by the other funds. Each of the funds expects their distributions to consist primarily of ordinary income, but for the two tax-free funds, the distributions will be tax-free for the most part. The funds will provide you with detailed tax information for reporting purposes.

You should consult your own tax adviser regarding tax consequences under your state and local laws.

An exchange is not a tax-free transaction. An exchange of shares pursuant to the funds' exchange privilege is treated the same as an ordinary sale and purchase for federal income tax purposes and you will realize a capital gain or loss.

ADDITIONAL TAX INFORMATION

TREASURY FUND


If you are a shareholder of the TREASURY FUND, unless you are exempt from having to pay federal income taxes, you are required to pay federal income taxes on any dividends and other distributions (including capital gain distributions) you receive.

TAX-FREE MONEY MARKET FUND

Interest Income on Municipal Bonds   If you are a shareholder of the TAX-FREE
MONEY MARKET FUND, you are not required to pay regular federal income tax on any dividends you receive from the fund that represent net interest on tax-exempt municipal bonds. However, you may have to pay federal alternative minimum taxes on dividends representing net interest earned on some municipal bonds.

The alternative minimum tax (AMT) applies when it exceeds the regular federal income tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax. The Tax Reform Act of 1986 treats interest on certain private activity bonds as a tax preference item for both individuals and corporations. Unlike traditional governmental purpose municipal bonds, which finance roads, schools, libraries, prisons and other public facilities, private activity bonds provide benefits to private parties.

The fund is permitted to purchase all types of municipal bonds, including private activity bonds. As a result, if the fund purchased any private activity bonds, a portion of the fund's dividends may be treated as a tax preference item. The fund's investment adviser, however, currently has no intention to purchase these types of bonds.


If you are an individual shareholder, your AMT could amount to 28% of your alternative minimum taxable income. If you are a corporate shareholder, all dividends of the fund which represent interest on municipal bonds may be subject to the 20% corporate AMT because the dividends are included in your corporate "adjusted current earnings."

Corporate alternative minimum taxable income includes 75% of the excess pre-tax adjusted current earnings over its alternative minimum taxable income as a tax preference item. Adjusted current earnings are based on the corporation's earnings and profits. Earnings and profits generally include the full amount of any fund dividend. However, alternative minimum taxable income does not include the portion of the fund's dividends attributable to municipal bonds that are not private activity bonds. As a result, the difference will be included in the calculation of the corporation's AMT.

Interest Income on Temporary Investments   If the fund invests in certain
temporary investments, you may have to pay regular federal income tax on the dividends you receive. This is because dividends representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income. Examples of these temporary investments include:

     O obligations issued by or on behalf of municipal or corporate issuers having the same quality and maturity characteristics as municipal securities purchased by the fund;

     O instruments issued by banks or other depository institutions which have capital, surplus and undivided profits in excess of $100,000,000 at the time of investment;

     O repurchase agreements; and

     O prime commercial paper rated A-1 by S&P's Ratings Group, Prime-1 by Moody's or Fitch or other short-term credit instruments.

OHIO TAX-FREE MONEY MARKET FUND

If you are a shareholder of the OHIO TAX-FREE MONEY MARKET FUND, you may still have to pay taxes on income earned in states other than Ohio. You should consult your tax adviser regarding your investment under state and local laws.

Interest Income on Municipal Bonds   As a shareholder of the fund, you are not
required to pay federal regular income tax on any dividends you receive from the fund that represent net interest on tax-exempt municipal bonds. However, you may have to pay federal alternative minimum taxes on dividends representing net interest earned on some municipal bonds. You should read the above discussion on alternative minimum taxable income.

For both corporate and individual shareholders, under Ohio laws, distributions made by the fund will not be subject to Ohio income taxes to the extent that the distributions qualify as exempt interest dividends under the Internal Revenue Code. Also, the distributions must represent:

     1.interest on obligations of Ohio or its subdivisions which is exempt from regular federal income tax; or

     2.interest or dividends from obligations issued by the U.S. and its territories or possessions or by any authority, commission or instrumentality of the U.S. which is exempt from state income tax under federal laws.

However, if the fund invests in types of obligations that do not fall in the above categories, you will have to pay Ohio income taxes on the distributions you receive.

For corporate shareholders, distributions made by the fund will not be subject to Ohio corporate franchise tax to the extent that the distributions qualify as exempt interest dividends under the Internal Revenue Code and represent:

     1.interest on obligations of Ohio or its subdivisions which is exempt from regular federal income tax; or

     2.net interest income from obligations issued by the U.S. and its territories or possessions or by any authority, commission or instrumentality of the U.S. which is exempt from state income tax under federal laws.

Exempt-interest dividends that represent interest from obligations issued by Ohio or its political subdivisions will be exempt from any Ohio municipal income tax (even if the municipality is permitted under Ohio laws to levy a tax on intangible income).

Interest Income on Temporary Investments   If the fund invests in certain
temporary investments, you may have to pay regular federal income tax on the dividends you receive. This is because dividends representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income. Examples of these temporary investments include:

     O obligations issued by or on behalf of municipal or corporate issuers;
     O obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;
     O instruments issued by a U.S. bank or other depository institutions which have capital, surplus and undivided profits in excess of $100,000,000 at the time of investment; and
     O repurchase agreements.

FINANCIAL HIGHLIGHTS

The financial highlights tables set forth below are intended to help you understand the funds' financial performance for the past 5 years or for the funds' period of operations, as the case may be. Most of the information reflects financial results with respect to a single fund share. The total returns in the tables represent the rates that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the funds' financial statements, are included in the funds' annual report, which is available upon request.

TREASURY FUND1<F13>
(Class C and Y Shares)                                                          Year ended November 30,
                                                                 1998                1997          1996      1995       1994
                                                         ----------------------------------------------------------------------
                                                           Class C   Class Y   Class CClass Y2<F14>Class C   Class C   Class C
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
   Net investment income                                     0.05      0.05      0.05     0.03      0.05      0.05      0.03
   Net gains or losses on securities
     (both realized and unrealized)                          0.00      0.00      0.00     0.00      0.00      0.00      0.00
Total from investment operations                             0.05      0.05      0.05     0.03      0.05      0.05      0.03
Less distributions
   Dividends (from net investment income)                   (0.05)    (0.05)    (0.05)   (0.03)    (0.05)    (0.05)    (0.03)
   Distributions (from capital gains)                        0.00      0.00      0.00     0.00      0.00      0.00      0.00
Total distributions                                         (0.05)    (0.05)    (0.05)   (0.03)    (0.05)    (0.05)    (0.03)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
--------------------------------------------------------------------------------------------------------------------------------
Total return3<F15>                                          4.69%     4.89%     4.85%     3.37%     4.80%     5.23%     3.30%
Ratios/Supplemental data
   Net assets, end of period
   (000's omitted)                                       $542,430$1,123,144  $469,400  $659,296  $829,259  $654,963  $358,766
Gross ratio of expenses to average net assets5<F17>         1.08%     0.93%     0.93%    0.92%4<F16>0.90%     0.91%     0.90%
   Net ratio of expenses to average net assets6<F18>        0.88%     0.73%     0.73%    0.72%4<F16>0.70%     0.71%     0.70%
Gross ratio of net income to average net assets5<F17>       4.38%     4.53%     4.53%    4.67%4<F16>4.49%     4.94%     3.04%
   Net ratio of net income to average net assets6<F18>      4.58%     4.73%     4.73%    4.87%4<F16>4.69%     5.14%     3.24%
1<F13> The Treasury Fund has been operating since April 15, 1989.
2<F14> Reflects operations for the period from March 25, 1997 (commencement of share class) to November 30, 1997.
3<F15> Based on net asset value.
4<F16> Annualized.
5<F17> Before waivers and reimbursements.
6<F18> After waivers and reimbursements.


TAX-FREE MONEY MARKET FUND1<F19>
(Class C Shares)                                                       Year ended November 30,
                                                            ---------------------------------------------
                                                            1998      1997      1996      1995      1994
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $1.00     $1.00     $1.00    $1.00     $1.00
---------------------------------------------------------------------------------------------------------
Income from investment operations
   Net investment income                                     0.03      0.03      0.03     0.03      0.02
   Net gains or losses on securities
     (both realized and unrealized)                          0.00      0.00      0.00     0.00      0.00
Total from investment operations                             0.03      0.03      0.03     0.03      0.02
Less distributions
   Dividends (from net investment income)                   (0.03)    (0.03)    (0.03)   (0.03)    (0.02)
   Distributions (from capital gains)                        0.00      0.00      0.00     0.00      0.00
Total distributions                                         (0.03)    (0.03)    (0.03)   (0.03)    (0.02)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $1.00     $1.00     $1.00    $1.00     $1.00
---------------------------------------------------------------------------------------------------------
Total return2<F20>                                          2.83%     3.02%     2.91%     3.32%     2.15%
Ratios/Supplemental data
   Net assets, end of period
   (000's omitted)                                       $134,556  $126,348  $153,256  $167,356  $135,427
Gross ratio of expenses to average net assets3<F21>         1.05%     0.99%     1.00%     0.96%     0.95%
   Net ratio of expenses to average net assets4<F22>        0.75%     0.69%     0.70%     0.66%     0.65%
Gross ratio of net income to average net assets3<F21>       2.49%     2.66%     2.57%     2.96%     1.82%
   Net ratio of net income to average net assets4<F22>      2.79%     2.96%     2.87%     3.26%     2.12%

1<F19> The Tax-Free Money Market Fund has been operating since March 15, 1991.
2<F20> Based on net asset value.
3<F21> Before waivers and reimbursements.
4<F22> After waivers and reimbursements.



OHIO TAX-FREE MONEY MARKET FUND1<F23>
(Class C Shares)                                   Year ended November 30,
                                                             1998
---------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $1.00
---------------------------------------------------------------------------
Income from investment operations
   Net investment income                                     0.03
   Net gains or losses on securities
     (both realized and unrealized)                          0.00
Total from investment operations                             0.03
Less distributions
   Dividends (from net investment income)                   (0.03)
   Distributions (from capital gains)                        0.00
Total distributions                                         (0.03)
---------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $1.00
---------------------------------------------------------------------------
Total return2<F24>                                          2.61%
Ratios/Supplemental data
   Net assets, end of period
   (000's omitted)                                        $57,614
Gross ratio of expenses to average net assets4<F26>          1.143<F25>
   Net ratio of expenses to average net assets5<F27>         0.69%3<F25>
Gross ratio of net income to average net assets4<F26>        2.36%3<F25>
   Net ratio of net income to average net assets5<F27>       2.81%3<F25>

1<F23> The Ohio Tax-Free Money Market Fund has been operating since December 2,
      1997.
2<F24> Based on net asset value.
3<F25> Annualized
4<F26> Before waivers and reimbursements.
5<F27> After waivers and reimbursements.


YEAR 2000 ISSUE

Like all financial service providers, the funds' investment adviser, the distributor and other third party service providers utilize systems that may be affected by year 2000 transition issues and other date related issues. The services provided to you and the funds by these service providers depend on the smooth functioning of their computer systems and those of other parties they deal with. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such an event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although there can be no assurance at this time that there will be no adverse impact on the funds, the funds' service providers have advised the funds that they have been actively working on necessary changes to their computer systems to prepare for the year 2000. The funds' service providers expect that their systems, and those of other parties they deal with, will be adapted in time for that event. However, there can be no assurance that the computer systems of the companies in which the funds invest will be timely converted or that the value of such investments will not be adversely affected by the year 2000 issue.

(FIRSTAR STELLAR
      FUNDS LOGO)

                       FOR MORE INFORMATION

                       YOU MAY OBTAIN THE FOLLOWING AND OTHER INFORMATION ON THE FIRSTAR STELLAR FUNDS FREE OF CHARGE:

                  O   ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS
                       The annual and semi-annual reports provide the funds' most recent financial statements and portfolio listings. The annual report contains a discussion of the market conditions and investment strategies that affected the funds' performances during the last fiscal year.

                  O   STATEMENT OF ADDITIONAL INFORMATION (SAI) DATED MARCH 31,
                      1999
                       The SAI is incorporated into this prospectus by reference (i.e., legally made a part of this prospectus). The SAI provides more details about the funds' policies and management.

                       TO RECEIVE ANY OF THESE DOCUMENTS OR PROSPECTUSES ON THE FIRSTAR STELLAR FUNDS:

                       BY TELEPHONE

                       1-800-677-FUND

                       BY MAIL:

                       Firstar Stellar Funds
                       c/o Firstar Mutual Fund Services, LLC
                       P.O. Box 701
                       Milwaukee, Wisconsin  53201-0701


                       ON THE INTERNET:

                       Text only versions of fund documents can be viewed online or downloaded from: http://www.sec.gov and http://www. firstarstellarfunds.com


                       You may review and obtain copies of fund information (including the SAI) at the SEC Public Reference Room in Washington, D.C. Please call 1-800-SEC-0330 for information relating to the operation of the Public Reference Room. Copies of the information may be obtained for a fee by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-6009.

Investment Company Act File # 811-05762

For Investor Services or to Request Information
1-800-677-FUND
1-414-287-3808
Firstar Stellar Funds
615 East Michigan Street
P.O. Box 701
Milwaukee, WI 53201-0701
www.firstarstellarfunds.com

FIRSTAR STELLAR FUNDS (LOGO)

SFMMP-99

FIRSTAR STELLAR FUNDS (LOGO)

BOND FUNDS PROSPECTUS

March 31, 1999

FIRSTAR STELLAR STRATEGIC INCOME FUND

FIRSTAR STELLAR U.S. GOVERNMENT INCOME FUND

FIRSTAR STELLAR INSURED TAX-FREE BOND FUND

                               TABLE OF CONTENTS

THE FUNDS
Overview of the Funds                                 3
STRATEGIC INCOME FUND                                 4
U.S. GOVERNMENT INCOME FUND                           7
INSURED TAX-FREE BOND FUND                           10
Management of the Funds                              13
Distribution of Shares                               14

YOUR ACCOUNT INFORMATION
Description of Classes                               14
Price of Shares                                      15
Purchasing Shares                                    17
Selling Shares                                       19
Exchanging Shares                                    20
Dividends, Capital Gain Distributions and Taxes      21

ADDITIONAL INFORMATION
Financial Highlights                                 22
Year 2000 Issue                                      25

FOR MORE INFORMATION
See the last page for more information about the funds.



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

OVERVIEW

GOAL AND STRATEGIES OF THE BOND FUNDS


The general goal of the Firstar Stellar bond funds is to provide you with current income by investing in fixed-income securities. The STRATEGIC INCOME FUND attempts to generate high current income by investing in short to long-term, investment grade U.S. government, fixed-income securities corporate fixed-income securities, structured fixed-income securities, international bonds, real estate investment trusts, domestic equity securities and money market securities. The U.S. GOVERNMENT INCOME FUND provides current income and capital appreciation by investing primarily in short to long-term, investment grade securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. The INSURED TAX-FREE BOND FUND invests in intermediate to long-term, investment grade insured municipal securities so that most of its annual interest income is exempt from federal income tax.

PRINCIPAL RISKS COMMON TO THESE FUNDS

The main risks of investing in the funds are:

o MARKET RISKS: The funds' investments are subject to bond market risk which means that the value of the funds' investments may go up or down. The market value of fixed-income securities is significantly affected by changes in interest rates. Generally, when interest rates decline, the market value rises and when interest rates increase, the market value of fixed-income securities declines. If the value of the funds' investments go down, you may lose money.

o MATURITY RISKS:   The longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield.

o BOND SELECTION RISKS: The funds' investments are subject to the risks inherent in individual bond selections. The bonds selected by the investment adviser may decline in value or not increase in value when the bond market in general is rising.

o HIGH-YIELD BOND RISKS:   Funds that invest in medium- and lower-quality bonds
  (generally referred to as junk bonds) involve greater risks, including the increased possibility that the bond's issuer may not be able to make its payments of interest and principal. If that happens, the fund's share price would decrease and its income distributions would be reduced.


o CREDIT RISKS: Individual issues of fixed-income securities may also be subject to the credit risk of the issuer. This means that the underlying company may experience unanticipated financial problems causing it to be unable to meet its payment obligations.

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF FIRSTAR BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST

These funds may be appropriate for people who:


  o  wish to invest for the long term
  o  want to earn income on investments considered more stable than stocks
  o  are looking for a fixed-income component to complete their portfolio
  o  have long-term goals such as planning for retirement

These funds may not be appropriate for people who:

  o  have short-term financial goals

STRATEGIC INCOME FUND

INVESTMENT GOAL

The STRATEGIC INCOME FUND'S investment objective is to generate high current income.

INVESTMENT POLICIES AND PORTFOLIO SECURITIES


THE FUND'S INVESTMENT CATEGORIES:

1.U.S. government & corporate fixed-income securities
2.International securities
3.Real estate investment trusts
4.Domestic equity securities
5.Money market securities
6.Structured fixed-income securities

The fund attempts to achieve its investment goal by investing its assets in a core group of securities as shown in the box to the right. The investment adviser's strategy is to spread the investment portfolio over several securities categories to reduce the impact of any drastic market movements affecting one category. With that in mind, the fund invests approximately 40% of its assets in short to long-term, investment grade U.S. government and corporate fixed-income securities (category 1). The fund invests between 0% to 20% of its assets in each of the other categories (categories 2 through 6). Overall, the fund will have at least 65% of its assets invested in securities that produce income.

To aid in selecting securities, the adviser will use the following techniques:
o fundamental and quantitative analysis to select equity securities, which includes examining price/earnings ratios, historical and projected earnings growth rates, historical sales growth rates, historical return on equity, market capitalization, and average daily trading volume;
o use of ratings assigned by nationally recognized statistical rating organizations (when needed);
o  credit research;
o  review of issuers' historical performance;
o  examination of issuers' dividend growth record;
o  consideration of market trends; and
o  hedging through the use of options and futures.

When selling securities, the adviser considers three factors: (1) Have the objectives of the fund been met? (2) Has the attractiveness of the securities deteriorated? (3) Has the adviser's outlook changed? If the adviser can answer each question positively, then the adviser will sell the securities.

DOMESTIC FIXED-INCOME SECURITIES   As noted above, the fund will invest in
domestic corporate debt obligations, obligations of the United States, and notes, bonds, and discount notes of U.S. government agencies or instrumentalities. The adviser selects bonds based on their potential interest rates and yield in relation to other bonds of similar quality and maturity. The fund will only invest in bonds which are rated Baa or higher by Moody's or rated BBB or higher by S&P or Fitch. If the securities are unrated, the adviser must consider them to be of similar quality to the rated securities before the fund may invest in them.


U.S. GOVERNMENT SECURITIES   The fund may invest in securities issued and/or
guaranteed as to the payment of principal and interest by the U.S. government or its agencies or instrumentalities. U.S. government securities include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes and bonds) and obligations issued or guaranteed by U.S government agencies or instrumentalities.


INTERNATIONAL SECURITIES   The fund may invest in international securities
(including other investment companies that invest primarily in international securities). The international securities include equity securities of non-U.S. companies and corporate and government fixed-income securities denominated in currencies other than U.S. dollars. These securities may be traded domestically or abroad through various stock exchanges, American Depositary Receipts or International Depositary Receipts (ADRs or IDRs). The international fixed-income and corporate securities include ADRs, IDRs, and government securities of other nations and must be rated Baa or better by Moody's or BBB or better by S&P. If the securities are unrated, the adviser must determine that they are of similar quality to the rated securities before the fund may invest in them.

A REIT (real estate investment trust) is a managed portfolio of real estate investments.

REAL ESTATE INVESTMENT TRUSTS   The fund may invest in equity or mortgage REITs
that produce income. REITs will be diversified by geographic location and by sector (such as shopping malls, apartment building complexes and health care facilities). An equity REIT holds equity positions in real estate and provides its shareholders with income from the leasing of its properties and capital gains from any sales of properties. A mortgage REIT specializes in lending money to developers of properties and passes interest income to its shareholders.

DOMESTIC EQUITY SECURITIES   The fund's domestic equity securities consist of
high dividend paying common and preferred stocks of U.S. companies listed on the New York or American Stock Exchanges or traded in the over-the-counter market. The companies must have a history of stable earnings and/or growing dividends. The fund may also invest in warrants and securities convertible into common stocks of these U.S. companies.


MONEY MARKET INSTRUMENTS   The fund may invest in U.S. and foreign short-term
money market instruments, including commercial paper rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody's or F-1 or F-2 by Fitch, bank instruments, obligations of the U.S. government, its agencies or instrumentalities, repurchase agreements, and other unrated short-term instruments that the adviser believes to be of comparable quality to the other obligations in which the fund may invest.

STRUCTURED FIXED-INCOME SECURITIES   The fund may invest in mortgage-backed
securities, adjustable rate mortgage securities, collateralized mortgage obligations and asset-backed securities.

INVESTMENT RISKS

The following risks are specific to this fund in addition to the risks mentioned in the Overview section.


STOCK MARKET RISKS   One of the risks of investing in equity securities is stock market risk. The portion of the fund's portfolio invested in equity securities may experience sudden, unpredictable declines in value, as well as periods of poor performance. Because stock values go up and down, the value of your fund's shares may go up and down. Therefore, when you sell your investment, you may receive more or less money than you originally invested.


LIQUIDITY RISKS   Liquidity risk is the risk that certain securities may be
difficult or impossible to sell at the time and price that the investment adviser would like to sell. The adviser may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance.


FOREIGN SECURITIES RISKS   The fund can invest in foreign securities, which can
carry higher returns, but involve more risks than those associated with domestic investments. Additional risks include currency fluctuations, political and economic instability, differences in financial reporting standards and less stringent regulation of securities markets.

HIGH TURNOVER RISKS   The fund purchases and sells securities to capture
dividends on particular securities. The fund will purchase a security close to its ex-dividend date, thereby entitling the fund to receive the anticipated dividend. The fund will then sell the security after the ex-dividend date.
This practice could result in the fund experiencing an annual turnover rate of up to 250%. High portfolio turnover rates lead to increased costs, could cause you to pay higher taxes and could negatively affect the performance of the fund.

REAL ESTATE INVESTMENT TRUSTS RISKS   Some of the risks of equity and mortgage
REITs are that they depend on management skills and are not diversified. As a result, REITs are subject to the risk of financing either single projects or any number of projects. REITs depend on heavy cash flow and may be subject to defaults by borrowers and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts. Mortgage REITs may be affected by the quality of any credit extended. The adviser tries to minimize these risks by selecting REITs diversified by sector (i.e. shopping malls, apartment building complexes, health care facilities) and geographic location.

MORTGAGE AND ASSET-BACKED SECURITIES RISKS   The main risk of mortgage and
asset-backed securities is that the borrower will prepay some or all of the principal owed to the issuer. If that happens, the fund may have to replace the security by investing the proceeds in a less attractive security. This could reduce the fund's share price and its income distributions.

OPTIONS RISKS   The fund may use options for hedging purposes only.  The hedging strategy may not be successful if the portfolio manager is unable to accurately predict movements in the prices of individual securities held by a fund or if the strategy does not correlate well with the fund's investments. The use of options may produce a loss for the fund, even when used only for hedging purposes.

The Statement of Additional Information contains more information about the fund and the types of securities in which it may invest.

                                PAST PERFORMANCE


The bar chart and table below illustrate the variability of the STRATEGIC INCOME FUND'S returns. The bar chart indicates the risks of investing in the fund by showing the changes in the fund's performance from year to year (on a calendar year basis). The table shows how the fund's average annual returns for one-year and since inception ended December 31, 1998 compare with those of a broad measure of market performance. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

                        STRATEGIC INCOME FUND - B SHARES
                       CALENDAR YEAR RETURNS AS OF 12/31
                       1995                        13.24%
                       1996                         5.29%
                       1997                         9.49%
                       1998                        -3.19%

Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.

BEST QUARTER:    Q2     1997      4.59%
WORST QUARTER:   Q4     1998     (1.57)%

Average annual total return                           1  Year         Since
through 12/31/98                                                    Inception
---------------------------                           -------       ---------
Strategic Income Fund   B Shares1<F28>                (7.71)%          6.09%
Lehman Brothers Government/Corporate Total Index2<F29>  9.47%         10.23%


The average annual total returns above reflect the sales charges. For updated yield information please call 1-800-677-FUND.

1<F28>  B Shares commenced operations on December 12, 1994.
2<F29> Lehman Brothers Government/Corporate Total Index is an unmanaged index composed of bonds which have maturities of at least one year and are rated investment grade or higher by Moody's, S&P or Fitch, in that order.

                                 FUND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                    CLASS B
-----------------------------------------                    -------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
(as a percentage of offering price)                            None
MAXIMUM DEFERRED SALES CHARGE (LOAD)1<F30>
(as a percentage of offering price)                           5.00%
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED DIVIDENDS    None
REDEMPTION FEE                                                 None
EXCHANGE FEE                                                   None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)                         CLASS B
----------------------------------------                     -------
MANAGEMENT FEES                                               0.95%
DISTRIBUTION AND SERVICE (12B-1) FEES2<F31>                    None
OTHER EXPENSES3<F32>                                          0.51%
TOTAL ANNUAL FUND OPERATING EXPENSES                          1.46%
1<F30>The contingent deferred sales charge is 5.00% in the first year, declining to 1.00% in the fifth year and 0.00% thereafter. See "Price of Shares."
2<F31>Currently, B shares of the fund are not paying or accruing Rule 12b-1 fees. The class can pay up to 0.25% of average daily net assets as a Rule 12b-1 fee to the distributor if a Y class of shares is created.
3<F32>"Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the fund not listed above, plus (2) an annual shareholder servicing fee of 0.25% of average daily net assets. For the foreseeable future, the fund plans to limit the shareholder servicing fee to an annual rate of 0.10% of average daily net assets.

EXAMPLE The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that:

1. You invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods,
2. Your investment has a 5% return each year, and
3. The fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

          1 YEAR    3 YEARS   5 YEARS   10 YEARS
          ------    -------   -------   --------
CLASS B   $649      $762      $897      $1,746

If you did not redeem your shares, you would pay the following expenses:
          1 YEAR    3 YEARS   5 YEARS   10 YEARS
          ------    -------   -------   --------
CLASS B   $149      $462      $797      $1,746

                      Class descriptions are on page 14.

U.S. GOVERNMENT INCOME FUND

INVESTMENT GOAL

The U.S. GOVERNMENT INCOME FUND'S goal is to provide current income. The fund's second objective is to achieve capital appreciation.

INVESTMENT POLICIES AND PORTFOLIO SECURITIES


INVESTMENT STRATEGY EXAMPLE: The adviser may sell 2-year and buy 10-year maturity notes. If interest rates fall, prices for the 10-year note will rise more than the 2-year note. Thus, capital gains are enhanced as well as the fund's total return.

To achieve its objectives, the fund invests at least 65% of the value of its total assets in securities issued or guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities which produce income. The fund attempts to achieve its secondary objective by increasing or decreasing the portfolio's average maturity depending upon the forecasted interest rates. By varying portfolio maturity lengths in relation to the interest rate forecasts, the adviser seeks to improve the fund's total return.

U.S. GOVERNMENT OBLIGATIONS   The government securities in which the fund
invests include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by:


o  the full faith and credit of the U.S. Treasury
o  the issuer's right to borrow from the U.S. Treasury
o the discretionary authority of the U.S. government to purchase certain obligations of its agencies or instrumentalities; or
o  the credit of the agency or instrumentality issuing the obligation.

The fund also considers collateralized mortgage obligations issued by U.S. government agencies or instrumentalities to be U.S. government securities.

Up to 35% of the value of the fund's assets may be invested in:

o  time and savings deposits             o   asset-backed securities
o  mortgage-backed securities            o   commercial paper
o  investment grade corporate            o   debt securities of
    debt obligations                          foreign issues

DOMESTIC DEBT SECURITIES   A small percentage of the fund's assets may be
invested in short to long-term, investment grade domestic issues of corporate debt obligations. The corporate debt obligations may have floating or fixed interest rates. At the time the fund purchases the obligation, the securities will be rated in one of the four highest categories by a nationally recognized statistical rating organization (i.e., S&P or Fitch).


U.S. MONEY MARKET INSTRUMENTS   The fund may invest in U.S. money market
instruments (including commercial paper). The instruments must mature within 270 days and must be rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody's, or F-1 or F-2 by Fitch. Other types of money market instruments in which the fund may invest are time and savings deposits (including certificates of deposit) in commercial or savings banks. The banks must be insured by the Bank Insurance Fund or the Savings Association Insurance Fund, both of which are administered by the FDIC. Foreign branches of FDIC insured banks and banker's acceptances might issue the deposits.

FOREIGN DEBT SECURITIES   The fund may invest in debt securities of foreign
governments, agencies or supranational institutions. The fund will invest in investment quality debt securities issued by foreign corporations. The securities will be rated in one of the four highest rating categories by a nationally recognized statistical rating organization. If the securities are unrated, the adviser must deem them to be of similar quality to the rated securities before the fund may invest in them.

STRUCTURED FIXED-INCOME SECURITIES   A small portion of the fund's assets may be
invested in mortgage-backed securities including adjustable rate mortgage securities, collateralized mortgage obligations and asset-backed securities.


When selling securities, the adviser considers three factors: (1) Have the objectives of the fund been met? (2) Has the attractiveness of the securities deteriorated? (3) Has the adviser's outlook changed? If the adviser can answer each question positively, then the adviser will sell the securities.

INVESTMENT RISKS

The following risks are specific to this fund in addition to the risks mentioned in the Overview section.


FOREIGN SECURITIES RISKS   The fund can invest in foreign securities, which can
carry higher returns, but involve more risks than those associated with domestic investments. Additional risks include currency fluctuations, political and economic instability, differences in financial reporting standards and less stringent regulation of securities markets.

MORTGAGE AND ASSET-BACKED SECURITIES RISKS   The main risk of mortgage and
asset-backed securities is that the borrower will prepay some or all of the principal owed to the issuer. If that happens, the fund may have to replace the security by investing the proceeds in a less attractive security. This could reduce the fund's share price and its income distributions.


LIQUIDITY RISKS   Liquidity risk is the risk that certain securities may be
difficult or impossible to sell at the time and price that the investment adviser would like to sell. The adviser may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance.

FUTURES AND OPTIONS ON FUTURES RISKS   The fund may use futures and options on
futures for hedging purposes only. The hedging strategy may not be successful if the portfolio manager is unable to accurately predict movements in the prices of individual securities held by a fund or if the strategy does not correlate well with the fund's investments. The use of futures and options on futures may produce a loss for the fund, even when used only for hedging purposes.

The Statement of Additional Information contains more information about the fund and the types of securities in which it may invest.

                                PAST PERFORMANCE


The bar chart and table below illustrate the variability of the U.S. GOVERNMENT INCOME FUND'S returns. The bar chart indicates the risks of investing in the fund by showing the changes in the fund's performance from year to year (on a calendar year basis). The table shows how the fund's average annual returns for one-year, five-year and since the fund's inception ended December 31, 1998 compare with those of a broad measure of market performance. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

                     U.S. GOVERNMENT INCOME FUND - A SHARES
                       CALENDAR YEAR RETURNS AS OF 12/31
                       1994                        -3.27%
                       1995                        15.74%
                       1996                         1.73%
                       1997                         9.00%
                       1998                         7.97%

Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.

BEST QUARTER:       Q2        1995     4.87%
WORST QUARTER:      Q1        1996    (2.84)%


Average annual total return                                             Since
through 12/31/98                                   1  Year   5  Year  inception
---------------------------                        -------   -------  ---------
U.S. Government Income Fund
                  A Shares1<F33>                    4.19%     5.28%     5.77%
                  B Shares2<F34>                     N/A       N/A      1.87%
Lehman Brothers Government
  Corporate Total Index3<F35>                       9.47%     7.30%     7.94%
Lipper U.S. Government Fund Avg.4<F36>              8.07%     6.15%     6.34%

The average annual total returns above reflects the sales charges. For updated yield information please call 1-800-677-FUND.

1<F33>  A Shares commenced operations on January 5, 1993.
2<F34>  B Shares commenced operations on April 27, 1998.
3<F35> Lehman Brothers Government/Corporate Total Index is an unmanaged index composed of bonds which have maturities of at least one year and are rated investment grade or higher by Moody's, S&P or Fitch, in that order.
4<F36> The Lipper U.S. Government Fund Average shows the performance of a category of mutual funds with similar goals to the fund.


                                 FUND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)        CLASS A       CLASS B
-----------------------------------------        -------       -------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
 (as a percentage of offering price)              3.50%          None
MAXIMUM DEFERRED SALES CHARGE (LOAD)1<F37>
 (as a percentage of offering price)               None         5.00%
MAXIMUM SALES CHARGE (LOAD) IMPOSED
ON REINVESTED DIVIDENDS                            None          None
REDEMPTION FEE                                     None          None
EXCHANGE FEE                                       None          None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)             CLASS A       CLASS B
------------------------------------             -------       -------
MANAGEMENT FEES                                   0.60%         0.60%
DISTRIBUTION AND SERVICE (12B-1) FEES2<F38>        None          None
OTHER EXPENSES3<F39>                              0.51%         0.51%
TOTAL ANNUAL FUND OPERATING EXPENSES              1.11%         1.11%


1<F37> The contingent deferred sales charge is 5.00% in the first year, declining to 1.00% in the fifth year and 0.00% thereafter. See "Price of Shares."
2<F38> Currently, A and B shares of the fund are not paying or accruing Rule
       12b-1 fees. The classes can pay up to 0.25% of average daily net assets as a Rule 12b-1 fee to the distributor if a Y class of shares is created.
3<F39> "Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the fund not listed above, plus (2) an annual shareholder servicing fee of 0.25% of average daily net assets. For the foreseeable future, the fund plans to limit the shareholder servicing fee to an annual rate of 0.10% of average daily net assets.

EXAMPLE The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that:

1. You invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods,
2. Your investment has a 5% return each year, and
3. The fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

          1 YEAR    3 YEARS   5 YEARS   10 YEARS
          ------    -------   -------   --------
CLASS A   $459      $691      $940      $1,654
CLASS B   $613      $653      $712      $1,352

If you did not redeem your shares, you would pay the following expenses:


          1 YEAR    3 YEARS   5 YEARS   10 YEARS
          ------    -------   -------   --------
CLASS A   $459      $691      $940      $1,654
CLASS B   $113      $353      $612      $1,352

                      Class descriptions are on page 14.

INSURED TAX-FREE BOND FUND

INVESTMENT GOAL

The INSURED TAX-FREE BOND FUND seeks to provide current income exempt from federal income tax by primarily purchasing insured municipal bonds.

INVESTMENT POLICIES AND PORTFOLIO SECURITIES

Under normal circumstances, the fund invests its assets so that at least 80% of its annual interest income is exempt from federal income tax and not subject to the alternative minimum tax. Usually, at least 65% of the value of the fund's assets are invested in intermediate to long-term, investment grade municipal securities that are insured as to timely payment. All tax-exempt interest income earned by the fund will remain tax-free when it is distributed to you.

                        EXAMPLES OF MUNICIPAL SECURITIES
                        --------------------------------

o tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues
o bond anticipation notes that are intended to be refinanced through a later issuance of longer term bonds
o  municipal commercial paper and other short-term notes
o  variable rate demand notes
o  municipal bonds and leases
o construction loan notes insured by the Federal Housing Administration and financed by the Federal or Government National Mortgage Associations
o  participation interests in any of the above

Municipal securities are debt obligations issued by or on behalf of the states, territories and other possessions of the United States that have income exempt from federal income tax. If you are subject to alternative minimum tax (AMT), you may be required to pay AMT if the fund invests in securities subject to AMT. However, no more than 20% of the fund's income will be subject to AMT.

Municipal securities are generally issued to finance public works, such as:

o airports                         o bridges                   o  hospitals
o highways                         o housing                   o  schools
o mass transportation projects     o water and sewer works     o  streets

Municipal securities are also issued to:

o repay outstanding obligations
o raise funds for general operating expenses
o make loans to other public institutions and facilities

The fund's investment adviser looks for certain qualities when investing in municipal securities. These include:

1. rated investment grade, or in other words, rated within the four highest rating categories by a nationally recognized statistical rating organization (NRSRO) such as Aaa, Aa, A or Baa by Moody's Investors Service, Inc. or AAA, AA, A, or BBB by Standard and Poor's, Fitch IBCA, Inc. or Duff & Phelps Credit Rating Co.;
2. insured by a municipal bond insurance company which is in the top rating category by an NRSRO;
3. guaranteed at the time of purchase by the U.S. government as to the payment of principal and interest;
4. fully collateralized by an escrow of U.S. government securities; or
5. determined to be of comparable quality to the above rating categories by the fund's adviser if the security is unrated.

The municipal securities purchased by the fund are covered by insurance which guarantees the timely payment of principal at maturity and interest on the securities. These insured municipal securities are either: (1) covered by an insurance policy applicable to a particular security, or (2) insured under master insurance policies issued by municipal bond insurers, which may be purchased by the fund.

The fund will require or obtain municipal bond insurance when it purchases municipal securities that are not up to the fund's quality standards. The fund may also require or obtain municipal bond insurance for specific municipal securities held or purchased if the insurance would benefit the fund by improving the portfolio quality, for example.

PARTICIPATION INTERESTS   The fund may purchase interests in municipal
securities from financial institutions such as commercial and investment banks, savings associations and insurance companies. The fund invests in these sorts of participation interests in order to obtain credit enhancement or demand features that would not be available by directly owning the underlying municipal securities. Credit enhanced securities are investments backed by a guaranty, letter of credit, or insurance. They ensure that participation interests are of high quality.

VARIABLE RATE MUNICIPAL SECURITIES   The fund may invest in variable rate
municipal securities (i.e., securities that have variable or floating interest rates). These securities provide the fund with the right to tender the securities for repurchase at the stated principal amount plus accrued interest. These securities usually bear interest at a rate that allow the securities to trade at par. Most variable rate municipal securities allow the fund to demand the repurchase of the security on not more than 7 days' notice. Other variable rate municipal securities do not have this demand feature or the demand feature is longer than 7 days. Those securities may be considered illiquid. The adviser will use the above quality standards to buy variable rate municipal securities.

MUNICIPAL LEASES   The fund may also invest in municipal leases (i.e.,
obligations issued by state and local governments to finance the acquisition of equipment and facilities). Municipal leases may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest. Municipal leases may be considered illiquid.

INDUSTRIAL DEVELOPMENT BONDS   The fund also invests in industrial development
bonds, another type of municipal security, issued by or on behalf of public authorities. IDBs are used to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The fund may invest more than 25% of its assets in various IDBs as long as they are not from the same facility or similar types of facilities or projects.


TEMPORARY INVESTMENTS   The fund may invest up to 100% of its assets in tax-
exempt or taxable short-term temporary investments to respond to adverse market, economic, political or other conditions. These temporary investments include tax-exempt variable and floating rate demand notes, temporary municipal securities, U.S. obligations, etc. Although the fund is permitted to make taxable, temporary investments, the adviser currently does not intend to generate income subject to federal regular income tax. There are no applicable rating requirements to temporary investments with the exception of temporary municipal securities. These securities are subject to the same rating requirements as all other municipal securities in which the fund invests. However, for other temporary investments, the adviser will have to determine whether the securities are of comparable quality to the rated securities before investing. To the extent the fund invests in such temporary investments, the fund may not achieve its investment objective.


When selling securities, the adviser considers three factors: (1) Have the objectives of the fund been met? (2) Has the attractiveness of the securities deteriorated? (3) Has the adviser's outlook changed? If the adviser can answer each question positively, then the adviser will sell the securities.

INVESTMENT RISKS

The following risks are specific to this fund in addition to the risks mentioned in the Overview section.

MUNICIPAL SECURITIES RISKS   The yield of municipal securities depends on a
variety of factors. The investment adviser must consider the general conditions of the money market and the taxable and municipal securities markets. The adviser must also weigh the size of the particular offering, the maturity of the obligations and the rating of the issue. The ability of the fund to achieve its investment objective also depends on the ability of the issuers of the municipal securities and demand features, or the credit enhancers of either to continue to meet their obligations for the payment of interest and principal when due. Further, any adverse economic conditions or developments affecting the states or municipalities could negatively impact the fund's portfolio.


TAX RISKS   The fund may be more adversely impacted by changes in tax rates and policies than other funds. Because interest income on municipal obligations is normally not subject to regular federal income taxation, the attractiveness of municipal obligations in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of such interest income. Therefore, any proposed or actual changes in such rates or exempt status can significantly affect the demand for and supply, liquidity and marketability of municipal obligations, which could in turn affect the fund's ability to acquire and dispose of municipal obligations at desirable yield and price levels.


CONCENTRATION RISKS   The fund may invest more than 25% of its assets in
industrial development bonds. The fund does not invest that amount in the same facility or project. However, if the adviser chooses to concentrate those investments in the same industry or state, the shares of the fund are likely to fluctuate in value more than those of a fund investing in a broader range of securities.

FUTURES AND OPTIONS ON FUTURES RISKS   The fund may use futures and options on
futures for hedging purposes only. The hedging strategy may not be successful if the portfolio manager is unable to accurately predict movements in the prices of individual securities held by a fund or if the strategy does not correlate well with the fund's investments. The use of futures and options on futures may produce a loss for the fund, even when used only for hedging purposes.

The Statement of Additional Information contains more information about the fund and the types of securities in which it may invest.

                                PAST PERFORMANCE


The bar chart and table below illustrate the variability of the INSURED TAX-FREE BOND FUND'S returns. The bar chart indicates the risks of investing in the fund by showing the changes in the fund's performance from year to year (on a calendar year basis). The table shows how the fund's average annual returns for one year and since the fund's inception ended December 31, 1998 compare with those of a broad measure of market performance. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

                     INSURED TAX-FREE BOND FUND - A SHARES
                       CALENDAR YEAR RETURNS AS OF 12/31
                       1997                         8.29%
                       1998                        -5.81%

Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.

BEST QUARTER:       Q3        1998     3.35%
WORST QUARTER:      Q1        1997    (0.43)%


Average annual total return                                        Since
through 12/31/98                                   1  Year       Inception
---------------------------                         ------       ---------
Insured Tax-Free Bond Fund A Shares1<F40>           1.02%          4.76%
Lehman Brothers Ten Year Insured Bond Index2<F41>   6.60%          7.91%
Lipper Insured Municipal Debt Fund Average3<F42>    5.31%          7.18%

The average annual total returns above reflect the sales charges. For updated yield information please call 1-800-677-FUND.

1<F40>A Shares commenced operations on December 30, 1996.
2<F41>The Lehman Brothers Ten Year Insured Bond Index is an unmanaged index that reflects the total performance of the insured bond sector. Securities in the Index must have maturaties between 8 and 12 years.
3<F42>Lipper Insured Municipal Debt Fund Average shows the performance of a category of mutual funds with similar goals to the fund.

                                 FUND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                    CLASS A
-----------------------------------------                    -------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
 (as a percentage of offering price)                          4.50%
MAXIMUM DEFERRED SALES CHARGE (LOAD)
 (as a percentage of offering price)                           None
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED DIVIDENDS    None
REDEMPTION FEE                                                 None
EXCHANGE FEE                                                   None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)                         CLASS A
------------------------------------                         -------
MANAGEMENT FEES1<F43>                                         0.75%
DISTRIBUTION AND SERVICE (12B-1) FEES2<F44>                    None
OTHER EXPENSES3<F45>                                          0.49%
TOTAL FUND ANNUAL OPERATING EXPENSES                          1.24%

1<F43> The amount shown indicates the maximum fee the investment adviser can charge. The investment adviser voluntarily waives a portion of the investment management fee each year. The adviser can terminate this voluntary waiver at any time. With the waiver for the year ended November 30, 1998, the management fee was 0.50%.

2<F44> Currently, A shares of the fund are not paying or accruing Rule 12b-1 fees. The class can pay up to 0.25% of average daily net assets as a Rule 12b-1 fee to the distributor if a Y class of shares is created.
3<F45> "Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the fund not listed above, plus (2) an annual shareholder servicing fee of 0.25% of average daily net assets. For the foreseeable future, the fund plans to limit the shareholder servicing fee to an annual rate of 0.10% of average daily net assets.

EXAMPLE The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
This example assumes that:

1.You invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, 2.Your investment has a 5% return each year, and 3.The fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 YEAR    3 YEARS   5 YEARS   10 YEARS
               ------    -------   -------   --------
CLASS A        $574      $826      $1,100    $1,882

                      Class descriptions are on page 14.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER

The investment adviser for the funds is Firstar Bank, N.A. The adviser is located at 425 Walnut Street, Cincinnati, Ohio 45202. The investment decisions made by Firstar Bank are subject to direction of the funds' board of trustees. (The Statement of Additional Information contains more information regarding the board of trustees.) The adviser conducts investment research and supervision for the funds and is responsible for the purchase and sale of securities for the funds' portfolios. The adviser charges an annual fee for its services and voluntarily waives a portion of those fees as shown:

The amounts shown represent a percentage of each fund's average daily net assets.

                                 Before waivers  After waivers
                                 --------------  -------------
Strategic Income Fund                0.95%           0.95%
U.S. Government Income Fund          0.60%           0.60%
Insured Tax-Free Bond Fund*<F46>     0.75%           0.55%

*<F46>During the fiscal year ended November 30, 1998, the adviser waived 25 basis points of the management fees for THE INSURED TAX-FREE BOND FUND. For the foreseeable future, the adviser will waive 20 basis points.
      The adviser can terminate this waiver at any time.

The adviser was wholly owned by StarBanc Corporation until November 20, 1998 when StarBanc Corporation merged with Firstar Corporation. The new entity retained the "Firstar" name and Firstar Corporation is now the parent company of the adviser. Firstar Bank, N.A. was known as Star Bank, N.A. prior to the merger.

The merger has produced no significant changes to the management of the adviser. Together, the two banks have become the 21st largest bank in the United States and have blended an expertise of trust administration and investments together with extensive knowledge in the mutual fund industry.


Firstar Bank's assets under management, including mutual funds, have a market value in excess of $12 billion. As part of its regular banking operations, Firstar Bank may make loans to public companies. As a result, it may be possible for the funds to hold or acquire securities of companies that are also lending clients of Firstar Bank. The lending relationship will not be a factor in the selection of securities.

PORTFOLIO MANAGERS
References to Firstar Bank may refer to what was formerly known as "Star Bank."


KIRK F. MENTZER, a Vice-President and Director of Fixed Income Research for the Capital Management Division of Firstar Bank since 1992, has been employed by Firstar Bank in various capacities since 1989. Mr. Mentzer has managed the U.S. GOVERNMENT INCOME FUND since its inception in January 1993. He has also managed the domestic and structured fixed-income components of STRATEGIC INCOME FUND since its inception in December 1994 and the cash equivalent components of the Firstar Stellar Funds (formerly the Star Funds) since June 1998. Mr. Mentzer earned a Bachelor of Business Administration degree in Finance from the University of Cincinnati and a Masters degree in Finance from Xavier
University.

DONALD L. KELLER, Senior Vice President and Chief Investment Officer of Firstar Bank since 1998, has been employed by Firstar Bank in various capacities since 1982. Mr. Keller has managed the domestic equity component of the STRATEGIC INCOME FUND since March 1999. Mr. Keller earned a Bachelor of Business Administration Degree in Finance and Accounting from the University of Cincinnati. He also earned his Masters in Finance from Xavier University.


WARREN D. PIERSON, CFA, is a vice president and senior portfolio manager at Firstar Bank. Mr. Pierson has managed THE INSURED TAX-FREE BOND FUND since March 1999. He joined Firstar in 1985 and has over 14 years of fixed-income management experience at Firstar. Mr. Pierson earned his Bachelor of Arts degree at Lawrence University and became a Chartered Financial Analyst in 1990.

FUND ADMINISTRATION, FUND ACCOUNTING, DIVIDEND DISBURSEMENT, AND CUSTODY
SERVICES

Firstar Mutual Fund Services, LLC, an affiliate of the adviser, provides administrative, accounting and dividend disbursement services to the Firstar Stellar Funds and is located in Milwaukee, Wisconsin. Firstar Bank, N.A., the funds' investment adviser, also serves as custodian for the funds.

DISTRIBUTION OF SHARES

DISTRIBUTOR


Edgewood Services, Inc. is the distributor for shares of the funds. Edgewood is based in Pittsburgh, Pennsylvania and is the distributor for a number of investment companies around the country.

   RULE 12B-1 PLAN

The funds have adopted a Rule 12b-1 Plan under the Investment Company Act of 1940. Under the Rule 12b-1 Plan, class A and B shares may pay up to an annual rate of 0.25% of the average daily net asset value of shares to Edgewood. Edgewood uses this fee to finance activities that promote the sale of the funds' shares. Such activities include, but are not necessarily limited to, advertising, printing and mailing prospectuses to persons other than current shareholders, printing and mailing sales literature, and compensating underwriters, dealers and sales personnel.

Currently, none of the bond funds are paying or accruing Rule 12b-1 fees. These funds will only start paying the Rule 12b-1 fee when a "Y" class of shares is created in the fund. Whenever Edgewood deems it appropriate, Edgewood may, from time to time, voluntarily reduce its compensation under the Rule 12b-1 Plan to the extent expenses of the shares exceed a certain limit. Rule 12b-1 fees are paid out of fund assets on an on-going basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Edgewood may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers and broker/dealers as agents to provide sales or administrative services for their clients or customers who beneficially own shares of the funds. Financial institutions will receive fees from the distributor based upon shares owned by their clients or customers. Edgewood will determine the schedule of such fees and the basis upon which such fees will be paid.

DESCRIPTION OF CLASSES

CLASS A SHARES

Class A shares are regular retail shares and may be purchased by individuals or IRAs. With class A shares, you pay a sales charge when you invest. Although none currently do, certain class A shares may also impose a Rule 12b-1 fee (as discussed above) which is assessed against the shares of the fund. Currently, the INSURED TAX-FREE BOND FUND and U.S. GOVERNMENT INCOME FUND sell class A shares. For more information on the sales charges, see "Price of Shares."

CLASS B SHARES

Class B shares are regular retail shares and may be purchased by individuals or IRAs. With class B shares, a sales charge may be imposed if you redeem your shares within a certain time period. If you redeem your class B shares within five full years of the date you purchased, a contingent deferred sales charge
(CDSC) may be charged by the funds' distributor. Although none currently do certain class B shares may also impose a Rule 12b-1 fee (as discussed above) which is assessed against the shares of the fund. Currently, the U.S. GOVERNMENT INCOME FUND and STRATEGIC INCOME FUND offer class B shares. For more information on the CDSC, see "Price of Shares."

   PRICE OF SHARES

HOW NAV IS DETERMINED

                                     NAV =
                              Assets - Liabilities
                              --------------------
                              # outstanding shares

The net asset value (NAV) is calculated by taking the value of the fund's assets, including interest on dividends accrued, but not yet collected, less all liabilities and dividing the result by the number of shares outstanding. The net asset value for each fund is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on:

o days on which there are insignificant changes in the value of a fund's portfolio securities to materially affect the net asset value
o days during which no shares are purchased or redeemed
o the following holidays
     o New Year's Day                   o Good Friday        o Labor Day
     o Martin Luther King Jr.' s Day    o Memorial Day       o Thanksgiving Day
     o Presidents' Day                  o Independence Day   o Christmas Day

DETERMINING MARKET VALUE OF SECURITIES

Market or fair values of the funds' portfolio securities are determined as follows:

1. For equity securities: according to the last sale price on a national securities exchange, if applicable.
2. In the absence of recorded sales for listed equity securities: according to the mean between the last closing bid and asked prices.
3. For unlisted equity securities:  latest bid prices.
4. For bonds and other fixed-income securities: as determined by an independent pricing service.
5. For short-term obligations: according to the mean between bid and asked prices as furnished by an independent pricing service.
6. For short-term obligations with remaining maturities of 60 days or less at the time of purchase: at amortized cost.
7. For all other securities: at fair value as determined in good faith by the funds' board of trustees.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may reflect institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

TRADING IN FOREIGN SECURITIES


Trading in foreign securities may be completed at times that vary from the closing of the New York Stock Exchange. In computing the net asset value, the funds value foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the New York Stock Exchange. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the New York Stock Exchange. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the underlying fund's board of directors/trustees, although the actual calculation may be done by others.

WHAT SHARES COST - CLASS A SHARES

If you purchase class A shares of the INSURED TAX-FREE BOND FUND, you will pay the net asset value next determined after your order is received plus a sales charge (shown in percentages below) depending on the amount of your investment:

                           SALES CHARGE AS        SALES CHARGE AS
                             A PERCENTAGE           A PERCENTAGE
AMOUNT OF                     OF PUBLIC            OF NET AMOUNT
TRANSACTION                 OFFERING PRICE            INVESTED
-----------                 --------------         --------------
LESS THAN $100,000              4.50%                  4.71%
$100,000  -  $249,999.99        3.75%                  3.90%
$250,000  -  $499,999.99        2.50%                  2.56%
$500,000  -  $749,999.99        2.00%                  2.04%
$750,000  -  $999,999.99        1.00%                  1.01%
$1 MILLION  +                   0.25%                  0.25%

If you purchase class A shares of the U.S. GOVERNMENT INCOME FUND, you will pay the net asset value next determined after your order is received plus a sales charge as follows:

                           SALES CHARGE AS        SALES CHARGE AS
                             A PERCENTAGE           A PERCENTAGE
AMOUNT OF                     OF PUBLIC            OF NET AMOUNT
TRANSACTION                 OFFERING PRICE            INVESTED
-----------                 --------------         --------------
LESS THAN $100,000              3.50%                  3.62%
$100,000  -  $249,999.99        3.00%                  3.09%
$250,000  -  $499,999.99        2.00%                  2.04%
$500,000  -  $999,999           1.50%                  1.52%
$1 MILLION  +                   0.00%                  0.00%


NOTE: Sales charges are not imposed on shares purchased with reinvested dividends.

WAIVERS - CLASS A SHARES

The following persons will not have to pay a sales charge on class A shares:

o Employees and retired employees of Firstar Bank (or the former Star Bank), or their affiliates and members of their families (including parents, grandparents, siblings, spouses, children, and in-laws) of such employees or retired employees;
o  FirstarTrust customers of Firstar Corporation and its subsidiaries; and
o  non-trust customers of financial advisers

REDUCING YOUR SALES CHARGE - CLASS A SHARES

You can reduce the sales charge on purchases of class A shares by:


o purchasing larger quantities of shares or putting a number of purchases together to obtain the quantity discounts indicated above;
o signing a letter of intent that you intend to purchase more than $100,000 worth of shares over the next 13 months;
o using the reinvestment privilege which allows you to redeem shares and then reinvest them without a sales charge within 60 days; and
o  combining concurrent purchases of class A shares from different funds.

WHAT SHARES COST - CLASS B SHARES

If you purchase class B shares of the U.S. GOVERNMENT INCOME FUND or the STRATEGIC INCOME FUND, you will pay the NAV next determined after your order is received. There is no sales charge on this class at the time you purchase your shares. However, there is a contingent deferred sales charge on Class B shares at the time you redeem. Any applicable CDSC will be imposed on the lesser of the net asset value of the redeemed shares at the time of purchase or the net asset value of the redeemed shares at the time of redemption in the amount indicated by the table below:

           YEAR OF REDEMPTION      CONTINGENT DEFERRED
             AFTER PURCHASE            SALES CHARGE
           ------------------      -------------------
                 YEAR 1                   5.00%
                 YEAR 2                   4.00%
                 YEAR 3                   3.00%
                 YEAR 4                   2.00%
                 YEAR 5                   1.00%
                 YEAR 6                   0.00%

In computing the amount of CDSC you could be charged, redemptions are deemed to have occurred in the following order:

1. shares of the fund you purchased by reinvesting your dividends and long-term capital gains
2. shares of a fund you held for more than five full years from the date of purchase
3. shares of a fund you held for fewer than five full years on a first-in, first-out basis

WAIVERS - CLASS B SHARES


A redemption made under the Systematic Withdrawal Plan (see "Selling Shares") will not be assessed CDSC as long as it does not amount to more than 10% of your initial balance. CDSC is also not charged on:

o shares purchased by reinvesting your dividends or distributions of short or long-term capital gains
o  shares held for more than five full years after purchase
o  redemptions made following death or disability (as defined by the IRS)
o redemptions made as minimum required distributions under an IRA or other retirement plan to a shareholder who is 701/2 years old or older
o redemptions made in shareholder accounts that do not have the required minimum balance

PURCHASING SHARES

OPENING AN ACCOUNT


To open an account, first determine if you are buying class A or B shares (see page 14 for class descriptions). The minimum initial investment amounts for each fund are as follows:


                              Class A and B Shares
                              --------------------
o  $1,000 for individuals
o  $500 for Education IRA customers
o $25 for Firstar Bank Connections Group Banking customers and Firstar Bank employees, members of their immediate family, participants in the Firstar Bank Student Finance 101 Program who establish an automatic investment program and persons contributing to SIMPLE IRAs

               ADDITIONAL INVESTMENTS MAY BE MADE IN ANY AMOUNT.

When making a purchase request, make sure your request is in good order. "Good order" means your purchase request includes:
  o  the name of the fund
  o  the dollar amount of shares to be purchased
  o  purchase application or investment stub
  o  check paybable to Firstar Stellar Funds

RECEIPT OF ORDERS

Shares may only be purchased on days the New York Stock Exchange and the Federal Reserve wire system are open for business. Your order will be considered received after your check is converted into federal funds and received by Firstar Bank (usually the next business day). If you are paying with federal funds (wire), your order will be considered received when Firstar Bank receives the federal funds.

TIMING OF REQUESTS


The price per share will be the net asset value next computed after the time your request is received in good order and accepted by the funds or bythe funds' authorized agent. All requests (telephone orders and federal funds wire) received in good order by the fund before 4:00 p.m. (Eastern time) will be executed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

METHODS OF BUYING

  ------------------------------------------------------------------------------------------------------------------------------
                                        TO OPEN AN ACCOUNT                                TO ADD TO AN ACCOUNT
  ------------------------------------------------------------------------------------------------------------------------------
  BY TELEPHONE
  (Firstar Bank customers only)         Call Firstar Stellar Funds at 1-800-677-FUND      Call Firstar Stellar Funds at
                                        to place the order. (NOTE:  For security reasons, 1-800-677-FUND to place the order.
                                        requests by telephone will be recorded.)          (NOTE:  For security reasons, requests by
                                                                                          telephone will be recorded.)
  ------------------------------------------------------------------------------------------------------------------------------
  BY MAIL                               Make your check payable to "Firstar Stellar       Fill out the investment stub from an
                                        Funds."  Forward the check and your application   account statement, or indicate the fund
                                        to the address below.  No third party checks      name and account number on your check.
                                        will be accepted.  If your check is returned      Make your check payable to "Firstar
                                        for any reason, a $25 fee will be assessed        Stellar Funds."  Forward the check and
                                        against your account.                             stub to the address below.
  ------------------------------------------------------------------------------------------------------------------------------
  BY FEDERAL FUNDS WIRE                 Forward your application to Firstar Stellar       Call Firstar Stellar Funds at
                                        Funds at the address below.  Call                 1-800-677-FUND to notify of incoming
                                        1-800-677-FUND to obtain an account number.       wire.  Use the following instructions:
                                        Wire funds using the instructions to the right.
                                                                                          Firstar Bank, N.A.
                                                                                          Milwaukee, WI  53202
                                                                                          ABA #:  075000022
                                                                                          Credit:  Firstar Mutual Fund Services, LLC
                                                                                          Account #:  112-952-137
                                                                                          Further Credit:(name of fund, share class)
                                                                                                         (name/title on the account)
                                                                                                         (account #)
  ------------------------------------------------------------------------------------------------------------------------------
  AUTOMATIC INVESTMENT PLAN             Open a fund account with one of the other         If you didn't set up an automatic
                                        methods.  If by mail, be sure to include          investment plan with your original
                                        your checking account number on the               application, call Firstar Stellar Funds
                                        appropriate section of your application           at 1-800-677-FUND. Additional Investments
                                        and enclose a voided check or deposit slip.       (minimum of $25 per period) will be taken
                                                                                          automatically monthly or quarterly from
                                                                                          your checking account.
  ------------------------------------------------------------------------------------------------------------------------------
  THROUGH SHAREHOLDER                   To purchase shares for another investor,          To purchase shares for another investor,
  SERVICE ORGANIZATIONS                 call Firstar Stellar Funds at 1-800-677-FUND.     call Firstar Stellar Funds at
                                                                                          1-800-677-FUND.call firstar stellar
  ------------------------------------------------------------------------------------------------------------------------------
  BY EXCHANGE                           Call 1-800-677-FUND to obtain exchange            Call 1-800-677-FUND to obtain exchange
                                        information. See page 20.                         to obtain exchange Information.  See page
                                                                                          20.

ADDRESS FOR FIRSTAR STELLAR FUNDS

You should use the following addresses when sending documents by mail or by overnight delivery:

BY MAIL                                BY OVERNIGHT DELIVERY
-------                                ---------------------
Firstar Stellar Funds                  Firstar Stellar Funds
c/o Firstar Mutual Fund                c/o Firstar Mutual Fund
  Services, LLC                          Services, LLC
P.O. Box 701                           615 E. Michigan Street,
Milwaukee, Wisconsin  53201-0701       Third Floor
                                       Milwaukee, Wisconsin  53202


NOTE: The funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposits in the mail or with such services, or receipt at Firstar Mutual Fund Services, LLC's post office box of purchase applications or redemption requests do not constitute receipt by Firstar Mutual Fund Services, LLC or the funds.
SELLING SHARES

METHODS OF SELLING


                         TO SELL SOME OR ALL OF YOUR SHARES
                         ----------------------------------
BY TELEPHONE             Call Firstar Stellar Funds at
                         1-800-677-FUND to sell any amount of
                         shares. (NOTE:  For security reasons,
                         requests by telephone will be recorded.)

BY MAIL Send a letter instructing the Firstar Stellar Funds to redeem the dollar amount or the number of shares you wish. The letter should contain the fund's name, the account number, and the number of shares or the dollar amount of shares to be redeemed. Be sure to have all shareholders sign the letter. If your account is an IRA, the signature must be guaranteed and your request must indicate whether or not 10% withholding should apply. Requests submitted without an election whether or not to withhold will be subject to withholding.

BY FEDERAL FUNDS WIRE    Call Firstar Stellar Funds at
                         1-800-677-FUND to request the amount of
                         money you want.  Be sure to have all
                         necessary information from your bank.
                         Your bank may charge a fee to receive
                         wired funds.

SYSTEMATIC WITHDRAWAL    Call Firstar Stellar Funds at
PLAN                     1-800-677-FUND to arrange for regular
                         monthly or quarterly fixed withdrawal
                         payments.  The minimum payment you may
                         receive is $25 per period.  Note that
                         this plan may deplete your investment
                         and affect your income or yield.  Also,
                         it isn't wise to make purchases of class
                         A or B shares while participating in
                         this plan because of the sales charges.

SHAREHOLDER SERVICE      Consult your account agreement for
ORGANIZATION             information on redeeming shares.

BY EXCHANGE              Call 1-800-677-FUND to obtain exchange
                         information.  See page 20.

WHEN REDEMPTION PROCEEDS ARE SENT TO YOU


Your shares may only be redeemed on days on which the funds compute their net asset value. Your redemption request cannot be processed on days the New York Stock Exchange is closed or on federal holidays which restrict wire transfers.

All requests received in good order by Firstar Stellar Funds before 4:00 p.m. (Eastern time), will normally be wired to the bank you indicate or mailed on the following day to the address of record. In no event will proceeds be wired or a check mailed more than 7 calendar days after Firstar receives a proper redemption request.


If you purchase shares using a check and soon after request a redemption, Firstar Stellar Funds will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within 12 days).

When making a redemption request, make sure your request is in good order. "Good order" means your letter of instruction includes:
o  the name of the fund
o  the number of shares or the dollar amount of shares to be redeemed
o signatures of all registered shareholders exactly as the shares are registered (guaranteed for IRAs)
o  the account registration number

VALUE OF SHARES SOLD

Your shares will be redeemed at the net asset value next determined after Firstar Stellar Funds receives your redemption request in good order. In the case of class B shares, the applicable contingent deferred sales charge will be subtracted from your redemption amount or your account balance, per your instructions.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, Firstar Stellar Funds may mail you a notice if your account falls below $1,000 requesting that you bring the account back up to $1,000 or close it out. If you do not respond to the request within 30 days, Firstar Stellar Funds may close the account on your behalf and send you the proceeds. If you have an account through a shareholder service organization, consult your account agreement for information on accounts with low balances.

SIGNATURE GUARANTEES

You will need your signature guaranteed if:
o  you are redeeming shares from an IRA account
o you request a redemption to be made payable to a person not on record with the funds, or
o you request that a redemption be mailed to an address other than that on record with the funds

You may obtain signature guarantees from most trust companies, commercial banks or other eligible guarantor institutions.

EXCHANGING SHARES


You can exchange shares between the Firstar Stellar Funds within the same class. You also may exchange class C shares (no-load money market funds) for class A or B shares of any Firstar Stellar Fund. However, you may not exchange shares from class B to class C and then to class A.

Exercising the exchange privilege is really two transactions: a sale of one fund and the purchase of another.


Exercising the exchange privilege is really two transactions: a sale of one fund and the purchase of another. The same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Keep in mind that some funds may have higher sales charges than other funds and you may have to pay the difference in fees. Exchanges also have the same tax consequences as ordinary sales and purchases and you could realize short or long-term capital gains or losses. Generally, exchanges may only be made between identically registered accounts unless you send written instructions with a signature guarantee.

REINSTATEMENT PRIVILEGE


If you sell shares of a Firstar Stellar Fund or Firstar Fund, you may reinvest some or all of the proceeds in the class A shares of any Firstar Stellar Fund within 60 days without a sales charge, as long as your investment professional is notified before you reinvest. All accounts involved must have the same registration. You may be subject to taxes as a result of a redemption. Consult your tax adviser concerning the results of a redemption or reinvestment.


The SAI contains more information on exchanges. You may also call 1-800-677-FUND to learn more about exchanges, Firstar Funds, a separate family of funds offered by Firstar Corporation or other Firstar Stellar Funds.

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS

The INSURED TAX-FREE BOND FUND and STRATEGIC INCOME FUND declare and pay dividends on a monthly basis. The U.S. GOVERNMENT INCOME FUND declares dividends on a daily basis, but pays dividends on a monthly basis.

Unless you provide a written request to receive payments in cash, your dividends will automatically be reinvested in additional shares of the fund. Dividends paid in cash will be mailed to you via the U.S. Postal Service. Keep in mind, undeliverable checks or checks not deposited within six months will be reinvested in additional shares of the fund at the then current net asset value. Dividends paid in cash or in additional shares are treated the same for tax purposes.

If any of the funds realize capital gains, they will be distributed once every 12 months.

TAX INFORMATION

The funds will pay no federal income tax because they expect to meet certain Internal Revenue Code requirements. The funds will be treated as single, separate entities for federal income tax purposes so that income (including capital gains, if any) and losses realized by one fund will not be combined for tax purposes with those realized by the other funds. The funds will provide you with detailed tax information for reporting purposes. You should consult your own tax adviser regarding tax consequences under your state and local laws.


Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gain distributions, received. This applies whether dividends and distributions are received in cash or as additional shares. All dividends paid by the funds and distributions of net realized short-term capital gains are taxable as ordinary income. Distributions paid by a fund from net realized long-term capital gains are taxable as long-term capital gains. The capital gain holding period and the applicable tax rate is determined by the length of time a fund has held the security and not the length of time that you have held shares in the fund. The funds expect that, because of their investment objectives, distributions will consist primarily of ordinary income.

An exchange is not a tax-free transaction. An exchange of shares pursuant to the funds' exchange privilege is treated the same as an ordinary sale and purchase for federal income tax purposes and you will realize a capital gain or loss.

ADDITIONAL TAX INFORMATION -- INSURED TAX-FREE BOND FUND

If you are a shareholder of the INSURED TAX-FREE BOND FUND, you are not required to pay federal regular income tax on any dividends you receive from the fund that represent net interest on tax-exempt municipal bonds. However, shareholders of the fund may be required to pay federal alternative minimum taxes on dividends representing net interest earned on some municipal bonds.

The alternative minimum tax (AMT) applies when it exceeds the regular tax for the taxable year. AMT is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax. The Tax Reform Act of 1986 treats interest on certain private activity bonds as a tax preference item for both individuals and corporations. Unlike traditional governmental purpose municipal bonds that finance roads, schools, libraries, prisons and other public facilities, private activity bonds provide benefits to private parties.

The fund is permitted to purchase all types of municipal bonds, including private activity bonds. As a result, if the fund purchases any private activity bonds, a portion of the fund's dividends may be treated as a tax preference item.


Dividends of the fund representing net income earned on some temporary investments and any net realized short-term gains are taxed as ordinary income. Dividends are treated the same for tax purposes whether they are received in cash or as additional shares. Distributions paid by a fund from net realized long-term capital gains are taxable as long-term capital gains. The capital gain holding period and the applicable tax rate is determined by the length of time a fund has held the security and not the length of time that you have held shares in the fund.

FINANCIAL HIGHLIGHTS

The financial highlights tables set forth below are intended to help you understand the funds' financial performance for the past 5 years or for the funds' period of operations, as the case may be. Most of the information reflects financial results with respect to a single fund share. The total returns in the tables represent the rates that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the funds' financial statements, are included in the funds' annual report, which is available upon request.


STRATEGIC INCOME FUND1<F46>
(Class B Shares)                                                                   Year ended November 30,
                                                                              1998      1997      1996      1995
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                         $10.67    $10.50    $10.53    $10.00
-------------------------------------------------------------------------------------------------------------------
Income from investment operations
  Net investment income                                                        0.72      0.73      0.73      0.69
  Net gains or losses on securities (both realized and unrealized)            (0.94)     0.18     (0.04)     0.55
  Total from investment operations                                            (0.22)     0.91      0.69      1.24
Less distributions
  Dividends (from net investment income)                                      (0.73)    (0.74)    (0.72)    (0.67)
  Distributions (from capital gains)                                          (0.10)       --       --      (0.04)
Returns of Capital                                                              --         --       --      (0.00)2<F47>
  Total distributions                                                         (0.83)    (0.74)    (0.72)    (0.71)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                $9.62    $10.67    $10.50    $10.53
-------------------------------------------------------------------------------------------------------------------
Total return3<F48>                                                            (2.16)%    9.02%     6.99%    12.71%
Ratios/Supplemental data
  Net assets, end of period
  (000's omitted)                                                          $202,354  $179,413  $110,775     $47,513
  Gross ratio of expenses to average net assets5<F50>                          1.46%     1.46%     1.56%      1.77%4<F49>
  Net ratio of expenses to average net assets6<F51>                            1.26%     1.26%     1.36%      1.47%4<F49>
  Gross ratio of net income to average net assets5<F50>                        6.99%     6.93%     7.06%      7.11%4<F49>
  Net ratio of net income to average net assets6<F51>                          7.19%     7.13%     7.26%      7.41%4<F49>
  Portfolio turnover rate                                                       146%      142%      201%       258%

1<F46> The date of initial public investment for class B shares was December 12, 1994.
2<F47> Distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.  These distributions did not represent a return of capital for federal income tax purposes.
3<F48> Based on net asset value, which does not reflect the contingent deferred sales charge, if applicable.
4<F49> Annualized.
5<F50> Before waivers and reimbursements.
6<F51> After waivers and reimbursements.


U.S. GOVERNMENT INCOME FUND1<F52>
(Class A Shares)                                                                 Year ended November 30,
                                                            1998           1997           1996           1995           1994
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $9.87          $9.83          $9.98          $9.24         $10.25
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
  Net investment income                                      0.56           0.57           0.57           0.60           0.55
Net gains or losses on securities
 (both realized and unrealized)                              0.30           0.04          (0.15)          0.74          (0.90)
  Total from investment operations                           0.86           0.61           0.42           1.34          (0.35)
Less distributions
  Dividends (from net investment income)                    (0.55)         (0.57)         (0.57)         (0.60)         (0.55)
  Distributions (from capital gains)                           --             --             --             --          (0.11)
  Total distributions                                       (0.55)         (0.57)         (0.57)         (0.60)         (0.66)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $10.18          $9.87          $9.83          $9.98          $9.24
--------------------------------------------------------------------------------------------------------------------------------
Total return2<F53>                                          9.00%          6.46%          4.46%         14.90%        (3.53)%
Ratios/supplemental data
  Net assets, end of period (000's omitted)              $148,773       $137,445       $138,874       $109,666        $87,924
  Gross ratio of expenses to average net assets3<F54>       1.11%          1.09%          1.12%          1.12%          1.20%
  Net ratio of expenses to average net assets4<F55>         0.91%          0.89%          0.92%          0.92%          0.97%
  Gross ratio of net income to average net assets3<F54>     5.31%          5.68%          5.68%          6.03%          5.64%
  Net ratio of net income to average net assets4<F55>       5.51%          5.88%          5.88%          6.23%          5.87%
  Portfolio turnover rate                                     88%           140%           158%           236%           148%

1<F52>The date of initial public investment for class A shares was January 5, 1993.  For the period from November 30, 1992 (start of business) to January 4, 1993, all income was distributed to Federated Services Corp., the administrator at the time.
2<F53>Based on net asset value, which does not reflect the sales charge, if applicable.
3<F54>Before waivers and reimbursements.
4<F55>After waivers and reimbursements.


U.S. GOVERNMENT INCOME FUND1<F56>
(Class B Shares)                                        Year ended November 30,
                                                                 1998
-------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $9.89
-------------------------------------------------------------------------
Income from investment operations
  Net investment income                                           0.36
  Net gains or losses on securities
    (both realized and unrealized)                                0.29
  Total from investment operations                                0.65
Less distributions
  Dividends (from net investment income)                         (0.36)
  Total distributions                                            (0.36)
-------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $10.18
-------------------------------------------------------------------------
Total return2<F57>                                               6.71%
Ratios/Supplemental data
  Net assets, end of period
  (000's omitted)                                                 $305
  Gross ratio of expenses to average net assets4<F59>            1.11%
  Net ratio of expenses to average net assets5<F60>              0.91%3<F58>
  Gross ratio of net income to average net assets4<F59>          5.31%
  Net ratio of net income to average net assets5<F60>            5.51%3<F58>
  Portfolio turnover rate                                          88%

1<F56>The date of initial public investment for class B shares was April 27,
      1998.
2<F57>Based on net asset value, which does not reflect the contingent deferred sales charge, if applicable.
3<F58>Annualized.
4<F59>Before waivers and reimbursements.
5<F60>After waivers and reimbursements.


INSURED TAX-FREE BOND FUND1<F61>
(Class A Shares)                                          Year ended November 30,

                                                           1998             1997
----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $10.25         $10.00
----------------------------------------------------------------------------------
Income from investment operations
  Net investment income                                      0.46           0.44
  Net gains or losses on securities
    (both realized and unrealized)                           0.26           0.24
  Total from investment operations                           0.72           0.68
Less distributions
  Dividends (from net investment income)                    (0.46)         (0.43)
Distributions (from capital gains)                          (0.02)         --
  Total distributions                                       (0.48)         (0.43)
----------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $10.49         $10.25
----------------------------------------------------------------------------------
Total return2<F62>                                          7.20%          6.91%
Ratios/Supplemental data
Net assets, end of period
(000's omitted)                                          $152,231       $128,591
Gross ratio of expenses to average net assets4<F64>         1.24%          1.24%3<F63>
Net ratio of expenses to average net assets5<F65>           0.79%          0.79%3<F63>
Gross ratio of net income to average net assets4<F64>       3.98%          4.21%3<F63>
Net ratio of net income to average net assets5<F64>         4.43%          4.66%3<F63>
  Portfolio turnover rate                                     14%            15%

1<F61>    The date of initial public investment for class A shares was December 30, 1996.
2<F62>    Based on net asset value, which does not reflect the sales charge, if applicable.
3<F63>    Annualized.
4<F64>    Before waivers and reimbursements.
5<F65>    After waivers and reimbursements.


YEAR 2000 ISSUE

Like all financial service providers, the funds' investment adviser, the distributor and other third party service providers utilize systems that may be affected by year 2000 transition issues and other date related issues. The services provided to you and the funds by these service providers depend on the smooth functioning of their computer systems and those of other parties they deal with. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such an event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although there can be no assurance at this time that there will be no adverse impact on the funds, the funds' service providers have advised the funds that they have been actively working on necessary changes to their computer systems to prepare for the year 2000. The funds' service providers expect that their systems, and those of other parties they deal with, will be adapted in time for that event. However, there can be no assurance that the computer systems of the companies in which the funds invest will be timely converted or that the value of such investments will not be adversely affected by the year 2000 issue.

(FIRSTAR STELLAR FUNDS LOGO)

FOR MORE INFORMATION

YOU MAY OBTAIN THE FOLLOWING AND OTHER INFORMATION ON THE FIRSTAR STELLAR FUNDS FREE OF CHARGE:


O  ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS
   The annual and semi-annual reports provide the funds' most recent financial statements and portfolio listings. The annual report contains a discussion of the market conditions and investment strategies that affected the funds' performances during the last fiscal year.

O  STATEMENT OF ADDITIONAL INFORMATION (SAI) DATED MARCH 31, 1999
   The SAI is incorporated into this prospectus by reference (i.e., legally made a part of this prospectus). The SAI provides more details about the funds' policies and management.

TO RECEIVE ANY OF THESE DOCUMENTS OR PROSPECTUSES ON THE FIRSTAR STELLAR FUNDS:

BY TELEPHONE
1-800-677-FUND

BY MAIL:
Firstar Stellar Funds
c/o Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701


ON THE INTERNET:
Text only versions of fund documents can be viewed online or downloaded from: http://www.sec.gov and http://www.firstarstellarfunds.com


You may review and obtain copies of fund information (including the SAI) at the SEC Public Reference Room in Washington, D.C. Please call 1-800-SEC-0330 for information relating to the operation of the Public Reference Room. Copies of the information may be obtained for a fee by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-6009. Investment Company Act File # 811-05762

For Investor Services or to Request Information
1-800-677-FUND
1-414-287-3808

Firstar Stellar Funds
615 East Michigan Street
P.O. Box 701
Milwaukee, WI 53201-0701
www.firstarstellarfunds.com

FIRSTAR STELLAR FUNDS (LOGO)
SFBF-99

FIRSTAR STELLAR
FUNDS (LOGO)

STOCK FUNDS
PROSPECTUS

March 31, 1999

FIRSTAR STELLAR GROWTH EQUITY FUND

FIRSTAR STELLAR RELATIVE VALUE FUND

FIRSTAR STELLAR FUND

FIRSTAR STELLAR CAPITAL APPRECIATION FUND

FIRSTAR STELLAR INTERNATIONAL EQUITY FUND

                               TABLE OF CONTENTS


THE FUNDS
Overview of the Funds.............................................3
GROWTH EQUITY FUND................................................4
RELATIVE VALUE FUND...............................................7
STELLAR FUND......................................................9
CAPITAL APPRECIATION FUND.........................................12
INTERNATIONAL EQUITY FUND.........................................15
Management of the Funds...........................................19
Distribution of Shares............................................20
YOUR ACCOUNT INFORMATION
Description of Classes............................................21
Price of Shares...................................................21
Purchasing Shares.................................................23
Selling Shares....................................................25
Exchanging Shares.................................................26
Dividends, Capital Gain Distributions and Taxes...................27
ADDITIONAL INFORMATION
Financial Highlights..............................................28
Year 2000 Issue...................................................36
FOR MORE INFORMATION
See the last page for more information about the funds.



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

OVERVIEW

GOAL AND STRATEGIES OF THE STOCK FUNDS


The general goal of the Firstar Stellar stock funds is to maximize your capital appreciation by investing in equity securities. The GROWTH EQUITY FUND focuses its investments in growth-oriented equity securities of U.S. companies. The RELATIVE VALUE FUND focuses on capital appreciation from equities of U.S. companies that have value characteristics. The STELLAR FUND provides investors with the opportunity to gain income and appreciation from both equity and fixed-income investments. The CAPITAL APPRECIATION FUND invests in equity securities of small to medium-sized U.S. companies. The INTERNATIONAL EQUITY FUND seeks investment opportunities by investing in mutual funds that invest in non-U.S. companies.

PRINCIPAL RISKS COMMON TO THESE FUNDS

The main risks of investing in the funds are:


 O STOCK MARKET RISKS: Stock mutual funds are subject to stock market risks and significant fluctuations in value. If the stock market declines in value, the funds are likely to decline in value. Therefore, you may lose money if the value of the funds decline.


 O STOCK SELECTION RISKS: The stocks selected by the investment adviser may decline in value or not increase in value when the stock market in general is rising.

 O BOND RISKS: To the extent the funds invest in bonds, they will be exposed to the risks of bond investing. A bond's market value is affected significantly by changes in interest rates. Generally, when interest rates rise, the bond's market value declines and when interest rates decline, its market value rises. Also, the longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield. A bond's value can also be affected by changes in the bond's credit quality rating or its issuer's financial condition. Because bond values fluctuate, the fund's share price fluctuates. So, when you sell your investment, you may receive more or less money than you originally invested.

 O LIQUIDITY RISKS: Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and price that the investment adviser would like to sell. The adviser may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance.

 O PORTFOLIO TURNOVER RISKS   The adviser may engage in active trading of its
   portfolio securities to achieve its investment goals. This practice could result in the funds experiencing a high turnover rate (100% or more). High portfolio turnover rates lead to increased costs, could cause you to pay higher taxes and could negatively affect the fund's performance.

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF FIRSTAR BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST

These funds may be appropriate for people who:

  o  wish to invest for the long term
  o  want to diversify their portfolios
  o want to allocate some portion of their long-term investments to aggressive equity investing
  o are willing to accept a high degree of volatility and risk in exchange for the opportunity to realize greater financial gains in the future

These funds may not be appropriate for people who:

  o  are investing for short terms
  o  are risk adverse

GROWTH EQUITY FUND

INVESTMENT GOAL

The GROWTH EQUITY FUND'S investment objective is to maximize capital appreciation.

INVESTMENT POLICIES AND PORTFOLIO SECURITIES

The fund attempts to achieve its investment goal by investing at least 65% of the value of its total assets in growth-oriented domestic equity securities. "Growth-oriented" securities are securities of U.S. companies that have market capitalizations of $1.5 billion or more and, based on traditional research techniques, the fund's investment adviser believes have earnings growth potential superior to the S&P 500.

The adviser selects securities and attempts to maintain an acceptable level of risk largely through the use of automated quantitative measurement techniques. The adviser considers the following factors when using this research technique:


O price/earnings ratios,
O historical and projected earnings growth rates, O historical sales growth rates,
O historical return on equity,
O market capitalization,
O average daily trading volume, and
O credit rankings based on nationally recognized statistical rating organizations (NRSROs).

WHAT ARE "GROWTH-ORIENTED" SECURITIES?

Securities of U.S. companies with market capitalizations of $1.5 billion or greater that show superior growth in earnings and revenues.

The investment adviser uses the quantitative model together with economic forecasts and assessment of the risk and volatility of the company's industry. When selling securities, the adviser considers three factors: (1) Have the objectives of the fund been met? (2) Has the attractiveness of the securities deteriorated? (3) Has the adviser's outlook changed? If the adviser can answer each question positively, then the adviser will sell the securities.

The fund's domestic equity securities usually consist of U.S. common and preferred stocks and warrants of companies with market capitalizations of $1.5 billion or greater. The stocks are listed on the New York or American Stock Exchanges or traded in the over-the-counter market.

The fund may also invest in:


O domestic debt securities rated Baa or higher by Moody's or rated BBB or higher by S&P or Fitch (i.e., notes, zero coupon bonds and convertible securities of U.S. companies)
O government securities (i.e., direct obligations of the U.S. Treasury)
O real estate investment trusts
O investment grade structured fixed-income securities (i.e., mortgage-backed securities, adjustable rate mortgage securities, collateralized mortgage obligations and asset-backed securities)
O international securities (including other investment companies, American
  Depositary Receipts and International Depositary Receipts)
O money market instruments

TEMPORARY INVESTMENTS   To respond to adverse market, economic, political or
other conditions, the fund may invest up to 100% of its assets in U.S. and foreign short-term money market instruments. The fund may invest up to 35% of its assets in these securities to maintain liquidity. Some of the short-term money market instruments include:

O commercial paper
O certificates of deposit, demand and time deposits and bankers' acceptances O government securities
O repurchase agreements

To the extent the fund engages in this temporary, defensive strategy, the fund may not achieve its investment objective.

INVESTMENT RISKS

The following risks are specific to this fund in addition to the risks mentioned in the Overview section.


SMALL- AND MEDIUM-SIZE COMPANIES RISKS   The fund may invest in the stocks of
small- to medium- sized companies. Small- and medium-size companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the fund's portfolio.

REAL ESTATE INVESTMENT TRUSTS RISKS   Some of the risks of equity and mortgage
real estate investment trusts (REITs) are that they depend on management skills and are not diversified. As a result, REITs are subject to the risk of financing either single projects or any number of projects. REITs depend on heavy cash flow and may be subject to defaults by borrowers and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts. Mortgage REITs may be affected by the quality of any credit extended. The adviser tries to minimize these risks by selecting REITs diversified by sector (i.e. shopping malls, apartment building complexes, health care facilities) and geographic location.

MORTGAGE AND ASSET-BACKED SECURITIES RISKS   The main risk of mortgage and
asset-backed securities is that the borrower will prepay some or all of the principal owed to the issuer. If that happens, the fund may have to replace the security by investing the proceeds in a less attractive security. This could reduce the fund's share price and its income distributions.


FOREIGN SECURITIES RISKS   The fund can invest in foreign securities, which can
carry higher returns, but involve more risks than those associated with domestic investments. Additional risks include currency fluctuations, political and economic instability, differences in financial reporting standards and less stringent regulation of securities markets.

FUTURES AND OPTIONS ON FUTURES RISKS   The fund may use futures and options on
futures for hedging purposes only. The hedging strategy may not be successful if the portfolio manager is unable to accurately predict movements in the prices of individual securities held by a fund or if the strategy does not correlate well with the fund's investments. The use of futures and options on futures may produce a loss for the fund, even when used only for hedging purposes.

The Statement of Additional Information contains more information about the fund and the types of securities in which it may invest.

                                PAST PERFORMANCE


The bar chart and table below illustrate the variability of the GROWTH EQUITY FUND'S returns. The bar chart indicates the risks of investing in the fund by showing the changes in the fund's performance from year to year (on a calendar year basis). The table shows how the fund's average annual returns for one-year and since inception ended December 311998 compare with broad measures of market performance. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

                         GROWTH EQUITY FUND - B SHARES
                       CALENDAR YEAR RETURNS AS OF 12/31
                       1995                         27.37%
                       1996                         23.35%
                       1997                         25.28%
                       1998                         28.05%

Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.

BEST QUARTER:     Q4        1998                   23.49%
WORST QUARTER:    Q3        1998                  (10.87)%


Average annual total return
through 12/31/98                         1  Year    Since inception
--------------------------------------------------------------------
Growth Equity Fund   B Shares1<F66>       23.05%         26.54%
                     Y Shares2<F67>       28.22%         24.54%
S&P 500 Index3<F68>                       28.58%         30.51%
Lipper Growth & Income Average4<F69>      15.59%          N/A
The average annual total returns above reflect the sales charges.

1<F66>B Shares commenced operations on December 12, 1994.
2<F67>Y Shares commenced operations on August 18, 1997.
3<F68>The S&P 500 Index is an unmanaged index of 500 domestic stocks created by Standard & Poor's Corporation. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.
4<F69>The Lipper Growth & Income Average shows the performance of a category of mutual funds with similar goals to the GROWTH EQUITY FUND.

                                 FUND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)               CLASS B        CLASS Y
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
(as a percentage of offering price)                       None           None
MAXIMUM DEFERRED SALES CHARGE (LOAD)
(as a percentage of offering price)1<F70>                5.00%           None
MAXIMUM SALES CHARGE (LOAD) IMPOSED
  ON REINVESTED DIVIDENDS                                 None           None
REDEMPTION FEE                                            None           None
EXCHANGE FEE                                              None           None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)                    CLASS B        CLASS Y
--------------------------------------------------------------------------------
MANAGEMENT FEES                                          0.75%          0.75%
DISTRIBUTION AND SERVICE (12B-1) FEES2<F71>              0.25%           None
OTHER EXPENSES3<F72>                                     0.54%          0.54%
TOTAL ANNUAL FUND OPERATING EXPENSES                     1.54%          1.29%

1<F70> The contingent deferred sales charge is 5.00% in the first year, declining to 1.00% in the fifth year and 0.00% thereafter. See "Price of Shares."
2<F71> The Y shares are not subject to a Rule 12b-1 plan.
3<F72> "Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the fund not listed above, plus (2) an annual shareholder servicing fee of 0.25% of average daily net assets. For the foreseeable future, the fund plans to limit the shareholder servicing fee to an annual rate of 0.10% of average daily net assets.

EXAMPLE The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that:

1.You invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, 2.Your investment has a 5% return each year, and 3.The fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 YEAR         3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------
CLASS B        $657           $786           $939           $1,834
CLASS Y        $131           $409           $708           $1,556

If you did not redeem your shares, you would pay the following expenses:

               1 YEAR         3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------
CLASS B        $157           $486           $839           $1,834
CLASS Y        $131           $409           $708           $1,556

                      Class descriptions are on page 21.
RELATIVE VALUE FUND

INVESTMENT GOAL

The RELATIVE VALUE FUND'S goal is to obtain the highest total return from a combination of income and capital appreciation.

INVESTMENT POLICIES AND PORTFOLIO SECURITIES


To achieve its objective, the fund invests primarily in common stocks. The stocks in which the fund may invest include stocks that the fund's investment adviser believes represent the best values within each industry sector. In the adviser's opinion, stocks with the best values present characteristics consistent with low volatility, above average yields, and are under valued relative to the stocks comprising the Standard & Poor's 500 Composite Stock Price Index. Under normal circumstances, the fund will invest at least 70% of its assets in common stocks, which may include stocks of foreign issuers. The fund may invest a significant portion of its assets in investment grade fixed-income securities such as domestic issues of corporate debt obligations with short and intermediate terms.


The investment adviser uses traditional research techniques when choosing which stocks to invest in. The adviser selects securities and attempts to maintain an acceptable level of risk largely through the use of automated quantitative measurement techniques. The adviser considers the following "value" characteristics when using this research technique:


O price/earnings ratios,
O dividend yield,
O book value,
O assets to liabilities ratio,
O management ownership,
O average daily trading volume, and
O credit rankings based on nationally recognized statistical rating organizations (NRSROs).

The investment adviser uses the quantitative model together with economic forecasts and assessment of the risk and volatility of the company's industry. The adviser assesses the earnings and dividend growth prospects of the various companies' stock and then considers the risk and volatility of the company's industry. The adviser typically invests in common stocks of companies that are in the top 25% of their industries with regard to revenues. The adviser also considers other factors such as product position or market share.

When selling securities, the adviser considers three factors: (1) Have the objectives of the fund been met? (2) Has the attractiveness of the securities deteriorated? (3) Has the adviser's outlook changed? If the adviser can answer each question positively, then the adviser will sell the securities.

TEMPORARY INVESTMENTS   To respond to adverse market, economic, political or
other conditions, the fund may invest up to 100% of its assets in short-term temporary investments. Some of the short-term money market instruments include:

O commercial paper
O certificates of deposit, demand and time deposits and bankers' acceptances O U.S. government securities
O repurchase agreements

To the extent that the fund engages in this temporary, defensive strategy, the fund may not achieve its investment objective.

INVESTMENT RISKS

The following risks are specific to this fund in addition to the risks mentioned in the Overview section.


FOREIGN SECURITIES RISKS   The fund can invest in foreign securities, which can
carry higher returns, but involve more risks than those associated with domestic investments. Additional risks include currency fluctuations, political and economic instability, differences in financial reporting standards and less stringent regulation of securities markets.

The Statement of Additional Information contains more information about the fund and the types of securities in which it may invest.

                                PAST PERFORMANCE


The bar chart and table below illustrate the variability of the RELATIVE VALUE FUND'S returns. The bar chart indicates the risks of investing in the fund by showing the changes in the fund's performance from year to year (on a calendar year basis). The table shows how the fund's average annual returns for one-year, five-years and since the fund's inception ended December 31, 1998 compare with broad measures of market performance. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

                         RELATIVE VALUE FUND - A SHARES
                       CALENDAR YEAR RETURNS AS OF 12/31
                       1992                         11.19%
                       1993                         13.73%
                       1994                         -2.63%
                       1995                         35.69%
                       1996                         26.45%
                       1997                         32.20%
                       1998                         18.25%

Sales charges are not reflected on the bar chart. If these amounts were reflected, returns would be less than those shown.

                       BEST QUARTER:   Q4   1998    21.33%
                       WORST QUARTER:  Q3   1998   (12.29)%


Average annual total return                                       Since
through 12/31/98                           1 Year     5 Year    Inception
--------------------------------------------------------------------------
Relative Value Fund  A Shares1<F73>        12.91%     20.06%      16.66%
                     B Shares2<F74>          N/A        N/A        0.89%
                     Y Shares3<F75>        18.50%       N/A       18.88%
S&P 500 Index4<F76>                        28.58%     24.06%      19.22%
Lipper Growth & Income Average5<F77>       15.59%     18.53%      16.75%

The average annual total returns above reflect the sales charges.

1<F73>A Shares commenced operations on June 5, 1991.
2<F74>B Shares commenced operations on March 31, 1998.
3<F75>Y Shares commenced operations on August 18, 1997.
4<F76>The S&P 500 Index is an unmanaged index of 500 domestic stocks created by Standard & Poor's Corporation. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.
5<F77>The Lipper Growth & Income Average shows the performance of a category of mutual funds with similar goals to the RELATIVE VALUE FUND.

                                 FUND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)          CLASS A   CLASS B   CLASS Y
-------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
(as a percentage of offering price)                 4.50%      None      None
MAXIMUM DEFERRED SALES CHARGE (LOAD)
(as a percentage of offering price)1<F78>            None     5.00%      None
MAXIMUM SALES CHARGE (LOAD) IMPOSED
  ON REINVESTED DIVIDENDS                            None      None      None
REDEMPTION FEE                                       None      None      None
EXCHANGE FEE                                         None      None      None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)               CLASS A   CLASS B   CLASS Y
-------------------------------------------------------------------------------
MANAGEMENT FEES                                     0.75%     0.75%     0.75%
DISTRIBUTION AND SERVICE (12B-1) FEES2<F79>         0.25%     0.25%      None
OTHER EXPENSES3<F80>                                0.49%     0.49%     0.49%
TOTAL ANNUAL FUND OPERATING EXPENSES                1.49%     1.49%     1.24%

1<F78> The contingent deferred sales charge is 5.00% in the first year, declining to 1.00% in the fifth year and 0.00% thereafter. See "Price of Shares."
2<F79> Y shares are not subject to a Rule 12b-1 Plan.
3<F80> "Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the fund not listed above, plus (2) an annual shareholder servicing fee of 0.25% of average daily net assets. For the foreseeable future, the fund plans to limit the shareholder servicing fee to an annual rate of 0.10% of average daily net assets.

EXAMPLE The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that:

1.You invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, 2.Your investment has a 5% return each year, and 3.The fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR        3 YEARS        5 YEARS        10 YEARS
-------------------------------------------------------------------------------
CLASS A           $595           $900          $1,227         $2,149
CLASS B           $652           $771           $913          $1,779
CLASS Y           $126           $393           $681          $1,500

If you did not redeem your shares, you would pay the following expenses:

                 1 YEAR        3 YEARS        5 YEARS        10 YEARS
-------------------------------------------------------------------------------
CLASS A           $595           $900          $1,227         $2,149
CLASS B           $152           $471           $813          $1,779
CLASS Y           $126           $393           $681          $1,500





   Class descriptions are on page 21.
STELLAR FUND

INVESTMENT GOAL

The STELLAR FUND seeks to maximize total return derived from a combination of dividend income and capital appreciation.

INVESTMENT POLICIES AND PORTFOLIO SECURITIES

The fund invests approximately 20% of net assets in each of the first four categories listed below. The remaining 20% is invested in precious metal securities or short-term securities or both. The fund's investment adviser believes that by spreading the investment portfolio over several categories, the fund can reduce the impact of drastic market movements that might affect any one securities type. The fund will invest no more than 25% and no less than 15% in any one category.

Within each category, the investment adviser attempts to reduce risk even further by conducting careful investment analysis of each issuer. Part of the adviser's analysis includes studying various value measures such as price/earnings ratios, using ratings assigned by nationally recognized statistical rating organizations, researching the company's credit, reviewing the issuer's historical performance, examining the issuer's dividend growth record and considering market trends.


THE FUND INVESTS IN THESE CATEGORIES OF SECURITIES:
1.domestic equity securities
2.domestic fixed-income securities (including structured fixed-income securities)
3.international securities (equity and fixed income)
4.real estate securities (REITs)
5.precious metal securities
6.short-term securities

When selling securities, the adviser considers three factors: (1) Have the objectives of the fund been met? (2) Has the attractiveness of the securities deteriorated? (3) Has the adviser's outlook changed? If the adviser can answer each question positively, then the adviser will sell the securities.

DOMESTIC EQUITY SECURITIES   The equity portion of the fund includes U.S. common
and preferred stocks. The adviser chooses stocks that it believes to be undervalued compared to stocks contained in the Standard & Poor's 500 Composite Stock Price Index. The adviser considers the following factors when using this research technique:


O price/earnings ratios,
O historical and projected earnings growth rates, O historical sales growth rates,
O historical return on equity,
O market capitalization,
O average daily trading volume, and
O credit rankings based on nationally recognized statistical rating organizations (NRSROs).

The investment adviser uses the quantitative model together with economic forecasts and assessment of the risk and volatility of the company's industry.

DOMESTIC FIXED-INCOME SECURITIES   The fixed-income portion of the fund includes
short to long-term, investment grade domestic corporate debt obligations, obligations of the United States government, and notes, bonds, and discount notes of U.S. government agencies or instrumentalities. The adviser selects bonds based on the outlook for interest rates and their yields compared to other bonds of similar quality and maturity. The fund will only invest in bonds rated Baa or higher by Moody's Investors Service, Inc. or rated BBB or higher by S&P or Fitch IBCA, Inc. If the bonds are unrated, the adviser will evaluate the bonds before investing in them to determine if they are of similar quality to the ratings indicated. The fixed-income portion of the fund also includes mortgage-backed securities, adjustable rate mortgage securities, collateralized mortgage obligations and asset-backed securities.

INTERNATIONAL SECURITIES   The international portion of the fund includes equity
securities of non-U.S. companies and corporate and government fixed-income securities denominated in non-U.S. currencies. The international equity securities include international stocks traded domestically or abroad through various stock exchanges, American Depository Receipts (ADRs) or International Depository Receipts (IDRs). The fixed-income securities include ADRs, IDRs, and government securities of other nations. The fund will only invest in securities rated Baa or better by Moody's or BBB or better by S&P. If the securities are unrated, the adviser will only invest in them if it deems the securities to be of comparable quality. The fund may also invest in shares of open-end and closed-end management investment companies which invest primarily in international equity securities.

REAL ESTATE SECURITIES   The real estate portion of the fund includes equity
securities and convertible debt securities of real estate related companies and real estate investment trusts (REITs). The real estate securities are traded publicly, primarily on an exchange. Real estate securities are not considered domestic equity securities for purposes of the fund's asset allocation limitation.

PRECIOUS METAL SECURITIES   The precious metal securities of the fund include
domestic and international equity securities of companies that explore for, extract, process, or deal in precious metals such as gold, silver palladium, and platinum. The fund may also invest up to 5% of its net assets in domestic and international asset-backed securities including debt securities, preferred stock, or convertible securities for which the principal amount, redemption terms, or conversion terms are related to the market price of some precious metals such as gold bullion. The fund may purchase only asset-backed securities rated Baa or better by Moody's or BBB or better by S&P. If the securities are unrated, the adviser will only invest in them if it deems the securities to be of comparable quality.

SHORT-TERM SECURITIES   The short-term money market securities in which the fund
may invest include:

O mortgage-backed securities, adjustable rate mortgage securities, collateralized mortgage obligations and asset-backed securities
O commercial paper rated A-1 by S&P, Prime-1 by Moody's or F-1 by Fitch
O instruments of domestic and foreign banks and savings associations (i.e., certificates of deposit, demand and time deposits and bankers' acceptances) O short-term instruments which are not rated but are determined by the Adviser to be of comparable quality to the securities in which the fund may invest
O domestic corporate debt obligations rated Baa or higher by Moody's or BBB or higher by S&P or Fitch

O obligations of the U.S. government or its agencies or instrumentalities (U.S.
  Treasury obligations)
O repurchase agreements
O money market mutual funds

INVESTMENT RISKS

The following risks are specific to this fund in addition to the risks mentioned in the Overview section.

FOREIGN SECURITIES RISK   The fund can invest in foreign securities, which can
carry higher returns, but involve more risks than those associated with domestic investments. Additional risks include currency fluctuations, political and economic instability, differences in financial reporting standards and less stringent regulation of securities markets.

MORTGAGE AND ASSET-BACKED SECURITIES RISKS   The main risk of mortgage and
asset-backed securities is that the borrower will prepay some or all of the principal owed to the issuer. If that happens, the fund may have to replace the security by investing the proceeds in a less attractive security. This could reduce the fund's share price and its income distributions.


SMALL- AND MEDIUM-SIZE COMPANIES RISKS   The fund may invest in the stocks of
small- to medium-sized companies. Small- and medium-size companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the fund's portfolios.

REAL ESTATE INVESTMENT TRUSTS RISKS Some of the risks associated with real estate investment trusts (REITs) are that equity and mortgage REITs depend on management skills and are not diversified. As a result, REITs are subject to the risk of financing either single projects or any number of projects. REITs depend on heavy cash flow and may be subject to defaults by borrowers and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts. Mortgage REITs may be affected by the quality of any credit extended. The adviser tries to minimize these risks by selecting REITs diversified by sector (i.e. shopping malls, apartment building complexes, health care facilities) and geographic location.


PRECIOUS METAL SECURITIES RISKS Prices of precious metal securities and precious metals tend to be subject to high volatility. The earnings and financial condition of precious metal companies may be adversely affected by volatile precious metal prices.

OPTIONS RISKS   The fund may use options for hedging purposes only.  The hedging strategy may not be successful if the portfolio manager is unable to accurately predict movements in the prices of individual securities held by a fund or if the strategy does not correlate well with the fund's investments. The use of options may produce a loss for the fund, even when used only for hedging purposes.

The Statement of Additional Information contains more information about the fund and the types of securities in which it may invest.

                                PAST PERFORMANCE


The bar chart and table below illustrate the variability of the STELLAR FUND'S returns. The bar chart indicates the risks of investing in the fund by showing the changes in the fund's performance from year to year (on a calendar year basis). The table shows how the fund's average annual returns for one-year, five-years and since the fund's inception ended December 31, 1998 compare with broad measures of market performance. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

                          THE STELLAR FUND - A SHARES
                       CALENDAR YEAR RETURNS AS OF 12/31
                       1992                          4.54%
                       1993                         13.08%
                       1994                         -2.11%
                       1995                         16.30%
                       1996                         15.43%
                       1997                         12.26%
                       1998                          6.08%

Sales charges are not reflected on the bar chart. If these amounts were reflected, returns would be less than those shown.

BEST QUARTER:     Q4    1998       8.02%
WORST QUARTER:    Q3    1998     (7.24)%


Average annual total return                                           Since
Through 12/31/98                         1  Year        5  Year     inception
------------------------------------------------------------------------------
Stellar Fund         A Shares1<F81>       1.28%          8.36%        9.03%
                     Y Shares2<F82>       6.40%           N/A        10.69%
Lehman Brothers Government/
  Corporate Total Index3<F83>             9.47%          7.30%        8.98%
5 Class Index4<F84>                       8.73%          11.00%      11.29%

The average annual total returns above reflect the sales charges.

1<F81> A Shares commenced operations on October 18, 1991.
2<F82> Y Shares commenced operations on April 11, 1994.
3<F83> Lehman Brothers Government/Corporate Total Index is an unmanaged index composed of bonds which have maturities of at least one year and are rated investment grade or higher by Moody's, S&P or Fitch, in that order.
4<F84> The 5 Class Index consists of 20% each of the S&P 500 Index, Lehman
       Brothers Government/Corporate Total Index, 90-day U.S. Treasury Bill, Morgan Stanley Europe, Australasia and Far East (EAFE) Index and the National Association of Real Estate Investment Trusts (NAREIT) Index. The index is a blended index used to reflect the relative components of the STELLAR FUND.

                                 FUND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)          CLASS A        CLASS Y
------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
(as a percentage of offering price)                 4.50%           None
MAXIMUM DEFERRED SALES CHARGE (LOAD)
(as a percentage of offering price)                  None           None
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON
  REINVESTED DIVIDENDS                               None           None
REDEMPTION FEE                                       None           None
EXCHANGE FEE                                         None           None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)               CLASS A        CLASS Y
------------------------------------------------------------------------------
MANAGEMENT FEES                                     0.95%          0.95%
DISTRIBUTION AND SERVICE (12B-1) FEES1<F85>         0.25%           None
OTHER EXPENSES2<F86>                                0.65%          0.65%
TOTAL ANNUAL FUND OPERATING EXPENSES                1.85%          1.60%

1<F85> Y shares are not subject to a Rule 12b-1 Plan.
2<F86> "Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the fund not listed above, plus (2) an annual shareholder servicing fee of 0.25% of average daily net assets. For the foreseeable future, the fund plans to limit the shareholder servicing fee to an annual rate of 0.10% of average daily net assets.

EXAMPLE   The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. This example assumes that:

1.You invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, 2.Your investment has a 5% return each year, and 3.The fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
                 1 YEAR        3 YEARS        5 YEARS        10 YEARS
------------------------------------------------------------------------------
CLASS A           $629          $1,006         $1,406         $2,522
CLASS Y           $163           $505           $871          $1,900

                      Class descriptions are on page 21.

CAPITAL APPRECIATION FUND

INVESTMENT GOAL

The CAPITAL APPRECIATION FUND'S investment objective is to maximize capital appreciation.

INVESTMENT POLICIES AND PORTFOLIO SECURITIES


The fund attempts to achieve its investment goal by investing at least 50% of the value of its total assets in equity securities of U.S. companies. The fund typically invests in common stocks, preferred stocks and warrants of U.S. companies that have between $200 million and $10 billion in equity and whose shares are listed on the New York or American Stock Exchanges or traded over-the-counter.

The fund's investment adviser selects securities and attempts to maintain an acceptable level of risk largely through the use of automated quantitative measurement techniques. The adviser considers the following factors when using this research technique:


O price/earnings ratios,
O historical and projected earnings growth rates, O historical sales growth rates,
O historical return on equity,
O market capitalization,
O average daily trading volume, and
O credit rankings based on nationally recognized statistical rating organizations (NRSROs).

The investment adviser uses the quantitative model together with economic forecast and assessment of the risk and volatility of each company's industry.

When selling securities, the adviser considers three factors: (1) Have the objectives of the fund been met? (2) Has the attractiveness of the securities deteriorated? (3) Has the adviser's outlook changed? If the adviser can answer each question positively, then the adviser will sell the securities.

The fund may also invest in:

O domestic debt securities (i.e., notes, zero coupon bonds and convertible securities of U.S. companies)
O U.S. government securities (i.e., direct obligations of the U.S. Treasury) O international securities (including other investment companies, American
  Depositary Receipts and International Depositary Receipts)
O money market instruments

TEMPORARY INVESTMENTS   To respond to adverse market, economic, political or
other conditions, the fund may invest up to 100% of its assets in U.S. and foreign short-term money market instruments. The fund may invest up to 35% of its assets in these securities to maintain liquidity. Some of the short-term money market instruments include:

O commercial paper
O certificates of deposit, demand and time deposits and bankers' acceptances O U.S. government securities
O repurchase agreements
O other short-term instruments

To the extent the fund engages in this temporary, defensive strategy, the fund may not achieve its investment objective.

INVESTMENT RISKS

The following risks are specific to this fund in addition to the risks mentioned in the Overview section.


SMALL- AND MEDIUM-SIZE COMPANIES RISKS   The fund may invest in the stocks of
small- to medium-sized companies. Small- and medium-size companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the fund's portfolios.


FOREIGN SECURITIES RISKS   The fund can invest in foreign securities, which can
carry higher returns, but involve more risks than those associated with domestic investments. Additional risks include currency fluctuations, political and economic instability, differences in financial reporting standards and less stringent regulation of securities markets.

FUTURES AND OPTIONS ON FUTURES RISKS   The fund may use futures and options on
futures for hedging purposes only. The hedging strategy may not be successful if the portfolio manager is unable to accurately predict movements in the prices of individual securities held by a fund or if the strategy does not correlate well with the fund's investments. The use of futures and options on futures may produce a loss for the fund, even when used only for hedging purposes.

The Statement of Additional Information contains more information about the fund and the types of securities in which it may invest.

                                PAST PERFORMANCE


The bar chart and table below illustrate the variability of the CAPITAL APPRECIATION FUND'S returns. The bar chart indicates the risks of investing in the fund by showing the changes in the fund's performance from year to year (on a calendar year basis). The table shows how the fund's average annual returns for one-year and since inception ended December 31, 1998 compare with broad measures of market performance. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

                      CAPITAL APPRECIATION FUND - A SHARES
                       CALENDAR YEAR RETURNS AS OF 12/31
                       1995                         15.17%
                       1996                          9.46%
                       1997                         19.69%
                       1998                         10.01%

Sales charges are not reflected on the bar chart. If these amounts were reflected, returns would be less than those shown.

                       BEST QUARTER:  Q4     1998   18.83%
                       Worst Quarter: Q3     1998  (14.71)%


Average annual total return
through 12/31/98                                   1  Year    Since inception
------------------------------------------------------------------------------
Capital Appreciation Fund1<F87>                     5.02%          11.02%
S&P MidCap 400 Index2<F88>                          19.11%         21.96%
Lipper MidCap Average3<F89>                         12.32%          N/A

The average annual total returns above reflect the sales charges.

1<F87> A Shares commenced operations on June 13, 1994.
2<F88> The S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks created by Standard & Poor's Corporation which measures the performance of the mid-range section of the U.S. Stock Market.
3<F89> The Lipper MidCap Average shows the performance of a category of mutual funds with similar goals to the CAPITAL APPRECIATION FUND.

                                 FUND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                         CLASS A
---------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
(as a percentage of offering price)                                4.50%
MAXIMUM DEFERRED SALES CHARGE (LOAD)
(as a percentage of offering price)                                 None
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED DIVIDENDS         None
REDEMPTION FEE                                                      None
EXCHANGE FEE                                                        None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)                              CLASS A
---------------------------------------------------------------------------
MANAGEMENT FEES                                                    0.95%
DISTRIBUTION AND SERVICE (12B-1) FEES1<F90>                         None
OTHER EXPENSES2<F91>                                               0.57%
TOTAL ANNUAL FUND OPERATING EXPENSES                               1.52%

1<F90> Currently, class A shares of the fund is not paying or accruing Rule
       12b-1 fees. The class can pay up to 0.25% of average daily net assets as a Rule 12b-1 fee to the distributor if a Y class of shares is created.
2<F91> "Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the fund not listed above, plus (2) an annual shareholder servicing fee of 0.25% of average daily net assets. For the foreseeable future, the fund plans to limit the shareholder servicing fee to an annual rate of 0.10% of average daily net assets.

EXAMPLE The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that:

1. You invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods,
2. Your investment has a 5% return each year, and
3. The fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR        3 YEARS        5 YEARS        10 YEARS
------------------------------------------------------------------------
CLASS A           $598           $909          $1,242         $2,181

                      Class descriptions are on page 21.

INTERNATIONAL EQUITY FUND

INVESTMENT GOAL

The INTERNATIONAL EQUITY FUND'S investment objective is to achieve long-term capital appreciation.

INVESTMENT POLICIES, PORTFOLIO SECURITIES AND RISKS

To achieve its investment goal, the fund invests, under normal market conditions, at least 65% of the value of its total assets in shares of other mutual funds whose portfolios consist of equity securities of non-U.S. issuers. As an operational policy, the fund will likely invest substantially all of its assets in international equity funds, but may invest a small portion in individual foreign securities.

The fund invests in other international equity funds (i.e., funds that invest primarily in equity securities of companies located in 3 or more countries outside the U.S.)

The fund may purchase shares of both load and no-load funds including those with a contingent deferred sales charge. However, the fund anticipates that it will generally purchase no-load fund shares that qualify for a reduced sales charge or sales charge waiver. The Investment Company Act of 1940 restricts the fund's ability to purchase securities of another mutual fund, if as a result, the fund (together with any affiliates) would own more than 3% of the total outstanding securities of that mutual fund.

The investment adviser identifies and selects a varied portfolio of international equity funds which represents the greatest long-term capital growth potential based on the adviser's analysis of many factors. For instance, the adviser may look for international equity funds that invest primarily in emerging markets or funds that focus their investments on geographic regions.

INVESTING IN NON-U.S. SECURITIES PROVIDES YOU WITH 3 POTENTIAL OPPORTUNITIES:
1.The opportunity to invest in foreign issuers believed to have superior growth potential;
2.The opportunity to invest in foreign countries with economic policies or business cycles different from the U.S.; and 3.The opportunity to reduce portfolio volatility to the extent that the securities markets inside and outside the U.S. do not move in harmony.

Before investing in an international equity fund, the adviser

   FIRST: assesses the relative attractiveness of individual countries, geographic regions and/or emerging markets by examining the opinions of various foreign market analysts such as Lehman Brothers, and Morgan Stanley Dean Witter.

SECOND: considers the expected returns and risks of the fund relative to the industries in which the fund invests. The adviser considers whether the fund and the companies in which it invests have solid management, new product lines. The adviser also performs a quantitative analysis by considering a company's price/earnings ratios and projected earnings.

THIRD: involves an initial peer group screening process that assesses fund investment style, objectives, policies and management. The peer group also considers independent rating services such as Baseline, Lehman Brothers, and Morgan Stanley Dean Witter.

If, in the adviser's view, the mutual fund meets these criteria, then the adviser will further evaluate the mutual fund's investment policies, historic total return, size, volatility and operating expenses over various time periods. The adviser also considers the differences between the funds and another mutual fund's investment restrictions when making any investment decisions.

When selling securities, the adviser considers three factors: (1) Have the objectives of the fund been met? (2) Has the attractiveness of the securities deteriorated? (3) Has the adviser's outlook changed? If the adviser can answer each question positively, then the adviser will sell the securities.

UNDERLYING FUNDS The underlying international equity funds in which the fund invests may have similar policies as the fund, although this is not required. Underlying funds may invest up to 100% of their total assets in equity securities of foreign issuers, including international stocks.

Although the fund is a diversified investment portfolio, it may invest in non-diversified mutual funds or in funds that invest a substantial portion of its assets in a single country. This may result in greater fluctuation in the total market value of the underlying fund's portfolio because of the higher percentage of investments among fewer issuers or in a single country. The fund intends to reduce these risks by holding shares of multiple funds.


The underlying funds may also be authorized to invest up to 100% of their respective assets in securities of foreign issuers and engage in foreign currency transactions with respect to these investments. The underlying funds may invest primarily in either the securities of emerging market countries or in the securities of a single country. The funds may invest 35% or more of their respective assets in high yield securities (junk bonds) or warrants. They may engage in short selling and in leveraged borrowing and enter into interest rate swaps, currency swaps and other types of swap agreements such as caps, collars and floors.

The fund will normally invest in open-end management investment companies, but may also invest in closed-end management investment companies and/or unit investment trusts. Unlike open-end funds that offer and sell their shares at net asset value plus any applicable sales charge, the shares of closed-end funds may trade at a market value that represents a premium, discount or spread to net asset value.

TEMPORARY INVESTMENTS   To respond to adverse market, economic, political or
other conditions, the fund may invest up to 100% of its total assets in money market mutual funds or in short-term debt securities. The fund may invest up to 35% of the total assets in these securities to maintain liquidity. Short-term debt securities include:

O commercial paper
O certificates of deposit, demand and time deposits and bankers' acceptances O U.S. government securities
O repurchase agreements
O other short-term instruments

To the extent the fund engages in this temporary, defensive strategy, the fund may not achieve its investment objective.

INVESTMENT RISKS

The following risks are specific to this fund in addition to the risks mentioned in the Overview section.

UNDERLYING FUNDS RISKS The fund's performance directly relates to the performance of the funds in which it invests. This investment strategy also subjects the fund to additional expenses and certain tax consequences that would not exist if you invested in those funds directly. By investing in the fund, you bear not only the fund's total operating expenses, but the operating expenses of the underlying funds as well.

FOREIGN SECURITIES RISKS Investing in foreign securities can carry higher returns than those associated with domestic investments. However, foreign securities may be substantially riskier than domestic investments. The economies of foreign countries may differ from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position. Furthermore, the economies of developing countries generally are heavily dependent on international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protective measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Funds may be required to obtain prior governmental approval for foreign investments in some countries under certain circumstances. Governments may require approval to invest in certain issuers or industries deemed sensitive to national interests, and the extent of foreign investment in certain debt securities and domestic companies may be subject to limitation. Individual companies may also limit foreign ownership to prevent, among other things, violation of foreign investment limitations.

Some foreign investments may risk being subject to repatriation controls that could render such securities illiquid. Other countries might undergo nationalization, expropriation, political changes, governmental regulation, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the value of the investments in those countries. For this reason, funds that invest primarily in the securities of a single country will be greatly impacted by any political, economic or regulatory developments affecting the value of the securities. Additional risks include currency fluctuations, political and economic instability, differences in financial reporting standards and less stringent regulation of securities markets.

SMALL- AND MEDIUM-SIZE COMPANIES RISKS   The fund may invest in the stocks of
small- to medium-sized companies. Small- and medium-size companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the fund's portfolios.

HIGH-YIELD BOND RISKS   The fund (via underlying funds) may invest in high-yield
bonds (generally referred to as junk bonds). These bonds involve greater risks, including the increased possibility that the bond's issuer may not be able to make its payments of interest and principal. If that happens, the fund's share price would decrease and its income distributions would be reduced.

FUTURES AND OPTIONS ON FUTURES RISKS   The fund (via underlying funds) may use
futures and options on futures for hedging purposes only. The hedging strategy may not be successful if the portfolio manager is unable to accurately predict movements in the prices of individual securities held by a fund or if the strategy does not correlate well with the fund's investments. The use of futures and options on futures, which are commonly referred to as derivatives, may produce a loss for the fund, even when used only for hedging purposes.

The Statement of Additional Information contains more information about the fund and the types of securities in which it may invest.

                                PAST PERFORMANCE


The bar chart and table below illustrate the variability of the INTERNATIONAL EQUITY FUND'S returns. Although the fund has been in operation for only one full calendar year, the bar chart is intended to give some indication of the risks of an investment in the fund. The table shows how the fund's average annual returns for one-year and since inception ended December 31, 1998 compare with those of a broad measure of market performance. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

                      INTERNATIONAL EQUITY FUND - A SHARES
                       CALENDAR YEAR RETURNS AS OF 12/31
                       1998                          8.51%

Sales charges are not reflected on the bar chart. If these amounts were reflected, returns would be less than those shown.

                       BEST QUARTER:  Q4    1998    16.59%
                       Worst Quarter: Q3    1998   (15.65)%


Average annual total return                                        Since
through 12/31/98                                   1  Year       Inception
---------------------------------------------------------------------------
International Equity Fund      A Shares1<F92>       6.90%          6.41%
EAFE Index2<F93>                                    18.24%         17.65%

The average annual total returns above reflect the sales charges.
1<F92>  A Shares commenced operations on December 3, 1997.
2<F93> The Morgan Stanley Europe, Australasia and Far East (EAFE) Index is widely used to measure the performance of European, Australian, New Zealand and Far Eastern Stock Markets. The Index is composed of securities drawn from 21 countries in the above regions.

                                 FUND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                         CLASS A
---------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
(as a percentage of offering price)                                1.50%
MAXIMUM DEFERRED SALES CHARGE (LOAD)
(as a percentage of offering price)                                 None
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED DIVIDENDS         None
REDEMPTION FEE                                                      None
EXCHANGE FEE                                                        None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)                              Class A
---------------------------------------------------------------------------
MANAGEMENT FEES                                                    0.75%
DISTRIBUTION AND SERVICE (12B-1) FEES1<F94>                         None
OTHER EXPENSES2<F95>                                               0.76%
TOTAL ANNUAL FUND OPERATING EXPENSES                               1.51%


1<F94> Currently, A shares of the fund are not paying or accruing Rule 12b-1 fees. The class can pay up to 0.25% of average daily net assets as a Rule 12b-1 fee to the distributor if a Y class of shares is created.
2<F95> "Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the fund not listed above, plus (2) an annual shareholder servicing fee of 0.25% of average daily net assets. For the foreseeable future, the fund plans to limit the shareholder servicing fee to an annual rate of 0.10% of average daily net assets.

EXAMPLE The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that:

1.You invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, 2.Your investment has a 5% return each year, and 3.The fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR        3 YEARS        5 YEARS        10 YEARS
---------------------------------------------------------------------------
CLASS A           $301           $620           $961          $1,924

                      Class descriptions are on page 21.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER

The investment adviser for the funds is Firstar Bank, N.A. The adviser is located at 425 Walnut Street, Cincinnati, Ohio 45202. The investment decisions made by Firstar Bank are subject to direction of the funds' board of trustees. (The Statement of Additional Information contains more information regarding the board of trustees.) The adviser conducts investment research and supervision for the funds and is responsible for the purchase and sale of securities for the funds' portfolios. The adviser receives an annual fee from each fund for its services as follows:

The amounts shown represent a percentage of each fund's average daily net assets.

Growth Equity Fund                      0.75%
Relative Value Fund                     0.75%
Stellar Fund                            0.95%
Capital Appreciation Fund               0.95%
International Equity Fund               0.75%

The adviser was wholly owned by StarBanc Corporation until November 20, 1998 when StarBanc Corporation merged with Firstar Corporation. The new entity retained the "Firstar" name and Firstar Corporation is now the parent company of the adviser. Firstar Bank, N.A. was known as Star Bank, N.A. prior to the merger.

The merger has produced no significant changes to the management of the Adviser. Together, the two banks have become the 21st largest bank in the United States and have blended an expertise of trust administration and investments together with extensive knowledge in the mutual fund industry.


Firstar Bank's assets under management, including mutual funds, have a market value in excess of $12 billion. As part of its regular banking operations, Firstar Bank may make loans to public companies. As a result, it may be possible for the funds to hold or acquire securities of companies that are also lending clients of Firstar Bank. The lending relationship will not be a factor in the selection of securities.

PORTFOLIO MANAGERS
References to Firstar Bank may refer to what was formerly known as "Star Bank."

JOSEPH P. BELEW, a Vice President, Trust Officer and Portfolio Manager of the FirstarTrust Division at Firstar Bank, N.A., Butler County, has been employed by Firstar Bank in various capacities since 1979. Mr. Belew has been the portfolio manager of the RELATIVE VALUE FUND since its inception in June 1991. He earned a Bachelor of Business Administration degree in Business Management from Belmont College.

DONALD L. KELLER, Senior Vice President and Chief Investment Officer of Firstar Bank since 1998, has been employed by Firstar Bank in various capacities since 1982. Mr. Keller has managed the GROWTH EQUITY FUND since its inception in October 1994. He managed the domestic equity securities component of the STELLAR FUND from its inception in October 1991 through December 1995. He also supported the domestic and international equity and fixed income components of CAPITAL APPRECIATION FUND from its inception in June 1994 through December 1995. Mr. Keller became the lead manager of the CAPITAL APPRECIATION FUND in March 1999. Mr. Keller earned a Bachelor of Business Administration Degree in Finance and Accounting from the University of Cincinnati. He also earned his Masters in Finance from Xavier University.

MARK DUBOIS, CFA, is a Vice President and Trust Officer in FirstarTrust's Personal Trust area. As a Senior Portfolio Manager, Mr. DuBois has been responsible for implementing and managing Firstar Bank's investment policy in personal trusts, agencies, and IRAs since 1994. He is also the Health Care analyst for FirstarTrust. Mr. DuBois has managed the domestic stock portion of the STELLAR FUND since November 1997. Mr. DuBois joined Firstar Bank in 1986, after graduating from Indiana University with a degree in Economics. In 1990, he received his Chartered Financial Analyst designation.

T. ANDREW JANES, J.D., CFA, is a Senior Portfolio Manager and Trust Officer. He has worked in the financial arena since 1986 with experience in portfolio management, investment research and personal and ERISA trust administration.
Mr. Janes has managed the international stock portion of the STELLAR FUND since November 1997. In March 1999, Mr. Janes became the portfolio manager of the INTERNATIONAL EQUITY FUND and became the lead manager of the STELLAR FUND.
Mr. Janes joined Firstar Bank in 1991. He completed his undergraduate studies at the Ohio State University where he earned a Bachelor of Science in Economics. He then went on to complete his Juris Doctor at the Capital University School of Law. Mr. Janes also holds the Chartered Financial Analyst designation.

KIRK F. MENTZER, Vice President and Director of Fixed Income Research for the Capital Management Division of Firstar Bank since 1992, has been employed by Firstar Bank in various capacities since 1989. Mr. Mentzer has managed the domestic fixed income component of the STELLAR FUND since its inception in October 1991 and has managed the cash equivalent components of the various Firstar Stellar Funds (formerly Star Funds) since June 1998. Mr. Mentzer earned a Bachelor of Business Administration degree in Finance from the University of Cincinnati and a Masters degree in Finance from Xavier University.

FUND ADMINISTRATION, FUND ACCOUNTING, DIVIDEND DISBURSEMENT, AND CUSTODY
SERVICES

Firstar Mutual Fund Services, LLC, an affiliate of the funds' investment adviser, provides administrative, accounting and dividend disbursement services to the Firstar Stellar Funds and is located in Milwaukee, Wisconsin. Firstar Bank, N.A., the fund's investment adviser, also serves as custodian for the funds.

DISTRIBUTION OF SHARES

DISTRIBUTOR


Edgewood Services, Inc. is the distributor for shares of the funds. Edgewood is based in Pittsburgh, Pennsylvania and is the distributor for a number of investment companies around the country.


RULE 12B-1 PLAN

The funds have adopted a Rule 12b-1 Plan under the Investment Company Act of 1940. Under the Rule 12b-1 Plan, class A and B shares may pay up to an annual rate of 0.25% of the average daily net asset value of shares to Edgewood. Edgewood uses this fee to finance activities that promote the sale of the funds' shares. Such activities include, but are not necessarily limited to, advertising, printing and mailing prospectuses to persons other than current shareholders, printing and mailing sales literature, and compensating underwriters, dealers and sales personnel.

Currently, the CAPITAL APPRECIATION FUND and the INTERNATIONAL EQUITY FUND are not paying or accruing Rule 12b-1 fees. These funds will only start paying the Rule 12b-1 fee when a "Y" class of shares is created in those funds. Whenever Edgewood deems it appropriate, Edgewood may, from time to time, voluntarily reduce its compensation under the Rule 12b-1 Plan to the extent expenses of the shares exceed a certain limit. Rule 12b-1 fees are paid out of fund assets on an on-going basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Edgewood may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers and broker/dealers as agents to provide sales or administrative services for their clients or customers who beneficially own shares of the funds. Financial institutions will receive fees from the distributor based upon shares owned by their clients or customers. Edgewood will determine the schedule of such fees and the basis upon which such fees will be paid.

DESCRIPTION OF CLASSES

CLASS A SHARES


Class A shares are regular retail shares and may be purchased by individuals or IRAs. With class A shares, you may pay a sales charge when you invest. Certain class A shares also impose a Rule 12b-1 fee (as discussed previously) which is assessed against the shares of the fund. Currently, the STELLAR FUND, CAPITAL APPRECIATION FUND, RELATIVE VALUE FUND and INTERNATIONAL EQUITY FUND sell class A shares. For more information on the sales charges, see "Price of Shares."

CLASS B SHARES


Class B shares are regular retail shares and may be purchased by individuals or IRAs. With class B shares, a sales charge may be imposed if you redeem your shares within a certain time period. If you redeem your class B shares within five full years of the date you purchased, a contingent deferred sales charge
(CDSC) may be charged by the funds' distributor. Certain class B shares also impose a Rule 12b-1 fee. Currently, only the RELATIVE VALUE FUND and the GROWTH EQUITY FUND offer class B shares. For more information on the CDSC, see "Price of Shares."

CLASS Y SHARES

The Y class of shares is available only to Firstar Bank's trust or institutional investors. With class Y shares, you do not pay any sales charges, nor is a 12b-1 fee imposed. Similar to the other classes, the class Y shares do pay investment management fees and other fees. Currently, the STELLAR FUND, the RELATIVE VALUE FUND and the GROWTH EQUITY FUND sell class Y shares.

PRICE OF SHARES

                                     NAV =
                              ASSETS - LIABILITIES
                              --------------------
                              # OUTSTANDING SHARES

HOW NAV IS DETERMINED

The net asset value (NAV) is calculated by taking the value of the fund's assets, including interest on dividends accrued, but not yet collected, less all liabilities and dividing the result by the number of shares outstanding. The net asset value for each fund is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on:

O days on which there are insignificant changes in the value of a fund's portfolio securities to materially affect the net asset value
O days during which no shares are purchased or redeemed
O the following holidays
  o New Year's Day                    o  Good Friday        o Labor Day
  o Martin Luther King, Jr.'s Day     o  Memorial Day       o Thanksgiving Day
  o Presidents' Day                   o  Independence Day   o Christmas Day

DETERMINING MARKET VALUE OF SECURITIES

Market or fair values of the funds' portfolio securities are determined as follows:
1.For equity securities:  according to the last sale price on a national securities exchange, if applicable.
2.In the absence of recorded sales for listed equity securities:  according to the mean between the last closing bid and asked prices.
3.For unlisted equity securities:  latest bid prices.
4.For bonds and other fixed-income securities:  as determined by an independent pricing service.
5.For short-term obligations:  according to the mean between bid and asked prices as furnished by an independent pricing service.
6.For short-term obligations with remaining maturities of 60 days or less at the time of purchase: at amortized cost.

7.For all other securities: at fair value as determined in good faith by the funds' board of trustees.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may reflect institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Regarding the INTERNATIONAL EQUITY FUND, the underlying funds in which the fund invests may value securities in their portfolios for which market quotations are readily available at their current market value (generally the last reported sales price) and all other securities and assets at fair value pursuant to methods established in good faith by the board of directors/trustees of the underlying fund.

TRADING IN FOREIGN SECURITIES


Trading in foreign securities may be completed at times that vary from the closing of the New York Stock Exchange. In computing the net asset value, the funds value foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the New York Stock Exchange. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the New York Stock Exchange. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the underlying fund's board of directors/trustees, although the actual calculation may be done by others.

WHAT SHARES COST - CLASS Y SHARES

If you purchase class Y shares of the STELLAR FUND, RELATIVE VALUE FUND and GROWTH EQUITY FUND, you will pay their NAV next determined after your order is received. There is no sales charge on this class at the time you purchase your shares.

WHAT SHARES COST - CLASS A SHARES


If you purchase class A shares of the CAPITAL APPRECIATION FUND, STELLAR FUND or the RELATIVE VALUE FUND, you will pay the net asset value next determined after your order is received plus a sales charge (shown in percentages below) depending on the amount of your investment:

                                SALES CHARGE AS          SALES CHARGE AS
                                A PERCENTAGE OF           A PERCENTAGEOF
AMOUNT OF TRANSACTION        PUBLIC OFFERING PRICE     NET AMOUNT INVESTED
---------------------------------------------------------------------------
LESS THAN $100,000                   4.50%                    4.71%
$100,000  -  $249,999.99             3.75%                    3.90%
$250,000  -  $499,999.99             2.50%                    2.56%
$500,000  -  $749,999.99             2.00%                    2.04%
$750,000  -  $999,999.99             1.00%                    1.01%
$1 MILLION  +                        0.25%                    0.25%

If you purchase class A shares of the INTERNATIONAL EQUITY FUND, you will pay the net asset value next determined after your order is received plus a sales charge as follows:

                                SALES CHARGE AS          SALES CHARGE AS
                                A PERCENTAGE OF          A PERCENTAGE OF
AMOUNT OF TRANSACTION        PUBLIC OFFERING PRICE     NET AMOUNT INVESTED
---------------------------------------------------------------------------
LESS THAN $100,000                   1.50%                    1.52%
$100,000  -  $249,999.99             1.00%                    1.01%
$250,000  -  $499,999.99             0.75%                    0.76%
$500,000  +                          0.50%                    0.50%

NOTE: These sales charges are not imposed on shares purchased with reinvested dividends.

WAIVERS - CLASS A SHARES

The following persons will not have to pay a sales charge on class A shares:

O Employees and retired employees of Firstar Bank (or Star Bank), or their affiliates and members of their families (including parents, grandparents, siblings, spouses, children, and in-laws) of such employees or retired employees;
O FirstarTrust customers of Firstar Corporation and its subsidiaries; and O non-trust customers of financial advisers

REDUCING YOUR SALES CHARGE - CLASS A SHARES

You can reduce the sales charge on purchases of class A shares by:


O purchasing larger quantities of shares or putting a number of purchases together to obtain the quantity discounts indicated above;
O signing a letter of intent that you intend to purchase more than $100,000 worth of shares over the next 13 months;
O using the reinvestment privilege which allows you to redeem shares and then immediately reinvest them without a sales charge within 60 days; and O combining concurrent purchases of class A shares from different funds.

WHAT SHARES COST - CLASS B SHARES

If you purchase class B shares of the RELATIVE VALUE FUND or the GROWTH EQUITY FUND, you will pay the net asset value next determined after your order is received. There is no sales charge on this class at the time you purchase your shares. However, there is a contingent deferred sales charge on Class B shares at the time you redeem. Any applicable CDSC will be imposed on the lesser of the net asset value of the redeemed shares at the time of purchase or the net asset value of the redeemed shares at the time of redemption in the amount indicated by the table below:

                YEAR OF REDEMPTION           CONTINGENT DEFERRED
                  AFTER PURCHASE                 SALES CHARGE
                  --------------                 ------------
                      YEAR 1                        5.00%
                      YEAR 2                        4.00%
                      YEAR 3                        3.00%
                      YEAR 4                        2.00%
                      YEAR 5                        1.00%
                      YEAR 6                        0.00%

In computing the amount of CDSC you could be charged, redemptions are deemed to have occurred in the following order:

1.shares of the fund you purchased by reinvesting your dividends and long-term capital gains
2.shares of a fund you held for more than five full years from the date of purchase
3.shares of a fund you held for fewer than five full years on a first-in, first-out basis


A redemption made under the Systematic Withdrawal Plan (see "Selling Shares") will not be assessed CDSC as long as it does not amount to more than 10% of your initial balance. CDSC is also not charged on:

O shares purchased by reinvesting your dividends or distributions of short or long-term capital gains
O shares held for more than five full years after purchase
O redemptions made following death or disability (as defined by the IRS)
O redemptions made as minimum required distributions under an IRA or other retirement plan to a shareholder who is 70 1/2 years old or older
O redemptions made in shareholder accounts that do not have the required minimum balance

PURCHASING SHARES

OPENING AN ACCOUNT


To open an account, first determine if you are buying class A, B or Y shares (see page 21 for class descriptions.) The minimum initial investment amounts for each fund are as follows:


Classes A and B Shares
---------------------------------------------------------------------------
O $1,000 for individuals
O $500 for Education IRA customers
O $25 for Firstar Bank Connections Group Banking customers and Firstar Bank employees and members of their immediate family, participants in the Firstar Bank Student Finance 101 Program who establish an automatic investment program and persons contributing to SIMPLE IRAs

Class Y Shares
---------------------------------------------------------------------------
O $1,000 for trust or institutional customers of Firstar Bank  ($1,000 may be determined by combining the amount in all mutual fund accounts you maintain with Firstar Bank)
---------------------------------------------------------------------------
               ADDITIONAL INVESTMENTS MAY BE MADE IN ANY AMOUNT.


When making a purchase request, make sure your request is in good order. "Good order" means your purchase request includes:
O the name of the fund
O the dollar amount of shares to be purchasedpurchase application or investment stub
O check payable to Firstar Stellar Funds

RECEIPT OF ORDERS

Shares may only be purchased on days the New York Stock Exchange and the Federal Reserve wire system are open for business. Your order will be considered received after your check is converted into federal funds and received by Firstar Bank (usually the next business day). If you are paying with federal funds (wire), your order will be considered received when Firstar Bank receives the federal funds.

TIMING OF REQUESTS

The price per share will be the next asset value next computed after the time your request is received in good order and accepted by the funds or the funds' authorized agent. All requests received in good order by the funds before 4:00 p.m. (Eastern time) will be executed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.


  ------------------------------------------------------------------------------------------------------------------------------
                                        TO OPEN AN ACCOUNT                                TO ADD TO AN ACCOUNT
  ------------------------------------------------------------------------------------------------------------------------------
  BY TELEPHONE                          Call Firstar Stellar Funds at 1-800-677-FUND      Call Firstar Stellar Funds at
  (FIRSTAR BANK CUSTOMERS ONLY)         to place the order.  (Note: For security reasons, 1-800-677-FUND to place the order.
                                        requests by telephone will be recorded.)          (Note: For security reasons, requests by
                                                                                          telephone will be recorded.)
  ------------------------------------------------------------------------------------------------------------------------------
  BY MAIL                               Make your check payable to "Firstar Stellar       Fill out the investment stub from an
                                        Funds."  Forward the check and your application   account statement, or indicate the fund
                                        to the address below.  No third party checks will name and account number on your check.
                                        be accepted.  If your check is returned for any   Make your check payable to "Firstar
                                        reason a $25 fee will be assessed against         Stellar Funds."  Forward the check and
                                        your account.                                     stub to the address below.
  ------------------------------------------------------------------------------------------------------------------------------
  BY FEDERAL FUNDS WIRE                 Forward your application to Firstar Stellar Funds Call Firstar Stellar Funds at
                                        at the address below.  Call 1-800-677-FUND to     1-800-677-FUND to notify of incoming
                                        obtain an account number.  Wire funds using the   wire.  Use the following instructions:
                                        instructions to the right.                        Firstar Bank, N.A.
                                                                                          Milwaukee, WI  53202
                                                                                          ABA #:  075000022
                                                                                          Credit:  Firstar Mutual Fund Services, LLC
                                                                                          Account #:  112-952-137
                                                                                          Further Credit:(name of fund, share class)
                                                                                                         (name/title on the account)
                                                                                                         (account #)
  ------------------------------------------------------------------------------------------------------------------------------
  AUTOMATIC INVESTMENT PLAN             Open a fund account with one of the other         If you didn't set up an automatic
                                        methods.If by mail, be sure to include your       investment plan with your original
                                        checking account number on the appropriate        application, call Firstar Stellar Funds at
                                        section of your applicatio and enclose a voided   1-800-677-FUND.  Additional investments
                                        check or deposit slip with initial purchase       (minimum of $25 per period) will be taken
                                        application.                                      automatically monthly or quarterly from
                                                                                          your checking account.
  ------------------------------------------------------------------------------------------------------------------------------
  THROUGH SHAREHOLDER SERVICE           To purchase shares for another investor, call     To purchase shares for another investor,
  ORGANIZATIONS                         Firstar Stellar Funds at 1-800-677-FUND.          call Firstar Stellar Funds at
                                                                                          1-800-677-FUND.
  ------------------------------------------------------------------------------------------------------------------------------
  BY EXCHANGE                           Call 1-800-677-FUND to obtain exchange            Call 1-800-677-FUND to obtain exchange
                                        information.  See page 26.                        information.  See page 26.
  ------------------------------------------------------------------------------------------------------------------------------

ADDRESS FOR FIRSTAR STELLAR FUNDS

You should use the following addresses when sending documents by mail or by overnight delivery:

BY MAIL                                 BY OVERNIGHT DELIVERY
-------                                 ---------------------
Firstar Stellar Funds                   Firstar Stellar Funds
c/o Firstar Mutual Fund Services, LLC   c/o Firstar Mutual Fund Services, LLC
P.O. Box 701                            615 E. Michigan Street, Third Floor
Milwaukee, Wisconsin  53201-0701        Milwaukee, Wisconsin  53202


NOTE: The funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposits in the mail or with such services, or receipt at Firstar Mutual Fund Services, LLC's post office box of purchase applications or redemption requests do not constitute receipt by Firstar Mutual Fund Services, LLC or the funds.

SELLING SHARES

------------------------------------------------------------------------------------------------------------------------------------
                                                       TO SELL SOME OR ALL OF YOUR SHARES
------------------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE                                           Call Firstar Stellar Funds at 1-800-677-FUND to sell any amount of shares.
                                                       (NOTE:  For security reasons, requests by telephone will be recorded.)
------------------------------------------------------------------------------------------------------------------------------------
BY MAIL                                                Send a letter instructing the Firstar Stellar Funds to redeem the dollar amount or number of shares you wish.  The letter should contain the fund's name, the account number and the number of shares or the dollar amount of shares to be redeemed.  Be sure to have all shareholders sign the letter.  If your account is an IRA, signatures must be guaranteed and your request must indicate whether or not 10% withholding should apply.  Requests submitted without an election whether or not to withhold will be subject to withholding.
------------------------------------------------------------------------------------------------------------------------------------
BY FEDERAL FUNDS WIRE                                  Call Firstar Stellar Funds at 1-800-677-FUND to request the amount of money you want.  Be sure to have all necessary information from your bank.  Your bank may charge a fee to receive wired funds.
------------------------------------------------------------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWAL PLAN                             Call Firstar Stellar Funds at 1-800-677-FUND to arrange for regular monthly or quarterly fixed withdrawal payments.  The minimum payment you may receive is $25 per period.  Note that this plan may deplete your investment and affect your income or yield.  Also, it isn't wise to make purchases of class
                                                       B shares while participating in this plan because of the sales charges.
------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER SERVICE ORGANIZATION                       Consult your account agreement for information on redeeming shares.
------------------------------------------------------------------------------------------------------------------------------------
BY EXCHANGE                                            Call 1-800-677-FUND to obtain exchange INFORMATION.  See page 26 for further information.
------------------------------------------------------------------------------------------------------------------------------------


WHEN REDEMPTION PROCEEDS ARE SENT TO YOU

Your shares may only be redeemed on days on which the funds compute their net asset value. Your redemption requests cannot be processed on days the New York Stock Exchange is closed or on federal holidays which restrict wire transfers.

When making a redemption request, make sure your request is in good order. "Good order" means your letter of instruction includes:
O the name of the fund
O the number of shares or the dollar amount of shares to be redeemed
O signatures of all registered shareholders exactly as the shares are registered (guaranteed for IRAs)
O the account registration number

All requests received in good order by Firstar Stellar Funds before 3:30 p.m. (Eastern time), will normally be wired to the bank you indicate or mailed on the following day to the address of record. In no event will proceeds be wired or a check mailed more than 7 calendar days after Firstar receives a proper redemption request.


If you purchase shares using a check and soon after request a redemption, Firstar Stellar Funds will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within 12 days).

VALUE OF SHARES SOLD

Your shares will be redeemed at the net asset value next determined after Firstar Stellar Funds receives your redemption request in good order. In the case of class B shares, the applicable contingent deferred sales charge will be subtracted from your redemption amount or your account balance, per your instructions.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, Firstar Stellar Funds may mail you a notice if your account falls below $1,000 requesting that you bring the account back up to $1,000 or close it out. If you do not respond to the request within 30 days, Firstar Stellar Funds may close the account on your behalf and send you the proceeds. If you have an account through a shareholder service organization, consult your account agreement for information on accounts with low balances.

SIGNATURE GUARANTEES

You will need your signature guaranteed if:

   O you are redeeming shares from an IRA account
   O you request a redemption to be made payable to a person not on record with the funds, or
   O you request that a redemption be mailed to an address other than that on record with the funds

You may obtain signature guarantees from most trust companies, commercial banks or other eligible guarantor institutions.

EXCHANGING SHARES


You can exchange shares between the Firstar Stellar Funds within the same class. You also may exchange class C shares (no-load money market funds) for class A or B shares of any Firstar Stellar Fund. However, you may not exchange shares from class B to class C and then to class A.

Exercising the exchange privilege is really two transactions: a sale of one fund and the purchase of another.


Exercising the exchange privilege is really two transactions: a sale of one fund and the purchase of another. The same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Keep in mind that some funds may have higher sales charges than other funds and you may have to pay the difference in fee. Exchanges also have the same tax consequence as ordinary sales and purchases and you could realize short or long-term capital gains or losses. Generally, exchanges may only be made between identically registered accounts unless you send written instructions with a signature guarantee.


REINSTATEMENT PRIVILEGE


If you sell shares of a Firstar Stellar Fund or Firstar Fund, you may reinvest some or all of the proceeds in the class A shares of any Firstar Stellar Fund within 60 days without a sales charge, as long as your investment professional is notified before you reinvest. All accounts involved must have the same registration. You may be subject to taxes as a result of a redemption. Consult your tax adviser concerning the results of a redemption or reinvestment.


The SAI contains more information on exchanges. You may also call 1-800-677-FUND to learn more about exchanges, Firstar Funds, a separate family of funds offered by Firstar Corporation, or other Firstar Stellar Funds.

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS

The GROWTH EQUITY FUND, RELATIVE VALUE FUND and STELLAR FUND each declare and pay dividends on a quarterly basis. The CAPITAL APPRECIATION FUND and the INTERNATIONAL EQUITY FUND declare and pay dividends on an annual basis.

Unless you provide a written request to receive payments in cash, your dividends will automatically be reinvested in additional shares of the fund. Dividends paid in cash will be mailed to you via the U.S. Postal Service. Keep in mind, undeliverable checks or checks not deposited within six months will be reinvested in additional shares of the fund at the then current net asset value. Dividends paid in cash or in additional shares are treated the same for tax purposes.

If any of the funds realize capital gains, they will be distributed once every 12 months.

TAX INFORMATION

The funds will pay no federal income tax because they expect to meet certain Internal Revenue Code requirements. The funds will be treated as single, separate entities for federal income tax purposes so that income (including capital gains, if any) and losses realized by one fund will not be combined for tax purposes with those realized by the other funds. The funds will provide you with detailed tax information for reporting purposes. You should consult your own tax adviser regarding tax consequences under your state and local laws.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions, received. This applies whether dividends and distributions are received in cash or as additional shares. All dividends paid by the funds and distributions of net realized short-term capital gains are taxable as ordinary income. Distributions paid by a fund from net realized long-term capital gains are taxable as long-term capital gain. The capital gain holding period and the applicable tax rate is determined by the length of time a fund has held the security and not the length of time that you have held shares in the fund. The funds expect that, because of their investment objectives, distributions will consist primarily of long- and short-term capital gains. Each fund will provide you with detailed tax information for reporting purposes.

An exchange is not a tax-free transaction. An exchange of shares pursuant to the funds' exchange privilege is treated the same as an ordinary sale and purchase for federal income tax purposes and you will realize a capital gain or loss.

You should consult your own tax advisers regarding the status of your accounts under state and local tax laws.

FINANCIAL HIGHLIGHTS

The financial highlights tables set forth below are intended to help you understand the funds' financial performance for the past 5 years or for the funds' period of operations, as the case may be. Most of the information reflects financial results with respect to a single fund share. The total returns in the tables represent the rates that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the funds' financial statements, are included in the funds' annual report, which is available upon request.

GROWTH EQUITY FUND1<F96>
(Class B Shares)                                                        Year ended November 30,
                                                            1998           1997           1996          1995
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $17.17         $15.17         $12.70         $10.00
---------------------------------------------------------------------------------------------------------------
Income from investment operations
  Net investment income                                      0.02           0.19           0.17           0.24
  Net gains or losses on securities
    (both realized and unrealized)                           3.32           2.97           3.12           2.67
  Total from investment operations                           3.34           3.16           3.29           2.91
Less distributions
  Dividends (from net investment income)                    (0.03)         (0.14)         (0.16)         (0.21)
  Distributions (from capital gains)                        (0.96)         (1.02)         (0.66)         --
  Total distributions                                       (0.99)         (1.16)         (0.82)         (0.21)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $19.52         $17.17         $15.17         $12.70
---------------------------------------------------------------------------------------------------------------
Total return2<F97>                                         20.76%         22.65%         27.34%         29.44%
Ratios/Supplemental data
  Net assets, end of period
  (000's omitted)                                         $66,478        $45,025        $85,311        $48,699
  Gross ratio of expenses to average net assets4<F99>       1.54%          1.29%          1.39%          1.40%3<F98>
  Net ratio of expenses to average net assets5<F1>          1.34%          1.09%          1.19%          1.17%3<F98>
  Gross ratio of net income to average net assets4<F99>   (0.08)%          0.66%          1.11%          1.77%3<F98>
  Net ratio of net income to average net assets5<F1>        0.12%          0.86%          1.31%          2.00%3<F98>
  Portfolio turnover rate                                     48%            60%            96%           171%

1<F96>  The date of initial public investment for class B shares was December 12, 1994.
2<F97>  Based on net asset value, which does not reflect the contingent deferred sales charge, if applicable.
3<F98>  Annualized.
4<F99>  Before waivers and reimbursements.
5<F1>   After waivers and reimbursements.


GROWTH EQUITY FUND1<F2>
(Class Y Shares)                                               Year ended November 30,
                                                                1998            1997
---------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $17.18         $16.46
---------------------------------------------------------------------------------------
Income from investment operations
  Net investment income                                           0.06           0.03
  Net gains or losses on securities
    (both realized and unrealized)                                3.30           0.73
  Total from investment operations                                3.36           0.76
Less distributions
Dividends (from net investment income)                           (0.07)         (0.04)
Distributions (from capital gains)                               (0.96)         --
Total distributions                                              (1.03)         (0.04)
---------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $19.51         $17.18
---------------------------------------------------------------------------------------
Total return2<F3>                                               20.91%          4.59%
Ratios/Supplemental data
  Net assets, end of period
  (000's omitted)                                             $121,475       $109,087
  Gross ratio of expenses to average net assets4<F5>             1.29%          1.26%3<F4>
  Net ratio of expenses to average net assets5<F6>               1.09%          1.06%3<F4>
  Gross ratio of net income to average net assets4<F5>           0.17%          0.48%3<F4>
  Net ratio of net income to average net assets5<F6>             0.37%          0.68%3<F4>
  Portfolio turnover rate                                          48%            60%

1<F2>  The date of initial public investment for class Y shares was August 18, 1997.
2<F3>  Based on net asset value.
3<F4>  Annualized.
4<F5>  Before waivers and reimbursements.
5<F6>  After waivers and reimbursements.


RELATIVE VALUE FUND1<F2>
(Class A Shares)                                                                   Year ended November 30,
                                                            1998           1997           1996           1995           1994
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $23.48         $19.03         $15.02         $11.36         $11.80
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
  Net investment income                                      0.11           0.67           0.27           0.29           0.23
  Net gains or losses on securities
    (both realized and unrealized)                           3.66           4.45           4.01           3.65          (0.40)
  Total from investment operations                           3.77           5.12           4.28           3.94          (0.17)
Less distributions
  Dividends (from net investment income)                    (0.17)         (0.28)         (0.26)         (0.28)         (0.23)
  Distributions (from capital gains)                        (0.82)         (0.39)         (0.01)           --           (0.04)
  Total distributions                                       (0.99)         (0.67)         (0.27)         (0.28)         (0.27)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $26.26         $23.48         $19.03         $15.02         $11.36
--------------------------------------------------------------------------------------------------------------------------------
Total return2<F3>                                          16.67%         27.69%         28.86%         35.10%        (1.54)%
Ratios/Supplemental data
  Net assets, end of period
  (000's omitted)                                         $50,925        $37,748       $215,843       $131,979        $74,094
  Gross ratio of expenses to average net assets3<F4>        1.49%          1.21%          1.24%          1.26%          1.35%
  Net ratio of expenses to average net assets4<F5>          1.29%          1.01%          1.04%          1.06%          1.15%
  Gross ratio of net income to average net assets3<F4>      0.50%          1.20%          1.51%          1.97%          1.82%
  Net ratio of net income to average net assets4<F5>        0.70%          1.40%          1.71%          2.17%          2.02%
  Portfolio turnover rate                                     26%            18%            16%            24%            30%

1<F2>  The date of initial public investment for class A shares was June 5, 1991.  For the period from January 31, 1989 (start of business) to June 4, 1991, all income was distributed to Federated Services Corporation, the administrator at the time.
2<F3>  Based on net asset value, which does not reflect the sales charge, if applicable.
3<F4>  Before waivers and reimbursements.
4<F5>  After waivers and reimbursements.


RELATIVE VALUE FUND1<F6>
(Class B Shares)                                        Year ended November 30,
                                                                 1998
-------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $26.01
-------------------------------------------------------------------------
Income from investment operations
    Net investment income                                         0.14
    Net gains or losses on securities
      (both realized and unrealized)                              0.24
    Total from investment operations                              0.38
Less distributions
    Dividends (from net investment income)                       (0.11)
Distributions (from capital gains)                               --
    Total distributions                                          (0.11)
-------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $26.28
-------------------------------------------------------------------------
Total return2<F7>                                                1.50%
Ratios/Supplemental data
    Net assets, end of period
    (000's omitted)                                             $7,847
    Gross ratio of expenses to average net assets4<F9>           1.24%3<F8>
    Net ratio of expenses to average net assets5<F10>            1.04%3<F8>
    Gross ratio of net income to average net assets4<F9>         0.75%3<F8>
    Net ratio of net income to average net assets5<F10>          0.95%3<F8>
    Portfolio turnover rate                                        26%

1<F6> The date of initial public investment for class B shares was March 31, 1998.
2<F7> Based on net asset value, which does not reflect contingent deferred sales charge, if applicable.
3<F8>  Annualized.
4<F9>  Before waivers and reimbursements.
5<F10> After waivers and reimbursements.


RELATIVE VALUE FUND1<F11>
(Class Y Shares)                                        Year ended November 30,
                                                             1998      1997
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $23.49    $22.67
--------------------------------------------------------------------------------
Income from investment operations
   Net investment income                                      0.18      0.08
   Net gains or losses on securities
     (both realized and unrealized)                           3.65      0.81
   Total from investment operations                           3.83      0.89
Less distributions
   Dividends (from net investment income)                    (0.23)    (0.07)
Distributions (from capital gains)                           (0.82)    --
   Total distributions                                       (1.05)    (0.07)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $26.27    $23.49
--------------------------------------------------------------------------------
Total return2<F12>                                         16.95%     3.93%
Ratios/Supplemental data
   Net assets, end of period
   (000's omitted)                                       $386,405  $312,056
   Gross ratio of expenses to average net assets4<F14>      1.24%       1.20%3<F13>
   Net ratio of expenses to average net assets5<F15>        1.04%       1.00%3<F13>
   Gross ratio of net income to average net assets4<F14>    0.75%       1.15%3<F13>
   Net ratio of net income to average net assets5<F15>      0.95%       1.35%3<F13>
   Portfolio turnover rate                                    26%       18%

1<F11> The date of initial public investment for class Y shares was August 18, 1997.
2<F12> Based on net asset value.
3<F13> Annualized.
4<F14> Before waivers and reimbursements.
5<F15> After waivers and reimbursements.


STELLAR FUND1<F16>
(Class A Shares)                                                                  Year ended November 30,
                                                           1998          1997       1996            1995           1994
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $14.27      $13.59       $12.17         $10.90         $11.34
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
  Net investment income                                      0.38         0.36        0.34           0.34           0.29
  Net gains or losses on securities
    (both realized and unrealized)                           0.35         1.18        1.62           1.33          (0.41)
  Total from investment operations                           0.73         1.54        1.96           1.67          (0.12)
Less distributions
  Dividends (from net investment income)                    (0.35)       (0.36)      (0.34)         (0.35)         (0.24)
Distributions (from capital gains)                          (1.30)       (0.50)      (0.20)         (0.05)         (0.08
  Total distributions                                       (1.65)       (0.86)      (0.54)         (0.40)         (0.32)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $13.35      $14.27       $13.59         $12.17         $10.90
--------------------------------------------------------------------------------------------------------------------------------
Total return2<F17>                                          5.74%      11.94%       16.64%         15.67%        (1.22)%
Ratios/Supplemental data
  Net assets, end of period (000's omitted)               $46,613     $50,398      $50,094        $48,902        $50,648
  Gross ratio of expenses to average net assets3<F18>       1.85%       1.76%        1.86%          1.85%          1.87%
  Net ratio of expenses to average net assets4<F19>         1.65%       1.56%        1.66%          1.65%          1.55%
  Gross ratio of net income to average net assets3<F18>     2.51%       2.43%        2.56%          2.78%          2.00%
  Net ratio of net income to average net assets4<F19>       2.71%       2.63%        2.76%          2.98%          2.32%
  Portfolio turnover rate                                     77%         64%          65%           104%            79%

1<F16> The date of initial public investment for class A shares was October 18, 1991.
2<F17> Based on net asset value, which does not reflect the sales charge, if applicable.
3<F18> Before waivers and reimbursements.
4<F19> After waivers and reimbursements.


STELLAR FUND1<F20>
(Class Y Shares)                                                                   Year ended November 30,
                                                            1998            1997           1996           1995          1994
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $14.27         $13.59         $12.17         $10.90         $11.34
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
  Net investment income                                      0.42           0.40           0.37           0.38           0.21
  Net gains or losses on securities
    (both realized and unrealized)                           0.36           1.18           1.62           1.32          (0.48)
  Total from investment operations                           0.78           1.58           1.99           1.70          (0.27)
Less distributions
  Dividends (from net investment income)                    (0.39)         (0.40)         (0.37)         (0.38)         (0.17)
  Distributions (from capital gains)                        (1.30)         (0.50)         (0.20)         (0.05)         --
  Total distributions                                       (1.69)         (0.90)         (0.57)         (0.43)         (0.17)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $13.36         $14.27         $13.59         $12.17         $10.90
--------------------------------------------------------------------------------------------------------------------------------
Total return2<F21>                                          6.11%         12.22%         16.94%         15.97%        (1.81)%
Ratios/Supplemental data
  Net assets, end of period
  (000's omitted)                                         $58,572        $63,742        $67,047        $64,754        $60,822
  Gross ratio of expenses to average net assets4<F23>       1.60%          1.51%          1.59%          1.60%          1.63%3<F22>
  Net ratio of expenses to average net assets5<F24>         1.40%          1.31%          1.39%          1.40%          1.43%3<F22>
  Gross ratio of net income to average net assets4<F23>     2.76%          2.69%          2.65%          3.03%          3.37%3<F22>
  Net ratio of net income to average net assets5<F24>       2.96%          2.89%          2.85%          3.23%          3.57%3<F22>
  Portfolio turnover rate                                     77%            64%            65%           104%            79%

1<F20> The date of initial public investment for class Y shares was April 11, 1994.  For the period from April 5, 1994 (start of business) to April 10, 1994, all income was distributed to the Federated Services Corporation, the administrator at the time.
2<F21> Based on net asset value.
3<F22> Annualized.
4<F23> Before waivers and reimbursements.
5<F24> After waivers and reimbursements.


CAPITAL APPRECIATION FUND1<F25>
(Class A Shares)                                                                 Year ended November 30,
                                                           1998            1997           1996           1995           1994
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $14.34         $12.55         $11.82         $10.15         $10.00
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
  Net investment income                                     (0.05)          0.02          (0.03)          0.03          --
  Net gains or losses on securities
    (both realized and unrealized)                           0.56           1.77           1.05           1.72           0.15
  Total from investment operations                           0.51           1.79           1.02           1.75           0.15
Less distributions
  Dividends (from net investment income)                    (0.02)          --             --            (0.04)          --
  Distributions (from capital gains)                        (3.08)          --            (0.29)         (0.04)          --
Returns of Capital                                           --             --             --            (0.00)2<F26>    --
  Total distributions                                       (3.10)          --            (0.29)         (0.08)          --
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $11.75         $14.34         $12.55         $11.82         $10.15
--------------------------------------------------------------------------------------------------------------------------------
Total return3<F27>                                          4.75%         14.26%          8.95%         17.35%          1.50%
Ratios/Supplemental data
  Net assets, end of period
  (000's omitted)                                         $79,981        $83,118        $79,163        $56,430        $30,013
  Gross ratio of expenses to average net assets5<F29>       1.52%          1.49%          1.52%          1.68%          1.88%4<F28>
  Net ratio of expenses to average net assets6<F30>         1.32%          1.29%          1.32%          1.47%          1.58%4<F28>
  Gross ratio of net income to average net assets5<F29>   (0.64)%        (0.04)%        (0.44)%          0.07%        (0.22)%4<F28>
  Net ratio of net income to average net assets6<F30>      (0.44)          0.16%        (0.24)%          0.28%          0.08%4<F28>
  Portfolio turnover rate                                     94%           262%           174%           144%            36%

1<F25> The date of initial public investment for class A shares was June 13, 1994.
2<F26> Distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.  These distributions did not represent a return of capital for federal income tax purposes.
3<F27> Based on net asset value, which does not reflect the sales charge, if applicable.
4<F28> Annualized.
5<F29> Before waiver and reimbursements.
6<F30>After waivers and reimbursements.


INTERNATIONAL EQUITY FUND1<F31>
(Class A Shares)                                        Year ended November 30,
                                                                 1998
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $10.00
--------------------------------------------------------------------------------
Income from investment operations
  Net investment income                                           0.05
  Net gains or losses on securities
    (both realized and unrealized)                                0.34
  Total from investment operations                                0.39
Less distributions
  Dividends (from net investment income)                         (0.04)
  Total distributions                                            (0.04)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $10.35
--------------------------------------------------------------------------------
Total return2<F32>                                               3.95%
Ratios/Supplemental data
  Net assets, end of period (000's omitted)                    $48,459
  Gross ratio of expenses to average net assets4<F34>            1.51%3<F33>
  Net ratio of expenses to average net assets5<F35>              1.31%3<F33>
  Gross ratio of net income to average net assets4<F34>          0.17%3<F33>
  Net ratio of net income to average net assets5<F35>            0.37%3<F33>
  Portfolio turnover rate                                           3%

1<F31> The date of initial public investment for class A shares was December 3,
       1997.
2<F32> Based on net asset value, which does not reflect the sales charge, if applicable.
3<F33> Annualized.
4<F34> Before waivers and reimbursements.
5<F35> After waivers and reimbursements.


YEAR 2000 ISSUE

Like all financial service providers, the funds' investment adviser, the distributor and other third party service providers utilize systems that may be affected by year 2000 transition issues and other date related issues. The services provided to you and the funds by these service providers depend on the smooth functioning of their computer systems and those of other parties they deal with. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such an event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although there can be no assurance at this time that there will be no adverse impact on the funds, the funds' service providers have advised the funds that they have been actively working on necessary changes to their computer systems to prepare for the year 2000. The funds' service providers expect that their systems, and those of other parties they deal with, will be adapted in time for that event. However, there can be no assurance that the computer systems of the companies in which the funds invest will be timely converted or that the value of such investments will not be adversely affected by the year 2000 issue.

(Firstar Stellar Funds Logo)

FOR MORE INFORMATION
YOU MAY OBTAIN THE FOLLOWING AND OTHER INFORMATION ON THE FIRSTAR STELLAR FUNDS FREE OF CHARGE:


O     ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS
      The annual and semi-annual reports provide the funds' most recent financial statements and portfolio listings. The annual report contains a discussion of the market conditions and investment strategies that affected the funds' performances during the last fiscal year.

O     STATEMENT OF ADDITIONAL INFORMATION (SAI) DATED MARCH 31, 1999
      The SAI is incorporated into this prospectus by reference (i.e., legally made a part of this prospectus). The SAI provides more details about the funds' policies and management.

TO RECEIVE ANY OF THESE DOCUMENTS OR PROSPECTUSES ON THE FIRSTAR STELLAR FUNDS:

BY TELEPHONE
1-800-677-FUND

BY MAIL:
Firstar Stellar Funds
c/o Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701


ON THE INTERNET:
Text only versions of fund documents can be viewed online or downloaded from: http://www.sec.gov and http://www.firstarstellarfunds.com


You may review and obtain copies of fund information (including the SAI) at the SEC Public Reference Room in Washington, D.C. Please call 1-800-SEC-0330 for information relating to the operation of the Public Reference Room. Copies of the information may be obtained for a fee by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-6009.

Investment Company Act File # 811-05762

               For Investor Services or to Request Information
               1-800-677-FUND
               1-414-287-3808

               Firstar Stellar Funds
               615 East Michigan Street
               P.O. Box 701
               Milwaukee, WI 53201-0701

               www.firstarstellarfunds.com

               FIRSTAR STELLAR FUNDS (LOGO)
               SFSP-99

          TREASURY
          FUND


                                        PROSPECTUS

                                        MARCH 31, 1999


                               TABLE OF CONTENTS

     THE FUND
     Overview of the Fund........................................3
     TREASURY Fund...............................................4

     Management of the Fund......................................6
     Distribution of Shares......................................6

     YOUR ACCOUNT INFORMATION
     Description of Classes......................................7
     Price of Shares.............................................8
     Purchasing Shares...........................................8
     Selling Shares.............................................10
     Dividends, Capital Gain Distributions and Taxes............11

     ADDITIONAL INFORMATION
     Financial Highlights.......................................12
     Year 2000 Issue............................................13

     FOR MORE INFORMATION
     The last page tells you how to obtain more information about the fund.



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

OVERVIEW

GOAL OF THE TREASURY FUND


The goal of the Treasury Fund is to provide current income while preserving capital.

STRATEGY OF THE FUND


The TREASURY FUND invests exclusively in short-term U.S. Treasury obligations. The fund strives to maintain a share price of $1.00.

Principal Risks of this Fund

   The main risks of investing in the fund are:


   O INTEREST RISKS:   The rate of income will vary from day to day depending on
     shortterm interest rates. It is possible that a major change in interest rates could cause the value of your investment to decline.


   O CREDIT RISKS: The fund can also be affected by changes in the credit quality rating or changes in the issuer's financial condition. A default on a security or a repurchase agreement held by the fund could cause the value of your investment to decline.


Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.


AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF FIRSTAR BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST

The fund may be appropriate for people who:

      O     want to save money rather than "invest"
      O     require stability of principal
      O     prefer to receive income with relatively fewer risks

TREASURY FUND

INVESTMENT GOAL

The TREASURY FUND seeks to achieve stability of principal and current income consistent with stability of principal.

   INVESTMENT POLICIES AND PORTFOLIO SECURITIES


The fund intends to achieve its investment goal by investing exclusively in shortterm U.S. Treasury obligations that have a maturity of 397 days or less from the date of purchase. The fund may purchase repurchase agreements collateralized by U.S. Treasury obligations. The fund intends to invest in the agreements that provide for repurchase within 397 days from the date of acquisition. The average maturity of these securities is 120 days or less. The average maturity, however, of all the securities in the fund's portfolio will be 90 days or less on a dollar-weighted basis. Securities subject to repurchase agreements are marked to market on a daily basis. U.S. Treasury obligations are issued by the U.S. government and are fully guaranteed as to principal and interest by the United States government. The fund may also retain assets in cash and may purchase U.S. Treasury obligations on a when-issued or delayed delivery basis.

INVESTMENT RISKS

The following risks are specific to this fund in addition to the risks mentioned in the Overview section.

REPURCHASE AGREEMENTS

Arrangements in which banks, broker/dealers and other financial institutions sell securities to the fund and agree to repurchase them at a certain time and price within one year.


REPURCHASE AGREEMENT RISKS   One of the risks of investing in repurchase
agreements is that the seller may not repurchase the securities from the fund, which may result in the fund selling the security for less than the agreed upon price. Another risk of repurchase agreements is that the seller may default or file for bankruptcy. That could mean the fund might have to wait through lengthy court actions before selling the securities.


WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS RISKS   One of the risks of
investing in whenissued or delayed delivery transactions is if the seller chooses not to complete the transaction, the fund could miss an advantageous price or yield.

Another risk is that because settlement dates may be a month or more after entering into the transactions, the market values of the securities may have dropped from the agreed upon purchase price. However, the fund may cancel a commitment to purchase securities prior to settlement if the fund's investment adviser believes it is appropriate.

WHEN ISSUED/DELAYED DELIVERY

Securities with payment and delivery scheduled for a future time.

The fund may enter into transactions to sell its purchase commitments to third parties at current market rates and simultaneously acquire other commitments to purchase similar securities at later dates. The fund may realize short-term profits or losses on the sale of these kinds of commitments.

The Statement of Additional Information contains more information about the fund and the types of securities in which it may invest.


                                PAST PERFORMANCE


The bar chart and table below illustrate the variability of the TREASURY FUND'S returns. The bar chart indicates the risks of investing in the fund by showing the changes in the fund's performance from year to year (on a calendar year basis). The table shows the fund's average annual returns for oneyear, fiveyear and since the fund's inception ended December 31, 1998. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

                              TREASURY FUND - C SHARES
                          CALENDAR YEAR RETURNS AS OF 12/31
                          1990                        7.64%
                          1991                        5.49%
                          1992                        3.26%
                          1993                        2.54%
                          1994                        3.51%
                          1995                        5.26%
                          1996                        4.77%
                          1997                        4.86%
                          1998                        4.61%

     BEST QUARTER:      Q3  1989   2.08%
     WORST QUARTER:     Q4  1993   0.62%

Average annual total return
through 12/31/98                    1  Year        5  Year   Since inception
-----------------------------------------------------------------------------
Treasury Fund  C Shares1<F50>        4.61%          4.60%         4.93%

For uptodate yield information, please call 1-80-0677-FUND.

     1<F50> C Shares commenced operations April 15, 1989.

                                    FUND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                         CLASS C
-----------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
(as a percentage of offering price)                                 None
MAXIMUM DEFERRED SALES CHARGE (LOAD)
(as a percentage of offering price)                                 None
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED DIVIDENDS         None
REDEMPTION FEE                                                      None
EXCHANGE FEE                                                        None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)                              CLASS C
-----------------------------------------------------------------------------
MANAGEMENT FEES                                                    0.50%
DISTRIBUTION AND SERVICE (12B-1) FEES1<F51>                        0.25%
OTHER EXPENSES2<F52>                                               0.43%
TOTAL ANNUAL FUND OPERATING EXPENSES                               1.18%


1<F51> C shares of the TREASURY FUND can pay up to 0.25% of average daily net assets for 12b1 fees. However, the investment adviser has chosen to waive a portion of this fee so that the actual amount imposed is 0.15% of average daily net assets. The adviser can reduce the waiver at any time.
2<F52> "Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the fund not listed above, plus (2) an annual shareholder servicing fee of 0.25% of average daily net assets. For the foreseeable future, the fund plans to limit the shareholder servicing fee to an annual rate of 0.10% of average daily net assets.


EXAMPLE The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual fund's.
This example assumes that:

1.You invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods,

2.Your investment has a 5% return each year, and

3.The fund operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                      1 YEAR        3 YEARS        5 YEARS        10 YEARS
     --------------------------------------------------------------------------
     CLASS C           $120           $375           $649          $1,432
                        Class descriptions are on page ___.

MANAGEMENT OF THE FUND

INVESTMENT ADVISER

The investment adviser for the fund is Firstar Bank, N.A. The adviser is located at 425 Walnut Street, Cincinnati, Ohio 45202. The investment decisions made by Firstar Bank are subject to direction of the fund's board of trustees. (The Statement of Additional Information contains more information regarding the board of trustees.) The adviser conducts investment research and supervision for the fund and is responsible for the purchase and sale of securities for the fund's portfolio. The adviser charges an annual fee for its services of 0.50% of average daily net assets.

The adviser was wholly owned by StarBanc Corporation until November 20, 1998 when StarBanc Corporation merged with Firstar Corporation. The new entity retained the "Firstar" name and Firstar Corporation is now the parent company of the adviser. Firstar Bank, N.A. was known as Star Bank, N.A. prior to the merger.


The merger has produced no significant changes to the management of the adviser. Together, the two banks have become the 21st largest bank in the United States and have blended an expertise of trust administration and investments together with extensive knowledge in the mutual fund industry. Firstar Bank's assets under management, including mutual funds, have a market value in excess of $12 billion.

FUND ADMINISTRATION, FUND ACCOUNTING, DIVIDEND DISBURSEMENT, AND CUSTODY
SERVICES


Firstar Mutual Fund Services, LLC, an affiliate of the fund's investment adviser, provides administrative, accounting and dividend disbursement services to the fund and is located in Milwaukee, Wisconsin. Firstar Bank, N.A., the fund's investment adviser, also serves as custodian for the fund.

DISTRIBUTION OF SHARES

DISTRIBUTOR

Edgewood Services, Inc. is the distributor for shares of the fund. It is based in Pittsburgh, Pennsylvania and is the distributor for a number of investment companies around the country.

RULE 12B-1 PLAN

The fund has adopted a Rule 12b-1 Plan under the Investment Company Act of 1940. Under the 12b-1 Plan, class C shares may pay up to an annual rate of 0.25% of the average daily net asset value of shares to Edgewood. Edgewood uses this fee to finance activities that promote the sale of the fund's shares. Such activities include, but are not necessarily limited to, advertising, printing and mailing prospectuses to persons other than current shareholders, printing and mailing sales literature, and compensating underwriters, dealers and sales personnel.

Whenever Edgewood deems it appropriate, Edgewood may, from time to time, voluntarily reduce its compensation under the Rule 12b1 Plan to the extent expenses of the shares exceed a certain limit. Rule 12b1 fees are paid out of fund assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

   Edgewood may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers and broker/dealers as agents to provide sales or administrative services for their clients or customers who beneficially own shares of the fund. Financial institutions will receive fees from the distributor based upon shares owned by their clients or customers. Edgewood will determine the schedule of such fees and the basis upon which such fees will be paid.

DESCRIPTION OF CLASSES

CLASS C SHARES


Class C shares are regular retail shares and may be purchased by individuals or IRAs. With class C shares, you pay no sales charge when you invest. In addition, an annual Rule 12b1 fee (as discussed previously) is assessed against the shares of the fund.

CLASS Y SHARES


The fund also offers another class of shares (class Y shares). Class Y shares are sold at net asset value primarily to financial institutions acting in a fiduciary capacity and are subject to a minimum initial investment of $1,000. Both classes are subject to the same expenses, however class Y shares are not distributed under a Rule 12b-1 Plan and therefore are not subject to those fees. Expense differences between classes may affect the performance of each class.


To obtain more information and a prospectus of class Y shares, please call 1-800-677-FUND.

   PRICE OF SHARES

                                     NAV =
                              Assets - Liabilities
                              --------------------
                              # outstanding shares

WHAT SHARES COST

Shares of the fund are sold at their net asset value (NAV) next determined after an order is received. The fund attempts to stabilize the net asset value of their shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value is calculated by subtracting the total liabilities of the fund from the fund's total assets. The difference is divided by the number of fund shares outstanding. The fund cannot guarantee that their net asset value will always remain at $1.00 per share. There is no sale charges imposed by the fund.


The net asset value for the fund is determined on the days the New York Stock Exchange is open, Monday through Friday, except on:


o  New Year's Day                  o  Good Friday         o Labor Day
o  Martin Luther King Jr.'s Day    o  Memorial Day        o Thanksgiving Day
o  Presidents' Day                 o  Independence Day    o Christmas Day


The net asset value for the fund is determined as of 2:00 p.m. (Eastern time).


PURCHASING SHARES

OPENING AN ACCOUNT


To open an account, contact your financial institution (such as your bank or broker/dealer). Through your financial institution, you can open an account by check or federal funds wire. Your financial institution should have an agreement with the Distributor. The minimum initial investment amount is $1,000. Additional investments may be made in any amount. Please note, your financial institution will be the record owners of the shares.

TIMING OF REQUESTS

The price per share will be the net asset value next computed after the time your request is received in good order and accepted by the fund or by the fund's authorized agent. All requests (telephone orders and federal funds wire) received in good order by the fund by 2:00p.m. (Eastern time), will be executed on the same day. Requests received after 2:00 p.m. (Eastern time) will be executed the next business day.

RECEIPT OF ORDERS


Shares may only be purchased on days the New York Stock Exchange and the Federal Reserve wire system are open for business. Your order will be considered received after your purchase is converted into federal funds and received by Firstar Bank.

METHOD OF BUYING

You may purchase shares through a financial institution. Contact your bank or broker/dealer to open an account. Note: The financial institution is responsible for promptly transmitting your orders. The financial institution may charge you additional fees for its services. You may contact your financial institution to add to your account.

SELLING SHARES

METHOD OF SELLING

To sell some or all of your shares you will have to contact your financial institution. Your proceeds will be sent to you or your financial institution by check or wire. Note: Financial institutions are responsible for promptly submitting your requests in good order. They may charge you fees and commissions.

TIMING OF REQUESTS


All requests received in good order by Firstar Bank before 2:00p.m. (Eastern time) will be executed on the same day. Requests received after 2:00 p.m. (Eastern time) will be executed the next business day.

WHEN REDEMPTION PROCEEDS ARE MAILED


If your redemption request is in good order, the fund will normally send your redemption proceeds to you on the next business day and no later than 7 calendar days after receipt of your proper redemption request.


If you purchase shares using a check and soon after request a redemption, the fund will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within 12 days).

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

DIVIDENDS


The fund declares dividends on a daily basis and pays them to you on a monthly basis. Unless you provide a written request to the financial institution to receive payments in cash, your dividends will automatically be reinvested in additional shares of the fund. Dividends paid in cash will be mailed to you via the U.S. Postal Service. Keep in mind that undeliverable checks or checks not deposited within six months will be reinvested in additional shares of the fund at the then current net asset value. Dividends are earned on the day shares of the fund are purchased. Dividends paid in cash or in additional shares are treated the same for tax purposes.

CAPITAL GAINS


If the fund realizes capital gains, you could earn more dividends. Capital losses could result in a decrease in dividends for you. If the fund realizes net longterm capital gains (not very common), the fund would distribute them every 12 months.

TAX INFORMATION


The fund will pay no federal income tax because they expect to meet certain Internal Revenue Code requirements. The fund will be treated as single, separate entity for federal income tax purposes. The fund expects its distributions to consist primarily of ordinary income. The fund will provide you with detailed tax information for reporting purposes.

You should consult your own tax adviser regarding tax consequences under your state and local laws.


If you are a shareholder of the fund, unless you are exempt from having to pay federal income taxes, you are required to pay federal income taxes on any dividends and other distributions (including capital gains distributions) you receive.

FINANCIAL HIGHLIGHTS


The financial highlights table set forth below is intended to help you understand the fund's financial performance for the past 5 years. Most of the information reflects financial results with respect to a single fund share. The total returns in the table represent the rates that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements, are included in the fund's annual report, which is available upon request.


TREASURY FUND1<F53>
(Class C)                                                                        Year ended November 30,
                                                             1998           1997           1996           1995           1994
                                                           --------       --------       --------       --------       --------
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $1.00          $1.00          $1.00          $1.00          $1.00
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
     Net investment income                                    0.05           0.05           0.05           0.05           0.03
     Net gains or losses on securities
       (both realized and unrealized)                         0.00           0.00           0.00           0.00           0.00
Less distributions
     Dividends (from net investment income)                  (0.05)         (0.05)         (0.05)         (0.05)         (0.03)
     Distributions (from capital gains)                       0.00           0.00           0.00           0.00           0.00
Total distributions                                          (0.05)         (0.05)         (0.05)         (0.05)         (0.03)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $1.00          $1.00          $1.00          $1.00          $1.00
--------------------------------------------------------------------------------------------------------------------------------
Total return3<F54>                                          4.69%          4.85%          4.80%          5.23%          3.30%
Ratios/Supplemental data
     Net assets, end of period
     (000's omitted)                                     $542,430       $469,400       $829,259       $654,963       $358,766
Gross ratio of expenses to average net assets3<F55>         1.08%          0.93%          0.90%          0.91%          0.90%
Net ratio of expenses to average net assets4<F56>           0.88%          0.73%          0.70%          0.71%          0.70%
Gross ratio of net income to average net assets3<F55>       4.38%          4.53%          4.49%          4.94%          3.04%
Net ratio of net income to average net assets4<F56>         4.58%          4.73%          4.69%          5.14%          3.24%

1<F53> The Treasury Fund has been operating since April 15, 1989.
2<F54> Based on net asset value.
3<F55> Before waivers and reimbursements.
4<F56> After waivers and reimbursements.


YEAR 2000 ISSUE


Like all financial service providers, the fund's investment adviser, the distributor and other third party service providers utilize systems that may be affected by year 2000 transition issues and other date related issues. The services provided to you and the fund by these service providers depend on the smooth functioning of their computer systems and those of other parties they deal with. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such an event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although there can be no assurance at this time that there will be no adverse impact on the fund, the fund's service providers have advised the fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000. The fund's service providers expect that their systems, and those of other parties they deal with, will be adapted in time for that event. However, there can be no assurance that the computer systems of the companies in which the fund invests will be timely converted or that the value of such investments will not be adversely affected by the year 2000 issue.

FOR MORE INFORMATION


YOU MAY OBTAIN THE FOLLOWING AND OTHER INFORMATION ON THE FUND FREE OF CHARGE:



o ANNUAL AND SEMIANNUAL REPORTS TO SHAREHOLDERS
  The annual and semi-annual reports provide the fund's most recent financial reports and portfolio listings. The annual report contains a discussion of the market conditions and investment strategies that affected the fund's performances during the last fiscal year.


o STATEMENT OF ADDITIONAL INFORMATION (SAI) DATED MARCH 31, 1999
  The SAI is incorporated into this prospectus by reference (i.e., legally made a part of this prospectus). The SAI provides more details about the fund's policies and management.


TO RECEIVE ANY OF THESE DOCUMENTS FOR THE FUND:

BY TELEPHONE
1-800-677-FUND

BY MAIL:
Firstar Stellar Funds
c/o Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701


ON THE INTERNET:
Text only versions of fund documents can be viewed online or downloaded from: http://www.sec.gov and http://www.firstarstellarfunds.com

You may review and obtain copies of fund information (including the SAI) at the SEC Public Reference Room in Washington, D.C. Please call 1-800-SEC-0330 for information relating to the operation of the Public Reference Room. Copies of the information may be obtained for a fee by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-6009.

Investment Company Act File # 811-05762

               FIRSTAR STELLAR FUNDS

               STATEMENT OF ADDITIONAL INFORMATION

               March 31, 1999

               MONEY MARKET FUNDS
               Firstar Stellar Treasury Fund
               Firstar Stellar Tax-Free Money Market Fund
               Firstar Stellar Ohio Tax-Free Money Market Fund

               BOND FUNDS
               Firstar Stellar Strategic Income Fund
               Firstar Stellar U.S. Government Income Fund
               Firstar Stellar Insured Tax-Free Bond Fund

               STOCK FUNDS
               Firstar Stellar Growth Equity Fund
               Firstar Stellar Relative Value Fund
               Firstar Stellar Fund
               Firstar Stellar Capital Appreciation Fund
               Firstar Stellar International Equity Fund

               This Statement of Additional Information is not a prospectus and should be read together with the prospectuses of the Money Market Funds, Stock Funds and Bond Funds of the Firstar Stellar Funds dated March 31, 1999. To receive a copy of the prospectuses, write to Firstar Stellar Funds or call 1-800-677-FUND.

               The Funds' audited financial statements for the fiscal year ended November 30, 1998 are incorporated by reference to the Funds' 1998 Annual Reports.

               FIRSTAR STELLAR FUNDS
               C/O FIRSTAR MUTUAL FUND SERVICES, LLC
               P.O. BOX 701
               MILWAUKEE, WISCONSIN  53201-0701

                        TABLE OF CONTENTS
GENERAL INFORMATION ABOUT FIRSTAR STELLAR FUNDS................3
CAPITAL STOCK..................................................3
DESCRIPTION OF THE FUNDS.......................................4
THE FUNDS' INVESTMENTS AND RISKS...............................5
MORE INFORMATION ABOUT THE OHIO TAX-FREE MONEY
MARKET FUND AND INVESTMENT RISKS..............................27
MORE INFORMATION ABOUT THE INTERNATIONAL EQUITY FUND
AND INVESTMENT RISKS..........................................28
THE FUNDS' INVESTMENT LIMITATIONS.............................37
TEMPORARY INVESTMENTS.........................................43
PORTFOLIO TURNOVER RATES......................................44
MANAGEMENT OF THE FUND........................................44
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........47
INVESTMENT ADVISORY SERVICES..................................48
BROKERAGE TRANSACTIONS........................................49
ADMINISTRATIVE SERVICES.......................................50
FUND ACCOUNTING AND DIVIDEND PAYING AGENT SERVICES............51
CUSTODIAN.....................................................51
DISTRIBUTION PLAN.............................................51
DETERMINING NET ASSET VALUE...................................52
PURCHASE, EXCHANGE AND PRICING OF SHARES......................53
TAX STATUS....................................................57
UNDERWRITERS..................................................59
CALCULATION OF PERFORMANCE DATA...............................60
PERFORMANCE COMPARISONS.......................................66
INDEPENDENT PUBLIC ACCOUNTANTS................................68
FINANCIAL STATEMENTS..........................................68
APPENDIX......................................................69


                             FIRSTAR STELLAR FUNDS

GENERAL INFORMATION ABOUT FIRSTAR STELLAR FUNDS

Firstar Stellar Funds (the "Trust") is a Massachusetts business trust established under a Declaration of Trust dated January 23, 1989. The Trust consists of a series of mutual funds, which are all open-ended management investment company. The Trust was organized under the name "Value Plus Funds," but was changed on March 29, 1989 to "Losantiville Funds." On May 1, 1993, the name of the Trust was changed again to "Star Funds." On November 20, 1998, Star Banc Corporation, the parent company of Star Bank, N.A., merged with Firstar Corporation. Star Bank, N.A. is the investment adviser of the Trust. After the merger, Star Bank changed its name to Firstar Bank, N.A. On February 11, 1999, the Board of Trustees of the Trust (the "Trustees") approved changing the Trust's name to "Firstar Stellar Funds" effective March 1, 1999.

CAPITAL STOCK

TITLE AND DESCRIPTION OF SHARE CLASSES

The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The Trust currently consists of 11 individual fund portfolios. Under the Declaration of Trust and a Multiple Class Plan developed pursuant to Rule 18f-3 under the 1940 Act, each fund is permitted to offer several classes of shares as follows: Class A, Class B, Class C and Class Y. Class A shares are subject to a front-end sales load as described in the prospectus and a Rule 12b-1 fee.
Class B shares are subject to a contingent deferred sales load as described in the prospectus and a Rule 12b-1 fee. Class C shares are not subject to a sales load, but are subject to a Rule 12b-1 fee. Class Y shares are not subject to a sales load or a Rule 12b-1 fee. The table below lists the funds together with their share classes. Please note that throughout this Statement of Additional Information ("SAI"), the individual fund series will be referred to by their short name (i.e., without the "Firstar Stellar" preface).
-----------------------------------
Money Market Funds
-----------------------------------
Treasury Fund  -  C, Y
Tax-Free Money Market Fund  -  C
Ohio Tax-Free Money Market Fund  -  C

-----------------------------------
Bond Funds
-----------------------------------
Insured Tax-Free Bond Fund  -  A
U.S. Government Income Fund  -  A, B
Strategic Income Fund  -  B

-----------------------------------
Stock Funds
-----------------------------------
Growth Equity Fund  -  B, Y
Relative Value Fund  -  A, B, Y
The Stellar Fund  -  A, Y
Capital Appreciation Fund  -  A
International Equity Fund  -  A

Classes A, B and C shares are sold primarily to individuals who purchase shares through Firstar Bank, N.A. Class Y shares are offered to trusts, fiduciaries and other institutions through Firstar Bank, N.A. The expenses incurred pursuant to the Rule 12b-1 Plan will be borne solely by Classes A, B and C shares of the applicable funds and constitute the only expenses allocated to one class and not the other.

RIGHTS OF EACH SHARE CLASS

Each share of the common stock of a fund is entitled one vote in electing Trustees and other matters that may be submitted to shareholders for a vote.
All shares of all classes of each fund in the Trust have equal voting rights. However, matters affecting only one particular fund or class, can be voted on only by shareholders in that fund or class. Only shareholders of Class A, B or C shares will be entitled to vote on matters submitted to a shareholder vote with respect to the Rule 12b-1 Plan applicable to such class. All shareholders are entitled to receive dividends when and as declared by the Trustees from time to time and as further discussed in the Prospectuses.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable under the law of Massachusetts for acts or obligations of the Trust. To protect shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders for such acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required, by the Declaration of Trust, to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust cannot meet its obligations to indemnify shareholders and pay judgments against them from its assets.

DESCRIPTION OF THE FUNDS

The investment objectives listed below are fundamental objectives and therefore cannot be changed without the approval of shareholders.

MONEY MARKET FUNDS
-------------------

The TREASURY FUND, TAX-FREE MONEY MARKET FUND and OHIO TAX-FREE MONEY MARKET FUND may follow non-fundamental operational policies that are more restrictive than fundamental investment limitations, as set forth in this SAI in order to comply with applicable laws and regulations, including the provisions of and regulations under the Investment Company Act of 1940 ("1940 Act"). In particular, the funds will comply with the various requirements of Rule 2a-7, which regulates money market mutual funds. The funds will also determine the effective maturity of their investments, as well as their ability to consider a security as having received the requisite short-term ratings by a nationally recognized rating organization (NRSRO) according to Rule 2a-7. The funds may change these operational policies to reflect changes in the laws and regulations without the approval of shareholders.

The overall objective of the money market funds is to provide current income while preserving capital. The TREASURY FUND is a diversified fund and seeks current income consistent with maintaining stable principal. The TAX-FREE MONEY MARKET FUND is a diversified fund and seeks current income exempt from federal regular income tax consistent with maintaining stable principal. The OHIO TAX-FREE MONEY MARKET FUND is a non-diversified fund and seeks current income exempt from federal regular income tax and Ohio state personal income taxes consistent with maintaining stable principal. Specific information regarding the state of Ohio with respect to the OHIO TAX-FREE MONEY MARKET FUND and its non-diversified status is located on page 27.

BOND FUNDS
----------

The general goal of the bond funds is to provide current income by investing in choice fixed-income securities. The STRATEGIC INCOME FUND is a diversified fund and its investment objective is to generate high current income. The U.S. GOVERNMENT INCOME FUND is a diversified fund that seeks to provide current income. The INSURED TAX-FREE BOND FUND is a diversified fund that seeks to provide current income exempt from federal income tax by primarily purchasing insured municipal bonds. The fund's secondary objective is to achieve capital appreciation.

STOCK FUNDS
-----------

The overall objective of the stock funds is to maximize capital appreciation by investing in choice equity securities. The GROWTH EQUITY FUND and CAPITAL APPRECIATION FUND are both diversified funds that seek to maximize capital appreciation. The RELATIVE VALUE FUND is a diversified fund and its goal is to obtain the highest total return from income and capital appreciation. The STELLAR FUND is a diversified fund that seeks to maximize total returns that are derived from a combination of dividend income and capital appreciation. The INTERNATIONAL EQUITY FUND is a diversified fund and its investment objective is to achieve long-term capital appreciation. Specific information regarding international investments in the INTERNATIONAL EQUITY FUND is provided on page 28.

THE FUNDS' INVESTMENTS AND RISKS

The respective prospectuses describe the principal strategies and risks of each of the Funds. This section provides additional information regarding investments and transactions the Funds are permitted to make.

REPURCHASE AGREEMENTS

   Each fund (or underlying fund) may invest in repurchase agreements which are arrangements with banks, broker/dealers, and other recognized financial institutions to sell securities to the fund and agree to repurchase them at a mutually agreed upon time and price within one year from date of acquisition. The Funds or their custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from a fund, a fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a fund might be delayed pending court action. The Funds believe that under the regular procedures normally in effect for custody of the Funds' portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Funds and allow retention or disposition of such securities. The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to guidelines established by the Board of Trustees.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

   Each fund (or underlying fund) may purchase short-term obligations on a when-issued or delayed delivery basis. These transactions are arrangements in which a fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause a fund to miss a price or yield considered advantageous. Settlement dates may be a month or more after entering into these transactions and the market values of the securities purchased may vary from the purchase prices.

   A fund may dispose of a commitment prior to settlement if the investment adviser deems it appropriate to do so. In addition, a fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. A fund may realize short-term profits or losses upon the sale of such commitments.

   These transactions are made to secure what is considered to be an advantageous price or yield for the Funds. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of a fund sufficient to make payment for the securities to be purchased are segregated on a fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction is settled. The Funds do not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of their respective assets.

RESTRICTED AND ILLIQUID SECURITIES

   All of the Funds may invest in a limited amount of restricted securities. Restricted securities are securities that are thinly traded or whose resale is restricted by federal securities laws. Restricted securities are any securities in which the Funds may invest pursuant to their investment objective and policies but which are subject to restrictions on resale under federal securities laws. The Funds' Board of Trustees has established criteria that allows the adviser to consider certain restricted securities as liquid.

   The STRATEGIC INCOME FUND, U.S. GOVERNMENT INCOME FUND, GROWTH EQUITY FUND, RELATIVE VALUE FUND, STELLAR FUND, CAPITAL APPRECIATION FUND and INTERNATIONAL EQUITY FUND (via underlying funds) may invest in commercial paper issued in reliance on the exemption from registration afforded by
   Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
   Section 4(2) commercial paper is normally resold to other institutional investors like the funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity.

   The Trustees may consider the following criteria in determining the liquidity of certain restricted securities:

     o    the frequency of trades and quotes for the security;
     o the number of dealers willing to purchase or sell the security and the number of other potential buyers;
     o    dealer undertakings to make a market in the security; and
     o    the nature of the security and the nature of the marketplace trades.

OTHER INVESTMENT COMPANIES

   As an efficient means of carrying out their investment policies, each fund may invest in the securities of other investment companies. In addition, the CAPITAL APPRECIATION FUND may purchase shares of closed-end investment companies that invest in securities that approximate the composition of a stock index. A disadvantage to investing in other investment companies is that they also carry certain expenses such as management fees. As a result, any investment by a fund in shares of other investment companies may duplicate shareholder expenses.

U.S. GOVERNMENT OBLIGATIONS

   The STRATEGIC INCOME FUND, U.S. GOVERNMENT INCOME FUND, INSURED TAX-FREE BOND FUND, GROWTH EQUITY FUND, RELATIVE VALUE FUND, STELLAR FUND and CAPITAL APPRECIATION FUND may invest in U.S. government obligations. The types of U.S. government obligations in which these funds may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities are backed by the:

     o    full faith and credit of the U.S. Treasury;
     o    issuer's right to borrow from the U.S. Treasury;
     o discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or
     o    credit of the agency or instrumentality issuing the obligations.

   Examples of agencies and instrumentalities that may not always receive financial support from the U.S. government are:

     o   Federal Home Loan Banks;
     o   Federal National Mortgage Association;
     o   Student Loan Marketing Association; and
     o   Federal Home Loan Mortgage Corporation.

PRECIOUS METALS

   The STELLAR FUND may invest in precious metals as described in the prospectus. Precious metal securities of foreign issuers will not be aggregated with other international securities for purposes of calculating the fund's investments in international securities under the fund's investment allocation policy.

SHORT SELLING

   The STRATEGIC INCOME FUND and INTERNATIONAL EQUITY FUND (via underlying funds) may make short sales. Short sales are transactions where funds sell securities they don't own in anticipation of a decline in the market value of the securities. A fund must borrow the security to deliver it to the buyer. The fund is then obligated to replace the security borrowed at the market price at the time of replacement. Until the security is replaced, the fund is required to pay the lender any dividends or interest which accrue on the security during the loan period. To borrow the security, the fund also may be required to pay a premium, which would increase the cost of the security sold. To the extent necessary to meet margin requirements, the broker will retain proceeds of the short sale until the short position is closed out.

   Until the fund replaces a borrowed security in connection with a short sale, the fund will be required to maintain daily a segregated account, containing cash or U.S. government securities, at such a level that:

     O the amount deposited in the account plus the amount deposited with the broker as collateral will at all times equal at least 100% of the current value of the security sold short and
     O the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short.

   The funds may purchase call options to provide a hedge against an increase in the price of a security sold short by the funds. When a fund purchases call options, it has to pay a premium to the person writing the option and a commission to the broker selling the options. If the options are exercised by the fund, the premium and the commission paid may be more than the amount of the brokerage commission charged if the securities were to be purchased directly.

   As for the STRATEGIC INCOME FUND, the adviser anticipates that the frequency of short sales will vary substantially under different market conditions, and it does not intend that any specified portion of its assets, as a matter of practice, will be in short sales. However, as an operating policy which may be changed without shareholder approval, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the fund's net assets. The fund may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 2% of the value of the fund's net assets. The fund may not sell short the securities of any class of an issuer to the extent, at the time of the transaction, of more than 2% of the outstanding securities of that class.

   In addition to the short sales discussed above, the funds may also make short sales "against the box," a transaction in which a fund enters into a short sale of a security that the fund owns. A broker holds the proceeds of the short sale until the settlement date, at which time the fund delivers the security to close the short position. The fund receives the net proceeds from the short sale. The STRATEGIC INCOME FUND at no time will have more than 15% of the value of its net assets in deposits on short sales against the box.

   A fund will incur losses as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. Conversely, the fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the fund may be required to pay in connection with a short sale.

WARRANTS

   The STRATEGIC INCOME FUND, GROWTH EQUITY FUND, CAPITAL APPRECIATION FUND and INTERNATIONAL EQUITY FUND (via underlying funds) may invest in warrants. Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock. Warrants acquired in units or attached to securities may be deemed to be without value for purposes of this policy.

CONVERTIBLE SECURITIES

   The STRATEGIC INCOME FUND, GROWTH EQUITY FUND, RELATIVE VALUE FUND, STELLAR FUND and CAPITAL APPRECIATION FUND may invest in convertible securities. Convertible securities are fixed-income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock. These shares are converted at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

   Convertible bonds and convertible preferred stocks are fixed income securities that generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds of appropriate rating or comparable quality (as described in the prospectuses) that can be used, in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. In the case of liquidation, convertible securities are senior to equity securities and, therefore, have a claim to assets of the corporation prior to the common stockholders. However, convertible securities are generally subordinated to similar non-convertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality.

   A fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the adviser's opinion, the investment characteristics of the underlying common shares will assist the fund in achieving their investment objectives. Otherwise, the fund will hold or trade the convertible securities. In selecting convertible securities for the funds, the adviser evaluates the investment characteristics of the convertible security as a fixed income instrument and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

ZERO-COUPON SECURITIES

   The U.S. GOVERNMENT INCOME FUND, INSURED TAX-FREE BOND FUND, GROWTH EQUITY FUND, STELLAR FUND and CAPITAL APPRECIATION FUND may invest in zero-coupon securities. These funds may invest in zero coupon bonds in order to receive the rate of return through the appreciation of the bond. This application is extremely attractive in a falling rate environment as the price of the bond rises rapidly in value as opposed to regular coupon bonds. A zero coupon bond makes no periodic interest payments and the entire obligation becomes due only upon maturity.

   Zero-coupon convertible securities are debt securities, which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero-coupon convertible securities increases at a stated yield until the security reaches its face amount at maturity. Zero-coupon convertible securities are convertible into a specific number of shares of the issuer's common stock. In addition, zero- coupon convertible securities usually have put features that provide the holder with the opportunity to sell the bonds back to the issuer at a stated price before maturity.

   Generally, the price of zero-coupon securities is more sensitive to fluctuations in interest than are conventional bonds and convertible securities. In addition, federal tax law requires the holder of a zero-coupon security to recognize income from the security prior to the receipt of cash payments. To maintain their qualification as regulated investment companies and to avoid liability of federal income taxes, the funds will be required to distribute income accrued from zero-coupon securities which they own, and may have to sell portfolio securities (perhaps at disadvantageous times) in order to generate cash to satisfy these distribution requirements.

   Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of the fund may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.

   Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and have resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer of holder thereof), in trust on behalf of the owners thereof.

   In addition, the Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a fund will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidence of ownership of the underlying U.S. Treasury securities.

   When the holder has stripped debt obligations of their unmatured interest coupons, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

REAL ESTATE INVESTMENT TRUSTS

   The STRATEGIC INCOME FUND, GROWTH EQUITY FUND and STELLAR FUND may invest in equity or mortgage real estate investment trusts (REITs) that together produce income. A real estate investment trust is a managed portfolio of real estate investments. Regarding the funds' asset allocation policy, real estate of domestic issuers will not be considered domestic equity securities. REITs will be diversified by geographic location and by sector (such as shopping malls, apartment building complexes and health care facilities). An equity REIT holds equity positions in real estate and provides its shareholders with income from the leasing of its properties and capital gains from any sales of properties. A mortgage REIT specializes in lending money to developers of properties and passes any interest income earned to its shareholders.

   Risks associated with real estate investments include the fact that equity and mortgage real estate investment trusts are dependent upon management skill and are not diversified, and are, therefore, subject to the risk of financing single projects or unlimited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. Additionally, equity real estate investment trusts may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage real estate investment trusts may be affected by the quality of any credit extended. The investment adviser seeks to mitigate these risks by selecting real estate investment trusts diversified by sector (shopping malls, apartment building complexes and health care facilities) and geographic location.

OVER-THE-COUNTER OPTIONS

   The STRATEGIC INCOME FUND, INSURED TAX-FREE BOND FUND, GROWTH EQUITY FUND, STELLAR FUND, CAPITAL APPRECIATION FUND and INTERNATIONAL EQUITY FUND (via underlying funds) may generally purchase over-the-counter options on portfolio securities in negotiated transactions with the writers of the options when options on the portfolio securities held by these funds are not traded on an exchange. The funds purchase options only with investment dealers and other financial institutions (such as commercial banks or savings associations) deemed creditworthy by the investment adviser.

   Over-the-counter options are two-party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while over-the-counter options may not.

REVERSE REPURCHASE AGREEMENTS

   The TREASURY FUND, STRATEGIC INCOME FUND, INSURED TAX-FREE BOND FUND, GROWTH EQUITY FUND, RELATIVE VALUE FUND, STELLAR FUND, CAPITAL APPRECIATION FUND and INTERNATIONAL EQUITY FUND (via underlying funds) may enter into reverse repurchase agreements. This transaction is similar to borrowing cash. In a reverse repurchase agreement, a fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash and agrees that on a stipulated date in the future the fund will repurchase the portfolio instrument by remitting the original consideration, plus interest at an agreed upon rate.

   When effecting reverse repurchase agreements, liquid assets of a fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled. During the period any reverse repurchase agreements are outstanding, the fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements, but only to the extent necessary to assure completion of the reverse repurchase agreements. The use of reverse repurchase agreements may enable the fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the fund will be able to avoid selling portfolio instruments at a disadvantageous time.

INVESTMENTS IN CASH

   From time to time, such as when suitable municipal bonds are not available, the INSURED TAX-FREE BOND FUND may invest a portion of its assets in cash. Any portion of the fund's assets maintained in cash will reduce the amount of assets in municipal securities and thereby reduce the fund's yield.

LEVERAGE THROUGH BORROWING

   The STRATEGIC INCOME FUND, INSURED TAX-FREE BOND FUND and INTERNATIONAL EQUITY FUND (via underlying funds) may borrow money for investment purposes. This borrowing, which is known as leveraging, generally will be unsecured, except to the extent a fund enters into reverse repurchase agreements. The 1940 Act requires the funds to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the funds may be required to sell some of their portfolio holdings within three days to reduce the debt and restore the 300% asset coverage. However, it may be disadvantageous from an investment standpoint to sell securities at that time.

   Among the forms of borrowing in which a fund may engage is the entry into reverse repurchase agreements with banks, brokers or dealers. These transactions involve the transfer by a fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, a fund repurchases the security at an agreed-upon price. In certain types of agreements, there is no agreed upon repurchase date, and interest payments are calculated daily, often based on the prevailing U.S. government securities or other high-quality liquid debt securities at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the SEC. The SEC views reverse repurchase transactions as collateralized borrowings by a fund. These agreements, which are treated as if reestablished each day, are expected to provide a fund with a flexible borrowing tool.

   Borrowing by a fund creates an opportunity for increased net income, but at the same time, creates special risk considerations. For example, leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of a fund's portfolio. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a fund will have to pay, the fund's net income will be greater than if borrowing were not used.

   Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of a fund will be less than if borrowing were not used, and, therefore, the amount available for distribution to shareholders as dividends will be reduced. A fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

LENDING OF PORTFOLIO SECURITIES

    The STRATEGIC INCOME FUND, U.S. GOVERNMENT INCOME FUND, GROWTH EQUITY FUND, CAPITAL APPRECIATION FUND and INTERNATIONAL EQUITY FUND (via underlying funds) may lend portfolio securities to one-third of the value of their total assets, on a short- or long-term basis, to broker/dealers, banks or other institutional borrowers of securities. The collateral received when a fund lend portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the fund. During the time portfolio securities are on loan, the borrower pays the fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the fund or the borrower.
   A fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker.

   The fund would not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The fund will only enter into loan arrangements with broker/dealers, banks or other institutions that the investment adviser has determined are creditworthy under guidelines established by the fund's Board of Trustees. The fund must also receive collateral in the form of cash or U.S. government securities equal to at least 100% of the securities loaned at all times.

BANK INSTRUMENTS

   The RELATIVE VALUE FUND may invest in domestic bank obligations such as:

        O certificates of deposit,
        O demand and time deposits,
        O bankers' acceptances,
        O notes,
        O bonds, and
        O discount notes of the following U.S. government agencies or instrumentalities:
          (i)       Federal Home Loan Banks,
          (ii)      FNMA,
          (iii)     GNMA,
          (iv)      National Bank for Cooperatives,
          (v)       Banks for Cooperatives,
          (vi)      Tennessee Valley Authority,
          (vii)     Export-Import Bank of the United States,
          (viii)    Commodity Credit Corporation,
          (xi)      Federal Financing Bank,
          (x)       The Student Loan Marketing Association,
          (xi)      FHLMC, or
          (xii)     National Credit Union Administration.

   In addition to domestic bank obligations, the fund may invest in:

   O Eurodollar Certificates of Deposit issued by foreign branches of U.S. or foreign banks;
   O Eurodollar Time Deposits, which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks;
   O Canadian Time Deposits, which are U.S. dollar-denominated deposits issued by branches of major Canadian banks located in the United States; and O Yankee Certificates of Deposit, which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States.

MONEY MARKET SECURITIES

   The STRATEGIC INCOME FUND, GROWTH EQUITY FUND and CAPITAL APPRECIATION FUND may invest in U.S. dollar and foreign dollar short-term money market instruments. The U.S. GOVERNMENT INCOME FUND may invest in only U.S. short-term money market instruments. The short-term money market instruments include:

     O commercial paper rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody's, or F-1 or F-2 by Fitch. In the case where commercial paper has received different ratings from different rating services, such commercial paper is acceptable so long as at least one rating is in the two highest categories of the nationally recognized statistical rating organizations ("NRSROs") described above;
     O instruments of domestic and foreign banks and savings associations (such as certificates of deposit, demand and time deposits and bankers' acceptances) if they have capital, surplus, and undivided profits of over $100,000,000, or if BIF or SAIF insures the principal amount of the instrument. These instruments may include Eurodollar Certificates of Deposit, Yankee Certificates of Deposit, and Eurodollar Time Deposits;
     O obligations of the U.S. government or its agencies or instrumentalities; O repurchase agreements; and
     O other short-term instruments that are not rated but are determined by the investment adviser to be of comparable quality to the other obligations in which the funds may invest.

INVESTMENTS IN FOREIGN SECURITIES

   The STRATEGIC INCOME FUND, U.S. GOVERNMENT INCOME FUND, GROWTH EQUITY FUND, RELATIVE VALUE FUND, STELLAR FUND, CAPITAL APPRECIATION FUND and INTERNATIONAL EQUITY FUND (via underlying funds) may invest in foreign securities.

   The types of international securities in which the GROWTH EQUITY FUND, STELLAR FUND and CAPITAL APPRECIATION FUND may invest include other investment companies that invest primarily in international securities. The international securities include equity securities of non-U.S. companies and corporate and government fixed-income securities denominated in currencies other than U.S. dollars. The international equity securities may be traded domestically or abroad through various stock exchanges, American Depositary Receipts or International Depositary Receipts (ADRs or IDRs). The international fixed-income securities include ADRs, IDRs, and government securities of other nations and must be rated Baa or better by Moody's or BBB or better by S&P. If the securities are unrated, the adviser must determine that they are of similar quality to the rated securities before a fund may invest in them.

   Although considered separate securities categories for purposes of the STELLAR FUND'S investment policies, the fund's investment in money market securities issued by foreign banks and in international securities could result in up to 50% of the fund's net assets being invested in securities of foreign issuers. In addition, the fund's investment in precious metals securities of foreign issuers, when aggregated with the above, could result in greater than 50% of the fund's net assets being invested in securities of foreign issuers. The GROWTH EQUITY FUND and CAPITAL APPRECIATION FUND do not intend to invest more than 10% of their respective assets in international securities

   INVESTMENT RISKS OF FOREIGN SECURITIES

     Investments in foreign securities involve special risks that differ from those associated with investments in domestic securities. The risks associated with investments in foreign securities relate to political and economic developments abroad, as well as those that result from the differences between the regulation of domestic securities and issuers and foreign securities and issuers. These risks may include, but are not limited to, expropriation, confiscatory taxation, currency fluctuations, withholding taxes on interest, limitations on the use or transfer of fund assets, political or social instability and adverse diplomatic developments. In addition, there are restrictions on foreign investments in other jurisdictions and there tends to be difficulty in obtaining judgments from abroad and effecting repatriation of capital invested abroad. Delays could occur in settlement of foreign transactions, which could adversely affect shareholder equity. Moreover, individual foreign economies may differ favorably or unfavorably from the domestic economy in such respects as growth of gross national product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

     Investing in foreign securities can carry higher returns and risks than those associated with domestic investments. Foreign securities may be denominated in foreign currencies. Therefore, the value in U.S. dollars of a fund's assets and income may be affected by changes in exchange rates and regulations. Although the funds value their assets daily in U.S. dollars, they will not convert their holdings of foreign currencies to U.S. dollars daily. When a fund converts its holdings to another currency, it may incur currency conversion costs. Foreign exchange dealers realize a profit on the difference between the prices at which they buy and sell currencies.

     Other differences between investing in foreign companies and the U.S. include:

     O    information is less publicly available
     O there is a lack of uniform financial accounting standards applicable to foreign companies
     O    market quotations are less readily available
     O there are differences in government regulation and supervision of foreign securities exchanges, brokers, listed companies and banks
     O    there is generally a lower foreign securities market volume
     O    it is likely that foreign securities may be less liquid or more volatile
     O    there are generally higher foreign brokerage commissions
     O there may be difficulties in enforcing contractual obligations or obtaining court judgments abroad because of differences in the legal systems
     O    the mail service between countries may be unreliable
     O there are political or financial changes that adversely affect investments in some countries.

   INVESTMENT RISKS OF U.S. GOVERNMENT POLICIES REGARDING INVESTMENTS ABROAD

     In the past, U.S. government policies have discouraged or restricted certain investments abroad. Although the funds are unaware of any current restrictions that would materially adversely affect their ability to meet their investment objectives and policies, investors are advised that these U.S. government policies could be reinstituted.

FOREIGN CURRENCY TRANSACTIONS

   The STRATEGIC INCOME FUND may use foreign currency transactions to settle securities transactions. Currency transactions may be conducted either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts (see below). Because foreign securities may be denominated in foreign currencies, changes in foreign currency exchange rates could affect the fund's net asset value, the value of interest earned, gains and losses realized on the sale of securities, and net investment income and capital gain. If the value of a foreign currency rises against the U.S. dollar, the value of an underlying fund's assets denominated in that currency will increase. If the value of the foreign currency declines against the U.S. dollar, the value of the underlying fund assets denominated in that currency decrease. Foreign currency transactions may be used to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. However, these transactions may limit potential gains that might result from an increase in the value of the currency and could cause losses.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

   The STRATEGIC INCOME FUND may engage in forward foreign currency exchange contracts, which are obligations to purchase or sell an amount of a particular currency at a specific price and on a future date agreed upon by the parties. The fund may be able to protect against the decline of a particular foreign currency be entering into a forward contract to sell an amount of the currency at an approximated value of all or a portion of the assets in that currency. However, this type of short-term hedging strategy is very uncertain due to the difficulties of predicting short-term currency market movement and of precisely matching forward contract amounts with the constantly changing value of the securities involved.

   Also, although the fund may purchase and write put and call options on foreign currencies to protect against decline, those transactions involve a degree of risk. For instance, the fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates that would cause the fund to incur losses.

   Generally, no commission charges or deposits are involved. At the time the fund enters into a forward contract, fund assets with a value equal to the fund's obligation under the forward contract are segregated on the fund's records and are maintained until the contract has been settled. The fund will not enter into a forward contract with a term of more than one year.
   The fund will generally enter into a forward contract to provide the proper currency to settle a securities transaction at the time the transaction occurs ("trade date"). The period between the trade date and settlement date will vary between 24 hours and 30 days, depending upon local custom.

   Although the adviser will consider the likelihood of changes in currency values when making investment decisions, the adviser believes that it is important to be able to enter into forward contracts when it believes the interests of the fund will be served. The fund will not enter into forward contracts for hedging purposes in a particular currency in an amount in excess of the fund's assets denominated in that currency.

OPTIONS TRANSACTIONS

   The STRATEGIC INCOME FUND, U.S. GOVERNMENT INCOME FUND, GROWTH EQUITY FUND, STELLAR FUND and CAPITAL APPRECIATION FUND may engage in options transactions. These funds may purchase and sell options both to increase total returns and to hedge against the effect of changes in the value of portfolio securities.

   The funds may write (sell) covered call options and covered put options.
   (The STRATEGIC INCOME FUND may only write covered call and put options to the extent of 20% of the value of its net assets at the time such option contracts are written.) By writing a call option, a fund become obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price. By writing a put option, a fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised.

   All options written by the funds must be "covered" options. This means that, so long as a fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or in the case of call options on U.S. Treasury bills, substantially similar securities) or have the right to obtain such securities without payment of further consideration (or have segregated cash in the amount of an additional consideration).

   The funds will be considered "covered" with respect to a put option they write if, so long as it is obligated as the writer of the put option, they deposit and maintain with their custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option. (In the case of the STELLAR FUND, the aggregate value of the obligations underlying the puts will not exceed 50% of the fund's net assets.)

   The principal reason for writing call or put options is to manage price volatility (or risk). In addition, the funds will attempt to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The funds receive a premium from writing a call or put option that they retain whether or not the option is exercised. By writing a call option, a fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option, the fund might become obligated to purchase the underlying security for more than the current market price upon exercise. A fund will write put options only on securities which the fund wishes to have in its portfolio and where the fund has determined, as an investment consideration, that it is willing to pay the exercise price of the option.

   Investments in put and call options may not exceed 5% of a fund's assets, represented by the premium paid, and will only relate to specific securities (or groups of specific securities) in which the fund may invest. The fund may purchase put and call options for the purpose of offsetting previously written put and call options of the same series. If a fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Put options may also be purchased to protect against price movement in particular securities in the fund's portfolio. A put option gives a fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. A fund will purchase options only to the extent permitted by the policies of state securities authorities in states where shares of the fund are qualified for offer and sale.

FUTURES AND OPTIONS TRANSACTIONS

   The STRATEGIC INCOME FUND, U.S. GOVERNMENT INCOME FUND, INSURED TAX-FREE BOND FUND, GROWTH EQUITY FUND, CAPITAL APPRECIATION FUND and INTERNATIONAL EQUITY FUND (via underlying funds) may invest in futures and options transactions as a means of reducing fluctuations in the funds' net asset value. These funds may attempt to hedge all or a portion of their portfolios by buying and selling futures contracts and options on futures contracts, and buying put and call options on securities indices. The funds may also purchase put options on portfolio securities to hedge a portion of their portfolio investments. The funds will maintain positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed or have expired. An option position on futures contracts may be closed out over-the-counter or on a nationally recognized exchange which provides a secondary market for options of the same series.

   FUTURES CONTRACTS

     The funds may purchase and sell futures contracts to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions without necessarily buying or selling the securities. Although some futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other futures contracts by their terms call for cash settlements.

     A futures contract is a firm commitment by two parties: the seller, who agrees to make delivery of the specific type of security called for in the contract ("going short") and the buyer, who agrees to take delivery of the securities ("going long") at a certain time in the future. For example, in the fixed income securities market, prices move inversely to interest rates. A rise in rates means a drop in price. Conversely, a drop in rates means a rise in price. To hedge their holdings or fixed income securities against a rise in market interest rates, a fund could enter into contracts to deliver securities at a predetermined price (i.e., "go short"). Going short protects the funds against the possibility that the prices of their fixed income securities may decline during the funds' anticipated holding period. A fund would "go long" (agree to purchase securities in the future at a predetermined price) to hedge against a decline in market interest rates.

     Stock index futures contracts are based on indices that reflect the market value of common stock of the firms included in the indices. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the differences between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.

   "MARGIN" IN FUTURES TRANSACTIONS

     The STRATEGIC INCOME FUND, U.S. GOVERNMENT INCOME FUND, INSURED TAX-FREE BOND FUND, GROWTH EQUITY FUND, CAPITAL APPRECIATION FUND and INTERNATIONAL EQUITY FUND (via underlying funds) and may engage in margin in futures transactions. Unlike the purchase or sale of a security, the funds do not pay or receive money upon the purchase or sale of a futures contract. Rather, a fund is required to deposit an amount of "initial margin" in cash, U.S. government securities or highly liquid debt securities with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions. Initial margin in futures transactions does not involve the borrowing of funds by the fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

     A futures contract held by a fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the fund but is instead settlement between the fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, the fund will mark to market its open futures position.

     A fund is also required to deposit and maintain margins when it writes call options on futures contracts. When a fund purchase futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the fund's custodian (or the broker, if legally permitted). The cash is segregated to provide collateral and to insure that the use of the futures contracts is not leveraged.

     Regarding INSURED TAX-FREE BOND FUND, to the extent required to comply with CFTC Regulation 4.5 and thereby avoid status as a "commodity pool operator," the fund will not enter into a futures contract for other than bona fide hedging purposes. The fund will also not purchase an option on a futures contract if immediately thereafter the initial margin deposits for futures contracts held by the fund, plus premiums paid by it for open options on futures contracts, would exceed 5% of the market value of the fund's net assets after taking into account the unrealized profits and losses on those contracts it has entered into. In the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%.

     Second, INSURED TAX-FREE BOND FUND will not enter into these contracts for speculative purposes; rather, these transactions are entered into only for bona fide hedging purposes, or other permissible purposes pursuant to regulations promulgated by the CFTC. Third, since the fund does not constitute a commodity pool, it will not market itself as such, nor serve as a vehicle for trading in commodity futures or commodity options markets. Finally, because the fund will submit to the CFTC special calls for information, the fund will not register as a commodities pool operator.

   PUT OPTIONS ON FUTURES CONTRACTS

     The STRATEGIC INCOME FUND, U.S. GOVERNMENT INCOME FUND, INSURED TAX-FREE BOND FUND, GROWTH EQUITY FUND, CAPITAL APPRECIATION FUND and INTERNATIONAL EQUITY FUND (via underlying funds) may purchase listed put options on futures contracts to protect portfolio securities against decreases in value resulting from market factors, such as an anticipated increase in interest rates or decrease in stock prices. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.

     Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, a the fund will normally close out its options by selling an identical option. If the hedge is successful, the proceeds received by the fund upon the sale of the second option will be large enough to offset both the premium paid by the fund for the original option plus the decrease in value of the hedged securities.

     Alternatively, a fund may exercise its put options to close out the position. To do so, it would simultaneously enter into futures contracts of the type underlying the options (for a price less than the strike price of the option) and exercise the options. The fund would then deliver the futures contract in return for payment of the strike price. If the fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.

     The INSURED TAX-FREE BOND FUND may write listed put options on futures contracts to hedge its portfolio against a decrease in market interest rates. The fund will use these transactions to attempt to protect its ability to purchase portfolio securities in the future at price levels existing at the time it enters into the transaction. When the fund writes (sells) a put on a futures contract, it receives a cash premium in exchange for granting to the purchaser of the put the right to receive from the fund, at the strike price, a short position in the futures contract. (The fund undertakes the obligation to assume a long futures position.) This is done even though the strike price upon exercise of the option is greater than the value of the futures position received by such holder. As market interest rates decrease, the market price of the underlying futures contract normally increases. As the market value of the underlying futures contract increases, the buyer of the put option has less reason to exercise the put because the buyer can sell the same futures contract at a higher price in the market. If the value of the underlying futures position is not such that exercise of the option would be profitable to the option holder, the option will generally expire without being exercised. The premium received by the fund can then be used to offset the higher prices of portfolio securities to be purchased in the future.

     To avoid the exercise of an option sold by the INSURED TAX-FREE BOND FUND, the general policy of the fund is to cancel its obligations under an option by entering into a closing purchase transaction, if available. However, if the fund determines that it is in its best interest to deliver the underlying futures position, the fund will not cancel its option obligations. A closing purchase transaction consists of the purchase by the fund of an option having the same term as the option sold by the fund, and has the effect of canceling the fund's position as a seller. The premium paid by the fund in executing a closing purchase transaction may be higher than the premium received when the option was sold depending, in large part, upon the relative price of the underlying futures position at the time of each transaction. If the hedge is successful, the cost of buying the second option will be less than the premium received by the fund for the initial option.

   CALL OPTIONS ON FUTURES CONTRACTS

     In addition to purchasing put options on futures, the STRATEGIC INCOME FUND, U.S. GOVERNMENT INCOME FUND, INSURED TAX-FREE BOND FUND, GROWTH EQUITY FUND, CAPITAL APPRECIATION FUND and INTERNATIONAL EQUITY FUND (via underlying funds) may write listed call options on futures contracts to hedge their portfolios. When a fund writes call options on futures contracts, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the options if the options are exercised. As market interest rates rise, causing the prices of futures to go down, the fund's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of the fund's call option position to increase.

     In other words, as the underlying futures price goes down below the strike price, the buyer of the option has no reason to exercise the call, so the fund keeps the premium received for the option. This premium can substantially offset the drop in value of the fund's fixed income or indexed portfolio that is occurring as interest rates rise.

     Prior to the expiration of a call written by a fund, or exercise of it by the buyer, the fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by the fund for the initial option. The net premium income of the fund will then substantially offset the decrease in value of the hedged securities.

     A fund will not maintain open positions in futures contracts it has sold or call options it has written if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of their securities portfolio, plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

     An additional way in which the INSURED TAX-FREE BOND FUND may hedge against decreases in market interest rates is to buy a listed call option on a futures contract. The fund will use these transactions to attempt to protect its ability to purchase portfolio securities in the future at price levels existing at the time it enters into the transaction. When the fund purchases a call on a futures contract, it receives the right (but not the obligation) to enter into the underlying futures contract at a strike price determined at the time the call was purchased. The fund is able to do this regardless of the comparative market value of the futures position at the time that the option is exercised. The holder of a call option has the right to receive a long (or buyer's) position in the underlying futures contract. As market interest rates fall or stock prices increase, the value of the underlying futures contract will normally increase, resulting in an increase in value of the fund's option position. When the market price of the underlying futures contract increases above the strike price plus premium paid, the fund could exercise its option and buy the futures contract below market price. Prior to the exercise or expiration of the call option, the fund could sell an identical call option and close out its position. If the premium received upon selling the offsetting call is greater than the premium originally paid, the fund has completed a successful hedge.

   CALL OPTIONS ON STOCK INDEX FUTURES CONTRACTS

     In addition to writing call options on futures contracts, the STRATEGIC INCOME FUND, GROWTH EQUITY FUND, CAPITAL APPRECIATION FUND and INTERNATIONAL EQUITY FUND (via underlying funds) may write listed and over-the-counter call options on stock index futures contracts (including cash-settled stock index options) to hedge their portfolio against a decrease in stock prices. When a fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As stock prices fall, causing the prices of futures to go down, a fund's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of the fund's call option position to increase.

   STOCK INDEX OPTIONS

     The STRATEGIC INCOME BOND FUND, GROWTH EQUITY FUND, CAPITAL APPRECIATION FUND and INTERNATIONAL EQUITY FUND (via underlying funds) may write (sell), and may purchase, put options on stock indices listed on national securities exchanges or traded in the over-the-counter market. A stock index fluctuates with changes in the market value of the stocks listed in the index.

     When a fund write options, an amount equal to the net premium received by the fund is included in the liability section of the fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the options written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the fund enters into a closing purchase transaction, the fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated.

     The purchase of a put option would entitle a fund, in exchange for the premium paid, to sell the underlying securities at a specified price during the option period. The purchase of such puts is designed merely to offset or hedge against a decline in the market value of an index. A fund would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price.

     The effectiveness of writing or purchasing stock index options will depend upon the extent to which price movements in the fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a fund will realize a gain or loss from the purchase of the option on an index generally depends upon movements in the level of stock prices in the stock market. In the case of certain indices, gain or loss depends upon movement of stock prices in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by a fund of options on stock indices will be subject to the ability of the adviser to predict correctly movements in the directions of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual stocks.

   PURCHASING PUT OPTIONS ON PORTFOLIO SECURITIES

     The INSURED TAX-FREE BOND FUND, U.S. GOVERNMENT INCOME FUND and INTERNATIONAL FUND (via underlying funds) may purchase put options on portfolio securities to protect against price movements in their funds' portfolio securities. A put option gives a fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option.

   PURCHASING CALL OPTIONS ON PORTFOLIO SECURITIES

     The INTERNATIONAL EQUITY FUND (via underlying funds) may purchase call options on portfolio securities to protect against price movements in the fund's portfolio securities. A call option gives the underlying fund, in return for a premium, the right (but not the obligation) to buy the underlying securities from the seller at a specified price during the term of the option.

   WRITING COVERED PUT AND CALL OPTIONS ON PORTFOLIO SECURITIES

     The U.S. GOVERNMENT INCOME FUND may write covered call options to generate income. As writer of a call option, the fund has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price. The fund may only sell call options either on securities held in its portfolio or on securities, which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any additional consideration).

     The INTERNATIONAL EQUITY FUND (via underlying funds) may write covered put and call options to generate income and thereby protect against price movements in particular securities in the underlying funds' portfolios. As the writer of a call option, an underlying fund has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price. Where an underlying fund writes a put option on a futures contract, it is undertaking to buy a particular futures contract at a fixed price at any time during a specified period if the option is exercised.

     An underlying fund may only write call options either on securities held in its portfolio or on securities, which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any additional consideration). In the case of put options, the underlying fund will segregate cash, U.S. Treasury obligations or liquid securities with a value equal to or greater than the exercise price of the underlying securities.

   RISKS

     When a fund uses futures and options on futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the fund's portfolio. This may cause the futures contract and any related options to react differently to market changes than the portfolio securities. In addition, the adviser could be incorrect in its expectations about the direction or extent of market factors such as interest rate movements. In these events, a fund may lose money on the futures contract or option.

     It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the adviser will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. A fund's ability to establish and close out futures and options positions depends on this secondary market. The inability to close these positions could have an adverse effect on the fund's ability to hedge its portfolio.

     To minimize risks, a fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets after taking into account the unrealized profits and losses on those contracts it has entered into. In the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%.

     When a fund purchases futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the fund's custodian (or the broker, if legally permitted). The cash is segregated to provide collateral and to insure that the use of the futures contracts is not leveraged. When a fund sells futures contracts, they will either own or have the right to receive the underlying future or security, or will make deposits to collateralize the position as discussed above.

MORTGAGE-BACKED SECURITIES

   The STRATEGIC INCOME FUND, GROWTH EQUITY FUND, STELLAR FUND and U.S. GOVERNMENT INCOME FUND may invest in mortgage-backed securities. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. There are currently three basic types of mortgage-backed securities:

     1. Those issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC");
     2. Those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and
     3. Those issued by private issuers that represent an interest in or are collateralized by whole loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.

   Mortgage-backed securities generally pay back principal and interest over the life of the security. At the time a fund reinvests the payments and any unscheduled prepayments of principal received, the fund may receive a rate of interest which is actually lower than the rate of interest paid on these securities ("prepayments risks"). Mortgage-backed securities are subject to higher prepayment risks than most other types of debt instruments with prepayment risks because the underlying mortgage loans may be prepaid without penalty or premium. Prepayment risk on mortgage-backed securities tends to increase during periods of declining mortgage interest rates because many borrowers refinance their mortgages to take advantage of the more favorable rates. Prepayments on mortgage-backed securities are also affected by other factors, such as the frequency with which people sell their homes or elect to make unscheduled payments on their mortgages.

ADJUSTABLE RATE MORTGAGE SECURITIES ("ARMS")

   The GROWTH EQUITY FUND, STRATEGIC INCOME FUND, STELLAR FUND and U.S. GOVERNMENT INCOME FUND may invest in ARMS. ARMS are actively traded, mortgage-backed securities representing interests in adjustable rather than fixed interest rate mortgages. These funds invest in ARMS issued by GNMA, FNMA, and FHLMC. The underlying mortgages which collateralize ARMS issued by GNMA are fully guaranteed by the Federal Housing Administration or Veterans Administration, while those collateralizing ARMS issued by FHLMC or FNMA are typically conventional residential mortgages conforming to strict underwriting size and maturity constraints.

   Unlike conventional bonds, ARMS pay back principal over the life of the ARMS rather than at maturity. Thus, holders of the ARMS, would receive monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing payments on the underlying mortgages. At the time that a holder of the ARMS reinvests the payments and any unscheduled prepayments of principal that it receives, the holder may receive a rate of interest which is actually lower than the rate of interest paid on the existing ARMS. As a consequence, ARMS may be a less effective means of "locking in" long-term interest rates than other types of U.S. government securities.

   Not unlike other U.S. government securities, the market value of ARMS will generally vary inversely with changes in market interest rates. Thus, the market value of ARMS generally declines when interest rates rise and generally rises when interest rates decline.

   While ARMS generally entail less risk of a decline during periods of rapidly rising rates, ARMS may also have less potential for capital appreciation than other similar investments (e.g., investments with comparable maturities) because as interest rates decline, the likelihood increases that mortgages will be prepaid. Furthermore, if ARMS are purchased at a premium, mortgage foreclosures and unscheduled principal payments may result in some loss of a holder's principal investment to the extent of the premium paid. Conversely, if ARMS are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal would increase current and total returns and would accelerate the recognition of income, which would be taxed as ordinary income when distributed to shareholders.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS")

   The STRATEGIC INCOME FUND, GROWTH EQUITY FUND, STELLAR FUND and U.S. GOVERNMENT INCOME FUND may invest in CMOs. CMOs are debt obligations collateralized by mortgage loans or mortgage-backed securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but may be collateralized by whole loans or private mortgage-backed securities.
   The funds will invest only in CMOs rated AAA by a nationally recognized rating organization (NRSRO) and which may be:

   (a) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;
   (b) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; or
   (c) privately issued securities in which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest are supported by the credit of an agency or instrumentality of the U.S. government.

   The following example illustrates how mortgage cash flows are prioritized in the case of CMOs--most of the CMOs in which the funds invest use the same basic structure:

   (a) Several classes of securities are issued against a pool of mortgage collateral. The most common structure contains four classes of securities. The first three (A, B, and C bonds) pay interest at their stated rates beginning with the issue date. The final class (Z bond) typically receives any excess income from the underlying investments after payments are made to the other classes and receives no principal or interest payments until the shorter maturity classes have been retired. The Z bond class then receives all remaining principal and interest payments.
   (b) The cash flows from the underlying mortgages are applied first to pay interest and then to retire securities.
   (c) The classes of securities are retired sequentially. All principal payments are directed first to the shortest-maturity class (or A bond). When those securities are completely retired, all principal payments are then directed to the next-shortest-maturity security (or B bond). This process continues until all of the classes have been paid off.

   Because the cash flow is distributed sequentially instead of pro-rata, as with pass-through securities, the cash flows and average lives of CMOs are more predictable, and there is a period of time during which the investors in the longer-maturity classes receive no principal paydowns.

ASSET-BACKED SECURITIES

   The GROWTH EQUITY FUND, STRATEGIC INCOME FUND, STELLAR FUND and U.S. GOVERNMENT INCOME FUND may invest in asset-backed securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that generally are not mortgage loans or interests in mortgage loans. These funds may invest in asset-backed securities rated AAA by an NRSRO including, but not limited to, interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables, equipment leases, manufactured housing (mobile home) leases or home equity loans. These securities may be in the form of pass-through instruments or asset-backed bonds. The securities are issued by non-governmental entities and carry no direct or indirect government guarantee.

INVESTMENT RISKS OF MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

   Mortgage-backed and asset-backed securities generally pay back principal and interest over the life of the security. At the time a fund reinvests the payments and any unscheduled prepayments of principal received, the fund may receive a rate of interest which is actually lower than the rate of interest paid on these securities ("prepayment risks"). Mortgage-backed and asset-backed securities are subject to higher prepayment risks than most other types of debt instruments with prepayment risks because the underlying mortgage loans or the collateral supporting asset-backed securities may be prepaid without penalty or premium. Prepayment risks on mortgage-backed securities tend to increase during periods of declining mortgage interest rates because many borrowers refinance their mortgages to take advantage of the more favorable rates. Prepayments on mortgage-backed securities are also affected by other factors, such as the frequency with which people sell their homes or elect to make unscheduled payments on their mortgages. Although asset-backed securities generally are less likely to experience substantial prepayments than are mortgage-backed securities, certain of the factors that affect the rate of prepayments on mortgage-backed securities also affect the rate of prepayments on asset-backed securities.

   While mortgage-backed securities generally entail less risk of a decline during periods of rapidly rising interest rates, mortgage-backed securities may also have less potential for capital appreciation than other similar investments (e.g., investments with comparable maturities) because as interest rates decline, the likelihood increases that mortgages will be prepaid. Furthermore, if mortgage-backed securities are purchased at a premium, mortgage foreclosures and unscheduled principal payments may result in some loss of a holder's principal investment to the extent of the premium paid. Conversely, if mortgage-backed securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal would increase current and total returns and would accelerate the recognition of income, which would be taxed as ordinary income when distributed to shareholders.

   Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by motor vehicle installment purchase obligations permit the servicer of such receivables to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Further, if a vehicle is registered in one state and is then re-registered because the owner and obligor moves to another state, such re-registration could defeat the original security interest in the vehicle in certain cases. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

MUNICIPAL SECURITIES

   The TAX -FREE MONEY MARKET FUND, OHIO TAX-FREE MONEY MARKET FUND and INSURED TAX-FREE BOND FUND invest primarily in municipal securities. Municipal securities are debt obligations issued by or on behalf of states, territories, and possessions of the United States, including the District of Columbia, and any political subdivisions or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from federal regular income tax ("Municipal Securities").

   Municipal Securities are generally issued to finance public works such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, street, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

   Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

   The two principal classifications of Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

   The TAX-FREE MONEY MARKET FUND and OHIO TAX-FREE MONEY MARKET FUND invest in Municipal Securities with remaining maturities of 397 days or less at the time of purchase by a fund.

   The INSURED TAX-FREE BOND FUND may invest in, but is not limited to, the following types of Municipal Securities:

     O industrial development bonds;
     O municipal notes and bonds;
     O serial notes and bonds sold with a series of maturity dates;
     O tax anticipation notes and bonds sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date;
     O bond anticipation notes sold in anticipation of the issuance of longer-
       term bonds in the future;
     O prerefunded municipal bonds refundable at a later date (payment of principal and interest on prerefunded bonds are assured through the first call date by the deposit in escrow of U.S. government securities); and
     O general obligation bonds secured by a municipality's pledge of taxation.

   CHARACTERISTICS

     When determining whether a Municipal Security presents minimal credit risks, the investment adviser considers the creditworthiness of the issuer of a Municipal Security, the issuer of a demand feature if a fund has the unconditional right to demand payment from the issuer of the interest, or the credit enhancer of payment by either of those issuers. A fund is not required to sell a Municipal Security if the security's rating is reduced below the required minimum subsequent to the fund's purchase of the security. The Trustees and the investment adviser consider this event, however, in the determination of whether a fund should continue to hold the security in its portfolio. If ratings made by Moody's Investors
     Service, Inc., Standard & Poor's Ratings Group, or Fitch Investors Service, Inc., change because of changes in those organizations or in their rating systems, the funds will try to use comparable ratings as standards in accordance with the investment policies described in the funds' prospectuses.

     Regarding the INSURED TAX-FREE BOND FUND, securities rated Baa or BBB by an NRSRO have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher rated bonds. If any security invested in by the fund loses its rating or has its rating reduced after the fund has purchased it, the fund is not required to sell or otherwise dispose of the security, but may consider doing so.

     There are no restrictions on the maturity of municipal securities in which the fund may invest. The fund will seek to invest in Municipal Securities of such maturities as the investment adviser believes will produce current income consistent with prudent investment. The investment adviser will also consider current market conditions and the cost of the insurance obtainable on such securities.

   PARTICIPATION INTERESTS

     The financial institutions from which the tax-free funds purchase participation interests frequently provide or secure from other financial institutions irrevocable letters of credit or guarantees and give the funds the right to demand payment on specified notice (normally within 7 days for the money market fundsand 30 days for the bond fund) from the issuer of the letter of credit or guarantee. These financial institutions may charge certain fees in connection with their repurchase commitments, including a fee equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the participation interests were purchased by a fund. By purchasing participation interests, the fund is buying a security meeting its quality requirements and is also receiving the tax-free benefits of the underlying securities.

     In the acquisition of participation interests, the investment adviser will consider the following quality factors:

     o a high-quality underlying municipal security (of which the fund takes possession);
     o  a high-quality issuer of the participation interest; or
     o a guarantee or letter of credit from a high-quality financial institution supporting the participation interest.

   MUNICIPAL LEASES

     The TAX-FREE MONEY MARKET FUND, OHIO TAX-FREE MONEY MARKET FUND and INSURED TAX-FREE BOND FUND may purchase Municipal Securities in the form of participation interests that represent an undivided proportional interest in lease payments by a governmental or nonprofit entity. The lease payments and other rights under the lease provide for and secure payments on the certificates. Municipal charters or the nature of the appropriation for the lease may limit lease obligations. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the participants cannot accelerate lease obligations upon default. The participants would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, unless the participation interests are credit enhanced, it is unlikely that the participants would be able to obtain an acceptable substitute source of payment.

     Municipal leases may be considered illiquid so the adviser must carefully examine the liquidity of the lease before investing. The adviser considers:

     1.   whether the lease can be terminated by the lessee;
     2. the potential recovery, if any, from a sale of the leased property if the lease was terminated;
     3.   the lessee's general credit strength;
     4. the possibility that the lessee will discontinue appropriating funding for the lease property because the property is no longer deemed essential to its operations; and
     5. any credit enhancement or legal recourse provided upon an event of nonappropriation or other termination of the lease.

   RATINGS
     The securities in which the TAX-FREE MONEY MARKET FUND and OHIO TAX-FREE MONEY MARKET FUND are permitted to invest are rated in the highest short-term rating category by one or more ("NRSROs"). A NRSRO's highest rating category is determined without regard for sub-categories and gradations. For example, securities rated A-1 or A-1+ by Standard & Poor's Ratings Group ("S&P"), Prime-1 by Moody's Investors Service, Inc. ("Moody's"), or F-1 (+ or -) by Fitch Investors Service, Inc. ("Fitch") are all considered rated in the highest short-term rating category. The funds will follow applicable regulations in determining whether a security rated by more than one NRSRO can be treated as being in the highest short-term rating category. Additionally, the funds may purchase unrated securities which are determined to be of comparable quality of securities rated in the highest short-term rating category by NRSRO's and which are otherwise eligible for purchase by the funds.

     The funds may also purchase bonds which have no short-term ratings but which have long-term ratings by NRSROs in the two highest ratings categories. The funds have the ability but no present intention of investing in Municipal Securities that are rated MIG2 or VMIG2 by Moody's, F-2 by Fitch, or A-2 or SP-2 by S&P and tax-exempt commercial paper that is rated P-2 by Moody's, A-2 by S&P, or F-2 by Fitch, or securities which are not rated but are deemed to be of comparable quality. Shareholders of the funds will be notified should the funds decide to invest in these securities.

   CREDIT ENHANCEMENT

     Some of the investments of the TAX-FREE MONEY MARKET FUND and OHIO TAX-FREE MONEY MARKET FUND may be credit enhanced by a guaranty, letter of credit or insurance. Any bankruptcy, receivership, default or change in the credit quality of the credit enhancer will adversely affect the quality and marketability of the underlying security and could cause losses to a fund and affect its share prices. The funds may have more than 25% of their respective total assets invested in securities credit-enhanced by banks. The funds typically evaluate the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement, rather than the issuer.

   DEMAND FEATURES

     The TAX-FREE MONEY MARKET FUND and OHIO TAX-FREE MONEY MARKET FUND may purchase securities subject to puts and standby commitments which allow them to purchase securities at their principal amount within a fixed period of time following a demand by the funds. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party and may not be separated from the underlying security. These arrangements provide the funds with liquidity, but do not protect the funds against changes in the market value of the securities.
     If the issuer of the demand feature enters bankruptcy, receivership or some other event terminates the demand feature before its exercise, the liquidity of the underlying security will be adversely affected. Demand features that are exercisable after payment default on the underlying security may be treated as a form of credit enhancement.

   VARIABLE RATE MUNICIPAL SECURITIES

     The INSURED TAX-FREE BOND FUND may purchase some municipal securities with variable interest rates. Variable interest rates are ordinarily stated as a percentage of the prime rate of a bank or some similar standard, such as the 91-day U.S. Treasury bill rate. Variable interest rates are adjusted on a periodic basis (i.e., every 30 days). Many variable rate municipal securities are subject to payment of principal on demand by the fund, usually in not more than seven days. If a variable rate municipal security does not have this demand feature, or the demand feature extends beyond seven days and the adviser believes the security cannot be sold within seven days, the adviser may consider the security to be illiquid. However, the fund's investment limitations provide that it will not invest more than 15% of its net assets in illiquid securities. All variable rate municipal securities will meet the quality standards for the fund. The adviser has been instructed by the Trustees to monitor the pricing quality and liquidity of the variable rate municipal securities, including participation interests held by the fund, on the basis of published financial information and reports of NRSROs and other analytical services.

     Variable interest rates generally reduce changes in the market value of municipal securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate municipal securities than for fixed income obligations. Many municipal securities with variable interest rates purchased by the fund are subject to repayment of principal (usually within seven days) on the fund's demand. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests, or a guarantor of either issuer.

   INDUSTRIAL DEVELOPMENT BONDS

     The INSURED TAX-FREE BOND FUND may invest in industrial development bonds, which is a type of municipal security. Industrial development bonds are generally issued to provide financing aid to acquire sites or construct and equip facilities for use by privately or publicly owned entities. Most state and local governments have the power to permit the issuance of industrial development bonds to provide financing for such entities in order to encourage the corporations to locate within their communities. Industrial development bonds, which are in most cases revenue bonds, do not represent a pledge of credit or create any debt of a municipality or a public authority, and no taxes may be levied for the payment of principal or interest on these bonds. The principal and interest is payable solely out of monies generated by the entities using or purchasing the sites or facilities. These bonds will be considered municipal securities eligible for purchase by the fund if the interest paid on them, in the opinion of bond counsel or in the opinion of the officers of the Trust and/or the adviser, is exempt from federal income tax. The fund may invest more than 25% of its total assets in industrial development bonds (including pollution control revenue bonds) as long as they are not from the same facility or similar types of facilities or projects.

   RISKS

     Yields on municipal securities depend on a variety of factors, including: the general conditions of the money market and the taxable and municipal securities markets; the size of the particular offering; the maturity of the obligations; and the credit quality of the issue. The ability of the funds to achieve their investment objectives also depends on the continuing ability of the issuers of municipal securities to meet their obligations for the payment of interest and principal when due.

     Regarding the INSURED TAX-FREE BOND FUND, the value of the fund's shares will fluctuate. The amount of this fluctuation is dependent upon the quality and maturity of the municipal securities in the fund's portfolio, as well as on market conditions. Municipal securities prices are interest rate sensitive, which means that their value varies inversely with market interest rates. Thus, if market interest rates have increased from the time a security was purchased, the security, if sold, might be sold at a price less than its cost. Similarly, if market interest rates have declined from the time a security was purchased, the security, if sold, might be sold at a price greater than its cost. (In either instance, if the security was held to maturity, no loss or gain normally would be realized as a result of interim market fluctuations.)

     Further, any adverse economic conditions or developments affecting the states or municipalities could impact the fund's portfolio. Investing in municipal securities that meet the fund's quality standards may not be possible if the states and municipalities do not maintain their current credit ratings.

   MUNICIPAL BOND INSURANCE

     The INSURED TAX-FREE BOND FUND may purchase municipal securities covered by insurance. The insurance guarantees the timely payment of principal at maturity and interest on such securities. These insured municipal securities are either:
     1. covered by an insurance policy applicable to a particular security, whether obtained by the issuer of the security or by a third party ("Issuer-Obtained Insurance"), or
     2. insured under master insurance policies issued by municipal bond insurers, which may be purchased by the fund (the "Policies").

     The fund will require or obtain municipal bond insurance when purchasing municipal securities that would not otherwise meet the fund's quality standards. The fund may also require or obtain municipal bond insurance when purchasing or holding specific municipal securities when, in the opinion of the adviser, such insurance would benefit the fund, for example, through improvement of portfolio quality or increased liquidity of certain securities. The adviser anticipates that at least 65% of the fund's total assets will be invested in insured municipal securities.

     Issuer-Obtained Insurance Policies are non-cancelable and continue in force as long as the municipal securities are outstanding and their respective insurers remain in business. If a municipal security is covered by Issuer-Obtained Insurance, then such security need not be insured by the Policies purchased by the fund.

     The fund may purchase two types of Policies issued by municipal bond insurers.

     1. One type of Policy covers certain municipal securities only during the period in which they are in the fund's portfolio. In the event that a municipal security covered by such a Policy is sold from the fund, the insurer of the relevant Policy will be liable only for those payments of interest and principal which are then due and owing at the time of sale.
     2. The other type of Policy covers municipal securities not only while they remain in the fund's portfolio, but also until their final maturity even if they are sold out of the fund's portfolio. This allows the securities to have coverage that benefits all subsequent holders of those municipal securities. The fund will obtain insurance covering municipal securities until final maturity even after they are sold out of the fund's portfolio only if, in the judgment of the adviser, the fund would receive net proceeds from the sale of those securities. Net proceeds are calculated after deducting the cost of the permanent insurance and related fees. Also, the proceeds received must be significantly more than the proceeds the fund would have received if the municipal securities were sold without insurance. Payments received from municipal bond insurers may not be tax-exempt income to shareholders of the fund.

     The fund pays the premiums for the Policies and, as a result, the yield on the fund's portfolio is reduced. Premiums for the Policies are paid by the fund monthly, and are adjusted for purchases and sales of municipal securities during the month. Depending upon the characteristics of the municipal security held by the fund, the annual premiums for the Policies are estimated to range from 0.10% to 0.25% of the value of the municipal securities covered under the Policies, with an average annual premium rate of approximately 0.175%.

     The fund may purchase Policies from Municipal Bond Investors Assurance Corp. ("MBIA"), AMBAC Indemnity Corporation ("AMBAC"), Financial Guaranty Insurance Company ("Financial Guaranty"), Financial Security Assurance ("FSA") or any other municipal bond insurer which is rated in the highest rating category by an NRSRO. Under each Policy, the insurer is obligated to provide insurance payments pursuant to valid claims. The claims must be equal to the payment of principal and interest on those municipal securities the Policy insures. The Policies will have the same general characteristics and features. A municipal security will be eligible for coverage if it meets certain requirements set forth in a Policy. In the event interest or principal on an insured municipal security is not paid when due, the insurer covering the security will be obligated under its Policy to make such payment not later than 30 days after it has been notified by the fund that such non-payment has occurred. The insurance feature is intended to reduce financial risk, but the cost of the insurance and compliance with the investment restrictions imposed by the guidelines in the Policies will reduce the yield to shareholders of the fund.

     MBIA, AMBAC, Financial Guaranty and FSA will not have the right to withdraw coverage on securities insured by their Policies so long as such securities remain in the fund's portfolio. Also neither, MBIA, AMBAC, Financial Guaranty or FSA may cancel their Policies for any reason except failure to pay premiums when due. MBIA, AMBAC, Financial Guaranty and FSA will reserve the right at any time upon 90 days' written notice to the fund to refuse to insure any additional municipal securities purchased by the fund after the effective date of such notice. The Trustees will reserve the right to terminate any of the Policies if they determine that the benefits to the fund of having its portfolio insured under such Policy are not justified by the expense involved.

     Additionally, the Board of Trustees reserves the right to enter into contracts with insurance carriers other than MBIA, AMBAC, Financial Guaranty or FSA if such carriers are rated in the highest rating category by an NRSRO.

     Under the Policies, municipal bond insurers unconditionally guarantee to the fund the timely payment of principal and interest on the insured municipal securities when and as such payments become due. However, the issuer does not pay principal and interest. In the event of any acceleration of the due date of the principal, the guaranteed payments will be made in such amounts and at such times as payments of principal would have been due had there been no acceleration. Reasons for possible acceleration are mandatory or optional redemption (other than acceleration by reason of mandatory sinking fund payments), default or otherwise. The municipal bond insurers will be responsible for such payments less any amounts received by the fund from any trustee for the municipal bond holders or from any other source. The Policies do not guarantee payment on an accelerated basis, the payment of any redemption premium, the value for the shares of the fund or payments of any tender purchase price upon the tender of the municipal securities. The Policies also do not insure against nonpayment of principal of or interest on the securities resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for the securities. However, with respect to small-issue industrial development municipal bonds and pollution-control revenue municipal bonds covered by the Policies, the municipal bond insurers guarantee the full and complete payments required to be made by or on behalf of an issuer. The insurers do this if there are any changes in the tax-exempt status of interest on such municipal securities, including principal, interest or premium payments required to be made by or on behalf of the issuer pursuant to the terms of the municipal securities. A "when-issued" municipal security will be covered under the Policies upon the settlement date of the original issue of such "when-issued" municipal security. In determining whether to insure municipal securities held by the fund, each municipal bond insurer will apply its own standard, which corresponds generally to the standards it has established for determining the insurability of new issues of municipal securities.

     Regarding marketability of the fund, if the fund holds the first type of Policy where the municipal bond insurers are liable only for the fund's payments of principal and interest, then the fund has no marketability benefit because the Policy terminates on the date of a sale. On the other hand, since Issuer-Obtained Insurance will remain in effect as long as the insured municipal securities are outstanding, such insurance may enhance the marketability of municipal securities covered thereby, but the exact effect, if any, on marketability cannot be estimated. The fund generally intends to retain any securities that are in default or subject to significant risk of default. The fund will also place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted security and the market value of similar securities of minimum high grade (i.e., rated in the highest rating category by an NRSRO) that are not in default. To the extent the fund holds defaulted securities, it may be limited in its ability to manage its investment and to purchase other municipal securities. Except as described above with respect to securities that are in default or subject to significant risk of default, the fund will not place any value on the insurance in valuing the municipal securities that it holds.

     Further information regarding the insurance companies is as follows:

  O  MUNICIPAL BOND INVESTORS ASSURANCE CORP.   Municipal Bond Investors
     Assurance Corp. is a wholly owned subsidiary of MBIA, Inc., a Connecticut insurance company, which is owned by Aetna Life and Casualty, Credit Local DeFrance CAECL, S.A., The Fund American Companies and the public. The investors of MBIA, Inc., are not obligated to pay the obligations of MBIA. MBIA, domiciled in New York, is regulated by the New York State Insurance Department and licensed to do business in various states. The address of MBIA is 113 King Street, Armonk, New York 10504, and its telephone number is (914) 273-4345.

  O  AMBAC INDEMNITY CORPORATION   AMBAC Indemnity Corporation is a Wisconsin-
     domiciled stock insurance company, regulated by the Insurance Department of Wisconsin, and licensed to do business in various states. AMBAC is a wholly owned subsidiary of AMBAC, Inc., a financial holding company that is owned by the public. Copies of certain statutory required filings of AMBAC can be obtained from AMBAC. The address of AMBAC's administrative offices is One State Street Plaza, 17th Floor, New York, New York 10004, and its telephone number is (212) 668-0340.

  O  FINANCIAL GUARANTY INSURANCE COMPANY   Financial Guaranty Insurance Company
     is a wholly owned subsidiary of FGIC Corporation, a Delaware holding company. FGIC Corporation is wholly owned by General Electric Capital Corporation. The investors in FGIC Corporation are not obligated to pay the debts of or the claims against Financial Guaranty. Financial Guaranty is subject to regulation by the State of New York Insurance Department and is licensed to do business in various states. The address of Financial Guaranty is 175 Water Street, New York, New York 10038, and its telephone number is (212) 607-3000.

  O  FINANCIAL SECURITY ASSURANCE HOLDINGS   Financial Security Assurance
     ("FSA"), a wholly-owned subsidiary of Financial Security Assurance Holdings domiciled in New York, is a mono-line financial guaranty insurer of municipal bonds and asset-backed securities. The investors in FSA are not obligated to pay the debts of or the claims against FSA. FSA is subject to regulation by the State of New York Insurance Department and is licensed to do business in all fifty states and in the District of Columbia. The address of FSA is 350 Park Avenue, New York, NY 10022, and its telephone number is (212) 688-3101.

MORE INFORMATION ABOUT THE OHIO TAX-FREE MONEY MARKET FUND AND INVESTMENT RISKS

As a non-diversified fund, the OHIO TAX-FREE MONEY MARKET FUND has no limit on the percentage of assets that it may invest in any single issuer. An investment in the fund, therefore, will entail greater risk than would exist in a diversified investment company because the higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the fund's portfolio. Any economic, political, or regulatory developments affecting the value of securities in the fund's portfolio will have a greater impact on the total value of the portfolio than would be the case if the portfolio were diversified among more issuers. The fund may purchase an issue of municipal securities in its entirety. The fund intends to comply with Subchapter M of the Internal Revenue Code. This undertaking requires that at the end of each quarter of the taxable year, the aggregate value of all investments in any one issuer (except U.S. government obligations, cash and cash items) that exceed 5% of the fund's total assets shall not exceed 50% of the value of its total assets. In addition, not more than 25% of its total assets will be invested in the securities of any one issuer, except government securities or securities of regulated investment companies.

The fund invests in obligations of Ohio (the "State") issuers which result in the fund's performance being subject to risks associated with the overall conditions present within the State. The following information is a brief summary of the prevailing economic conditions and general summary of the State's financial condition. This information is based on official statements relating to securities that are believed to be reliable but should not be considered as a complete description of all relevant information.

The Ohio economy is largely composed of manufacturing which is concentrated in the automobile sector and other durable goods. The exposure to these industries, particularly the auto sector, leaves the State vulnerable to an economic slowdown associated with business cycles. The State has diversified its economy over the past decade with services and trade composing roughly 50% of the economy. Unemployment in Ohio over the past two years has been below the national average, but population growth, as in many states around the Great Lakes, has been stagnant.

The State acted promptly in addressing the fall in revenue from the last recession with an expansion of the sales tax and cuts in appropriations. As a result of prudent financial management, the State restored the budget stabilization fund in fiscal 1993. Strong performance resulted in reserve levels that are well above the levels of 1990.

The overall condition of the State is further demonstrated by its debt ratings. Ohio, rated Aaa by Moody's Investors Service, Inc. in the 1970's, was downgraded to Aa in 1979. Moody's recently revised Ohio's rating upward to Aa1 in September of 1996. Standard & Poor's first rated the State in 1984 at AA; that rating was also upgraded to AA+ in October of 1996.

The fund's concentration in securities issued by the State and its political subdivisions provides a greater level of risk than a fund whose assets are diversified across numerous states and municipal issuers. The ability of the State or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political and demographic conditions within the State; and the underlying fiscal condition of the State, its counties and its municipalities.

MORE INFORMATION ABOUT THE INTERNATIONAL EQUITY FUND AND INVESTMENT RISKS

Investing in mutual funds involves risk. This risk may be increased when investing in the INTERNATIONAL EQUITY FUND because the fund invests in a number of underlying mutual funds. Moreover, investing through the fund in an underlying portfolio of mutual funds involves certain additional expenses and certain tax results that would not be present in a direct investment in the underlying funds.

The fund's investment strategy of investing in the shares of other international equity funds is designed (but not guaranteed) to reduce the risk associated with investing in a single underlying fund with a single manager. Holding a diversified portfolio of international equity funds also may provide access to a wider range of management talent, companies, industries, countries and markets than would be available through any one underlying fund. International securities and markets are subject to currency rate fluctuations and potentially greater price volatility and liquidity considerations than U.S. securities. Investors have historically sought to reduce these risks through multi-country diversification. The fund is designed to give shareholders a single investment that offers broad international diversification.

The 1940 Act provides that the fund may not purchase the securities of an underlying fund, if as a result, the fund, together with any of its affiliates, would own more than 3% of the total outstanding securities of that underlying fund. For this purpose, shares of underlying funds held by private discretionary investment advisory accounts managed by the adviser will be aggregated with those held by the fund. Thus, the fund's ability to invest in shares of certain underlying funds could be restricted and the adviser may have to select alternative investments. Accordingly, when affiliated persons and other accounts managed by the adviser hold shares of any of the underlying funds, the fund's ability to invest fully in shares of those funds is restricted. The adviser must then, in some instances, select alternative investments that would not have been its first preference. By investing in the fund, shareholders would bear not only the fund's total operating expenses, but the operating expenses of the underlying funds as well.

The 1940 Act also provides that, when the fund invests in shares of an underlying fund, the underlying fund will be obligated to redeem shares held by the fund only in an amount up to 1% of the underlying fund's outstanding securities during any period of less than 30 days. Therefore, if the fund owns more than 1% of an underlying fund's outstanding securities, the portion of the investment exceeding 1% may be considered illiquid and, when added together with other such illiquid securities, cannot exceed 15% of the fund's net assets. These limitations are not fundamental investment policies and may be changed by the Board of Trustees without shareholder approval.

Under certain circumstances, an underlying fund may decide to make a redemption payment by the fund wholly or partly by an in-kind distribution of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, the fund may hold portfolio securities distributed by an underlying fund until the adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the underlying funds are made independently of each other and of the fund and the adviser. Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such fund. The result of this would be an indirect expense to the fund without accomplishing any investment purpose.

The fund may purchase shares of both load and no-load underlying funds (including those with a contingent deferred sales charge). However, in most cases, the fund anticipates purchasing fund shares without a sales load or qualifying for a reduction or waiver of any sales load because of the amount it intends to invest in the underlying fund.

Although the fund will normally invest in open-end management investment companies, it also may invest in closed-end management investment companies and/or unit investment trusts. Unlike open-end funds that offer and sell their shares at net asset value plus any applicable sales charge, the shares of closed-end funds and unit investment trusts may trade at a market value that represents a premium, discount or spread to net asset value.

Under the 1940 Act, a mutual fund must sell its shares at the price (including sales load, if any) described in its prospectus, and current rules under the 1940 Act do not permit negotiation of sales charges. Therefore, the fund currently is not able to negotiate the level of the sales charges at which it will purchase shares of load funds. In some cases, the sales load may be as great as 8.5% of the public offering price (or 9.29% of the net amount invested). Nevertheless, when appropriate, the fund will purchase such shares pursuant to

     (a) letters of intent, permitting it to obtain reduced or no sales charges by aggregating its intended purchases over time (generally 13 months from the initial purchase under the letter);
     (b) rights of accumulation, permitting it to obtain reduced or no sales charges as it purchases additional shares of an underlying fund; and
     (c) the right to obtain reduced or no sales charges by aggregating its purchases of several funds within a family of mutual funds.

As an operational policy, the fund invests substantially all of its assets in international funds. To the extent that the fund's assets are invested in underlying funds, its investment experience will correspond directly with that of its proportionate investment in those funds. This strategy also involves certain additional expenses and certain tax results that would not be present in a direct investment in mutual funds. Federal law imposes certain limits on the purchases of mutual fund shares by the fund. The fund may purchase shares of no-load funds available without a transaction fee and shares of mutual funds that charge sales loads and/or pay their own distribution expenses. Each underlying fund provides a prospectus and other disclosure documents to the fund. These documents are also available to fund shareholders directly from the underlying fund.

The adviser will attempt to identify and select a varied portfolio of international equity funds which represents the greatest long-term capital growth potential based on the investment adviser's analysis of many factors. The selection of international equity funds may include international equity funds that invest primarily in emerging markets or focus their investments on geographic regions (provided they invest in at least three countries other than the United States). Underlying funds may also concentrate their investments in single industry.

If an underlying fund maintains its assets abroad, its board of directors must consider at least annually whether maintaining the underlying fund's assets with custodians in foreign countries is consistent with the best interests of the underlying fund and its shareholders. The underlying fund's board of directors also must consider the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories. However, in the absence of willful misfeasance, bad faith or gross negligence, any losses resulting from the holding of an underlying fund's portfolio securities in foreign countries and/or with foreign custodians or securities depositories will be at the risk of shareholders, unless the losses are insured. No assurance can be given that the underlying fund's board of directors' appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments might not occur.

Securities that are acquired by an underlying fund outside the United States and that are publicly traded in the United States on a foreign securities exchange or in a foreign securities market are not considered by the underlying fund to be illiquid assets provided that:

     (i) the underlying fund acquires and holds the securities with the intention of reselling the securities in the foreign trading market,
     (ii) the underlying fund reasonably believes it can readily dispose of the securities in the foreign trading market or for cash in the United States, or
     (iii)  foreign market and current market quotations are readily available.

Investments may be in securities of foreign issuers, whether located in developed or undeveloped countries. Investments in foreign securities where delivery takes place outside the United States will have to be made in compliance with any applicable U.S. and foreign currency restrictions and tax laws (including laws imposing withholding taxes on any dividend or interest income) and laws limiting the amount and types of foreign investments. Changes of government administrations or economic or monetary policies in the United States or abroad, or changed circumstances regarding convertibility or exchange rates, could result in investment losses for the underlying fund.

The following is a description of the securities in which the underlying funds may invest. Although many of the underlying funds may have the same or similar investment policies as the fund, they are not required to do so.

   SECURITIES OF FOREIGN ISSUERS

     An underlying fund may invest up to 100% of its total assets in the equity securities of foreign issuers, including international stocks. Foreign companies around the world (excluding the United States) issue international stocks. Investing in non-U.S. securities carries substantial risks in addition to those associated with domestic investments.

     An underlying fund may also invest in equity or debt securities of foreign issuers traded on the New York or American Stock Exchanges or in the over-the-counter market in the form of sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs") (collectively, "Depositary Receipts").

     The fund's investment approach of investing, through underlying funds, in foreign securities is based on the premise that investing in non-U.S. securities provides three potential benefits over investing solely in U.S. securities:

     1. the opportunity to invest in foreign issuers believed to have superior growth potential;
     2. the opportunity to invest in foreign countries with economic policies or business cycles different from those of the U.S.; and
     3. the opportunity to reduce portfolio volatility to the extent that securities markets inside and outside the U.S. do not move in harmony.

     The underlying funds in which the fund invests may also take advantage of the unusual opportunities for higher returns available from investing in developing or emerging market countries. Underlying funds may invest without limit in emerging market countries. A developing or emerging market country generally is considered to be in the initial stages of industrialization. Furthermore, the adviser considers emerging market countries to be all countries considered by the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities, as developing. Investments in developing countries are more volatile and risky than investments in developed countries.

     To the extent that the fund invests in underlying funds that invest primarily in the securities of a single country, any political, economic or regulatory developments affecting the value of the securities in the underlying fund's portfolio will have a greater impact on the total value of the portfolio than would be the case if the portfolio were diversified among the securities of more countries.

     The economies of foreign countries may differ from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent on international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

     Prior governmental approval for foreign investments may be required under certain circumstances in some countries, or in issuers or industries deemed sensitive to national interests, and the extent of foreign investment in certain debt securities and domestic companies may be subject to limitation. The charters of individual companies may also impose foreign ownership to prevent, among other concerns, violation of foreign investment limitations.

     Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some countries. Delays in, or a refusal to grant, any required governmental registration or approval for such repatriation could adversely affect an underlying fund. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

     With respect to any foreign country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, governmental regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the investments in those countries.

     Brokerage commissions, custodial services and other costs relating to foreign investment may be more expensive than in the United States.
     Foreign markets may have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of an underlying fund to make intended security purchases due to settlement problems could cause an underlying fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses due to subsequent declines in value of the portfolio security or, if an underlying fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

     Other differences between foreign and U.S. companies include:

O less publicly available information about foreign companies;
O the lack of uniform accounting, auditing and financial reporting standards and practices or regulatory requirements comparable to those applicable to U.S. companies;
O less readily available market quotations on foreign companies;
O differences in government regulation and supervision of foreign stock exchanges, brokers, listed companies, and banks;
O differences in legal systems which may affect the ability to enforce contractual obligations or obtain court judgments;
O the limited size of many foreign securities markets and limited trading volume in issuers compared to the volume of trading in U.S. securities, which could cause prices to be erratic for reasons apart from factors that affect the quality of securities;
O the likelihood that foreign securities may be less liquid or more volatile;
O unreliable mail service between countries;
O political or financial changes which adversely affect investments in some countries;
O the possibility that certain markets may require payment for securities before delivery; and
O religious and ethnic instability.

     In the past, U.S. government policies have discouraged or restricted certain investments abroad by investors. Investors are advised that when such policies are instituted, the fund will abide by them, and the fund anticipates compliance by the underlying funds.

   DEPOSITARY RECEIPTS

     ADRs are receipts typically issued by an American bank or trust company that evidences ownership of underlying securities issued by a foreign issuer. ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets. Foreign banks or trust companies typically issue EDRs and GDRs, although U.S. banks or trust companies also may issue them, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

     Depositary Receipts may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. Holders of an unsponsored Depositary Receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities. Ownership of unsponsored Depositary Receipts may not entitle the underlying funds to financial or other reports from the issuer of the underlying security, to which they would be entitled as the owner of sponsored Depositary Receipts.

   EMERGING MARKETS

     Generally included in emerging markets are all countries in the world except Australia, Canada, Japan, New Zealand, the United States and most western European countries. The risks of investing in developing or emerging markets are similar to, but greater than, the risks of investing in the securities of developed international markets since emerging or developing markets tend to have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries.

     In certain emerging market countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The economies of emerging market countries may be predominantly based on a few industries and may be highly vulnerable to change in local or global trade conditions. The securities markets of many of these countries also may be smaller, less liquid and subject to greater price volatility than those in the United States. Some emerging market countries also may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market country currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluation in the currencies in which portfolio securities are denominated may have an adverse impact on the underlying funds. Finally, many emerging market countries have experienced substantial, and in some periods, extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies for individual emerging market countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of domestic product, inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

   FOREIGN CURRENCY TRANSACTIONS

     Foreign currency transactions may be used by underlying funds to obtain the necessary currencies to settle securities transactions. Currency transactions may be conducted either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts.

     Foreign currency transactions also may be used to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Such changes could unfavorably affect the value of assets that are denominated in foreign currencies, such as foreign securities or funds deposited in foreign banks, as measured in U.S. dollars. Although foreign currency exchanges may be used to protect against a decline in the value of one or more currencies, such efforts may also limit any potential gain that might result from a relative increase in the value of such currencies and might, in certain cases, result in losses. Further, an underlying fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations. Cross-hedging transactions involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability that is the subject of the hedge.

     In order to hedge against foreign currency exchange rate risks, an underlying fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below. The underlying fund may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

     An underlying fund may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the underlying fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, which is individually negotiated and privately traded by currency traders and their customers. An underlying fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. In addition, for example, when the underlying fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the underlying fund's portfolio securities denominated in such foreign currency, or when the underlying fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

     This second investment practice is generally referred to as "cross-hedging." Because in connection with the underlying fund's forward foreign currency transactions an amount of the underlying fund's assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, the underlying fund will always have cash, cash equivalents or high quality debt securities available sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated account will be marked to market on a daily basis. While these contracts are not presently regulated by the Commodities Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event, the underlying fund's ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the underlying fund than if it had not engaged in such contracts.

     An underlying fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the underlying fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses.
     The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates, although, in the event of rate movements adverse to the underlying fund's position, the underlying fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the underlying fund will be traded on U.S. and foreign exchanges or over-the-counter.

     An underlying fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the underlying fund's portfolio securities or adversely affect the prices of securities that the underlying fund intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the ability of the underlying fund's investment adviser to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the underlying fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

   FORWARD COMMITMENTS

     Forward commitments are contracts to purchase securities for a fixed price at a date beyond customary settlement time. An underlying fund may enter into these contracts if liquid securities in amounts sufficient to meet the purchase price are segregated on the underlying fund's records at the trade date and maintained until the transaction has been settled. Risk is involved if the value of the security declines before settlement. Although an underlying fund may enter into forward commitments with the intention of acquiring the security, it may dispose of the commitment prior to settlement and realize a short-term profit or loss.

   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

     A forward foreign currency exchange contract ("forward contract") is an obligation to purchase or sell an amount of a particular currency at a specific price and on a future date agreed upon by the parties.

     Generally, no commission charges or deposits are involved. At the time an underlying fund enters into a forward contract, the underlying fund assets with a value equal to the underlying fund's obligation under the forward contract are segregated on the underlying fund's records and are maintained until the contract has been settled. An underlying fund will not enter into a forward contract with a term of more than one year. An underlying fund will generally enter into a forward contract to provide the proper currency to settle a securities transaction at the time the transaction occurs ("trade date"). The period between the trade date and settlement date will vary between 24 hours and 30 days, depending upon local custom.

     An underlying fund may also protect against the decline of a particular foreign currency by entering into a forward contract to sell an amount of that currency approximating the value of all or a portion of the assets denominated in that currency ("hedging"). The success of this type of short-term hedging strategy is highly uncertain due to the difficulties of predicting short-term currency market movements and of precisely matching forward contract amounts and the constantly changing value of the securities involved. The adviser believes, however, that it is important that an underlying fund be able to enter into forward contracts when the best interests of the underlying fund will be served.

     An underlying fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the underlying fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the underlying fund's position, the underlying fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the underlying fund are traded on U.S. and foreign exchanges or over-the-counter.

   CURRENCY RISKS

     Because an underlying fund may purchase securities denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates could affect such underlying fund's net asset value, the value of interest earned, gains and losses realized on the sale of securities, and net investment income and capital gain, if any, to be distributed to shareholders by such underlying fund. If the value of a foreign currency rises against the U.S. dollar, the value of an underlying fund's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of underlying fund assets denominated in that currency will decrease.

     The exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental interpretation, speculation and other economic and political conditions. Although the underlying funds value their assets daily in U.S. dollars, the underlying funds will not convert their holdings of foreign currencies to U.S. dollars daily. When an underlying fund converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers may realize a profit on the difference between the price at which they buy and sell currencies.

   SWAP AGREEMENTS

     As one way of managing its exposure to different types of investments, the underlying funds may enter into interest rate swaps, currency swaps and other types of swap agreements such as caps, collars and floors. Depending on how they are used, swap agreements may increase or decrease the overall volatility of an underlying fund's investments, its share price and yield.

     Swap agreements are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on an underlying fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. An underlying fund may also suffer losses if it is unable to terminate outstanding swap agreements to reduce its exposure through offsetting transactions. When an underlying fund enters into a swap agreement, assets of the underlying fund equal to the value of the swap agreement will be segregated by the underlying fund.

     Among the hedging strategies into which an underlying fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The underlying fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the underlying fund anticipates purchasing at a later date. The underlying fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the underlying fund may be obligated to pay. Interest rate swaps involve the exchange by the underlying fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     An underlying fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the underlying fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, and collars are entered into for good faith hedging purposes, the underlying fund's investment adviser and the underlying fund believe such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to its borrowing restrictions. There is no minimal acceptable rating for a swap, cap, floor or collar to be purchased or held in an underlying fund's portfolio. If there is a default by the counterparty, the underlying fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

   HIGH YIELD SECURITIES

     The underlying funds may invest 35% or more of their respective assets in debt securities which are not considered investment grade bonds (commonly referred to as "junk bonds") by an NRSRO, such as Moody's Investor's Service, Inc. or Standard & Poor's. There is no minimal acceptable rating for a security to be purchased or held in the underlying funds, and the underlying funds may, from time to time, purchase or hold securities in the lowest rating category. Debt obligations that are not determined to be investment grade are high-yield, high-risk bonds, typically subject to greater market fluctuations and greater risk of loss of income and principal due to an issuer's default. To a greater extent than investment grade bonds, lower rated bonds tend to reflect short-term corporate, economic, and market developments, as well as investor perceptions of the issuer's credit quality. In addition, lower rated bonds may be more difficult to dispose of or to value than higher rated, lower-yielding bonds. (Underlying funds that invest 35% or more of their respective assets in junk bonds are not considered international equity funds).

   VARIABLE RATE DEMAND NOTES

     The underlying funds may purchase variable rate demand notes. Variable rate demand notes are long-term debt instruments that have variable or floating interest rates and provide an underlying fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Many variable rate demand notes allow an underlying fund to demand the repurchase of the security on not more than seven days' prior notice.
     Other notes only permit an underlying fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. The underlying funds treat variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the underlying fund may next tender the security for repurchase.

   CREDIT FACILITIES

     An underlying fund may purchase demand notes, which are borrowing arrangements between a corporation and an institutional lender (such as an underlying fund) payable upon demand by either party. The notice period for demand typically ranges from one to seven days, and the party may demand full or partial payment.

     Revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. As the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the facility. An underlying fund generally acquires a participation interest in a revolving credit facility from a bank or other financial institution. The terms of the participation require the underlying fund to make a pro rata share of all loans extended to the borrower and entitles the underlying fund to a pro rata share of all payments made by the borrower. Demand notes and revolving credit facilities usually provide for floating or variable rates of interest.

   DIVERSIFICATION

     With respect to 75% of the value of total assets, the fund will not invest more than 5% in securities of any one issuer, other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by U.S. government securities and securities of other investment companies, or acquire more than 10% of the outstanding voting securities of any one issuer (for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts and securities of mutual funds shall not be subject to this restriction).

   NON-DIVERSIFICATION

     Some of the underlying funds in which the fund invests may be non-diversified investment companies. As such, there is no 1940 Act limit on the percentage of assets that can be invested in any single issuer. An investment in such underlying funds, therefore, will entail greater risks than would exist in diversified investment companies because the higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the underlying fund's portfolio. Any economic, political, or regulatory developments affecting the value of the securities of such issuer held by the underlying fund will have a greater impact on the total value of the underlying fund's portfolio than would be the case if the fund were diversified among more issuers.

     However, it is anticipated that the underlying funds will comply with Subchapter M of the Internal Revenue Code. This requires that at the end of each quarter of the taxable year, the aggregate value of all investments in any one issuer (except U.S. government obligations, cash, cash items and other investment companies) which exceed 5% of an underlying fund's total assets shall not exceed 50% of the value of its total assets, and, with respect to the remaining assets, no more than 25% of an underlying fund's assets shall be invested in a single issuer.

   INDUSTRY CONCENTRATION

     Underlying funds may concentrate their investments in one industry.
     Because the scope of investment alternatives within an industry is limited, the value of the shares of such an underlying fund may be subject to greater market fluctuation than an investment in a fund that invests in a broader range of securities.

   DERIVATIVE CONTRACTS AND SECURITIES

     The term "derivative" has traditionally been applied to certain contracts (including futures, forward, option and swap contracts) that "derive" their value from changes in the value of an underlying security, currency, commodity or index. Certain types of securities that incorporate the performance characteristics of these contracts are also referred to as "derivatives." The term has also been applied to securities "derived" from the cash flows from underlying securities, mortgages or other obligations.

     Derivative contracts and securities can be used to reduce or increase the volatility of an investment portfolio's total performance. While the response of certain derivative contracts and securities to market changes may differ from traditional investments, such as stock and bonds, derivatives do not necessarily present greater market risks than traditional investments.

THE FUNDS' INVESTMENT LIMITATIONS

The following is a list of the Funds' investment limitations, which cannot be changed without the approval of a majority of a Fund's outstanding voting securities. As used in this SAI, "a majority of a fund's outstanding voting securities" means the lesser of (1) 67% of the shares of common stock of the Fund represented at a meeting at which more than 50% of the outstanding shares are present, or (2) more than 50% of the outstanding shares of common stock of the Fund.

SELLING SHORT

   None of the Funds, except the STRATEGIC INCOME FUND will sell any securities short. The STRATEGIC INCOME FUND will not sell securities short unless: (1) it owns, or has a right to acquire, an equal amount of such securities or (2) if it does not own the securities, it has segregated an amount of its other assets equal to the lesser of the market value of the securities sold short or the amount required to acquire such securities. While in a short position, the STRATEGIC INCOME FUND will retain the securities, rights, or segregated assets.

   The underlying funds of the INTERNATIONAL EQUITY FUND may engage in short selling transactions.

BUYING ON MARGIN

   None of the Funds will purchase any securities on margin, but they may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. Regarding the STRATEGIC INCOME FUND, U.S. GOVERNMENT INCOME FUND, INSURED TAX-FREE BOND FUND, GROWTH EQUITY FUND and CAPITAL APPRECIATION FUND, the deposit or payment by the Funds of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

ISSUING SENIOR SECURITIES

   None of the Funds will issue senior securities, except that each fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amount borrowed. The STELLAR FUND will not issue senior securities, except as permitted by its investment objective and policies. The CAPITAL APPRECIATION FUND and GROWTH EQUITY FUND will issue senior securities to the extent that the funds may enter into futures contracts. The INSURED TAX-FREE BOND FUND will not issue senior securities except for when-issued and delayed-delivery transactions and futures contracts, each of which might be considered senior securities. In addition, the INSURED TAX-FREE BOND FUND reserves the right to purchase municipal securities, which the it has the right or obligation to sell to a third party (including the issuer of a participation interest).

BORROWING MONEY

   Except as described in their respective prospectuses, none of the Funds, except the STRATEGIC INCOME FUND and INSURED TAX-FREE BOND FUND, will borrow money or engage in reverse repurchase agreements for investment leverage. However, each fund may borrow money up to one-third of its value of their total assets as a temporary, extraordinary, or emergency measure or to facilitate management of the fund by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. Interest paid on borrowed funds will serve to reduce the fund's income. A fund will not purchase any securities while borrowings and reverse repurchase agreements in excess of 5% of its total assets are outstanding. During the period any reverse repurchase agreements are outstanding, the Funds will restrict the purchase of portfolio securities to money market instruments maturing on or before the expiration date of the reverse repurchase agreements, but only to the extent necessary to assure completion of the reverse repurchase agreements. The underlying funds of the INTERNATIONAL EQUITY FUND may borrow money.

   The STRATEGIC INCOME FUND may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amount borrowed, either

   (a) as a temporary, extraordinary, or emergency measure or to facilitate management of the STRATEGIC INCOME FUND by enabling the fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous, or
   (b)  for investment purposes.

   The STRATEGIC INCOME FUND will not purchase any securities for the purpose stated under clause (i) above while any borrowings in excess of 5% of its total assets are outstanding.

PLEDGING ASSETS

   The Funds will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, they may mortgage, pledge, or hypothecate assets having a market value not exceeding 10% (15% for the TAX-FREE MONEY MARKET FUND and OHIO TAX-FREE MONEY MARKET FUND) of the value of total assets at the time of the pledge.

   Regarding the STRATEGIC INCOME FUND, GROWTH EQUITY FUND and CAPITAL APPRECIATION FUND, the following will not be deemed to be pledges of the funds' assets:

  (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued basis; and
  (b) collateral arrangements with respect to (i) the purchase and sale of stock options (and options on stock indices) and (ii) initial or variation margin for futures contracts.

   Margin deposits for the purchase and sale of futures contracts and related options are not deemed to be a pledge.

   Regarding the U.S. GOVERNMENT INCOME FUND and INSURED TAX-FREE BOND FUND, margin deposits for the purchase and sale of futures contracts and related options and segregation or collateral arrangements made in connection with options activities or the purchase of securities on a when-issued basis are not deemed to be a pledge.

DIVERSIFICATION OF INVESTMENTS

   With respect to securities comprising 75% of the value of their respective total assets, the TAX-FREE MONEY MARKET FUND, STRATEGIC INCOME FUND, U.S. GOVERNMENT INCOME FUND, GROWTH EQUITY FUND, STELLAR FUND, CAPITAL APPRECIATION FUND and INTERNATIONAL EQUITY FUND will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities and securities of other investment companies) if, as a result, more than 5% of the value of their respective total assets would be invested in the securities of that issuer. The funds will not acquire more than 10% of the outstanding voting securities of any one issuer.

   The RELATIVE VALUE FUND and the STELLAR FUND will not invest more than 5% of their respective total assets in the securities of any one issuer, except in cash or cash investments, securities guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such securities. In addition, the STELLAR FUND will not purchase more than 10% of any class of voting securities of any one issuer.

CONCENTRATION OF INVESTMENTS

   The STRATEGIC INCOME FUND, GROWTH EQUITY FUND, RELATIVE VALUE FUND, STELLAR FUND, CAPITAL APPRECIATION FUND and INTERNATIONAL EQUITY FUND will not invest 25% or more of the value of their respective total assets in any one industry (other than investment companies and securities issued by the U.S. government, its agencies or instrumentalities).

   The INSURED TAX-FREE BOND FUND will not purchase securities if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry, industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, the fund may invest as temporary investments more than 25% of the value of its assets in cash or certain money market instruments, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements. The fund does not intend to purchase securities (other than securities guaranteed by the U.S. government or its agencies or direct obligations of the U.S. government) if, as a result of such purchases, 25% or more of the value of its total assets would be invested in a governmental subdivision in any one state, territory or possession of the United States.

UNDERWRITING

   The Funds will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

INVESTING IN REAL ESTATE

   The Funds will not purchase or sell real estate, including limited partnership interests. However, they may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities that are secured by real estate or interests in real estate.

INVESTING IN COMMODITIES

   The Funds will not purchase or sell commodities, commodity contracts, or commodity futures contracts. However the STRATEGIC INCOME FUND, U.S. GOVERNMENT INCOME FUND, INSURED TAX-FREE BOND FUND, GROWTH EQUITY FUND, CAPITAL APPRECIATION FUND and INTERNATIONAL EQUITY FUND may engage in transactions involving futures contracts or options on futures contracts.

INVESTING IN MINERALS

   The INSURED TAX-FREE BOND FUND, RELATIVE VALUE FUND and STELLAR FUND will not purchase or sell oil, gas, or other mineral exploration or development programs or leases, except that INSURED TAX-FREE BOND FUND may purchase and sell futures contracts. The STELLAR FUND may purchase or sell certain precious metal securities described in the prospectus.

LENDING CASH OR SECURITIES

   The TREASURY FUND will not lend any of its assets, except that it may purchase or hold U.S. Treasury obligations, including repurchase agreements.

   The TAX-FREE MONEY MARKET FUND and OHIO TAX-FREE MONEY MARKET FUND will not lend any of their assets, except portfolio securities. This shall not prevent the funds from purchasing or holding bonds, debentures, notes, certificates of indebtedness or other debt securities, entering into repurchase agreements or engaging in other transactions where permitted by their investment objectives, policies, and limitations or the Declaration of Trust.

   The STRATEGIC INCOME FUND, U.S. GOVERNMENT INCOME FUND, GROWTH EQUITY FUND, CAPITAL APPRECIATION FUND and INTERNATIONAL EQUITY FUND will not lend any of their respective assets, except portfolio securities up to one-third of the value of their respective total assets. This shall not prevent the funds from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by a fund's investment objectives, policies, and limitations or the Trust's Declaration of Trust.

   The INSURED TAX-FREE BOND FUND will not lend any of its assets. This shall not prevent the fund from acquiring publicly or non-publicly issued municipal securities or temporary investments, entering into repurchase agreements, or engaging in other transactions in accordance with its investment objective, policies, and limitations or the Declaration of Trust.

   The RELATIVE VALUE FUND and STELLAR FUND will not lend any of their assets, except that they may purchase or hold corporate or government bonds, debentures, notes, certificates of indebtedness or other debt securities permitted by they investment objective and policies.

INVESTING IN RESTRICTED SECURITIES

   The INSURED TAX-FREE BOND FUND will not invest more than 15% of the value of its net assets in securities subject to restrictions on resale under the Securities Act of 1933.

   The TAX-FREE MONEY MARKET FUND, OHIO TAX-FREE MONEY MARKET FUND, RELATIVE VALUE FUND and STELLAR FUND will not invest more than 10% of the value of their net assets in securities subject to restrictions on resale under the Securities Act of 1933 except for certain other restricted securities which meet the criteria for liquidity as established by the Trustees. The RELATIVE VALUE FUND and STELLAR FUND may invest in commercial paper issued under
   Section 4(2) of the Securities Act of 1933.

DEALING IN PUTS AND CALLS

   The INSURED TAX-FREE BOND FUND, RELATIVE VALUE FUND and STELLAR FUND will not purchase or sell puts, calls, spreads or any combination of them except as permitted by its investment policies. However, the INSURED TAX-FREE BOND FUND may purchase put options on municipal securities in an amount up to 5% of its total assets and may purchase municipal securities accompanied by agreements of sellers to repurchase them at the fund's option.

PURCHASING SECURITIES TO EXERCISE CONTROL

   The RELATIVE VALUE FUND and STELLAR FUND will not purchase securities of a company for the purpose of exercising control or management. However, each fund may acquire up to 10% of the voting securities of an issuer and may exercise its voting power in the funds' best interest. From time to time, the funds, together with other investment companies advised by affiliates or subsidiaries of Firstar Bank, N.A., may together buy and hold substantial amounts of a company's voting stock. All such stock may be voted together. In some cases, the funds and the other investment companies may collectively be considered to be in control of the company in which they have invested. Officers or affiliates of the funds may possibly become directors of companies in which the funds hold stock.

INVESTING IN NEW ISSUERS

   The RELATIVE VALUE FUND and STELLAR FUND will not invest more than 5% of the value of their total assets in securities of issuers with records of less than three years of continuous operations, including the operation of any predecessor.

INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND TRUSTEES OF THE TRUST

   The RELATIVE VALUE FUND and STELLAR FUND will not purchase or retain the securities of any issuer if the officers and Trustees of the Trust or the adviser together own more than 5% of the issuer's securities.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

   The RELATIVE VALUE FUND and STELLAR FUND may purchase securities of other investment companies.

   The STELLAR FUND will limit its investment in other investment companies to:

   O no more than 3% of the total outstanding voting stock of any investment company,
   O no more than 5% of their total assets in any one investment company, O no more than 10% of their total assets in investment companies in general.

   The fund will not purchase or acquire any security issued by a registered closed-end investment company if immediately after the purchase or acquisition 10% or more of the voting securities of the closed-end investment company would be owned by the fund and other investment companies having the same adviser and companies controlled by these investment companies. The fund will purchase securities of closed-end investment companies only in open market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the fund in these securities would be subject to duplicate expenses.

   The RELATIVE VALUE FUND will not purchase securities of other investment companies, except:

     O by purchase in the open market involving only customary brokerage commissions; or
     O as part of a merger, consolidation, reorganization, or other acquisition.

The Trustees may change the following investment limitations without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

INVESTING IN ILLIQUID AND RESTRICTED SECURITIES

   The STRATEGIC INCOME FUND, U.S. GOVERNMENT INCOME FUND, GROWTH EQUITY FUND, RELATIVE VALUE FUND, STELLAR FUND, CAPITAL APPRECIATION and INTERNATIONAL EQUITY FUND will not invest more than 15% of the value of their respective net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options and certain restricted securities not determined by the Trustees to be liquid.

   The INSURED TAX-FREE BOND FUND will not invest more than 15% of the value of its net assets in securities which are not readily marketable or which are otherwise considered illiquid, including repurchase agreements providing for settlement in more than seven days after notice, certain restricted securities not determined by the Trustees to be liquid, and participation interests and variable rate municipal securities without a demand feature or with a demand feature of longer than seven days and which the fund's investment adviser believes cannot be sold within seven days.

   The TREASURY FUND, TAX-FREE MONEY MARKET FUND and OHIO TAX-FREE MONEY MARKET FUND will not invest more than 10% of the value of their respective net assets in illiquid securities, including certain restricted securities not determined to be liquid under criteria established by the Trustees and repurchase agreements providing for settlement in more than seven days after notice.

   Under criteria established by the Board of Trustees, certain restricted securities are considered to be liquid. The Funds will limit their purchases of illiquid securities to 15% of their respective net assets which, include restricted securities not determined by the Trustees to be liquid, non-negotiable time deposits, over-the-counter options, and repurchase agreements providing for settlement in more than 7 days after notice.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

   The TREASURY FUND, TAX-FREE MONEY MARKET FUND, OHIO TAX-FREE MONEY MARKET FUND, STRATEGIC INCOME FUND, U.S. GOVERNMENT INCOME FUND, INSURED TAX-FREE BOND FUND, GROWTH EQUITY FUND and CAPITAL APPRECIATION FUND will limit their investment in other investment companies to:

     O no more than 3% of the total outstanding voting stock of any investment company,
     O no more than 5% of their respective total assets in any one investment company,
     O no more than 10% of their respective total assets in investment companies in general.

   The TREASURY FUND, TAX-FREE MONEY MARKET FUND and OHIO TAX-FREE MONEY MARKET FUND will limit their investments in the securities of other investment companies to those of money market funds having investment objectives and policies similar to their own.

   The STRATEGIC INCOME FUND, U.S. GOVERNMENT INCOME FUND, GROWTH EQUITY FUND and CAPITAL APPRECIATION FUND will purchase securities of investment companies only in open-market transactions involving customary broker's commissions. The U.S. GOVERNMENT INCOME FUND will invest in other investment companies primarily for the purpose of investing its short-term cash on a temporary basis. The adviser will waive its investment advisory fee on assets invested in securities of open-end investment companies.

   The INSURED TAX-FREE BOND FUND will limit its investments in the securities of other investment companies to those having investment objectives and policies similar to its own.

   The INSURED TAX-FREE BOND FUND, TAX-FREE MONEY MARKET FUND and OHIO TAX-FREE MONEY MARKET FUND will not purchase or acquire any security issued by a registered closed-end investment company if, immediately after the purchase or acquisition, 10% or more of the voting securities of the closed-end investment company would be owned by the fund and other investment companies having the same adviser and companies controlled by these investment companies. The funds will purchase securities of closed-end investment companies only in open-market transactions involving customary broker's commissions. The adviser will waive its investment advisory fee on assets of the fund invested in securities of open-end investment companies.

   These limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets. It should be noted that investment companies may incur certain expenses that may be duplicative of certain fees incurred by the funds.

PURCHASING SECURITIES TO EXERCISE CONTROL

   The STRATEGIC INCOME FUND, GROWTH EQUITY FUND and CAPITAL APPRECIATION FUND will not purchase securities of a company for the purpose of exercising control or management.

WRITING COVERED CALL OPTIONS

   The STRATEGIC INCOME FUND, U.S. GOVERNMENT INCOME FUND, GROWTH EQUITY FUND and CAPITAL APPRECIATION FUND will not write call options on securities unless the securities are held in the specific fund's portfolio or unless the fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.

FOREIGN SECURITIES

   The RELATIVE VALUE FUND will not invest more than 10% of its total assets in securities of foreign issuers. The U.S. GOVERNMENT INCOME FUND will not invest more than 5% of its total assets in securities of foreign issuers.

CONCENTRATION OF INVESTMENTS

   The TAX-FREE MONEY MARKET FUND will not purchase securities if, as a result of such purchase, more than 25% of the value of the fund's assets would be invested in any one industry. However, the fund may invest more than 25% of the value of its assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.

   The TAX-FREE MONEY MARKET FUND does not intend to purchase securities that would increase the percentage of its assets invested in the securities of governmental subdivisions located in any one state, territory or U.S. possession to more than 25%. However, the fund may invest more than 25% of the value of its assets in tax-exempt project notes guaranteed by the U.S. government, regardless of the location of the issuing municipality.

   If the value of fund assets invested in the securities of a governmental subdivision changes because of changing values, the Fund will not be required to make any reduction in its holdings.

   The OHIO TAX-FREE MONEY MARKET FUND will not purchase securities if, as a result of such purchase, more than 25% of the value of the fund's assets would be invested in any one industry, industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, the fund may invest more than 25% of the value of its assets in debt obligations issued by or on behalf of Ohio and its political subdivisions and financing authorities, cash or cash items, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.

   The OHIO TAX-FREE MONEY MARKET FUND may invest more than 25% of the value of its assets in tax-exempt project notes guaranteed by the U.S. government, regardless of the location of the issuing municipality. If the value of fund assets invested in the securities of a governmental subdivision changes because of changing values, the fund will not be required to make any reduction in its holdings.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

The funds do not expect to borrow money or pledge securities in excess of 5% of the value of their respective total assets in the coming fiscal year.

For purposes of their policies and limitations, the consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

As a matter of operating policy, which may be changed without shareholder approval, the U.S. GOVERNMENT INCOME FUND, GROWTH EQUITY FUND and CAPITAL APPRECIATION FUND will limit the margin deposits on futures contract and options entered into by a fund to 5% of its net assets.

As operating policies of the STRATEGIC INCOME FUND which may be changed without shareholder approval:

  (a) no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the fund's net assets;
  (b) the fund may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of the fund's net assets;
  (c) the fund may not sell short the securities of any class of an issuer to the extent, at the time of the transaction, of more than 5% of the outstanding securities of that class; and
  (d) the fund at no time will have more than 15% of the value of its net assets in deposits on short sales against the box.

TEMPORARY INVESTMENTS

   From time to time, the TAX-FREE MONEY MARKET FUND, OHIO TAX-FREE MONEY MARKET FUND, INSURED TAX-FREE BOND FUND, GROWTH EQUITY FUND, RELATIVE VALUE FUND, CAPITAL APPRECIATION FUND and INTERNATIONAL EQUITY FUND may invest in temporary investments.

   The TAX-FREE MONEY MARKET FUND and OHIO TAX-FREE MONEY MARKET FUND may invest in high-quality temporary investments for temporary defensive purposes. Occasionally, such as when suitable municipal securities are not available, the funds may invest a portion of their assets in cash. Any portion of the funds' assets maintained in cash reduces the amount of assets in Municipal Securities and thereby reduce the funds' yield. This policy may result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect net asset value or yield. The adviser does not anticipate that portfolio turnover will result in adverse tax consequences to the funds.

   These temporary investments include:

     O obligations issued by or on behalf of municipal or corporate issuers having the same quality and maturity characteristics as Municipal Securities purchased by the funds;
     O marketable obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; instruments issued by banks or other depository institutions which have capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment;
     O    repurchase agreements; and
     O prime commercial paper rated A-1 by Standard and Poor's Ratings Group ("S&P"), Prime-1 by Moody's Investors Service, Inc. ("Moody's"), or F-1 by Fitch Investors Services ("Fitch"), and other short-term credit instruments.

   The INSURED TAX-FREE BOND FUND may invest in temporary investments from time to time:

     O    as a reaction to market conditions;
     O while waiting to invest proceeds of sales of shares or portfolio securities, although generally such proceeds from sales of shares will be invested in municipal securities as quickly as possible;
     O    in anticipation of redemption requests; or
     O for temporary defensive purposes, in which case the fund may invest more than 20% of the value of its net assets in cash or certain money market instruments, U.S. Treasury bills or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or repurchase agreements (see above descriptions).

   The RELATIVE VALUE FUND may invest in temporary investments from time to time for defensive purposes. The fund may invest in securities issued and/or guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities, repurchase agreements and short-term money market instruments such as:

     O instruments of domestic and foreign banks and savings associations if they have capital, surplus, and undivided profits of over $100,000,000, or if the principal amount of the instrument is federally insured; or
     O commercial paper rated A-1 by Standard and Poor's Corporation, Prime-1 by Moody's Investors Service, Inc., or F-1 by Fitch Investors Service, Inc.

   For temporary defensive purposes (up to 100% of total assets) and to maintain liquidity (up to 35% of total assets), the GROWTH EQUITY FUND, CAPITAL APPRECIATION FUND and INTERNATIONAL EQUITY FUND may invest in U.S. and foreign short-term money market instruments including:

     O commercial paper rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody's, or F-1 or F-2 by Fitch. In the case where commercial paper has received different ratings from different rating services, such commercial paper is acceptable so long as at least one rating is in the two highest categories of the NRSROs described above;
     O instruments of domestic and foreign banks and savings associations (such as certificates of deposit, demand and time deposits and bankers' acceptances) if they have capital, surplus, and undivided profits of over $100,000,000, or if BIF or SAIF insures the principal amount of the instrument. These instruments may include Eurodollar Certificates of Deposit, Yankee Certificates of Deposit, and Eurodollar Time Deposits;
     O    obligations of the U.S. government or its agencies or
          instrumentalities;
     O    repurchase agreements; and
     O other short-term instruments that are not rated but are determined by the adviser to be of comparable quality to the other obligations in which the fund may invest.

PORTFOLIO TURNOVER RATES

Although the following funds (the Bond Funds and Stock Funds) do not intend to invest for short-term profits, securities in the funds' portfolios will be sold whenever the adviser believes it is appropriate to do so in light of the Funds' specific investment objectives. The adviser disregards the length of time a particular security may have been held by the funds. Generally, a high portfolio turnover rate results in increased transaction costs and higher taxes paid by the funds' shareholders. In addition a high rate of portfolio turnover may result in the realization of a larger amount of capital gains which, when distributed to the fund's shareholders, are taxable to them. (Regarding the INTERNATIONAL EQUITY FUND, there is no limit on the underlying funds' portfolio turnover rates.) The table below shows the turnover rates for the funds for the past two fiscal years.

                                                   Fiscal Year Ended
FUND                                     NOVEMBER 30, 1997   NOVEMBER 30, 1998
The Stellar Insured Tax-Free Bond Fund          15%1<F36>           14%
U.S. Government Income Fund                    140%                 88%
Strategic Income Fund                          142%                146%
The Stellar Fund                                64%                 77%
Relative Value Fund                             18%                 26%
Growth Equity Fund                              60%                 48%
Capital Appreciation Fund                      262%                 94%
International Equity Fund                      N/A                   3%2<F37>

1<F36> The portfolio turnover rate is for the period from December 30, 1996 (date of initial public investment) to November 30, 1997.
2<F37> The portfolio turnover rate is for the period from December 3, 1997 (date of initial public investment) to November 30, 1998.

MANAGEMENT OF THE FUND

The Trust is managed by a Board of Trustees. The Trust's Board of Trustees consists of six individuals, five of whom are not "interested persons" of the Trust as that term is defined in the 1940 Act. The Trustees are fiduciaries for the funds' shareholders and are governed by the laws of the State of Massachusetts in this regard. They establish policies for the operation of the Trust and appoint the officers who conduct the daily business of the Trust. Officers and Trustees are listed below with their addresses, birthdates, present positions with the Trust and principal occupations.

                                                      POSITION AND                        PRINCIPAL OCCUPATION
NAME AND ADDRESS              BIRTHDATE           OFFICE WITH THETRUST                    DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Thomas L. Conlan, Jr.*<F38>  May 20, 1938               Trustee                           President and Chief Executive Officer,
c/o Firstar Corporation                                                                   Student Loan Funding Resources, Inc., June
425 Walnut Street                                                                         1998 to Present; President and Chief
Cincinnati, Ohio 45202                                                                    Executive Officer, Student Loan Funding
                                                                                          Corporation, 1981 to June 1998; President
                                                                                          and Chief Executive Officer, SLFC, Inc.,
                                                                                          1991 to June 1998.
------------------------------------------------------------------------------------------------------------------------------------
Alfred Gottschalk, Ph.D.    March 7, 1930               Trustee                           Chancellor (January 1996 to present),
c/o Firstar Corporation                                                                   Professor and President, 1971 to 1995,
425 Walnut Street Cincinnati, Ohio 45202                                                  Hebrew Union College-Jewish Institute of
                                                                                          Religion.
------------------------------------------------------------------------------------------------------------------------------------
Robert J. Hill, D.O.       January 13, 1959             Trustee                           Physician, Ohio Valley Orthopaedic and
c/o Firstar Corporation                                                                   Sports Medicine Institute, Inc. and
425 Walnut Street                                                                         Wellington Orthopaedics,  1994 to present;
Cincinnati, Ohio 45202                                                                    Fellow Physician, Cleveland Clinic
                                                                                          Foundation, 1993 to 1994.
------------------------------------------------------------------------------------------------------------------------------------
Dawn M. Hornback          September 12, 1963            Trustee                           Founder, President and Chief Executive
c/o Firstar Corporation                                                                   Officer of Observatory Group, Inc., August
425 Walnut Street                                                                         1990 to present.  Observatory Group, Inc.
Cincinnati, Ohio  45202                                                                   is a marketing communications firm
                                                                                          specializing in the commercial, medical
                                                                                          and educational fields.
------------------------------------------------------------------------------------------------------------------------------------
Lawrence M. Turner          March 23, 1947              Trustee                           Vice President and Treasurer, Kroger Co.
c/o Firstar Corporation                                                                   1986 to present.  The Kroger Co. operates
425 Walnut Street Cincinnati, Ohio  45202                                                 supermarkets and convenience stores and
                                                                                          processes food.
------------------------------------------------------------------------------------------------------------------------------------
William H. Zimmer, III    December 19, 1953             Trustee                           Executive Vice President & Chief Financial
c/o Firstar Corporation                                                                   Officer, Advanced Communications Group,
425 Walnut Street                                                                         Inc., December 1998 to present; Corporate
Cincinnati, Ohio 45202                                                                    Vice President, Cincinnati Bell, Inc.,
                                                                                          1997 to 1998 Treasurer, Cincinnati Bell,
                                                                                          Inc., 1991 to present; Secretary,
                                                                                          Cincinnati Bell, Inc. 1988 to 1997;
                                                                                          Assistant Treasurer, Cincinnati Bell,
                                                                                          Inc., 1988 to 1991.
------------------------------------------------------------------------------------------------------------------------------------
Daniel B. Benhase         November 23, 1959            President                          Executive Vice President, Firstar
Firstar Corporation                                                                       Corporation since 1987.
425 Walnut Street
Cincinnati, OH  45202
------------------------------------------------------------------------------------------------------------------------------------
Joseph C. Neuberger         April 4, 1962            Vice President                       Vice President, Firstar Mutual Fund
Firstar Mutual Fund Services, LLC                                                         Services, LLC, 1994 to present.
615 E. Michigan Street
Milwaukee, WI  53202
------------------------------------------------------------------------------------------------------------------------------------
Michael T. Karbouski        March 3, 1965              Treasurer                          Trust Officer, Firstar Mutual Fund
Firstar Mutual Fund Services, LLC                                                         Services, LLC, 1990 to present.
615 E. Michigan Street
Milwaukee, WI  53202
------------------------------------------------------------------------------------------------------------------------------------
Elaine E. Richards          April 8, 1968              Secretary                          Trust Officer, Firstar Mutual Fund
Firstar Mutual Fund Services, LLC                                                         Services, LLC, June 1998 to present;
615 E. Michigan Street                                                                    Associate Attorney, Reinhart, Boerner, Van
Milwaukee, WI  53202                                                                      Deuren, Norris & Rieselbach, s.c.,
                                                                                          Milwaukee, Wisconsin, 1995 to 1998.
------------------------------------------------------------------------------------------------------------------------------------
*<F38> This trustee is deemed to be an "interested person," as defined in the 1940 Act, of the Trust by virtue of his business relationship with the Funds' investment adviser, and certain of its affiliates.  The Student Loan Funding Corporation and
      SLFC, Inc., of which Mr. Conlan is President and Chief Executive Officer, purchase student loans from various financial institutions, including the Funds' investment adviser and its affiliates.  In addition, the Funds' investment adviser extends credit from time to time to Student Loan Funding Corporation and SLFC, Inc. to finance their operations.

COMPENSATION

For their service as Trustees, the independent Trustees receive a $3,000 annual retainer fee and $2,375 per meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings. The interested Trustees of the Trust receive no compensation for their service as Trustees. The table below details the amount of compensation received by the Trustees from the Trust for the past fiscal year. Presently, none of the
executive officers receive compensation from the Trust.   The aggregate
compensation is provided for the Trust, which is comprised of eleven portfolios.


                                                      PENSION OR RETIREMENT       ESTIMATED ANNUAL   TOTAL COMPENSATION
                             AGGREGATE COMPENSATION  BENEFITS ACCRUED AS PART      BENEFITS UPON    FROM TRUST AND FUND
NAME AND POSITION              FROM TRUST**<F40>        OF TRUST EXPENSES            RETIREMENT   COMPLEX PAID TO TRUSTEES
-----------------              -----------------        -----------------            ----------   ------------------------
Thomas L. Conlan, Jr.*<F39>           None                     None                     None                None
Trustee

Dr. Alfred Gottschalk Trustee       $11,000                    None                     None              $11,000

Dr. Robert J. Hill                  $11,500                    None                     None              $11,500
Trustee

Dawn M. Hornback                    $11,000                    None                     None              $11,000
Trustee

Lawrence M. Turner                  $11,000                    None                     None              $11,000
Trustee

William H. Zimmer, III              $11,500                    None                     None              $11,500
Trustee

*<F39> This trustee is deemed to be an interested person as defined in the 1940 Act.
**<F40>A portion of these fees were paid by the Market Capitalization Fund a former Firstar Stellar Fund that was recently dissolved.

SALES LOADS

Unless a trustee falls into one of the following categories, there are currently no discounts available to Trustees on sales charges applied to shares of the Funds. The following persons will not have to pay a sales charge on class A shares:

     O Employees and retired employees of Firstar Bank (or Star Bank), or their affiliates and members of their families (including parents, grandparents, siblings, spouses, children, and in-laws) of such employees or retired employees;
     O    FirstarTrust customers of Firstar Corporation and its subsidiaries;
          and
     O    non-trust customers of financial advisers

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

CONTROL PERSON

For certain purposes, Firstar Bank, N.A. may be deemed to control the Funds because it owns over 25% of the voting shares of the Funds and, as a result, will be able to affect the outcome of certain matters presented for a vote of each of the fund's shareholders. Firstar Bank serves as the investment adviser for the Funds and also serves as custodian. Firstar Bank is located at 425 Walnut Street, Cincinnati, Ohio 45202. Firstar Bank is a national association and is wholly-owned by Firstar Corporation.

Firstcinco, a commercial bank in Cincinnati, Ohio, also owns over 25% of the shares of some of the Funds and may be deemed to control those Funds. Firstar Bank, N.A. has voting rights of all the shares owned by Firstcinco. The table below shows the approximate percentage of the Funds owned by Firstar Bank, N.A. and Firstcinco as of March 1, 1999.

----------------------------------------------------------------------------
PERCENTAGE OWNED BY
FIRSTAR BANK, N.A.                  A Shares   B Shares  C Shares  Y Shares
----------------------------------------------------------------------------
Treasury Fund                                              88.91%    43.52%
Tax-Free Money Market Fund                                 79.17%
Ohio Tax-Free Money Market Fund                            50.72%

----------------------------------------------------------------------------
PERCENTAGE OWNED BY FIRSTCINCO      A Shares   B Shares  C Shares  Y Shares
----------------------------------------------------------------------------
Insured Tax-Free Bond Fund            76.15%
U.S. Government Income Fund           67.24%
Strategic Income Fund                            43.59%
Relative Value Fund                                                  74.41%
Growth Equity Fund                                                   82.48%
Capital Appreciation Fund             81.31%
International Equity Fund             70.72%
Stellar Fund                                                         85.93%


PRINCIPAL HOLDERS

As of March 1, 1999, the following person is deemed to be a principal holder of the respective Funds because it beneficially owns 5% or more of the Fund's outstanding equity securities.


NAME AND ADDRESS              FUND/CLASS                 PERCENTAGE OWNED
Strafe & Co., for the     Relative Value - A                  7.55%
benefit of Southern
Ohio Medical Center
Pension Fund,
Westerville, Ohio

Strafe & Co., for the     Growth Equity - B                   5.31%
benefit of Southern
Ohio Medical Center
Pension Fund,
Westerville, Ohio


MANAGEMENT OWNERSHIP

As of March 1, 1999, the officers and Trustees of the Trust own less than 1% of the outstanding shares of any of the Funds.

INVESTMENT ADVISORY SERVICES

ADVISER TO THE FUND

The Trust's investment adviser is Firstar Bank, N.A. located at 425 Walnut Street, Cincinnati, Ohio 45202 ("Firstar Bank"). Firstar Bank is a wholly-owned subsidiary of Firstar Corporation whose principal business is commercial banking. On November 20, 1998, Star Banc Corporation merged with Firstar Corporation. The new entity retained the "Firstar" name and Firstar Corporation is now the parent company of the adviser. Firstar Bank, N.A. was known as Star Bank, N.A. prior to the merger.

The merger has produced no significant changes to the management of the Adviser. Together, the two banks have become the 21st largest bank in the United States and have blended an expertise of trust administration and investments together with extensive knowledge in the mutual fund industry.

Firstar Bank's assets under management, including mutual funds, have a market value in excess of $ 12 billion. As part of its regular banking operations, Firstar Bank may make loans to public companies. As a result, it may be possible for the Funds to hold or acquire securities of companies that are also lending clients of Firstar Bank. The lending relationship will not be a factor in the selection of securities. Because of internal controls maintained by Firstar Bank to restrict the flow of non-public information, Trust investments are typically made without any knowledge of Firstar Bank's or its affiliates' lending relationships with an issuer.

Firstar Bank shall not be liable to the Trust, the Funds, or any shareholder of the Funds for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

Firstar Corporation is also the parent company to Firstar Investment Management and Research Company, LLC ("FIRMCO"), a registered investment adviser. FIRMCO serves as the investment adviser to the Firstar Funds, a separate family of funds using the "Firstar" name.

ADVISORY FEES

For its advisory services, Firstar Bank receives an annual investment advisory fee from each fund as described in the prospectus. For the fiscal years (or period, as the case may be) ended November 30, 1996, 1997 and 1998 the Adviser earned and was paid the following amounts, unless some portion of the fee was waived as indicated.

------------------------------------------------------------------------------------------------------------------------------------
                                                                       Advisory fees earned (Advisory fees waived)
------------------------------------------------------------------------------------------------------------------------------------
                                                        1996                          1997                          1998
------------------------------------------------------------------------------------------------------------------------------------
Treasury Fund                                     $3,586,051                    $4,990,143                    $6,734,607
Tax-Free Money Market Fund                $984,158 (210,332)            $761,494 (138,499)             $676,387 (122,979)
Ohio Tax-Free Money Market Fund1<F41>                    N/A                           N/A             $195,781 (142,326)1<F41>
Strategic Income Fund                               $689,394                    $1,343,811                    $1,865,171
U.S. Government Income Fund                         $702,550                      $819,582                      $806,064
Insured Tax-Free Bond Fund2                              N/A            $825,962 (275,321)2<F42     $1,065,733 (355,244)
Growth Equity Fund                                  $455,889                      $946,601                    $1,269,745
Relative Value Fund                               $1,249,213                    $2,220,214                    $3,061,795
Stellar Fund                                      $1,078,738                    $1,114,195                    $1,057,960
Capital Appreciation Fund                           $665,476                      $774,928                      $767,140
International Equity Fund3<F43>                          N/A                           N/A                     $313,7283

1<F41> For the period from December 2, 1997 (date of initial public investment) to November 30, 1998.
2<F42> For the period from December 30, 1997 (date of initial public investment) to November 30, 1998.
3<F43> For the period from December 3, 1997 (date of initial public investment) to November 30, 1998.

BROKERAGE TRANSACTIONS

The adviser is responsible for making decisions to buy and sell securities for the Funds and for placing the Funds' securities. The adviser is also responsible for negotiating the commissions to be paid on such transactions and allocating portfolio transactions. The adviser seeks to obtain the best execution at the best security price available with respect to each transaction. The best price to a fund means the best net price without regard to the mix between purchase or sale price and commission if any. While the adviser seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest available commission. Brokerage will not be allocated based on the sale of the Funds' shares.

During the fiscal years (or period, as the case may be) ended November 30, 1996, 1997 and 1998, the Funds paid the following total brokerage commissions.

                                         1996           1997           1998
--------------------------------------------------------------------------------
Treasury Fund                              $0             $0             $0
Tax-Free Money Market Fund1                $0             $0             $0
Ohio Tax-Free Money Market Fund           N/A            N/A             $0
Strategic Income Fund                $197,130       $406,396       $395,862
U.S. Government Income Fund                $0             $0           $400
Insured Tax-Free Bond Fund                N/A             $0             $0
Growth Equity Fund                   $267,175       $274,875       $286,979
Relative Value Fund                  $146,237       $218,211       $315,245
Stellar Fund                         $125,215       $145,306       $396,057
Capital Appreciation Fund            $415,208       $742,452       $262,127
International Equity Fund                 N/A            N/A        $50,105

Section 28(e) of the Securities Exchange Act of 1934, as amended, permits an investment adviser under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include:

     (a) furnishing advice as to the value ofsecurities, the availability of investing, purchasing or selling securities and the availability of securities or purchases or sellers of securities;
     (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accruals; and
     (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

In selecting broker or dealers, the adviser considers investment and market information and other research, such as economic, securities and performance measurement research provided by such brokers or dealers and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commissions charged by any such broker or dealer may be greater than the amount another firm might charge if the adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker or dealers to the Funds. The adviser believes that the research information received in this manner provides the Funds with benefits by supplementing the research otherwise available to the Funds. Such higher commissions will not be paid by the Funds unless:

  (a) the adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the adviser's overall responsibilities with respect to the accounts, including the Funds as to which it exercises investment discretion;
  (b) such payment is made in compliance with the provisions of Section 28(c) and to other applicable state and federal laws; and
  (c) in the opinion of the adviser, the total commissions paid by the Funds will be reasonable in relation to the benefits to the Funds over the long term.

Although investment decisions for the Funds are made independently from those of the other accounts managed by the adviser, investments of the type the Funds may make may also be made by those other accounts. When the Funds and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Funds or the size of the position obtained or disposed of by the Funds. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Funds.

Under certain circumstances, a sales charge incurred by the INTERNATIONAL EQUITY FUND in acquiring shares of an underlying fund may not be taken into account in determining the gain or loss on the disposition of the shares acquired. If shares are disposed of within 90 days from the date they were purchased and if shares of a new underlying fund are subsequently acquired without imposition of a sales charge or imposition of a reduced sales charge pursuant to a right granted to the fund to acquire shares without payment of a sales charge or with the payment of a reduced charge, then the sales charge paid upon the purchase of the initial shares will be treated as paid in connection with the acquisition of the new underlying fund's shares rather than the initial shares.

ADMINISTRATIVE SERVICES

As of October 1, 1998, Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, a subsidiary of Firstar Bank, N.A., ("Firstar"), provides administrative personnel and services to the Funds. Firstar provides services such as legal compliance and accounting services. Firstar provides these services at an annual rate of 0.11% of the average daily net assets of each fund. Prior to October 1, 1998, Federated Administrative Services provided administrative services to the Funds at an annual rate of 0.12% of each fund's average daily net assets.

Edgewood Services, Inc. as sub-administrator to the Funds. For its services, Edgewood is paid a fee by the Fund's administrator and is not paid by the Funds.

Over the last three fiscal years the Trust on behalf of the Funds paid the following amount in administrative fees:

------------------------------------------------------------------------------------------------------------------------------------
                                     Fees Paid to:      Federated           Federated           Federated             Firstar
------------------------------------------------------------------------------------------------------------------------------------
                                                      Fiscal year         Fiscal year           12/1/97 -           10/1/98 -
                                                       ended 1996          ended 1997             9/30/98            11/30/98
------------------------------------------------------------------------------------------------------------------------------------
Treasury Fund                                            $717,407            $922,287          $1,270,147            $290,973
Tax-Free Money Market Fund1                              $179,533            $128,243            $117,566             $24,790
Ohio Tax-Free Money Market Fund                               N/A                 N/A             $41,217              $5,715
                                                                                                 ($18,871)
Strategic Income Fund                                     $72,413            $130,615            $190,885             $20,661
U.S. Government Income Fund                              $117,252            $126,436            $128,867             $27,751
Insured Tax-Free Bond Fund                                    N/A            $101,260            $136,827             $20,007
Growth Equity Fund                                        $60,748            $116,489            $164,319             $33,540
Relative Value Fund                                      $166,585            $273,396            $398,051             $82,764
Stellar Fund                                             $113,861            $108,560            $110,278             $19,658
Capital Appreciation Fund                                 $70,082             $72,536             $79,934             $14,310
International Equity Fund                                     N/A                 N/A             $46,194              $8,836

FUND ACCOUNTING AND DIVIDEND PAYING AGENT SERVICES

As of October 1, 1998, Firstar provides fund accounting personnel and services to the Funds pursuant to a Fund Accounting Service Agreement. Under the Fund Accounting Servicing Agreement, Firstar provides portfolio accounting services, expense accrual and payment services, fund valuation and financial reporting services, tax accounting services and compliance control services. Firstar receives a fund accounting fee, for all of the Funds combined, which is billed on a monthly basis. Firstar acts as the Funds' dividend paying agent. Federated Services Company previously provided those services to the Funds.

CUSTODIAN

Firstar Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202, is custodian for the cash and securities of the Funds. Under the Custodian Agreement, Firstar Bank holds the Funds' portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. The custodian receives an annual fee equal to 0.025% of each Fund's average daily net assets.

DISTRIBUTION PLAN

As noted in the Funds' prospectuses, the Trust on behalf of the Funds has adopted a Rule 12b-1 Plan, as amended and restated, pursuant to Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act (the "Plan"). The Plan was adopted to facilitate the sale of a sufficient number of shares to allow the Funds to achieve economic viability. The Plan is a compensation type of Plan that provides the Trust the ability to use assets of the Funds to pay securities dealers, financial institutions and other industry professionals ("shareholder service organizations") to finance any activity that is principally intended to result in the sale of the Funds' shares subject to the Plan. Such activities may include:
     O    the advertising and marketing of shares of the Funds;
     O preparing, printing, and distributing prospectuses and sales literature to prospective shareholders, brokers, or administrators; and
     O    implementing and operating the Plan.

The distributor may pay fees to brokers and others for such services. As of April 1, 1999, Edgewood Services, Inc., Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, became the distributor for the Funds. From October 1, 1998 to March 31, 1999, B.C. Ziegler and Company, 215 North Main Street, West Bend, Wisconsin 53095, served as the Funds' distributor. Prior to that, Federated Securities Corporation, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, provided distribution services to the Funds.

In compensation for the services provided pursuant to this Plan, Edgewood Services, Inc. will be paid a monthly fee computed at the annual rate of up to 0.25% of the average aggregate net asset value of shares of the Funds held during the month. The Plan provides that the only shares of the Funds subject to the accrual and payment of Rule 12b-1 fees are the Funds in which there is Y class of shares. Although Class Y shares are not subject to Rule 12b-1 fees, Classes A, B or C shares within the particular fund are subject to the fees. The following classes of the following funds are paying Rule 12b-1 fees because a Y class of shares exists in the fund:

     O      TREASURY FUND                    Class C
     O      GROWTH EQUITY FUND               Class B
     O      RELATIVE VALUE FUND              Classes A and B
     O      STELLAR FUND                     Class A

The Trust's Board of Trustees, including all of the independent Trustees as defined in the 1940 Act, has approved the Plan. The Board of Trustees has determined that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. The Board of Trustees believes, therefore, that it will benefit the Funds to have monies available for the direct distribution activities of the distributor in promoting the sale of the Funds' shares. Furthermore, having money available will avoid any uncertainties as to whether other payments by the Funds constitute distribution expenses on behalf of the Funds. The Plan must be renewed annually by the Board of Trustees, including a majority of the independent Trustees who have no direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for that purpose. It is also required that the independent Trustees select and nominate other independent Trustees.

The Plan and any related agreement may not be amended to materially increase the amounts to be spent for distribution expenses without approval by a majority of the Funds' outstanding shares. All material amendments to the Plan or any related agreements must be approved by a vote of the independent Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

The distributor is required to report in writing to the Board of Trustees, at least quarterly, on the amounts and purpose of any payment made under the Plan. The distributor is also required to furnish the Board of Trustees with such other information as may reasonably be requested in order to enable the Trustees to make an informed determination of whether the Plan should be continued.

With the exception of Firstar Bank, in its capacity as the Funds' investment adviser, and Edgewood Services Inc., in its capacity as distributor of the Funds' shares, no "interested person" of the Funds, as defined in the 1940 Act, and no trustee of the Funds who is not an "interested person" has or had a direct or indirect financial interest in the Plan or any related argument.

DETERMINING NET ASSET VALUE

The net asset value generally changes each day. The days on which the net asset value is calculated by the Funds are described in the prospectuses. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Funds are informed of the ex-dividend date.

DETERMINING MARKET VALUE OF SECURITIES

Market or fair values of the Funds' portfolio securities are determined as follows:

     1. For equity securities: according to the last sale price on a national securities exchange, if applicable.
     2. In the absence of recorded sales for listed equity securities: according to the mean between the last closing bid and asked prices.
     3.   For unlisted equity securities:  latest bid prices.
     4. For bonds and other fixed-income securities: as determined by an independent pricing service.
     5. For short-term obligations: according to the mean between bid and asked prices as furnished by an independent pricing service.
     6. For short-term obligations with remaining maturities of 60 days or less at the time of purchase: at amortized cost.
     7. For all other securities: at fair value as determined in good faith by the Trustees.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may reflect institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Regarding the INTERNATIONAL EQUITY FUND, the underlying funds in which the fund invests may value securities in their portfolios for which market quotations are readily available at their current market value (generally the last reported sales price) and all other securities and assets at fair value pursuant to methods established in good faith by the board of directors/trustees of the underlying fund.

TRADING IN FOREIGN SECURITIES

Trading in foreign securities may be completed at times that vary from the closing of the New York Stock Exchange. In computing the net asset value, the Funds value foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the New York Stock Exchange. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the New York Stock Exchange. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the underlying fund's board of directors, although the actual calculation may be done by others.

PURCHASE, EXCHANGE AND PRICING OF SHARES

Except in initial circumstances as described in the prospectuses, shares of the Funds are sold at their net asset value plus a sales charge, on days the New York Stock Exchange and the Federal Reserve wire system are open for business. The procedure for purchasing shares of the Funds is explained in the prospectuses.

CLASS C AND CLASS Y SHARES

Class C and Class Y shares are sold at their net asset value and do not have sales charges or contingent deferred sales charges. See the prospectuses for more information.

CLASS A SHARES - REDUCING THE SALES CHARGE

Class A shares of the Funds are sold at their net asset value plus a sales charge as described in the prospectuses. Shareholders can reduce the sales charge on purchases of Class A shares by:

     O purchasing larger quantities of shares or putting a number of purchases together to obtain the discounts
     O   signing a 13-month letter of intent
     O   using the reinvestment privilege
     O   making concurrent purchases

Large Purchases and Quantity Discounts   As indicated in the prospectuses, the
     more shares a shareholder purchases, the smaller the sales charge per share. If a shareholder purchases Class A shares on the same day as his or her spouse or children under 21 purchase shares, his or her purchases will be combined in calculating the sales charges.

     Also, if shareholders later purchase additional shares of a fund, the purchases will be added together with the amount already invested in the Fund. For example, if a shareholder already owns shares of the STELLAR FUND with a value at the current net asset value ("NAV") of $90,000.
     Later, the shareholder purchases $10,000 more at the current NAV. The sales charge on the additional purchase would be 3.75%, not 4.50% as shown in the prospectuses. When making additional purchases, shareholders should inform the Funds in writing that they already own shares of the fund at the time of purchasing more shares.

Signing a Letter of Intent   If investors intend to purchase at least $100,000
     of Class A shares over the next 13 months, they should consider signing a letter of intent to reduce the sales charge. A letter of intent includes a provision allowing the Funds to adjust the sales charge depending on the amount you actually purchase within the 13-month period. It also allows the custodian to hold the maximum sales charge (4.50% or 1.50% as the case may be) in shares in escrow until the purchases are completed. The shares held in escrow in the investor's account will be released when the letter of intent is fulfilled or when the 13-month period is over, whichever comes first. If the investor did not purchase the amount stated in the letter of intent, the fund will redeem the appropriate number of escrowed shares to cover the difference in the sales charge.

     The letter of intent does not obligate the investor to purchase shares, but simply allows the investor to take advantage of the lower sales charge applicable to the total amount intended to buy. When the investor establishes a letter of intent, the balances in any of the Funds' accounts (except the money market accounts) will be aggregated to provide a purchase credit towards fulfillment of the letter of intent. The investor's prior trade prices will not be adjusted, however.

Reinvestment Privilege   If Class A shares of any of the Funds have been
     redeemed, the investor has a one-time right, within 30 days, to reinvest the redemption proceeds at the next-determined net asset value without any sales charge. Shareholders should inform the Funds, in writing, that they are reinvesting so that they will not be overcharged.

Concurrent Purchases   Another way to reduce the sales charge is to combine
     purchases made at the same time in two or more of the Funds that apply sales charges. For example, if an investor invests $30,000 in Class A shares of one of the Funds, and $70,000 in Class A shares of another fund, the sales charge would be lower. Investors should inform the Funds in writing about the concurrent purchases so that they will not be overcharged.

CLASS B SHARES - ELIMINATING THE CONTINGENT DEFERRED SALES CHARGE
Class B shares of the Funds are sold at their net asset value plus a contingent defined sales charges as described in the prospectuses. No CDSC will be charged for redemptions made under the following circumstances:

     O    redemptions made following death or disability (as defined by the IRS)
     O redemptions made as minimum required distributions under an IRA or other retirement plan to a shareholder who is 701/2 years old or older
     O involuntary redemptions made in shareholder accounts that do not have the required minimum balance

Death or Disability   To receive the CDSC exemption with respect to death or
     disability, Firstar Bank or the distributor must be notified in writing at the time of the redemption that the shareholder, or his or her executor, requests the exemption.

IRA or other Retirement Plan   The exemption from the CDSC for Individual
     Retirement Accounts of other retirement plans does not extend to account transfers, rollovers, and other redemptions made for purposes of reinvestment.

Involuntary Redemptions   Firstar Stellar Funds reserves the right to redeem
     shares of accounts with low balances (balances below $1,000). Shareholders will not be charged a CDSC for this type of involuntary redemption. See the prospectuses for more information on accounts with low balances.

EXCHANGE PRIVILEGE

Shareholders may exchange shares within the Firstar Stellar Funds. Prior to any exchange, shareholders should read a copy of the current prospectus of the fund into which they wish to exchange. To participate in the exchange privilege, shareholders must exchange shares having a net asset value of at least $1,000. If you established your account through a Shareholder Service Organization, you may be able to exchange a lower amount, but you should consult your account agreement for procedures. Exercising the exchange privilege is treated as a sale for federal income tax purposes and you may realize short or long-term capital gains or losses on the exchange.

Shareholders may exchange shares by telephone or in writing as follows:

Telephone
---------
You may exchange shares by telephone only if the shareholders registered on your account are the same shareholders registered on the account into which you are exchanging. Exchange requests must be received before 3:30 p.m. (Eastern time) to be processed that day.

In Writing
----------
You may send your exchange request in writing. Please provide the fund name and account number for each of the Funds involved in the exchange and make sure the letter of instruction is signed by all shareholders on the account.

Each class of shares may be exchanged as follows:

     O Holders of Class C or Y shares of any of the Firstar Stellar Funds may exchange such shares for Class C or Y shares of any other Firstar Stellar Fund at net asset value.
     O Holders of Class B shares of any Firstar Stellar Fund may exchange such shares for Class B or C shares of any other Firstar Stellar Fund at net asset value.
     O Holders of Class A shares of any Firstar Stellar Fund may exchange such shares for Class A or C shares of any other Firstar Stellar Fund at net asset value plus the difference (if any) between the sales charge already paid on the shares of the fund which are being exchanged out of, and any sales charge imposed by the fund which is being exchanged into. In all cases, shareholders will be required to pay a sales charge only once.

Shares are exchanged at their net asset values. However, additional fees may apply to class A and B shares as noted in the table below.

A to A Exchange
-----------------------------------------------------------------------------
When you exchange Class A shares of a fund for Class A shares of another fund, you will have to pay the difference between the fund's sales charge you already paid and the sales charge of the fund into which you are entering.

A to C Exchange
-----------------------------------------------------------------------------
When you exchange Class A shares of a fund for Class C shares of another fund, the Class A shares retain their charge to be exercised in further exchanges. If you later re-exchange the C shares that you obtained from the A-C exchange, you would exchange at the NAV plus the difference between the sales charge initially paid and the sales charge of the fund into which you are entering.

B to B Exchange / B to C Exchange
-----------------------------------------------------------------------------
When you exchange Class B shares of a fund for Class B or C shares of another fund, no sales charges are assessed at the time of the exchange. However, if you redeem shares within 5 years of the original purchase, a CDSC will be imposed according to the original purchase date.

NOTE: Firstar Stellar Funds may modify or terminate the exchange privilege at any time. Investors may have difficulty making exchanges by telephone through brokers or banks during times of drastic market changes. If you cannot contact your broker or bank, by telephone, you should send your request in writing via overnight mail.

EXCHANGING SECURITIES FOR FUND SHARES

The Funds may accept securities in exchange for shares. The Funds will allow such exchanges only upon the prior approval of the particular fund and a determination by the fund and the Adviser that the securities to be exchanged are acceptable.

Any securities exchanged must meet the investment objective and policies of the fund, must have a readily ascertainable market value, and must not be subject to restrictions on resale. The fund acquires the exchanged securities for investment and not for resale. The market value of any securities exchanged in an initial investment, plus any cash, must be at least $25,000.

Securities accepted by the fund will be valued in the same manner as the fund values its assets. The basis of the exchange will depend upon the net asset value of shares of the fund on the day the securities are valued. One share of the fund will be issued for each equivalent amount of securities accepted.
Any interest earned on the securities prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription, or other rights attached to the securities become the property of the fund, along with the securities.

SHAREHOLDER SERVICES PLAN

Shareholder service organizations are non-affiliated banks and broker/dealers that provide certain support and distribution services to their customers who are the beneficial owners of the Funds' shares. Generally, the services provided include assisting customers in processing purchase, exchange and redemption requests, although the services vary according to the specific agreement. Shareholder service organizations are record owners of the shares of the Funds and are responsible for promptly transmitting orders. The organizations may charge their customers for services relating to their investment in the Funds. If you are a customer of a shareholder service organization, carefully read your account agreement together with the Funds' prospectuses with regard to services provided, fees charged and any restrictions imposed.

Firstar Bank has a shareholder services plan that permits the payment of fees to Firstar Bank and, indirectly, to financial institutions to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include, but are not limited to, providing: office space, equipment, telephone facilities, and various clerical, supervisory, computer and other personnel as necessary or beneficial to:

     O    establish and maintain shareholder accounts and records;
     O process purchase and redemption transactions and automatic investments of client account cash balances;
     O    answer routine client inquiries; and
     O assist clients in changing dividend options, account designations and addresses.

FREQUENT INVESTOR PROGRAM

The Frequent Investor Program is a program that allows investors to win a free round-trip airline ticket. If investors earn 50,000 points, they win a round-trip airline ticket to any of the 50 states on any U.S. carrier.

The terms and conditions regarding the program are as follows:

     O Investors must purchase Class A or B shares of any of the Firstar Stellar Funds.
     O Investors will earn one point for every dollar invested (gross of sales charges) in Class A or B shares after August 12, 1996.
     O The program does not apply to shares obtained without a sales charge or a CDSC. It also does not apply to shares acquired through reinvested dividends or capital gain distributions.
     O    The program does not apply to Class A or B shares acquired by exchange.
     O    Investors may redeem shares at any time without losing points.
     O Investors may earn up to 100,000 points (2 airline tickets) in any 12-month period.
     O All unused points will expire one year from the latest purchase of shares of $100 or more.
     O    Points are not transferable.

Regarding the airline tickets:

     O    The ticket will be for a non-refundable coach seat.
     O The price of the ticket may not exceed $500 (including taxes and destination charges), however, investors may choose to pay any overage.
     O    All travel must be within the 50 United States.
     O    Interim stopovers may not exceed four hours.
     O Tickets will be mailed to the investor's account address, although overnight shipping is available at the investor's expense.
     O    There are no "blackout" dates.
     O Investors must purchase their tickets 21 days in advance, and a Saturday night stay is required.
     O    Tickets may be purchased in any individual's name.

NOTE: Firstar Stellar Funds may modify or terminate the frequent investor program at any time. Firstar Bank may create special offering periods featuring bonus points or other temporary enhancement to the program. Existing and prospective shareholders will be given notice of such special offering periods.

CONVERSION TO FEDERAL FUNDS

It is the Funds' policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. Firstar Bank acts as the shareholder's agent in depositing checks and converting them to federal funds.

REDEEMING SHARES

REDEMPTION IN KIND

Although the Trust intends to redeem shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the respective Fund's portfolio. To satisfy registration requirements in a particular state, redemption in kind will be made in readily marketable securities to the extent that such securities are available. If the state's policy changes, the Funds reserve the right to redeem in kind by delivering those securities it deems appropriate.

Redemption in kind will be made in conformity with applicable Securities and Exchange Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Trustees determine to be fair and equitable.

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act under which the Fund is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the class' net asset value during any 90-day period.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transaction costs in the disposition of such securities.

REDEMPTION IN WRITING

To redeem shares, shareholders may send a written request to:

                       Firstar Stellar Funds
                       c/o Firstar Mutual Fund Services, LLC
                       P.O. Box 701
                       Milwaukee, Wisconsin  53201-0701

The written letter of instructions must include:

     O    the shareholder(s)' name,
     O    the fund name,
     O    the account number,
     O    the share or dollar amount to be redeemed, and
     O    signatures by all shareholders on the account.

The proceeds will be wired to the bank account of record or sent to the address of record within seven calendar days.

If shareholders request redemption proceeds be sent to an address other than that on record with the fund or proceeds made payable other than to the shareholder(s) of record, the written request must have signatures guaranteed by:

     O a trust company or commercial bank whose deposits are insured by the BIF, which is administered by the FDIC;
     O a member of the New York, Boston, American, Midwest, or Pacific Stock Exchange;
     O a savings bank or savings association whose deposits are insured by the SAIF, which is administered by the FDIC; or
     O any other "eligible guarantor institution" as defined in the Securities Exchange Act of 1934.

The Funds do not accept signatures guaranteed by a notary public.

The Trust and its transfer agent have adopted standards for accepting signature guarantees from the above institutions. The Trust may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Trust and its transfer agent reserve the right to amend these standards at any time without notice.

TAX STATUS

THE TRUST'S TAX STATUS

The Trust will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code applicable to "regulated investment companies" and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Funds must, among other requirements:

     O derive at least 90% of their gross income from dividends, interest and gains from the sale of securities;
     O    invest in securities within certain statutory limits; and
     O distribute to their shareholders at least 90% of their net income earned during the year.

In the event the Trust fails to qualify as a "regulated investment company," it will be treated as a regular corporation for federal income tax purposes. Accordingly, the Trust would be subject to federal income taxes and any distributions made by the Funds would be taxable and non-deductible by the Trust. This would increase the cost of investing in the Funds for shareholders and would make it more economical for shareholders to invest directly in securities held by the Funds instead of investing indirectly in such securities through the Funds.

INTERNATIONAL EQUITY FUND

These requirements may restrict the degree to which the INTERNATIONAL EQUITY FUND may engage in short-term trading and certain hedging transactions and may limit the range of the fund's investments.

If permitted by its investment policies, the underlying fund's transactions in futures contracts, forward contracts, foreign currency transactions, options and certain other investment and hedging activities are subject to special tax rules. In a given case, these rules may accelerate income to the underlying fund, defer its losses, cause adjustments in the holding periods of the underlying fund's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of the underlying fund's income. These rules could therefore affect the amount, timing and character of distributions to the fund's shareholders.

Any dividends declared by the Fund in October, November or December to shareholders of record during those months and paid during the following January are treated, for tax purposes, as if they were received by each shareholder on December 31 of the year in which they were declared.

An underlying fund may inadvertently invest in non-U.S. corporations, which are treated as Passive Foreign Investment Companies ("PFICs") or could become a PFIC under the Code. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent an underlying fund does invest in PFICs, it may elect to treat the PFIC as a "qualified electing fund" or mark-to-market its investments in PFICs annually. In either case, the underlying fund may be required to distribute amounts in excess of its realized income and gains. To the extent that the underlying fund itself is required to pay a tax on income or gain from investment in PFICs, the payment of this tax would reduce the INTERNATIONAL EQUITY FUND'S economic return.

FOREIGN TAXES

Investment income on certain foreign securities in which the STRATEGIC INCOME FUND, GROWTH EQUITY FUND, RELATIVE VALUE FUND, CAPITAL APPRECIATION FUND and INTERNATIONAL EQUITY FUND may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the funds would be subject.

SHAREHOLDERS' TAX STATUS

Regarding the STRATEGIC INCOME FUND, U.S. GOVERNMENT INCOME FUND, GROWTH EQUITY FUND, RELATIVE VALUE FUND, STELLAR FUND, CAPITAL APPRECIATION FUND and INTERNATIONAL EQUITY FUND, shareholders are subject to federal income tax on dividends and capital gains received as cash or additional shares. The dividends received deduction for corporations will apply to ordinary income distributions to the extent the distribution represents amounts that would qualify for the dividends received deduction if the funds were a regular corporation and to the extent designated by the funds as so qualifying. These dividends and any short-term capital gains are taxable as ordinary income.

Regarding the INSURED TAX-FREE BOND FUND, no portion of any income dividend paid by the fund is eligible for the dividends received deduction available to corporations.

Regarding the TREASURY FUND, shareholders are subject to federal income tax on dividends received as cash or additional shares. No portion of any income dividend paid by the fund is eligible for the dividends received deduction available to corporations. These dividends and any short-term capital gains are taxable as ordinary income.

CAPITAL GAINS

Shareholders will pay federal tax at long-term capital gain rates on long-term capital gains distributed to them regardless of how long they have held fund shares.

Capital gains experienced by the TREASURY FUND, TAX-FREE MONEY MARKET FUND and OHIO TAX-FREE MONEY MARKET FUND could result in an increase in dividends. Capital losses could result in a decrease in dividends. If, for some extraordinary reason, a fund realizes net long-term capital gains, it will distribute them at least once every 12 months.

Regarding the INSURED TAX-FREE BOND FUND, capital gains or losses may be realized by the fund on the sale of portfolio securities. Sales would generally be made because of:

     O    the availability of higher relative yields;
     O    differentials in market values;
     O    new investment opportunities;
     O    changes in creditworthiness of an issuer; or
     O    an attempt to preserve gains or limit losses.


Distribution of long-term capital gains are taxed as such, whether they are taken in cash or reinvested, and regardless of the length of time the shareholder has owned the shares.

UNDERWRITERS

DISTRIBUTION OF SECURITIES

The Funds paid the following amounts under the Rule 12b-1 Plan to Federated Securities Corporation during the last three fiscal years. As of October 1, 1998, B.C. Ziegler and Company served as the principal distributor for the Funds from October 1, 1998 to March 31, 1999. The amounts paid by the Funds to B.C. Ziegler and Company and retained during the fiscal year ended November 30, 1998 are shown on the next table.

------------------------------------------------------------------------------------------------------------------------------------
                                                  Fiscal Year 1996            Fiscal Year 1997             12/1/97 - 9/30/98
Fees Paid to Federated                        Total             Amount      Total          Amount         Total        Amount
                                              commission      retained      commission   retained         commission retained
------------------------------------------------------------------------------------------------------------------------------------
Treasury Fund                                    0              0           $202,834          0           $539,210          0
Tax-Free Money Market Fund                       0              0              0              0              0              0
Ohio Tax-Free Money Market Fund                  0              0              0              0              0              0
Strategic Income Fund                            0              0              0              0              0              0
U.S. Government Income Fund                      0              0              0              0              0              0
Insured Tax-Free Bond Fund                       0              0              0              0              0              0
Growth Equity Fund                               0              0           $25,307           0           $118,011          0
Relative Value Fund                              0              0           $22,038           0           $95,392           0
Stellar Fund                                  $121,479          0           $126,341          0           $104,226          0
Capital Appreciation Fund                        0              0              0              0              0              0
International Equity Fund                        0              0              0              0              0              0

-------------------------------------------------------------------------
                                                 10/1/98 - 11/30/98
                                              Total            Amount
Fees Paid to B.C. Ziegler                     commissions    retained
-------------------------------------------------------------------------
Treasury Fund                                 $125,705          0
Tax-Free Money Market Fund1                      0              0
Ohio Tax-Free Money Market Fund                  0              0
Strategic Income Fund                            0              0
U.S. Government Income Fund                      0              0
Insured Tax-Free Bond Fund                       0              0
Growth Equity Fund                            $25,638           0
Relative Value Fund                           $19,784           0
Stellar Fund                                  $18,956           0
Capital Appreciation Fund                        0              0
International Equity Fund                        0              0

CALCULATION OF PERFORMANCE DATA

The Funds performance or return may be shown in the form of various performance figures. The Funds' performance figures are based upon historical results and are not necessarily representative of future performance. Factors affecting the Funds' performance include general market conditions, generating expenses, the imposition of sales charges and investment management.

YIELD -- MONEY MARKET FUNDS

Yields for the money market funds are calculated daily based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by:

   o determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares;
   o dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and
   o multiplying the base period return by (365/7).

To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in the funds, the performance will be reduced for those shareholders paying those fees. The yields for the 7-day period ended November 30, 1998 were as follows:


YIELDS FOR 7-DAY PERIOD ENDING 11/30/98        C SHARES       Y SHARES
----------------------------------------------------------------------
Treasury Fund                                     3.93%          4.08%
Tax-Free Money Market Fund                        2.50%            N/A
Ohio Tax-Free Money Market Fund                   2.68%            N/A


EFFECTIVE YIELD -- MONEY MARKET FUNDS

The effective yield for the money market funds is computed by compounding the unannualized base period return by:

     O      adding 1 to the base period return;
     O      raising the sum to the 365/7th power; and
     O      subtracting 1 from the result.

The effective yields for the 7-day period ended November 30, 1998 were as follows:

EFFECTIVE YIELDS FOR 7-DAY PERIOD ENDING 11/30/98   C SHARES      Y SHARES
---------------------------------------------------------------------------
Treasury Fund                                          4.01%         4.17%
Tax-Free Money Market Fund                             2.54%           N/A
Ohio Tax-Free Money Market Fund                        2.71%           N/A


YIELD -- BOND FUND AND STOCK FUNDS

Yield is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. Under that method, the current yield quotation for a fund is based on a one month or 30-day period. The yield is computed by dividing the net investment income per share earned during the 30-day or one month period by the maximum offering-price per share on the last day of the period, according to the following formula:
     YIELD =   2[(a-b + 1)6 - 1]

                   c-d
Where: a = dividends and interest earned during the period.

       b = expenses accrued for the period (net of reimbursements)

       c = the average daily number of shares outstanding during the period that were entitled to receive dividends

       d = the maximum offering price per share on the last day of the period


This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a 12-month period and is reinvested every six months.

The yield does not necessarily reflect income actually earned by each class of shares because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders. To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in each class of shares, the performance will be reduced for those shareholders paying those fees.

The funds' yields for the 30-day period ended November 30, 1998 were as follows:

Yields for 30-day period
ended 11/30/98                          Class A         Class B       Class Y
                                         Shares          Shares        Shares
Strategic Income Fund                      --            6.30%           --
U.S. Government Income Fund              4.72%           4.72%           --
Insured Tax-Free Bond Fund               3.59%             --            --
Relative Value Fund                      0.63%           0.87%         0.88%
Stellar Fund                             2.40%             --          2.65%

AVERAGE ANNUAL TOTAL RETURNS

The average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the redeemable value according to the following formula:

          P(1+T)n  = ERV

Where P = a hypothetical initial payment of $1,000.
      T = average annual total return.
      n  = number of years.
      ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the stated periods at the end of the stated periods.

Performance for a specific period is calculated by first taking an investment (assumed to be $1,000) ("initial investment") in a fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by a fund have been reinvested at the net asset value of the fund on the reinvestment date during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between their factor and their contributions to total return.

------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS ENDED 11/30/98                              1 YEAR          5 YEARS        10 YEARS   SINCE INCEPTION
                                                                                                                  (INCEPTION DATE)
------------------------------------------------------------------------------------------------------------------------------------
Treasury Fund                             C Shares                         4.69%          4.57%            N/A          4.94%
                                          Y Shares                         4.84%            N/A            N/A          4.88%
Tax-Free Money Market Fund                C Shares                         2.83%          2.85%             --          2.80%
Ohio Tax-Free Money Market Fund           C Shares                            --             --             --          3.51%
Strategic Income Fund                     B Shares                       (2.16)%             --             --          6.54%
U.S. Government Income Fund               A Shares                         9.00%          6.09%             --          6.46%
                                          B Shares                            --             --             --          6.71%
Insured Tax-Free Bond Fund                A Shares                         7.20%             --             --          7.35%
Growth Equity Fund                        B Shares                        20.76%             --             --         25.19%
                                          Y Shares                        20.91%             --             --         20.00%
Relative Value Fund                       A Shares                        16.67%         20.62%             --         16.92%
                                          B Shares                            --             --             --          1.50%
                                          Y Shares                        16.95%             --             --         16.36%
Stellar Fund                              A Shares                         5.74%          9.55%             --          9.56%
                                          Y Shares                         6.11%             --             --         10.43%
Capital Appreciation Fund                 A Shares                         4.75%             --             --         10.35%
International Equity Fund                 A Shares                            --             --             --          3.95%

TAX EQUIVALENT YIELD

The tax-equivalent yield for the TAX-FREE MONEY MARKET FUND and OHIO TAX-FREE MONEY MARKET FUND is calculated similarly to the yield, but is adjusted to reflect the taxable yield that the funds would have had to earn to equal its actual yield, assuming a 31% tax rate and assuming that income is 100% tax-exempt. The INSURED TAX-FREE BOND FUND is calculated similarly to the yield, but is adjusted to reflect the taxable yield that the funds would have had to earn to equal its actual yield, assuming a 39.60% tax rate and assuming that income is 100% tax-exempt.

The funds may also use a tax-equivalency table in advertising and sales literature. The interest earned by the municipal securities in the funds' portfolio generally remains free from federal income tax,1 and is often free from state and local taxes as well. As the tables below indicate, a "tax-free" investment can be an attractive choice for investors, particularly in times of narrow spreads between tax-free and taxable yields. The table below would be used for the TAX-FREE MONEY MARKET FUND and INSURED TAX-FREE BOND FUND.

                                                   TAXABLE YIELD EQUIVALENT FOR 1999
                                                     MULTISTATE MUNICIPAL FUND
    FEDERAL INCOME TAX BRACKET:
------------------------------------------------------------------------------------------------------------------------------------
                                  15.00%              28.00%              31.00%              36.00%              39.60%
------------------------------------------------------------------------------------------------------------------------------------
Joint Return                  $1 -- $43,050     $42,351--$104,050  $104,051--$158,550   $158,551--$283,150     Over $283,150
Single Return                 $1 -- $25,750    $25,751 -- $62,450  $62,451 -- $130,250  $130,251 --$283,150    Over $283,150
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Yield                                       Taxable Yield Equivalent
------------------------------------------------------------------------------------------------------------------------------------
1.00%                              1.18%               1.39%               1.45%               1.56%               1.66%
1.50%                              1.76%               2.08%               2.17%               2.34%               2.48%
2.00%                              2.35%               2.78%               2.90%               3.13%               3.31%
2.50%                              2.94%               3.47%               3.62%               3.91%               4.14%
3.00%                              3.53%               4.17%               4.35%               4.69%               4.97%
3.50%                              4.12%               4.86%               5.07%               5.47%               5.79%
4.00%                              4.71%               5.56%               5.80%               6.25%               6.62%
4.50%                              5.29%               6.25%               6.52%               7.03%               7.45%
5.00%                              5.88%               6.94%               7.25%               7.81%               8.28%
5.50%                              6.47%               7.64%               7.97%               8.59%               9.11%
6.00%                              7.06%               8.33%               8.70%               9.38%               9.93%
6.50%                              7.65%               9.03%               9.42%              10.16%              10.76%
7.00%                              8.24%               9.72%              10.14%              10.94%              11.59%
7.50%                              8.82%              10.42%              10.87%              11.72%              12.42%
8.00%                              9.41%              11.11%              11.59%              12.50%              13.25%

Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent.

The chart above is for illustrative purposes only. It is not an indicator of past or future performance of fund shares.

*Some portion of the funds' income may be subject to the federal alternative minimum tax and state and local income taxes.

The following two tables would be used for the OHIO TAX-FREE MONEY MARKET FUND.

                                                        TAXABLE YIELD EQUIVALENT
                                                           STATE OF OHIO
------------------------------------------------------------------------------------------------------------------------------------
FEDERAL TAX BRACKET:
                                  15.00%              28.00%              31.00%              36.00%              39.60%
COMBINED FEDERAL AND STATE TAX BRACKET:
                                 19.040%             32.715%             37.626%             42.799%             46.399%
------------------------------------------------------------------------------------------------------------------------------------
Single Return                  $1--$25,750       $25,751-$62,450    $62,451-$130,250     $130,251-$283,150     Over $283,150

Tax-Exempt Yield                                       Taxable Yield Equivalent
------------------------------------------------------------------------------------------------------------------------------------
1.50%                              1.85%               2.23%               2.40%               2.62%               2.80%
2.00%                              2.47%               2.97%               3.21%               3.50%               3.73%
2.50%                              3.09%               3.72%               4.01%               4.37%               4.66%
3.00%                              3.71%               4.96%               4.81%               5.24%               5.60%
3.50%                              4.32%               5.20%               5.61%               6.12%               6.53%
4.00%                              4.94%               5.94%               6.41%               6.99%               7.46%
4.50%                              5.56%               6.69%               7.21%               7.87%               8.40%
5.00%                              6.18%               7.43%               8.02%               8.74%               9.33%
5.50%                              6.79%               8.17%               8.82%               9.62%              10.26%
6.00%                              7.41%               8.92%               9.62%              10.49%              11.19%

Note: The maximum marginal tax rate for the highest dollar amount in each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions. Because 1999 Ohio tax rates will not be released until October, 1999, the above calculations use 1998 Ohio tax rates.

                                                        TAXABLE YIELD EQUIVALENT
                                                           STATE OF OHIO
------------------------------------------------------------------------------------------------------------------------------------
FEDERAL TAX BRACKET:
                                  15.00%              28.00%              31.00%              36.00%              39.60%
COMBINED FEDERAL AND STATE TAX BRACKET:
                                 19.040%             32.715%             37.626%             42.799%             46.399%
------------------------------------------------------------------------------------------------------------------------------------
Joint Return                   $1-$43,050        $43,051-104,050    $104,051-$158,550    $158,551-$283,150     Over $283,150

Tax-Exempt Yield                                      Taxable Yield Equivalent
------------------------------------------------------------------------------------------------------------------------------------
1.50%                              1.85%               2.23%               2.40%               2.62%               2.80%
2.00%                              2.47%               2.97%               3.21%               3.50%               3.73%
2.50%                              3.09%               3.72%               4.01%               4.37%               4.66%
3.00%                              3.71%               4.46%               4.81%               5.24%               5.60%
3.50%                              4.32%               5.20%               5.61%               6.12%               6.53%
4.00%                              4.94%               5.94%               6.41%               6.99%               7.46%
4.50%                              5.56%               6.69%               7.21%               7.87%               8.40%
5.00%                              6.18%               7.43%               8.02%               8.74%               9.33%
5.50%                              6.79%               8.17%               8.82%               9.62%              10.26%
6.00%                              7.41%               8.92%               9.62%              10.49%              11.19%

Note: The maximum marginal tax rate for the highest dollar amount in each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions. Because 1999 Ohio tax rates will not be released until October, 1999, the above calculations use 1998 Ohio tax rates.

The charts above are for illustrative purposes only. It is not an indicator of past or future performance of fund shares.

Some portion of the fund's income may be subject to the federal alternative minimum tax and state and local income taxes.

PERFORMANCE COMPARISONS

The performance of the Funds' shares depends upon such variables as:

     o portfolio quality;
     o average portfolio maturity;
     o type of instruments in which the portfolio is invested;
     o changes in interest rates and market value of portfolio securities;
     o changes in the Fund's expenses; and
     o various other factors.

The performance of the Funds' shares fluctuates on a daily basis largely because net earnings and the maximum offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.

Investors may use financial publications and/or indices to obtain a more complete view of the Funds' performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices that the Funds use in advertising may include:

O LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all income dividends and capital gains distributions, if any. From time to time, the appropriate fund will quote its Lipper ranking in the "growth" category in advertising and sale literature.

O EUROPE, AUSTRALASIA, AND FAR EAST (EAFE) INDEX is a market capitalization weighted foreign securities index, which is widely used to measure the performance of European, Australian, New Zealand and Far Eastern stock markets. The index covers approximately 1,020 companies drawn from 21 countries in the above regions. The index values its securities daily in both U.S. dollars and local currency and calculates total returns monthly. EAFE U.S. dollar total return is a net dividend figure less Luxembourg withholding tax. The EAFE is monitored by Capital International, S.A., in Geneva, Switzerland.
     This index could be used to compare the performance of the INTERNATIONAL EQUITY FUND.

O RUSSELL MIDCAP INDEX measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 35% of the total market capitalization of the Russell 1000 Index. This index could be used to compare the performance of the CAPITAL APPRECIATION FUND.

O STANDARD & POOR'S DAILY STOCK PRICE INDICES OF 500 AND 400 COMMON STOCKS are composite indices of common stocks in industry, transportation, and financial and public utility companies that can be used to compare the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the Standard & Poor's indices assume reinvestments of all dividends paid by stocks listed on its indices. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in Standard & Poor's figures. This index could be used to compare the performances of the STRATEGIC FUND, GROWTH EQUITY FUND, RELATIVE VALUE FUND, STELLAR FUND and CAPITAL APPRECIATION FUND.

O LEHMAN BROTHERS TEN-YEAR INSURED BOND INDEX is an unmanaged index that reflects the total performance of the Insured Bond sector (includes all bond insurers with Aaa/AAA ratings) of the Lehman Municipal Bond Index. The maturities range between eight and twelve years. This index could be used to compare the performance of the INSURED TAX-FREE BOND FUND.

O LEHMAN BROTHERS TEN-YEAR STATE GENERAL OBLIGATION BONDS is an index comprised of the same issues noted above except that the maturities range between nine and eleven years. Index figures are total returns calculated for the same periods as listed above.

O MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

O MONEY, a monthly magazine, regularly ranks money market funds in various categories based on the latest available seven-day compound (effective) yield. From time to time, the appropriate fund will quote its Money ranking in advertising and sales literature. This magazine could be used to compare the performances of the TREASURY FUND, TAX-FREE MONEY MARKET FUND and OHIO TAX-FREE MONEY MARKET FUND.

O SALOMON 30-DAY TREASURY BILL INDEX is a weekly quote of the most representative yields for selected securities, issued by the U.S. Treasury, maturing in 30 days. This index could be used to compare the performance of the TREASURY FUND.

O SALOMON BROTHERS SIX-MONTH PRIME MUNI NOTES is an index of selected municipal notes, maturing in six months, whose yields are chosen as representative of this market. Calculations are made weekly and monthly. This index could be used to compare the performances of the TAX-FREE MONEY MARKET FUND and OHIO TAX-FREE MONEY MARKET FUND.

O SALOMON BROTHERS ONE-MONTH TAX-EXEMPT COMMERCIAL PAPER is an index of selected tax-exempt commercial paper issues, maturing in one month, whose yields are chosen as representative of this particular market. Calculations are made weekly and monthly. Ehrlich-Bober & Co., Inc., also tracks this Salomon Brothers index. This index could be used to compare the performances of the TAX-FREE MONEY MARKET FUND and OHIO TAX-FREE MONEY MARKET FUND.

O DONOGHUE'S MONEY FUND REPORT publishes annualized yields of money market funds weekly. Donoghue's Money Market Insight publication reports monthly and 12 month-to-date investment results for the same money funds. This report could be used to compare the performances of the TREASURY FUND, TAX-FREE MONEY MARKET FUND and OHIO TAX-FREE MONEY MARKET FUND.

O DOW JONES INDUSTRIAL AVERAGE ("DJIA") represents share prices of selected blue-chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average price of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the DJIA's index movements are leading economic indicators for the stock market as a whole. This index could be used to compare the performances of the RELATIVE VALUE FUND and STELLAR FUND.

O MERRILL LYNCH 1-10 YEAR GOVERNMENT INDEX is an unmanaged index comprised of U.S. government securities with maturities between 1 and 10 years. Index returns are calculated as total returns for periods of one, three, six, and twelve months as well as year-to-date. The index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc. This index could be used to compare the performance of the U.S. GOVERNMENT INCOME FUND.

O LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX is an unmanaged index composed of all bonds that are investment grade rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's. Investments can not be made in an index. This index could be used to compare the performances of the U.S. GOVERNMENT INCOME FUND and STELLAR FUND.

O LEHMAN BROTHERS GOVERNMENT (LT) INDEX, for example, is an index composed of bonds issued by the U.S. government or its agencies which have at least $1 million outstanding in principal and which have maturities of ten years or longer. Index figures are total return figures calculated monthly. This index could be used to compare the performance of the U.S. GOVERNMENT INCOME FUND.

Advertisements and other sales literature for shares may quote total returns that are calculated on non-standardized base periods. These total returns also represent the historic change in the value of an investment in share classes based on reinvestment of dividends over a specified period of time.

Advertisements may quote performance information that does not reflect the effect of the contingent deferred sales charge.

Advertising and other promotional literature may include charts, graphs and other illustrations using the Funds' returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, share classes can compare their performance, or performance for the types of securities in which they invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.

ECONOMIC AND MARKET INFORMATION

Advertising and sales literature for the Funds may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Funds' portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute.

INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202, serves as the independent public accountants for the Funds. Their services include examination of the Funds' financial statements and the performance of other related audit and tax services.

FINANCIAL STATEMENTS

The Funds' audited financial statements are incorporated by reference to the Funds' Annual Reports for the fiscal year ended November 30, 1998 as filed with the SEC.

APPENDIX

STANDARD & POOR'S ("S&P") CORPORATE BOND RATING DEFINITIONS

AAA-Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A-Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB-Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB, B, CCC, CC-Debt rated "BB", "B", "CCC", and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

CI-The rating "CI" is reversed for income bonds on which no interest is being paid.

D-Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATING DEFINITIONS

AAA-Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA-Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the near future.

BAA-Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BA-Bonds which are "Ba" are judged to have speculative elements; their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA-Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA-Bonds which are "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C-Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH INVESTORS SERVICE, INC. BOND RATING DEFINITIONS

AAA-Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA-Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A-Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB-Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB-Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B-Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC-Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC-Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C-Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D-Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

FIRSTAR STELLAR FUNDS

               STATEMENT OF ADDITIONAL INFORMATION


               March 31, 1999


               Firstar Stellar Treasury Fund


               This Statement of Additional Information is not a prospectus and should be read together with the prospectus of the Treasury Fund dated March 31, 1999. To receive a copy of the prospectus, write to Firstar Stellar Fund or call 1-800-677-FUND.

               The Fund's audited financial statements for the fiscal year ended November 30, 1998 are incorporated by reference to the Fund's 1998 Annual Report.
               FIRSTAR STELLAR FUNDS
               C/O FIRSTAR MUTUAL FUND SERVICES, LLC
               P.O. BOX 701
               MILWAUKEE, WISCONSIN  53201-0701


                        TABLE OF CONTENTS

GENERAL INFORMATION ABOUT FIRSTAR STELLAR FUNDS..............................3
CAPITAL STOCK................................................................3
DESCRIPTION OF THE FUND......................................................4
THE FUND'S INVESTMENTS AND RISKS.............................................5
THE FUND'S INVESTMENT LIMITATIONS............................................6
MANAGEMENT OF THE FUND.......................................................7
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..........................9
INVESTMENT ADVISORY SERVICES................................................11
BROKERAGE TRANSACTIONS......................................................11
ADMINISTRATIVE SERVICES.....................................................12
FUND ACCOUNTING AND DIVIDEND PAYING AGENT SERVICES..........................13
CUSTODIAN...................................................................13
DISTRIBUTION PLAN...........................................................13
DETERMINING NET ASSET VALUE.................................................14
PURCHASE, EXCHANGE AND PRICING OF SHARES....................................15
TAX STATUS..................................................................18
UNDERWRITERS................................................................19
CALCULATION OF PERFORMANCE DATA.............................................20
PERFORMANCE COMPARISONS.....................................................22
INDEPENDENT PUBLIC ACCOUNTANTS..............................................23
FINANCIAL STATEMENTS........................................................23
APPENDIX....................................................................24

                              FIRSTAR STELLAR FUNDS

GENERAL INFORMATION ABOUT FIRSTAR STELLAR FUNDS
--------------------------------------------------------------------------------

Firstar Stellar Funds (the "Trust") is a Massachusetts business trust established under a Declaration of Trust dated January 23, 1989. The Trust consists of a series of mutual funds, which are all open-ended management investment company. The Trust was organized under the name "Value Plus Funds," but was changed on March 29, 1989 to "Losantiville Funds." On May 1, 1993, the name of the Trust was changed again to "Star Funds." On November 20, 1998, Star Banc Corporation, the parent company of Star Bank, N.A., merged with Firstar Corporation. Star Bank, N.A. is the investment adviser of the Trust. After the merger, Star Bank changed its name to Firstar Bank, N.A. On February 11, 1999, the Board of Trustees of the Trust approved changing the Trust's name to "Firstar Stellar Funds" effective March 1, 1999.

CAPITAL STOCK
--------------------------------------------------------------------------------

TITLE AND DESCRIPTION OF SHARE CLASSES

The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The Trust currently consists of 11 individual fund portfolios. Under the Declaration of Trust and a Multiple Class Plan developed pursuant to Rule 18f3 under the 1940 Act, each fund is permitted to offer several classes of shares as follows: Class A, Class B, Class C and Class Y. Class A shares are subject to a frontend sales load as described in the prospectus and a Rule 12b1 fee. Class B shares are subject to a contingent deferred sales load as described in the prospectus and a Rule 12b1 fee. Class C shares are not subject to a sales load, but are subject to a Rule 12b1 fee. Class Y shares are not subject to a sales load or a Rule 12b1 fee. The table below lists the fund together with their share classes. Please note that throughout this Statement of Additional Information ("SAI"), the individual fund series will be referred to by their short name (i.e., without the "Firstar Stellar" preface).

---------------------------------------------------------------------------------------------------------------------------------
Money Market Fund                                 Bond Fund                               Stock Fund
---------------------------------------------------------------------------------------------------------------------------------
Treasury Fund  -  C, Y                            Insured Tax-Free Bond Fund  -  A        Growth Equity Fund  -  B, Y
Tax-Free Money Market Fund  -  C                  U.S. Government Income Fund  -  A, B    Relative Value Fund  -  A, B, Y
Ohio Tax-Free Money Market Fund  -  C             Strategic Income Fund  -  B             The Stellar Fund  -  A, Y
                                                                                          Capital Appreciation Fund  -  A
                                                                                          International Equity Fund  -  A
---------------------------------------------------------------------------------------------------------------------------------

Classes A, B and C shares are sold primarily to individuals who purchase shares through Firstar Bank, N.A. Class Y shares are offered to trusts, fiduciaries and other institutions through Firstar Bank, N.A. The expenses incurred pursuant to the Rule 12b1 Plan will be borne solely by Classes A, B and C shares of the applicable fund and constitute the only expenses allocated to one class and not the other.

RIGHTS OF EACH SHARE CLASS

Each share of the common stock of a fund is entitled one vote in electing Trustees and other matters that may be submitted to shareholders for a vote.
All shares of all classes of the fund in the Trust have equal voting rights. However, matters affecting only one particular fund or class, can be voted on only by shareholders in that fund or class. Only shareholders of Class A, B or C shares will be entitled to vote on matters submitted to a shareholder vote with respect to the Rule 12b1 Plan applicable to such class. All shareholders are entitled to receive dividends when and as declared by the Trustees from time to time and as further discussed in the Prospectus.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable under the law of Massachusetts for acts or obligations of the Trust. To protect shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders for such acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required, by the Declaration of Trust, to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust cannot meet its obligations to indemnify shareholders and pay judgments against them from its assets.

DESCRIPTION OF THE FUND
--------------------------------------------------------------------------------

The investment objectives listed below are fundamental objectives and therefore cannot be changed without the approval of shareholders.

MONEY MARKET FUND
-----------------

The TREASURY FUND, may follow non-fundamental operational policies that are more restrictive than fundamental investment limitations, as set forth in this SAI in order to comply with applicable laws and regulations, including the provisions of and regulations under the Investment Company Act of 1940 ("1940 Act"). In particular, the fund will comply with the various requirements of Rule 2a7, which regulates money market mutual fund. The fund will also determine the effective maturity of their investments, as well as their ability to consider a security as having received the requisite short-term ratings by a Nationally Recognized Ratings Organization (NRSRO) according to Rule 2a7. The fund may change these operational policies to reflect changes in the laws and regulations without the approval of shareholders.

The TREASURY FUND is a diversified fund and seeks current income consistent with maintaining stable principal.

THE FUND'S INVESTMENTS AND RISKS
--------------------------------------------------------------------------------
The respective prospectus describes the principal strategies and risks of the Fund. This section provides additional information regarding investments and transactions that the Fund is permitted to make.

REPURCHASE AGREEMENTS

   The fund may invest in repurchase agreements which are arrangements with banks, broker/dealers, and other recognized financial institutions to sell securities to the fund and agree to repurchase them at a mutually agreed upon time and price within one year from date of acquisition. The Fund or their custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from a fund, a fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines established by the Board of Trustees.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

   The fund may purchase shortterm obligations on a whenissued or delayed delivery basis. These transactions are arrangements in which a fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause a fund to miss a price or yield considered advantageous. Settlement dates may be a month or more after entering into these transactions and the market values of the securities purchased may vary from the purchase prices.

   A fund may dispose of a commitment prior to settlement if the investment adviser deems it appropriate to do so. In addition, a fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. A fund may realize short-term profits or losses upon the sale of such commitments.

   These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of a fund sufficient to make payment for the securities to be purchased are segregated on a fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction is settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of their respective assets.

RESTRICTED AND ILLIQUID SECURITIES

   The Fund may invest in a limited amount of restricted securities. Restricted securities are securities that are thinly traded or whose resale is restricted by federal securities laws. Restricted securities are any securities in which the Fund may invest pursuant to their investment objective and policies but which are subject to restrictions on resale under federal securities laws. The Fund's Board of Trustees has established criteria that allows the adviser to consider certain restricted securities as liquid.

OTHER INVESTMENT COMPANIES

   As an efficient means of carrying out their investment policies, the fund may invest in the securities of other investment companies. A disadvantage to investing in other investment companies is that they also carry certain expenses such as management fees. As a result, any investment by the fund in shares of other investment companies may duplicate shareholder expenses.

THE FUND'S INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------

The following is a list of the Fund's investment limitations, which cannot be changed without the approval of a majority of a Fund's outstanding voting securities. As used in this SAI, "a majority of a fund's outstanding voting securities" means the lesser of (1) 67% of the shares of common stock of the Fund represented at a meeting at which more than 50% of the outstanding shares are present, or (2) more than 50% of the outstanding shares of common stock of the Fund.

SELLING SHORT

   The Fund will not sell any securities short.

BUYING ON MARGIN

   The Fund will not purchase any securities on margin, but it may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities.

ISSUING SENIOR SECURITIES

   The Fund will not issue senior securities, except that each fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amount borrowed.

BORROWING MONEY

   Except as described in the prospectus, the Fund will borrow money or engage in reverse repurchase agreements for investment leverage. However, the fund may borrow money up to one-third of its value of their total assets as a temporary, extraordinary, or emergency measure or to facilitate management of the fund by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. Interest paid on borrowed fund will serve to reduce the fund's income. A fund will not purchase any securities while borrowings and reverse repurchase agreements in excess of 5% of its total assets are outstanding. During the period any reverse repurchase agreements are outstanding, the Fund will restrict the purchase of portfolio securities to money market instruments maturing on or before the expiration date of the reverse repurchase agreements, but only to the extent necessary to assure completion of the reverse repurchase agreements.

PLEDGING ASSETS

   The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, the Fund may mortgage, pledge, or hypothecate assets having a market value not exceeding 15%.

INVESTING IN REAL ESTATE

   The Fund will not purchase or sell real estate, including limited partnership interests. However, it may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities that are secured by real estate or interests in real estate.

INVESTING IN COMMODITIES

   The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts.

The Trustees may change the following investment limitations without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

INVESTING IN ILLIQUID AND RESTRICTED SECURITIES

   The Fund will not invest more than 10% of the value of its net assets in illiquid securities, including certain restricted securities not determined to be liquid under criteria established by the Trustees and repurchase agreements providing for settlement in more than seven days after notice.

   Under criteria established by the Board of Trustees, certain restricted securities are considered to be liquid. The Fund will limit its purchases of illiquid securities to 15% of its net assets which, include restricted securities not determined by the Trustees to be liquid, nonnegotiable time deposits, over-the-counter options, and repurchase agreements providing for settlement in more than 7 days after notice.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

   The Fund will limit its investment in other investment companies to:

     0 no more than 3% of the total outstanding voting stock of any investment company,

     0 no more than 5% of their respective total assets in any one investment company,

     0 no more than 10% of their respective total assets in investment companies in general.

   The Fund will limit its investments in the securities of other investment companies to those of money market fund having investment objectives and policies similar to their own.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

The fund does not expect to borrow money or pledge securities in excess of 5% of the value of their respective total assets in the coming fiscal year.

For purposes of their policies and limitations, the consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

The Trust is managed by a Board of Trustees. The Trust's Board of Trustees consists of six individuals, five of whom are not "interested persons" of the Trust as that term is defined in the 1940 Act. The Trustees are fiduciaries for the fund's shareholders and are governed by the laws of the State of Massachusetts in this regard. They establish policies for the operation of the Trust and appoint the officers who conduct the daily business of the Trust.

Officers and Trustees are listed below with their addresses, birthdates, present positions with the Trust and principal occupations.

------------------------------------------------------------------------------------------------------------------------------------
     NAME AND ADDRESS                   BIRTHDATE     POSITION AND                        PRINCIPAL OCCUPATION
                                                     OFFICE WITH THE                   DURING THE PAST FIVE YEARS
                                                          TRUST
------------------------------------------------------------------------------------------------------------------------------------
Thomas L. Conlan, Jr.*<F57>            May 20, 1938      Trustee           President and Chief Executive Officer, Student Loan
c/o Firstar Corporation                                                    Funding Resources, Inc., June 1998 to Present; President
425 Walnut Street                                                          and Chief Executive Officer, Student Loan Funding
Cincinnati, Ohio 45202                                                     Corporation, 1981 to June 1998; President and Chief
                                                                           Executive Officer, SLFC, Inc., 1991 to June 1998.
------------------------------------------------------------------------------------------------------------------------------------
Alfred Gottschalk, Ph.D.              March 7, 1930      Trustee           Chancellor (January 1996 to present), Professor and
c/o Firstar Corporation                                                    President, 1971 to 1995, Hebrew Union College-Jewish
425 Walnut Street Cincinnati, Ohio 45202                                   Institute of Religion.
------------------------------------------------------------------------------------------------------------------------------------
Robert J. Hill, D.O.                 January 13, 1959    Trustee           Physician, Ohio Valley Orthopaedic and Sports
c/o Firstar Corporation                                                    Medicine Institute, Inc. and Wellington Orthopaedics,
425 Walnut Street                                                          1994 to present; Fellow Physician, Cleveland Clinic
Cincinnati, Ohio 45202                                                     Foundation, 1993 to 1994.
------------------------------------------------------------------------------------------------------------------------------------
Dawn M. Hornback                    September 12, 1963   Trustee           Founder, President and Chief Executive Officer of
c/o Firstar Corporation                                                    Observatory Group, Inc., August 1990 to present.
425 Walnut Street                                                          Observatory Group, Inc. is marketing communications firm
Cincinnati, Ohio  45202                                                    specializing in the commercial, medical and educational
                                                                           fields.
------------------------------------------------------------------------------------------------------------------------------------
Lawrence M. Turner                    March 23, 1947     Trustee           Vice President and Treasurer, Kroger Company, 1986 to
c/o Firstar Corporation                                                    present.  The Kroger Co. operates supermarkets and
425 Walnut Street Cincinnati, Ohio  45202                                  convenience stores and processes food.
------------------------------------------------------------------------------------------------------------------------------------
William H. Zimmer, III              December 19, 1953    Trustee           Executive Vice President & Chief Financial Officer,
c/o Firstar Corporation                                                    Advanced Communications Group, Inc., December 1998 to
425 Walnut Street                                                          present; Corporate Vice President, Cincinnati Bell, Inc.,
Cincinnati, Ohio 45202                                                     1997 to 1998; Treasurer, Cincinnati Bell, Inc., 1991 to
                                                                           present; Secretary, Cincinnati Bell, Inc. 1988 to 1997;
                                                                           Assistant Treasurer, Cincinnati Bell, Inc., 1988 to 1991.
------------------------------------------------------------------------------------------------------------------------------------
Daniel B. Benhase                   November 23, 1959   President          Executive Vice President, Firstar Corporation since 1987.
Firstar Corporation
425 Walnut Street
Cincinnati, OH  45202
------------------------------------------------------------------------------------------------------------------------------------
Joseph C. Neuberger                   April 4, 1962  Vice President        Vice President, Firstar Mutual Fund Services, LLC, 1994
Firstar Mutual Fund Services, LLC                                          to present.
615 E. Michigan Street
Milwaukee, WI  53202
------------------------------------------------------------------------------------------------------------------------------------
Michael T. Karbouski                  March 3, 1965     Treasurer          Trust Officer, Firstar Mutual Fund Services, LLC, 1990 to
Firstar Mutual Fund Services, LLC                                          present.
615 E. Michigan Street
Milwaukee, WI  53202
------------------------------------------------------------------------------------------------------------------------------------
Elaine E. Richards                    April 8, 1968     Secretary          Trust Officer, Firstar Mutual Fund Services, LLC, June
Firstar Mutual Fund Services, LLC                                          1998 to present; Associate Attorney, Reinhart, Boerner,
615 E. Michigan Street                                                     Van Deuren, Norris & Rieselbach, s.c., Milwaukee,
Milwaukee, WI  53202                                                       Wisconsin, 1995 to 1998.
------------------------------------------------------------------------------------------------------------------------------------

*<F57>This trustee is deemed to be an "interested person," as defined in the 1940 Act, of the Trust by virtue of his business relationship with the Fund's investment adviser, and certain of its affiliates. The Student Loan Funding Corporation and SLFC, Inc., of which Mr. Conlan is President and Chief Executive Officer, purchase student loans from various financial institutions, including the Fund's investment adviser and its affiliates. In addition, the Fund's investment adviser extends credit from time to time to Student Loan Funding Corporation and SLFC, Inc. to finance their operations.

COMPENSATION

For their service as Trustees, the independent Trustees receive a $3,000 annual retainer fee and $2,375 per meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings. The interested Trustees of the Trust receive no compensation for their service as Trustees. The table below details the amount of compensation received by the Trustees from the Trust for the past fiscal year. Presently, none of the
executive officers receive compensation from the Trust.   The aggregate
compensation is provided for the Trust, which is comprised of eleven portfolios.

------------------------------------------------------------------------------------------------------------------------------------
NAME AND POSITION                  AGGREGATE                PENSION OR               ESTIMATED ANNUAL     TOTAL COMPENSATION
                                  COMPENSATION         RETIREMENT BENEFITS            BENEFITS UPON      FROM TRUST AND FUND
                                FROM TRUST**<F59>       ACCRUED AS PART OF              RETIREMENT         COMPLEX PAID TO
                                                          TRUST EXPENSES                                       TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Thomas L. Conlan, Jr.*<F58>           None                     None                        None                  None
Trustee
Dr. Alfred Gottschalk               $11,000                    None                        None                $11,000
Trustee
Dr. Robert J. Hill                  $11,500                    None                        None                $11,500
Trustee
Dawn M. Hornback                    $11,000                    None                        None                $11,000
Trustee
Lawrence M. Turner                  $11,000                    None                        None                $11,000
Trustee
William H. Zimmer, III              $11,500                    None                        None                $11,500
Trustee
------------------------------------------------------------------------------------------------------------------------------------

*<F58>This Trustee is deemed to be an interested person as defined in the 1940
      Act.
**<F59>A portion of these fees were paid by the Market Capitalization Fund a former Firstar Stellar Fund that was recently dissolved.

SALES LOADS

Unless a Trustee falls into one of the following categories, there are currently no discounts available to Trustees on sales charges applied to shares of the Fund. The following persons will not have to pay a sales charge on class A shares:

  0 Employees and retired employees of Firstar Bank (or Star Bank), or their affiliates and members of their families (including parents, grandparents, siblings, spouses, children, and in-laws) of such employees or retired employees;

  0  FirstarTrust customers of Firstar Corporation and its subsidiaries; and

  0  nontrust customers of financial advisers.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

CONTROL PERSON

For certain purposes, Firstar Bank, N.A. may be deemed to control the Fund because it owns over 25% of the voting shares of the Fund and, as a result, will be able to affect the outcome of certain matters presented for a vote of each of the fund's shareholders. Firstar Bank serves as the investment adviser for the Fund and also serves as custodian. Firstar Bank is located at 425 Walnut Street, Cincinnati, Ohio 45202. Firstar Bank is a national association and is whollyowned by Firstar Corporation. The table below shows the approximate percentage of the Fund owned by Firstar Bank, N.A. as of March 1, 1999.

--------------------------------------------------------------------------------
PERCENTAGE OWNED BY FIRSTAR BANK, N.A.       C Shares       Y Shares
--------------------------------------------------------------------------------
Treasury Fund                                88.91%         43.52%
--------------------------------------------------------------------------------

PRINCIPAL HOLDERS

As of March 1, 1999, no one is deemed to be a principal holder of the Fund. A principal holder is a person that beneficially owns 5% or more of the Fund's outstanding equity securities.

MANAGEMENT OWNERSHIP

As of March 1, 1999, the officers and Trustees of the Trust own less than 1% of the outstanding shares of the Fund.

INVESTMENT ADVISORY SERVICES
--------------------------------------------------------------------------------

ADVISER TO THE FUND

The Trust's investment adviser is Firstar Bank, N.A. located at 425 Walnut Street, Cincinnati, Ohio 45202 ("Firstar Bank"). Firstar Bank is a wholly-owned subsidiary of Firstar Corporation whose principal business is commercial banking. On November 20, 1998, Star Banc Corporation merged with Firstar Corporation. The new entity retained the "Firstar" name and Firstar Corporation is now the parent company of the adviser. Firstar Bank, N.A. was known as Star Bank, N.A. prior to the merger.

The merger has produced no significant changes to the management of the Adviser. Together, the two banks have become the 21st largest bank in the United States and have blended an expertise of trust administration and investments together with extensive knowledge in the mutual fund industry.

Firstar Bank's assets under management, including mutual funds have a market value in excess of $ 12 billion. As part of its regular banking operations, Firstar Bank may make loans to public companies. As a result, it may be possible for the Fund to hold or acquire securities of companies that are also lending clients of Firstar Bank. The lending relationship will not be a factor in the selection of securities. Because of internal controls maintained by Firstar Bank to restrict the flow of nonpublic information, Trust investments are typically made without any knowledge of Firstar Bank's or its affiliates' lending relationships with an issuer.

Firstar Bank shall not be liable to the Trust, the Fund, or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

Firstar Corporation is also the parent company to Firstar Investment Management and Research Company, LLC ("FIRMCO"), a registered investment adviser. FIRMCO serves as the investment adviser to the Firstar Fund, a separate family of fund using the "Firstar" name.

ADVISORY FEES

For its advisory services, Firstar Bank receives an annual investment advisory fee from the fund as described in the prospectus. For the fiscal years (or period, as the case may be) ended November 30, 1996, 1997 and 1998 the Adviser earned and was paid the following amounts.


--------------------------------------------------------------------------------
                                     Advisory fees earned
--------------------------------------------------------------------------------
                            1996             1997             1998
--------------------------------------------------------------------------------
Treasury Fund               $3,586,051       $4,990,143       $6,734,607
--------------------------------------------------------------------------------

BROKERAGE TRANSACTIONS
--------------------------------------------------------------------------------

The adviser is responsible for making decisions to buy and sell securities for the Fund and for placing the Fund's securities. The adviser is also responsible for negotiating the commissions to be paid on such transactions and allocating portfolio transactions. The adviser seeks to obtain the best execution at the best security price available with respect to each transaction. The best price to a fund means the best net price without regard to the mix between purchase or sale price and commission if any. While the adviser seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest available commission. Brokerage will not be allocated based on the sale of the Fund's shares.

During the fiscal years (or period, as the case may be) ended November 30, 1996, 1997 and 1998, the Fund paid the following total brokerage commissions.

--------------------------------------------------------------------------------
                            1996      1997      1998
--------------------------------------------------------------------------------
Treasury Fund               $0        $0        $0
--------------------------------------------------------------------------------

Section 28(e) of the Securities Exchange Act of 1934, as amended, permits an investment adviser under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include:

(a)furnishing advice as to the value of securities, the availability of investing, purchasing or selling securities and the availability of securities or purchases or sellers of securities;

(b)furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accruals; and

(c)effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

In selecting broker or dealers, the adviser considers investment and market information and other research, such as economic, securities and performance measurement research provided by such brokers or dealers and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commissions charged by any such broker or dealer may be greater than the amount another firm might charge if the adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such brokers or dealers to the Fund. The adviser believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. Such higher commissions will not be paid by the Fund unless:

(a) the adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the adviser's overall responsibilities with respect to the accounts, including the Fund as to which it exercises investment discretion;

(b) such payment is made in compliance with the provisions of Section 28(e) and to other applicable state and federal laws; and

(c) in the opinion of the adviser, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.

Although investment decisions for the Fund are made independently from those of the other accounts managed by the adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

ADMINISTRATIVE SERVICES

As of October 1, 1998, Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, a subsidiary of Firstar Bank, N.A., ("Firstar"), provides administrative personnel and services to the Fund.
Firstar provides services such as legal compliance and accounting services. Firstar provides these services at an annual rate of 0.11% of the average daily net assets of the fund. Prior to October 1, 1998, Federated Administrative Services provided administrative services to the Fund at an annual rate of 0.12% of the fund's average daily net assets.

Edgewood Services, Inc. serves as sub-administrator to the Fund. For its services, Edgewood is paid a fee by the Fund's administrator and is not paid by the Fund. Over the last three fiscal years the Trust on behalf of the Fund paid the following amount in administrative fees:

--------------------------------------------------------------------------------
Fees Paid to:               Federated    Federated    Federated     Firstar
--------------------------------------------------------------------------------
                            Fiscal year  Fiscal year  12/1/97 -     10/1/98 -
                            ended 1996   ended 1997   9/30/98       11/30/98
--------------------------------------------------------------------------------
Treasury Fund               $717,407     $922,287     $1,270,147    $290,973

FUND ACCOUNTING AND DIVIDEND PAYING AGENT SERVICES
--------------------------------------------------------------------------------

As of October 1, 1998, Firstar provides fund accounting personnel and services to the Fund pursuant to a Fund Accounting Service Agreement. Under the Fund Accounting Servicing Agreement, Firstar provides portfolio accounting services, expense accrual and payment services, fund valuation and financial reporting services, tax accounting services and compliance control services. Firstar receives a fund accounting fee, for the Fund, which is billed on a monthly basis. Firstar acts as the Fund's dividend paying agent. Federated Services Company previously provided those services to the Fund.

CUSTODIAN
--------------------------------------------------------------------------------

Firstar Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202, is custodian for the cash and securities of the Fund. Under the Custodian Agreement, Firstar Bank holds the Fund's portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. The custodian receives an annual fee equal to 0.025% of the Fund's average daily net assets.

DISTRIBUTION PLAN
--------------------------------------------------------------------------------

As noted in the Fund's prospectus, the Trust on behalf of the Fund has adopted a Rule 12b1 Plan, as amended and restated, pursuant to Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act (the "Plan"). The Plan was adopted to facilitate the sale of a sufficient number of shares to allow the Fund to achieve economic viability. The Plan is a compensation type of Plan that provides the Trust the ability to use assets of the Fund to pay securities dealers, financial institutions and other industry professionals ("shareholder service organizations") to finance any activity that is principally intended to result in the sale of the Fund's shares subject to the Plan. Such activities may include:

o the advertising and marketing of shares of the Fund;
o preparing, printing, and distributing prospectuses and sales literature to prospective shareholders, brokers, or administrators; and
o implementing and operating the Plan.

The distributor may pay fees to brokers and others for such services. As of April 1, 1999, Edgewood Services, Inc., Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, became the distributor for the Fund. From October 1, 1998 to March 31, 1999, B.C. Ziegler and Company, 215 North Main Street, West Bend, Wisconsin 53095, served as the Fund's distributor. Prior to that, Federated Securities Corporation, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, provided distribution services to the Fund.

In compensation for the services provided pursuant to this Plan, Edgewood Services, Inc. will be paid a monthly fee computed at the annual rate of up to 0.25% of the average aggregate net asset value of shares of the Fund held during the month. The Plan provides that the only shares of the Fund subject to the accrual and payment of Rule 12b1 fees are the Fund in which there is Y class of shares. Although Class Y shares are not subject to Rule 12b1 fees, Classes A, B or C shares within the particular fund are subject to the fees. Class C of the Treasury Fund is paying Rule 12b1 fees because a Y class of shares exists in the fund.

The Trust's Board of Trustees, including all of the independent Trustees as defined in the 1940 Act, has approved the Plan. The Board of Trustees has determined that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. The Board of Trustees believes, therefore, that it will benefit the Fund to have monies available for the direct distribution activities of the distributor in promoting the sale of the Fund's shares. Furthermore, having money available will avoid any uncertainties as to whether other payments by the Fund constitute distribution expenses on behalf of the Fund. The Plan must be renewed annually by the Board of Trustees, including a majority of the independent Trustees who have no direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for that purpose. It is also required that the independent Trustees select and nominate other independent Trustees.

The Plan and any related agreement may not be amended to materially increase the amounts to be spent for distribution expenses without approval by a majority of the Fund's outstanding shares. All material amendments to the Plan or any related agreements must be approved by a vote of the independent Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

The distributor is required to report in writing to the Board of Trustees, at least quarterly, on the amounts and purpose of any payment made under the Plan. The distributor is also required to furnish the Board of Trustees with such other information as may reasonably be requested in order to enable the Trustees to make an informed determination of whether the Plan should be continued.

With the exception of Firstar Bank, in its capacity as the Fund's investment adviser, and Edgewood Services Inc., in its capacity as distributor of the Fund's shares, no "interested person" of the Fund, as defined in the 1940 Act, and no trustee of the Fund who is not an "interested person" has or had a direct or indirect financial interest in the Plan or any related argument.

DETERMINING NET ASSET VALUE
--------------------------------------------------------------------------------

The net asset value generally changes each day. The days on which the net asset value is calculated by the Fund are described in the prospectus. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund are informed of the ex-dividend date.

DETERMINING MARKET VALUE OF SECURITIES
--------------------------------------------------------------------------------

Market or fair values of the Fund's portfolio securities are determined as follows:

1.For equity securities: according to the last sale price on a national securities exchange, if applicable.

2.In the absence of recorded sales for listed equity securities: according to the mean between the last closing bid and asked prices.

3.For unlisted equity securities:  latest bid prices.

4.For bonds and other fixed-income securities: as determined by an independent pricing service.

5.For short-term obligations: according to the mean between bid and asked prices as furnished by an independent pricing service.

6.For short-term obligations with remaining maturities of 60 days or less at the time of purchase: at amortized cost.

7.For all other securities: at fair value as determined in good faith by the Trustees.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may reflect institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

TRADING IN FOREIGN SECURITIES
Trading in foreign securities may be completed at times that vary from the closing of the New York Stock Exchange. In computing the net asset value, the Fund value foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the New York Stock Exchange. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the New York Stock Exchange. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the underlying fund's board of directors, although the actual calculation may be done by others.

PURCHASE, EXCHANGE AND PRICING OF SHARES
--------------------------------------------------------------------------------

Except in initial circumstances as described in the prospectus, shares of the Fund are sold at their net asset value plus a sales charge, on days the New York Stock Exchange and the Federal Reserve wire system are open for business. The procedure for purchasing shares of the Fund is explained in the prospectus. CLASS C AND CLASS Y SHARES

Class C and Class Y shares are sold at their net asset value and do not have sales charges or contingent deferred sales charges. See the prospectus for more information.

EXCHANGE PRIVILEGE

Shareholders may exchange shares within the Firstar Stellar Funds. Prior to any exchange, shareholders should read a copy of the current prospectus of the fund into which they wish to exchange. To participate in the exchange privilege, shareholders must exchange shares having a net asset value of at least $1,000. If you established your account through a Shareholder Service Organization, you may be able to exchange a lower amount, but you should consult your account agreement for procedures. Exercising the exchange privilege is treated as a sale for federal income tax purposes and you may realize short or longterm capital gains or losses on the exchange.

Shareholders may exchange shares by telephone or in writing as follows:

Telephone                                In Writing
---------                                ----------
You may exchange shares by telephone     You may send your exchange request in
only if the shareholders registered      writing.  Please provide the fund name
on your account are the same             and account number for each of the Fund
shareholders registered on the account   involved in the exchange and make sure
into which you are exchanging. Exchange  the letter of instruction is signed by
requests must be received before         all shareholders on the account.
3:30 p.m. (Eastern time) to be
processed that day.

Each class of shares may be exchanged as follows:

o Holders of Class C or Y shares of any of the Firstar Stellar Funds may exchange such shares for Class C or Y shares of any other Firstar Stellar Funds at net asset value.

o Holders of Class B shares of any Firstar Stellar Fund may exchange such shares for Class B or C shares of any other Firstar Stellar Fund at net asset value.

o Holders of Class A shares of any Firstar Stellar Fund may exchange such shares for Class A or C shares of any other Firstar Stellar Fund at net asset value plus the difference (if any) between the sales charge already paid on the shares of the fund which are being exchanged out of, and any sales charge imposed by the fund which is being exchanged into. In all cases, shareholders will be required to pay a sales charge only once.

Shares are exchanged at their net asset values. However, additional fees may apply to class A and B shares as noted in the table below.

--------------------------------------------------------------------------------
A to A Exchange
--------------------------------------------------------------------------------
When you exchange Class A shares of a fund for Class A shares of another fund, you will have to pay the difference between the fund's sales charge you already paid and the sales charge of the fund into which you are entering.

--------------------------------------------------------------------------------
A to C Exchange
--------------------------------------------------------------------------------
When you exchange Class A shares of a fund for Class C shares of another fund, the Class A shares retain their charge to be exercised in further exchanges.
If you later re-exchange the C shares that you obtained from the AC exchange, you would exchange at the NAV plus the difference between the sales charge initially paid and the sales charge of the fund into which you are entering.

--------------------------------------------------------------------------------
B to B Exchange / B to C Exchange
--------------------------------------------------------------------------------
When you exchange Class B shares of a fund for Class B or C shares of another fund, no sales charges are assessed at the time of the exchange. However, if you redeem shares within 5 years of the original purchase, a CDSC will be imposed according to the original purchase date.

NOTE: Firstar Stellar Funds may modify or terminate the exchange privilege at any time. Investors may have difficulty making exchanges by telephone through brokers or banks during times of drastic market changes. If you cannot contact your broker or bank, by telephone, you should send your request in writing via overnight mail.

EXCHANGING SECURITIES FOR FUND SHARES

The Fund may accept securities in exchange for shares. The Fund will allow such exchanges only upon the prior approval of the particular fund and a determination by the fund and the Adviser that the securities to be exchanged are acceptable.

Any securities exchanged must meet the investment objective and policies of the fund, must have a readily ascertainable market value, and must not be subject to restrictions on resale. The fund acquires the exchanged securities for investment and not for resale. The market value of any securities exchanged in an initial investment, plus any cash, must be at least $25,000.

Securities accepted by the fund will be valued in the same manner as the fund values its assets. The basis of the exchange will depend upon the net asset value of shares of the fund on the day the securities are valued. One share of the fund will be issued for each equivalent amount of securities accepted.

Any interest earned on the securities prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription, or other rights attached to the securities become the property of the fund, along with the securities.

SHAREHOLDER SERVICES PLAN

Shareholder service organizations are nonaffiliated banks and broker/dealers that provide certain support and distribution services to their customers who are the beneficial owners of the Fund's shares. Generally, the services provided include assisting customers in processing purchase, exchange and redemption requests, although the services vary according to the specific agreement. Shareholder service organizations are record owners of the shares of the Fund and are responsible for promptly transmitting orders. The organizations may charge their customers for services relating to their investment in the Fund. If you are a customer of a shareholder service organization, carefully read your account agreement together with the Fund's prospectus with regard to services provided, fees charged and any restrictions imposed.

Firstar Bank has a shareholder services plan that permits the payment of fees to Firstar Bank and, indirectly, to financial institutions to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include, but are not limited to, providing: office space, equipment, telephone facilities, and various clerical, supervisory, computer and other personnel as necessary or beneficial to:

o establish and maintain shareholder accounts and records;

o process purchase and redemption transactions and automatic investments of client account cash balances;

o answer routine client inquiries; and

o assist clients in changing dividend options, account designations and addresses.

CONVERSION TO FEDERAL FUND

It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal fund or be converted into federal fund. Firstar Bank acts as the shareholder's agent in depositing checks and converting them to federal fund.

REDEEMING SHARES
--------------------------------------------------------------------------------

REDEMPTION IN KIND

Although the Trust intends to redeem shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the respective Fund's portfolio. To satisfy registration requirements in a particular state, redemption in kind will be made in readily marketable securities to the extent that such securities are available. If the state's policy changes, the Fund reserve the right to redeem in kind by delivering those securities it deems appropriate.
Redemption in kind will be made in conformity with applicable Securities and Exchange Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Trustees determine to be fair and equitable.

The Trust has elected to be governed by Rule 18f1 under the 1940 Act under which the Fund is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the class' net asset value during any 90-day period.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transaction costs in the disposition of such securities.

REDEMPTION IN WRITING

To redeem shares, shareholders may send a written request to:

                       Firstar Stellar Funds
                       c/o Firstar Mutual Fund Services, LLC
                       P.O. Box 701
                       Milwaukee, Wisconsin  53201-0701

The written letter of instructions must include:

o    the shareholder(s)' name,

o    the fund name,

o    the account number,

o    the share or dollar amount to be redeemed, and

o    signatures by all shareholders on the account.

The proceeds will be wired to the bank account of record or sent to the address of record within seven calendar days.

If shareholders request redemption proceeds be sent to an address other than that on record with the fund or proceeds made payable other than to the shareholder(s) of record, the written request must have signatures guaranteed by:

o a trust company or commercial bank whose deposits are insured by the BIF, which is administered by the FDIC;

o  a member of the New York, Boston, American, Midwest, or Pacific Stock
   Exchange;

o a savings bank or savings association whose deposits are insured by the SAIF, which is administered by the FDIC; or

o any other ''eligible guarantor institution'' as defined in the Securities Exchange Act of 1934.

The Fund does not accept signatures guaranteed by a notary public.

The Trust and its transfer agent have adopted standards for accepting signature guarantees from the above institutions. The Trust may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Trust and its transfer agent reserve the right to amend these standards at any time without notice.

TAX STATUS
--------------------------------------------------------------------------------

THE TRUST'S TAX STATUS

The Trust will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code applicable to "regulated investment companies" and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:

    o derive at least 90% of their gross income from dividends, interest and gains from the sale of securities;

    o invest in securities within certain statutory limits; and

    o distribute to their shareholders at least 90% of their net income earned during the year.

In the event the Trust fails to qualify as a "regulated investment company," it will be treated as a regular corporation for federal income tax purposes. Accordingly, the Trust would be subject to federal income taxes and any distributions made by the Fund would be taxable and non-deductible by the Trust. This would increase the cost of investing in the Fund for shareholders and would make it more economical for shareholders to invest directly in securities held by the Fund instead of investing indirectly in such securities through the Fund.

Regarding the TREASURY FUND, shareholders are subject to federal income tax on dividends received as cash or additional shares. No portion of any income dividend paid by the fund is eligible for the dividends received deduction available to corporations. These dividends and any short-term capital gains are taxable as ordinary income.

CAPITAL GAINS

Shareholders will pay federal tax at long-term capital gain rates on long-term capital gains distributed to them regardless of how long they have held fund shares.

Capital gains experienced by the TREASURY FUND could result in an increase in dividends. Capital losses could result in a decrease in dividends. If, for some extraordinary reason, a fund realizes net long-term capital gains, it will distribute them at least once every 12 months.

Distribution of long-term capital gains are taxed as such, whether they are taken in cash or reinvested, and regardless of the length of time the shareholder has owned the shares.


UNDERWRITERS
--------------------------------------------------------------------------------

DISTRIBUTION OF SECURITIES

The Fund paid the following amounts under the Rule 12b1 Plan to Federated Securities Corporation during the last three fiscal years. As of October 1, 1998, B.C. Ziegler and Company served as the principal distributor for the Fund from October 1, 1998 to March 31, 1999. The amounts paid by the Fund to B.C. Ziegler and Company and retained during the fiscal year ended November 30, 1998 are shown on the next table.

--------------------------------------------------------------------------------------------------
                            Fiscal Year 1996      Fiscal Year 1997        12/1/97 - 9/30/98
Fees Paid to Federated   Total           Amount   Total         Amount   Total            Amount
                         commission    retained   commission  retained   commission     retained
--------------------------------------------------------------------------------------------------
Treasury Fund            0                    0   $202,834       0 $539,210          0
--------------------------------------------------------------------------------------------------


----------------------------------------------------------
                                    10/1/98 - 11/30/98
Fees Paid to B.C. Ziegler         Total           Amount
                                  commissions     retained
----------------------------------------------------------
Treasury Fund                     $125,705        0
----------------------------------------------------------

CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------

The Fund's performance or return may be shown in the form of various performance figures. The Fund's performance figures are based upon historical results and are not necessarily representative of future performance. Factors affecting the Fund's performance include general market conditions, generating expenses, the imposition of sales charges and investment management.

YIELD -- MONEY MARKET FUND

Yields for the money market fund are calculated daily based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by:

   o determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares;

   o dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and

   o multiplying the base period return by (365/7).

To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in the fund, the performance will be reduced for those shareholders paying those fees. The yields for the 7-day period ended November 30, 1998 were as follows:

--------------------------------------------------------------------------------
YIELDS FOR 7-DAY PERIOD ENDING 11/30/98      C SHARES       Y SHARES
--------------------------------------------------------------------------------
Treasury Fund                                3.93%          4.08%
--------------------------------------------------------------------------------


EFFECTIVE YIELD -- MONEY MARKET FUND

The effective yield for the money market fund is computed by compounding the unannualized base period return by:

     o    adding 1 to the base period return;
     o    raising the sum to the 365/7th power; and
     o    subtracting 1 from the result.

The effective yields for the 7-day period ended November 30, 1998 were as follows:

--------------------------------------------------------------------------------
EFFECTIVE YIELDS FOR 7-DAY PERIOD ENDING 11/30/98    C SHARES         Y SHARES
--------------------------------------------------------------------------------
Treasury Fund                                        4.01%            4.17%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS

The average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the redeemable value according to the following formula:

               n
          P(1+T)   = ERV

Where P = a hypothetical initial payment of $1,000.

      T = average annual total return.

      n  = number of years.

      ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the stated periods at the end of the stated periods.

Performance for a specific period is calculated by first taking an investment (assumed to be $1,000) ("initial investment") in a fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by a fund have been reinvested at the net asset value of the fund on the reinvestment date during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between their factor and their contributions to total return.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                   SINCE INCEPTION
ENDED 11/30/98                1 YEAR     5 YEARS    10 YEARS  (INCEPTION DATE)
--------------------------------------------------------------------------------
Treasury Fund       C Shares   4.69%       4.57%         N/A             4.94%
                    Y Shares   4.84%         N/A         N/A             4.88%
--------------------------------------------------------------------------------

PERFORMANCE COMPARISONS
--------------------------------------------------------------------------------

The performance of the Fund's shares depends upon such variables as:

    o portfolio quality;

    o average portfolio maturity;

    o type of instruments in which the portfolio is invested;

    o changes in interest rates and market value of portfolio securities;

    o changes in the Fund's expenses; and

    o various other factors.

The performance of the Fund's shares fluctuates on a daily basis largely because net earnings and the maximum offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.

Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of the fund, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices that the Fund use in advertising may include:

o LIPPER ANALYTICAL SERVICES, INC., ranks the fund in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all income dividends and capital gains distributions, if any. From time to time, the appropriate fund will quote its Lipper ranking in the "growth" category in advertising and sale literature.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual fund of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

o MONEY, a monthly magazine, regularly ranks money market fund in various categories based on the latest available seven-day compound (effective) yield. From time to time, the appropriate fund will quote its Money ranking in advertising and sales literature. This magazine could be used to compare the performances of the TREASURY FUND.

o SALOMON 30-DAY TREASURY BILL INDEX is a weekly quote of the most representative yields for selected securities, issued by the U.S. Treasury, maturing in 30 days. This index could be used to compare the performance of the TREASURY FUND.

o DONOGHUE'S MONEY FUND REPORT publishes annualized yields of money market fund weekly. Donoghue's Money Market Insight publication reports monthly and 12 month-to-date investment results for the same money fund. This report could be used to compare the performances of the TREASURY FUND.

Advertisements and other sales literature for shares may quote total returns that are calculated on nonstandardized base periods. These total returns also represent the historic change in the value of an investment in share classes based on reinvestment of dividends over a specified period of time.

Advertisements may quote performance information that does not reflect the effect of the contingent deferred sales charge.

Advertising and other promotional literature may include charts, graphs and other illustrations using the Fund's returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, share classes can compare their performance, or performance for the types of securities in which they invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.

ECONOMIC AND MARKET INFORMATION

Advertising and sales literature for the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund's portfolio managers and their views and analysis on how such developments could affect the Fund. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute.

INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

Arthur Andersen LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202, serves as the independent public accountants for the Fund. Their services include examination of the Fund's financial statements and the performance of other related audit and tax services.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The Fund's audited financial statements are incorporated by reference to the Fund's Annual Reports for the fiscal year ended November 30, 1998 as filed with the SEC.

APPENDIX
--------------------------------------------------------------------------------

STANDARD & POOR'S ("S&P") CORPORATE BOND RATING DEFINITIONS

AAA-Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A-Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB-Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB, B, CCC, CC-Debt rated "BB", "B", "CCC", and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

CI-The rating "CI" is reversed for income bonds on which no interest is being paid.

D-Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATING DEFINITIONS

AAA-Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA-Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the near future.

BAA-Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BA-Bonds which are "Ba" are judged to have speculative elements; their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA-Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA-Bonds which are "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C-Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH INVESTORS SERVICE, INC. BOND RATING DEFINITIONS

AAA-Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. AA-Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A-Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB-Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB-Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B-Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC-Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC-Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C-Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D-Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.